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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-8817
ING Equity Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2008

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2008

Classes A, B, C, I, O, Q, and W

Domestic Equity and Income Fund

■  ING Real Estate Fund

Domestic Equity Growth Funds

■  ING Equity Dividend Fund
■  ING Fundamental Research Fund
■  ING LargeCap Growth Fund
■  ING MidCap Opportunities Fund
■  ING Opportunistic LargeCap Fund
■  ING SmallCap Opportunities Fund

Domestic Equity Value Funds

■  ING Financial Services Fund
■  ING LargeCap Value Fund

■	ING SmallCap Value Multi-Manager Fund
(formerly, ING SmallCap Value Choice Fund)
■  ING Value Choice Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

The first half of the year has been a challenging period for investors. We have seen a variety of industries impacted by an economic uncertainty and market volatility.

Often what happens in these situations is that anxiety clouds sound investment principles. Market corrections are a natural part of the investment cycle, and attempts to “time” buy-and-sell decisions often hinder achieving long-term investment goals. Research bears this out. Based on Bloomberg research, if you were fully invested in domestic equities between December 1997 and December 2007, a $10,000 investment would have grown to more than $17,000. However, had you missed the “best” 10 days of that ten-year period, your $10,000 would have grown to less than $12,000. Missing the “best” 20 days of that ten-year cycle would have been even costlier — resulting in your original $10,000 investment being worth less than $8,000.(1) No one knows when those “best” days will occur, but history tells us that, when investing, staying focused on the long term may be the prudent strategy.

ING encourages you to take this opportunity to meet with your financial professionals to ensure your portfolio reflects your goals and risk tolerance. In doing this, many investors discover that building a well-diversified investment portfolio — one made up of allocations to a wide range of asset classes — may be the best way to withstand market volatility.

At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,

Shaun P. Mathews,
CEO
ING Funds
June 30, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Bloomberg calculations based on performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) between December 31, 1997 and December 31, 2007.

1

Market Perspective:  Year Ended May 31, 2008

In our semi-annual report we described how investors, initially hopeful that central bankers could loosen the credit squeeze that had taken hold in the months before, were having second thoughts. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) had slumped in November. There followed four consecutive losing months as mutually reinforcing financial dislocation and economic weakness, plus soaring food and energy prices intensified the crisis and drove investors from risk assets. A strong bounce in April presaged a tentative gain in May that was fading fast by the end. In the second half of our fiscal year global equities fell 5.8% (fell 8.95% for the whole fiscal year).

In currencies for the six months through May, the dollar fell 4.7% against the euro (hawkish European Central Bank), 4.1% against the yen (carry trades unwound), but recovered 4.8% against the pound (UK economy on the precipice). Corresponding whole year losses versus the euro and the yen were 13.4% and 13.2%, respectively, and the gain against the pound was 0.1%.

The Federal Reserve Board’s first response to the credit crisis had been to reduce its discount rate (the lending rate to banks) by 125 basis points (1.25%) in August through October. It had also cut the federal funds rate by 75 basis points (0.75%). By year-end both rates were reduced by another 25 basis points (0.25%).

But using the discount window had a stigma attached to it and credit stayed tight, as a procession of financial institutions reported heavy write-downs of mortgage-backed assets.

The credit crisis had its roots in the real economy of course, where most statistics remained grim.

In housing, the source of much of the problem, sales of new and existing homes continued to plumb multi-year depths. In May, one index of house prices recorded its fifteenth straight fall at an accelerating rate, while foreclosures surged. The February through May payrolls reports all showed declines, the first time payrolls had fallen in over four years. Gross domestic product (“GDP”) growth was reported at a slim 0.9% annualized.

On the inflation front, by early March the price of a barrel of oil was regularly setting new records above $100. Prices of agricultural foodstuffs were also soaring, caused by ever increasing demand, inelastic supply, the effect of the price of oil on transportation and the cost of fertilizer, as well as the actions of some governments in subsidizing consumption and restricting exports.

Yet despite headline consumer price index (“CPI”) inflation at 4%, there was already no doubt about the intended direction of policy.

On a holiday Monday in January, after Moody’s Investors Services Inc. (“Moody’s”) put the Aaa ratings of mono-line insurers on review, major international stock markets sold off by about 6%. On Tuesday, the Federal Reserve Board (the “Fed”) acted, cutting the federal funds and discount rates by 75 basis points (0.75%). By the end of April the discount rate would be lower still, by 175 basis points (1.75%) and the federal funds rate by 150 basis points (1.50%). On the fiscal side, Congress passed a $168 billion plan to stimulate the economy.

Events took a remarkable turn in March when Bear Stearns was laid low in days by rumors of pending insolvency. The Fed brokered the sale of Bear Stearns to JP Morgan for just $10 per share, providing loan finance for the purpose. In addition, crucially, it agreed to extend liquidity to primary dealers and to accept mortgage backed securities as collateral.

Stock markets globally seemed to take heart from this watershed event and recovered an average of 6% in April. This continued into May with the Fed’s early announcement of the expansion of its various liquidity extension programs. But by mid-month the trajectory was turning back down, as the producer price index registered the biggest annual increase since 1991 and oil nudged $130 per barrel. Our fiscal year ended with the University of Michigan consumer confidence index languishing at 1980 levels.

For the six-month period through May 31, 2008, fixed income returns reflected the flight to safety. Treasury Bill yields dropped 122 basis points (1.22%) (fell 274 basis points or 2.74% for the whole fiscal year), while 10-year Note yields actually rose by 8 basis points (0.08%), as inflationary concerns persisted (fell 84 basis points or 0.84% for the whole fiscal year). The Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds returned 1.49% for the second six months and 6.89% for the fiscal year.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3)

2

Market Perspective:  Year Ended May 31, 2008

including dividends, fell 4.5% in the second six months (fell 6.7% for the whole fiscal year). In addition to the conditions and events described above investors faced dividend cuts by some high-profile names in the financials sector and weighed by that sector, a third consecutive quarter of declining profits. The S&P 500® Index stood 10.5% below its all time high reached on October 9.

Internationally, the MSCI Japan® Index(4) fell 7.3% in the six months through May 31, 2008 (fell 18.4% for the whole fiscal year) as exports faced the threats of a slowing world economy and a sharply higher yen, while household spending stagnated. The MSCI Europe ex UK® Index(5) fell 10.4% in the six months through May 31, 2008 (fell 14.8% for the whole fiscal year) with banks taking vast write-downs on the value of asset backed securities. But there were only pockets of weakness in the housing market and with unemployment at a record low plus the highest headline inflation since 1992, the European Central Bank was in no mood to reduce interest rates. In the UK, the MSCI UK® Index(6) fell 4.1% in the six months through May 31, 2008 (fell 6.1% for the whole fiscal year). The Bank of England cut rates three times, but by just 0.25% each time because of accelerating inflation. Despite the worst housing downturn since 1992, the UK market did less badly than the rest of Europe due to its 30% weighting in surging materials and energy.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING Real Estate Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Real Estate Fund (the ”Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (11.59)% compared to the Morgan Stanley Capital International U.S. REIT Index(4) (“MSCI U.S. REIT® Index”), which returned (12.66)%, for the same period.

Portfolio Specifics: Property companies posted a negative total return for the period as angst about a weakening economy, continuing problems in the credit markets and decelerating earnings growth forecasts have weighed on the stocks. Promising price movements exhibited in the markets in March and April provided some hope that equity markets, including global property stocks, are beginning to firm following proactive moves by the Federal Reserve Bank (the “Fed”), which lowered the federal funds rate by 75 basis points (0.75%) to 2.25% and, separately, provided financial support via a $200 billion lending program to the banking community. The subsequent positive response by equity markets, including real estate investment trusts (“REITs”), helped to advance the argument that the worst of the current credit crunch might be behind us. Property companies appear to be finding support after experiencing their most significant correction in nearly a decade (a 35% peak-to-trough correction since peaking in February of last year, versus past peak-to-trough corrections in the 25% range) with valuations that are, in our opinion, the most attractive we have seen in years. We continue to believe that property stocks are well-positioned to manage through the current economic environment, despite headwinds which may persist past mid-year.

The Fund has outperformed its benchmark during the past twelve-month period as the result of strong security selection. The Fund’s exposure to the industrial, mall, shopping center, hotel and healthcare sectors contributed to positive relative performance for the period. The Fund’s exposure to the office sector was the only relative detractor from performance during this period. The Fund maintained an average overweight to the mall, office and healthcare sectors during the period and maintained an average underweight to the industrial, shopping center, apartment and storage sectors. An overweight allocation to the healthcare sector and an underweight allocation to the hotel sector added to relative performance, while an overweight allocation to the office sector and an underweight allocation to the industrial sector hindered relative performance.

The top performing stock during the period was Hilton Hotels Corp., which appreciated sharply as a result of the announcement in July 2007 that it would be taken private by the Blackstone Group LP. Additionally, health care REITs Ventas, Inc., Nationwide Health Properties, Inc. and Omega Healthcare Investors, Inc., as well as mall REIT Taubman Centers, Inc. were outperformers in a down market, contributing to relative performance. Office REIT SL Green Realty Corp. and apartment REIT AvalonBay Communities, Inc. were Fund holdings that underperformed during this period.

Current Strategy and Outlook: Debt market turmoil and fears of an economic slowdown have weighed on the markets and the resultant withdrawal of liquidity and de-leveraging across many asset classes has added to a general lack of investor confidence. In our opinion, a recession appears to have already been priced into the shares of real estate stocks and we believe the market is implying real estate value declines (i.e., cap rate increases) that are well beyond current private market transactions. We believe real estate stocks appear fairly priced and presently trade at parity to their underlying net asset values. Dividend yields on real estate stocks, which are well-covered, are at premiums to long-term government bond yields. Price-to-earnings multiples have returned to levels near their long-term average and, importantly, companies have reported solid first quarter earnings with the overwhelming majority of companies maintaining their 2008 earnings guidance. We continue to position the portfolio toward well-managed companies, defensive property types and conservative balance sheets while avoiding companies with above-average leverage or any prospective refinancing concerns.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

Simon Property Group, Inc.	9.5%
Boston Properties, Inc.	5.3%
Vornado Realty Trust	5.1%
Prologis	4.8%
Public Storage, Inc.	4.7%
Host Hotels & Resorts, Inc.	4.4%
Ventas, Inc.	4.0%
Federal Realty Investment Trust	3.6%
Regency Centers Corp.	3.4%
General Growth Properties, Inc.	3.1%

*	Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

4

ING Real Estate Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
				Since Inception		Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
				of Class A		of Class B		of Class C		of Class O		of Class Q		of Class W
	1 Year	5 Year	10 Year	December 20, 2002		November 20, 2002		January 17, 2003		September 15, 2004		December 20, 2006		December 17, 2007

Including Sales Charge:
Class A(1)	(16.69)%	16.35%	—	17.47%		—		—		—		—		—
Class B(2)	(16.22)%	16.63%	—	—		17.57%		—		—		—		—
Class C(3)	(13.15)%	16.80%	—	—		—		18.53%		—		—		—
Class I	(11.35)%	18.08%	12.20%	—		—		—		—		—		—
Class O	(11.64)%	—	—	—		—		—		14.67%		—		—
Class Q	(11.47)%	—	—	—		—		—				(5.96)%		—
Class W	—	—	—	—		—		—		—		—		11.65%
Excluding Sales Charge:
Class A	(11.59)%	17.73%	—	18.75%		—		—		—		—		—
Class B	(12.35)%	16.84%	—	—		17.65%		—		—		—		—
Class C	(12.37)%	16.80%	—	—		—		18.53%		—		—		—
Class I	(11.35)%	18.08%	12.20%	—		—		—		—		—		—
Class O	(11.64)%	—	—	—		—		—		14.67%		—		—
Class Q	(11.47)%	—	—	—		—		—		—		(5.96)%		—
Class W	—	—	—	—		—		—		—		—		11.65%
MSCI U.S. REIT® Index(4)	(12.66)%	17.31%	11.84%	18.18	%(5)	18.06	%(6)	19.12	%(7)	13.02	%(8)	(7.02	)%(9)	8.44	%(10)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
(5)	Since inception performance for index is shown from January 1, 2003.
(6)	Since inception performance for index is shown from December 1, 2002.
(7)	Since inception performance for index is shown from February 1, 2003.
(8)	Since inception performance for index is shown from September 1, 2004.
(9)	Since inception performance for index is shown from January 1, 2007.
(10)	Since inception performance for index is shown from January 1, 2008.

5

ING Equity Dividend Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Equity Dividend Fund (the “Fund”) seeks growth of capital and current income. The Fund is managed by Christopher Corapi and David Powers, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: Since the Fund’s inception on December 18, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (2.94)% compared to the Russell 1000® Value Index(4), which returned (4.42)% for the period of January 1, 2008 through May 31, 2008.

Portfolio Specifics: During the reporting period, the Fund benefited from strong stock selection, particularly in the financial sector. In this sector, (although not the benchmark as a whole), high-dividend-paying stocks outperformed low-dividend-paying securities, thereby enhancing the stock selection benefit. Security selection in energy and health care detracted from relative performance.

The Fund’s high-dividend-paying holding, Liberty Property Trust, was a top financial performer. This real estate investment holding company’s strong balance sheet has helped the firm weather the weak economy. Nationwide Mutual acquired Nationwide Financial Services, a leading provider of long-term savings and retirement products. The value of the Fund’s shares of Nationwide Financial Services was boosted by this surprise offer from its parent. Cullen/Frost Bankers, Inc., a conservative, high quality bank, did well due to its strong credit profile and lower exposure to trouble spots such as the housing meltdown. The firm continued to distinguish itself relative to peers with controlled credit metrics.

Oil refiner Marathon Oil Corp. detracted from performance as it was hurt paying higher prices for crude oil without being able to pass along those costs to consumers with its finished products such as gasoline. Within health care, Merck & Co., Inc. shares were dragged down due to disappointing trial data and the surprise of not getting Food and Drug Administration (“FDA”) approval for a cholesterol drug. We believe the firm is attractively valued and expect strong sales, especially for its diabetes drugs.

Current Strategy and Outlook: We are encouraged by the long-term outlook for the Fund given its holding of what we believe are high quality stocks with sustainable dividend yields and attractive growth prospects. These comprise a broad range of sectors including financial services, healthcare, industrials, energy, technology, materials, consumer goods and staples, telecommunications and utilities. Sector diversification typically reduces the portfolio’s risk as market and economic cycles oscillate over long periods of time. We expect that our dividend paying strategy will generally correlate with the U.S. stock market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of May 31, 2008
(as a percent of net assets)

Chevron Corp.	4.1%
ExxonMobil Corp.	3.6%
AT&T, Inc.	3.5%
ConocoPhillips	3.1%
General Electric Co.	2.9%
Philip Morris International, Inc.	2.2%
Intel Corp.	2.1%
Home Depot, Inc.	2.1%
Citigroup, Inc.	2.1%
Waste Management, Inc.	2.1%

Portfolio holdings are subject to change daily.

6

ING Equity Dividend Fund
Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended May 31, 2008
	Since Inception		Since Inception		Since Inception
	of Class A		of Class B		of Class C
	December 18, 2007		February 20, 2008		February 19, 2008

Including Sales Charge:
Class A(1)	(8.52)%		—		—
Class B(2)	—		(1.79)%		—
Class C(3)	—		—		3.09%
Excluding Sales Charge:
Class A	(2.94)%		—		—
Class B	—		3.21%		—
Class C	—		—		4.09%
Russell 1000® Value Index(4)	(4.42	)%(5)	3.92	%(6)	3.92	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Equity Dividend Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)	Since inception performance for index is shown from January 1, 2008.

(6)	Since inception performance for index is shown from March 1, 2008.

7

ING Fundamental Research Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2008
(as a percent of net assets)

Oil & Gas	10.9%
Banks	7.3%
Pharmaceuticals	7.1%
Retail	6.2%
Software	5.9%
Telecommunications	5.2%
Healthcare – Products	4.9%
Diversified Financial Services	4.4%
Oil & Gas Services	4.2%
Insurance	4.0%
Computers	3.7%
Internet	3.7%
Industries between 2.4% – 3.4%(1)	16.9%
Industries less than 2.4%(2)	15.9%
Other Assets and Liabilities – Net*	(0.3)%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund and repurchase agreement.
(1)	Includes six industries, which each represents 2.4% – 3.4% of net assets.
(2)	Includes fourteen industries, which each represents less than 2.4% of net assets.

Portfolio holdings are subject to change daily.

ING Fundamental Research Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Christopher Corapi, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (6.15)% compared to Standard & Poor’s 500® Composite Stock Price Index(4) (“S&P 500® Index”), which returned (6.70)%, for the same period.

Portfolio Specifics: The Fund benefited from favorable stock selection in the health care and financials sectors. Our decision to underweight consumer discretionary and overweight technology also added value. Weak stock selection in the consumer sectors detracted the most from performance.

The best performers during this period included Foster Wheeler Ltd., Covance, Inc. and Assurant, Inc. Foster Wheeler Ltd. reported a disappointing fourth quarter in 2007, prompting analysts to lower expectations for 2008. The company significantly beat those lower expectations in the first quarter of 2008 and investors propelled the stock upwards. The stock was also bolstered by its exposure to the oil and gas sector.

Our thesis for Covance, Inc., a contract research organization, played out nicely over the past year as pharmaceutical and biotechnology companies continued to outsource their drug development. We decided to exit the Fund’s position in January as the stock hit our price target. Niche insurer Assurant, Inc. derives a significant portion of its earnings from businesses that benefit in worsening housing credit conditions. During the period, conditions favored such businesses.

The bond guarantor MBIA, Inc. was the worst detractor from results for the period. MBIA, Inc. declined after ratings downgrades of mortgage securities insured by the company raised questions about its own rating and capital adequacy. Lehman Brothers Holdings, Inc. was judged as the most vulnerable to liquidity issues after the meltdown of Bear Stearns, leading to heavy underperformance. We decided to exit both positions during the period.

Our decision to underweight Apple, Inc. was a drag on performance. Apple, Inc. continued to benefit from a number of hit products throughout the year and expectations for market share growth in the handset and personal computer markets.

Current Strategy Outlook: The Fund is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. A few of the top Fund positions are: Royal DutchShell PLC, BJ Services Co. and Qualcomm, Inc.

Royal Dutch Shell PLC is a value play within the integrated oil and gas sector that we believe has a cheap valuation and offers an attractive dividend yield. We believe that BJ Services Co., a worldwide provider of pressure pumping and other oilfield services, will benefit from a recovery in the U.S. pressure-pumping market. The company is the number three player in this space and looks cheap relative to its historical value and peers. Finally, Qualcomm, Inc. is a beneficiary of the move in the cellular industry to third-generation technologies that increase capacity and integrate data services on wireless networks. We believe that strength in chipsets and handsets will continue to benefit the company going forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of May 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	4.9%
Intel Corp.	2.4%
Google, Inc. – Class A	2.2%
Qualcomm, Inc.	2.2%
Merck & Co., Inc.	2.1%
Procter & Gamble Co.	2.1%
Johnson & Johnson	2.1%
Verizon Communications, Inc.	2.0%
Abbott Laboratories	2.0%
Microsoft Corp.	2.0%

Portfolio holdings are subject to change daily.

8

ING Fundamental Research Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C		of Class I
	1 Year	December 28, 2005		February 6, 2006		April 17, 2006		July 18, 2006

Including Sales Charge:
Class A(1)	(11.56)%	2.85%		—		—		—
Class B(2)	(11.37)%	—		2.85%		—		—
Class C(3)	(7.77)%	—		—		3.87%		—
Class I	(5.84)%	—		—		—		8.43%
Excluding Sales Charge:
Class A	(6.15)%	5.39%		—		—		—
Class B	(7.00)%	—		4.09%		—		—
Class C	(6.89)%	—		—		3.87%		—
Class I	(5.84)%	—		—		—		8.43%
S&P 500® Index(4)	(6.70)%	6.90	%(5)	5.97	%(6)	5.26	%(7)	7.26	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fundamental Research Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	Since inception performance for index is shown from January 1, 2006.

(6)	Since inception performance for index is shown from February 1, 2006.

(7)	Since inception performance for index is shown from May 1, 2006.

(8)	Since inception performance for index is shown from August 1, 2006.

9

ING LargeCap Growth Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING LargeCap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Andrew J. Shilling, Portfolio Manager of Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.19% compared to the Russell 1000® Growth Index(4) and the Russell 1000® Index(5), which returned (0.17)% and (6.25)%, respectively, for the same period.

Portfolio Specifics: The Russell 1000® Growth Index’s relatively flat return for the twelve-month period masked significant volatility. Growth stocks, as measured by the Russell 1000® Growth Index, traded slightly lower over the summer of 2007 as investors became aware of potential problems in the housing and credit markets. There was a brief rise in this asset classes’ returns in the fall, followed by significant declines in the November — March period as the extent of the credit and liquidity crisis became apparent. Growth stocks fell nearly 14% during this stretch. More recently, markets rebounded as some investors began to think the worst of the crisis was past and that any economic slowdown would be mild.

Sector performance within the index varied widely in this environment. Materials (+30%), energy (+22%), and consumer staples (+6%) provided the largest gains while financials (–19%), consumer discretionary (–17%), and telecommunication services (–14%) declined sharply.

The Fund’s outperformance in this environment was driven by stock selection. Sector allocation, a residual of the bottom-up stock selection process, was also additive to returns, primarily due to an overweight to surging materials stocks. The top absolute and relative contributors in this environment were Agrium, Inc., Fluor Corp., and Potash Corp. of Saskatchewan. Agricultural seed, chemicals, and fertilizer company Agrium saw its shares gain as higher grain prices are supporting strong fertilizer price trends. Fluor Corp., a provider of engineering, procurement, and construction & maintenance services, reported record fourth quarter and annual financial results and raised its earnings guidance for 2008. Canadian agricultural products firm Potash Corp. of Saskatchewan saw its shares gain after reporting better-than-expected fourth quarter earnings and raising its guidance for the first quarter and all of 2008. We continued to hold all three stocks at period-end.

The largest detractors from relative results included Schering-Plough Corp., NII Holdings, Inc., and MF Global Ltd. Shares of pharmaceutical company Schering-Plough Corp. declined on concerns about the effectiveness of its flagship cholesterol drug, Vytorin. We eliminated this position. NII Holdings, Inc., a provider of digital wireless communication services, saw its shares fall after the company announced that it added fewer subscribers than expected during the third quarter. We eliminated the position as the company is facing greater competition and an increasingly aggressive pricing environment in Mexico. Shares of Bermuda-based independent derivatives broker MF Global Ltd. fell sharply after a rogue trader within the firm caused significant losses by trading unauthorized wheat futures contracts.

Current Strategy and Outlook: Our investment approach is very much a bottom-up process: we pick one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. As a result of this bottom up stock selection, we were most overweight materials and industrials at the end of the period. Significant materials holdings included U.S. Steel, Agrium, Inc., and Potash Corp. of Saskatchewan. Our largest industrials positions were Fluor Corp., Lockheed Martin Corp., and Caterpillar, Inc. We remain underweight consumer stocks broadly as fundamentals are likely to be impacted by a slowing economy and reduced consumer spending. At the end of the period, we were most underweight the consumer staples, healthcare, and consumer discretionary sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

Oracle Corp.	2.9%
Microsoft Corp.	2.8%
United States Steel Corp.	2.2%
Cisco Systems, Inc.	2.2%
Qualcomm, Inc.	2.1%
Fluor Corp.	2.1%
Transocean, Inc.	2.1%
Consol Energy, Inc.	2.1%
Lockheed Martin Corp.	2.0%
Western Union Co.	2.0%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

10

ING LargeCap Growth Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
				Since Inception
				of Class I
	1 Year	5 Year	10 Year	January 8, 2002

Including Sales Charge:
Class A(1)	(2.75)%	8.61%	3.75%	—
Class B(2)	(2.49)%	8.91%	3.69%	—
Class C(3)	1.52%	9.18%	3.67%	—
Class I	3.63%	10.41%	—	2.18%
Class Q	3.36%	10.13%	4.62%	—
Excluding Sales Charge:
Class A	3.19%	9.90%	4.36%	—
Class B	2.51%	9.19%	3.69%	—
Class C	2.52%	9.18%	3.67%	—
Class I	3.63%	10.41%	—	2.18%
Class Q	3.36%	10.13%	4.62%	—
Russell 1000® Growth Index(4)	(0.17)%	9.24%	2.32%	3.56	%(6)
Russell 1000® Index(5)	(6.25)%	10.40%	4.66%	5.67	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Growth Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and forecasted growth.

(5)	The Russell 1000® Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(6)	Since inception performance for indices is shown from January 1, 2002.

Prior to October 1, 2000 the Fund was managed by a different sub-adviser. The Fund was directly managed by ING Investments, LLC, the Fund’s investment adviser, from October 1, 2000 to June 2, 2003.

11

ING MidCap Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Richard Welsh and Jeff Bianchi, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.41% compared to the Russell Midcap® Growth Index(4) and the Russell Midcap® Index(5), which returned (0.79)% and (5.65)%, respectively, for the same period.

Portfolio Specifics: Housing, the largest part of the consumer’s asset base, weakened considerably as mortgage delinquencies and foreclosures rose significantly. There was a plethora of evidence that consumer spending has waned, such as softer than expected retail sales, a spike in credit card delinquencies and tighter credit standards. The bursting of the housing and credit bubbles was exacerbated by an 83% increase in crude oil prices to $127 a barrel.

The weaker personal spending backdrop and the credit debacle resulted in the consumer discretionary and financials sectors recording significant declines. The consumer discretionary sector was led lower by the household durables and multiline retail industries. Consumer finance was the weakest part of the financials sector. The telecommunication services sector also was down, especially diversified telecom stocks.

Due to a favorable supply/demand balance, weak dollar and inflation fears, the energy and materials sectors were up significantly. The metals and mining and chemicals industries exhibited strength in the materials sector. The industrials sector gained, led by the construction and engineering and industrial conglomerates.

The Fund benefited from stock selection for the period, particularly in the health care, industrials, consumer discretionary and information technology sectors. Stock selection accounted for about three-quarters of the Fund’s performance over the index.

Integrated oil company Hess Corp. was the best-performing stock for the period. Hess was one of the few exploration and production companies that actually grew their oil reserves. Late in 2007, there was news of a substantial oil reservoir find offshore Brazil, adjacent to one of Hess’s properties — leading some to speculate enormous reserve potential. The Mosaic Co. benefited from strong demand and pricing power for agricultural nutrients. Earnings expectations were revised significantly higher. Shares of Respironics, Inc., a manufacturer of respiratory products, appreciated almost 30% due to a takeover by Koninklijke Philips Electronics NV.

Significant detractors from results included Peabody Energy Corp., which underperformed as mild summer weather hurt coal demand. Earnings estimates were revised downward for Broadcom Corp. due to higher than expected spending on new programs. Shares of Phillips-Van Heusen were also weak due to concern that the outlook could be hurt by a generally lackluster retail environment.

Current Strategy and Outlook: We expect the equity market to continue to feel the impact of housing and financial dislocations, pressuring corporate profits and slowing real growth rates. We anticipate increased volatility during the near term as we attempt to quantify the damage associated with credit dislocations, real estate losses and declining confidence.

From an investment perspective, volatile equity markets historically present opportunities. Volatility and uncertainty can result in opportunistic stock purchases. We continuously seek companies that exhibit strong relative business momentum and market recognition at appropriate valuation levels.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

Invesco Ltd.	2.3%
iShares Russell Midcap Growth Index Fund	2.3%
McAfee, Inc.	2.2%
Covidien Ltd.	2.1%
Mastercard, Inc.	2.1%
GameStop Corp.	2.0%
Activision, Inc.	1.9%
SBA Communications Corp.	1.9%
Roper Industries, Inc.	1.9%
ITT Corp.	1.7%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

12

ING MidCap Opportunities Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
			Since Inception		Since Inception
			of Classes A, B, C and I		of Class Q
	1 Year	5 Year	August 20, 1998		April 4, 2000

Including Sales Charge:
Class A(1)	1.24%	12.45%	9.81%		—
Class B(2)	2.07%	12.69%	9.73%		—
Class C(3)	5.70%	12.94%	9.69%		—
Class I	7.94%	14.22%	10.92%		—
Class Q	7.65%	14.01%	—		(0.43)%
Excluding Sales Charge:
Class A	7.41%	13.79%	10.48%		—
Class B	6.64%	12.94%	9.73%		—
Class C	6.62%	12.94%	9.69%		—
Class I	7.94%	14.22%	10.92%		—
Class Q	7.65%	14.01%	—		(0.43)%
Russell Midcap® Growth Index(4)	(0.79)%	14.36%	9.45	%(6)	(0.41	)%(7)
Russell Midcap® Index(5)	(5.65)%	15.20%	11.78	%(6)	7.49	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(5)	The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)	Since inception performance for indices is shown from September 1, 1998.

(7)	Since inception performance for indices is shown from April 1, 2000.

13

ING Opportunistic LargeCap Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Opportunistic LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Omar Aguilar, Ph.D., and Vincent Costa, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (8.65)% compared to the Russell 1000® Growth Index(4), which returned (0.17)%, for the same period.

Portfolio Specifics: The summer of 2007 was difficult for the Fund. The dislocation of quantitative portfolios, including the Fund, appeared to be driven by changes in liquidity that impacted the risk and leverage of many of the quantitative managers. During the later part of June and early July, we saw a clear transition in market leadership from value to growth and from small-cap to large-cap, in combination with a spike in volatility triggered by the sub-prime turmoil. During the first week of August, the quantitative managers with significant amounts of leverage were forced to systematically unwind positions, which affected all our strategies and also impacted the Fund.

The portfolio bounced back in the fourth quarter of 2007 as we recalibrated factor weights in our quantitative model to adjust to the new growth-oriented market. The Fund ended 2007 almost flat relative to the benchmark despite the turmoil in summer.

The first quarter of 2008 witnessed a number of transitions in market leadership and factor performance. January started out strongly for growth and momentum factors, and then had a dramatic reversal to value and quality. In February, we saw a return to growth and momentum factors as value and quality struggled in February and March. It was difficult for the Fund’s model to adapt to this factor volatility and trendless environment.

We believe the factor volatility was due primarily to uncertainty about the economy, the sub-prime credit crisis and the related Federal Reserve Board (the “Fed”) actions during the quarter. The net effect of this environment was a market that, in our opinion, was driven by news rather than the company fundamentals, (e.g., valuation, quality and earnings growth) that the Fund’s model emphasizes. In May of 2008, the portfolio began to stabilize as the market began to revert to company fundamentals and the Fund outperformed the index.

Growth and market recognition factors drove performance in May with factors like earnings trend and earnings momentum benefiting the Fund. Quality factors also worked well during the period, particularly our change in working capital adjusted by return on equity (“ROE”). Valuation factors rebounded a little this month, with factors like free cash flow to price adding to returns, though, book to price continued to struggle as confidence levels continued downwards and credit spreads widened further.

Security selection was the source of the underperformance, particularly in the information technology, healthcare and consumer staples sectors. In technology, securities in the semiconductor and hardware industries like Intel Corp. and NVIDIA Corp. hurt performance. In the healthcare sector, the primary detractors were securities in the healthcare providers industry, with names like Wellcare Health Plans, Inc. and Humana, Inc. falling sharply during the period. In the consumer staples sector, names in the household and personal products and the beverage industry like NBTY, Inc. and Pepsi Bottling Group, Inc. were the primary detractors during the period.

These losses were partially offset by security selection in the materials and telecommunication services sectors, with overweight positions in names like Mosaic Co., Sigma-Aldrich Corp. and China Mobile Ltd. adding to returns.

Outlook and Current Strategy: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index. At the close of the reporting period, the portfolio was overweight the information technology, industrials and materials sectors and underweight in the consumer staples and financials sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of May 31, 2008
(as a percent of net assets)

Hewlett-Packard Co.	3.4%
Apple, Inc.	3.4%
International Business Machines Corp.	3.3%
Lockheed Martin Corp.	3.2%
ExxonMobil Corp.	3.0%
Nike, Inc.	2.8%
ENSCO International, Inc.	2.6%
Symantec Corp.	2.6%
BMC Software, Inc.	2.5%
TJX Cos., Inc.	2.5%

Portfolio holdings are subject to change daily.

14

ING Opportunistic LargeCap Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
		Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C		of Class I		of Class W
	1 Year	December 28, 2005		April 5, 2006		April 27, 2006		December 20, 2006		December 17, 2007

Including Sales Charge:
Class A(1)	(13.89)%	2.17%		—		—		—		—
Class B(2)	(13.74)%	—		0.16%		—		—		—
Class C(3)	(10.22)%	—		—		2.19%		—		—
Class I	(8.45)%	—		—		—		1.12%		—
Class W	—	—		—		—		—		(7.07)%
Excluding Sales Charge:
Class A	(8.65)%	4.70%		—		—		—		—
Class B	(9.47)%	—		1.50%		—		—		—
Class C	(9.37)%	—		—		2.19%		—		—
Class I	(8.45)%	—		—		—		1.12%		—
Class W	—	—		—		—		—		(7.07)%
Russell 1000® Growth Index(4)	(0.17)%	7.66	%(5)	7.06	%(6)	7.42	%(7)	6.67	%(8)	(2.00	)%(9)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Opportunistic LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)	The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(5)	Since inception performance for index is shown from January 1, 2006.

(6)	Since inception performance for index is shown from April 1, 2006.

(7)	Since inception performance for index is shown from May 1, 2006.

(8)	Since inception performance for index is shown from January 1, 2007.

(9)	Since inception performance for index is shown from January 1, 2008.

15

ING SmallCap Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Steve Salopek, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (1.73)% compared to the Russell 2000® Growth Index(4) and the Russell 2000® Index(5), which returned (5.72)% and (10.53)%, respectively, for the same period.

Portfolio Specifics: This fiscal year was a tough time for small-cap stocks, as concerns about the housing market, credit and global growth increased market volatility. Issues surrounding the credit markets had a significant impact in August and then resurfaced in November. Concerns about credit availability affected banks and financial firms and spread into the consumer discretionary sector, including retailers and retail real estate investment trusts (“REITs”). Performance started to turn around in March and was positive in April and May due to the tremendous amount of liquidity infused into the market by the Federal Reserve Board (the “Fed”).

The Fund’s strong relative performance in the period was mainly driven by positive stock selection in health care, technology and financials. Within healthcare, the Fund benefited from strong stock selection within biotechnology and health care providers and services. In the technology sector, stock selection among information technology services and an underweighting in communications equipment led to relative outperformance. Other areas of notable outperformance can be attributed to stock selection among capital markets within financials.

Stock selection among consumer staples detracted most from results. Within the consumer staples sector, security selection within food and staples retailing and personal products detracted most from performance.

McMoRan Exploration Co. and Carrizo Oil and Gas, Inc. contributed significantly to performance over the period. McMoRan Exploration Co. engages in the exploration and production of crude oil and natural gas in the Gulf of Mexico and onshore in the Gulf Coast area. Last summer the company discovered a new well that has a significant amount of gas. It has taken a while for the market to recognize this success and price it into the stock. Carrizo Oil and Gas, Inc. also engages in the exploration and production of natural gas and oil. The company has had a high degree of success in the Barnett Shale area, and is benefiting from the potential of acreage owned in the Marcellus Shale, which the market anticipates will be successful.

Pantry, Inc. and FormFactor, Inc. were two of the largest detractors from performance over the period. Pantry, Inc., which operates a convenience store chain in the southeastern United States, reported earnings below expectations, as they had problems with their level of gas margins. The stock took another leg down in April when management unsuccessfully initiated a hedge on gasoline without communicating this change to the Street. We sold out of the Fund’s position.

FormFactor, Inc., which designs and sells semiconductor wafer probe cards, had manufacturing issues in the second half of 2007 that resulted in an earnings slowdown. Also, there are concerns about its product positioning against Korean and Japanese competitors. The Fund continues to hold its position, as we believe the FormFactor Inc.’s probe cards are superior to its competitors’ and the long-term fundamentals of the company have not changed.

Current Outlook and Strategy: We continue to focus on companies that we believe have strong balance sheets and cash flow generation capabilities. Compared with the benchmark, the Fund is less exposed to momentum stocks, which typically do not perform as well in a higher volatility market. Within capital goods, we have positioned the Fund away from deeply cyclical companies and increased exposure to technology stocks, as we believe valuations have become more attractive, especially within semiconductors. We have also increased exposure to small-cap banks, as we believe the yield curve environment is becoming increasingly favorable and valuations are depressed. The Fund is underexposed to energy stocks, as valuations have become less attractive.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

iShares Russell 2000 Growth Index Fund	1.8%
Verigy Ltd.	1.2%
Waste Connections, Inc.	1.2%
Nordson Corp.	1.1%
Ansys, Inc.	1.1%
McMoRan Exploration Co.	1.1%
WMS Industries, Inc.	1.1%
Greif, Inc.	1.1%
Universal Health Services, Inc.	1.0%
Digital Realty Trust, Inc.	1.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

16

ING SmallCap Opportunities Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
				Since Inception	Since Inception		Since Inception
				of Class I	of Class Q		of Class W
	1 Year	5 Year	10 Year	April 1, 1999	April 4, 2000		December 17, 2007

Including Sales Charge:
Class A(1)	(7.39)%	12.06%	5.16%	—	—		—
Class B(2)	(7.34)%	12.31%	5.03%	—	—		—
Class C(3)	(3.47)%	12.56%	5.02%	—	—		—
Class I	(1.30)%	13.90%	—	5.46%	—		—
Class Q	(1.54)%	13.61%	—	—	(4.38)%		—
Class W	—	—	—	—	—		4.42%
Excluding Sales Charge:
Class A	(1.73)%	13.39%	5.78%	—	—		—
Class B	(2.46)%	12.56%	5.03%	—	—		—
Class C	(2.50)%	12.56%	5.02%	—	—		—
Class I	(1.30)%	13.90%	—	5.46%	—		—
Class Q	(1.54)%	13.61%	—	—	(4.38)%
Class W	—	—	—	—	—		4.42%
Russell 2000® Growth Index(4)	(5.72)%	12.16%	3.54%	4.41%	(0.84	)%(6)	(3.16	)%(7)
Russell 2000® Index(5)	(10.53)%	12.47%	6.40%	8.50%	5.41	%(6)	(1.81	)%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

The Russell 2000® Index is an index that measures the performance of securities of small U.S. companies.

Since inception performance for indices is shown from April 1, 2000.

(7)	Since inception performance for indices is shown from January 1, 2008.

17

ING Financial Services Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Financial Services Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Robert M. Kloss and Steven L. Rayner, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (23.49)% compared to Standard & Poor’s 500® Financials Index(4) (“S&P 500® Financials Index”) and the Standard & Poor’s 500® Composite Stock Price Index(5) (“S&P 500® Index”), which returned (32.32)% and (6.70)%, respectively, for the same period.

Portfolio Specifics: Financial stocks were hammered during the 12-month period as the sector endured systemic liquidity, credit and recession concerns, which generally worsened as the year progressed. Stocks that were most directly exposed to domestic housing and consumer credit risk were typically among the worst performers. Relatively few stocks in the Fund or sector had positive returns for the year. Holding up better on a relative basis were insurers, real estate investment trusts (“REITs”) and companies with more consistent transactional income such as trust banks, exchanges and financial technology firms.

The Fund benefited from its large overweight position in the insurance area — including both life and property/casualty insurers — as these stocks had generally lower exposures to housing, credit and capital market risks. The Fund’s underweight position in the mortgage finance sub-sector also helped relative performance. An underweight position in diversified financials was another key driver of positive relative performance.

Looking at the contribution from individual names, the Fund benefited from positions in life/health insurers Stancorp Financial Group, Inc., Protective Life Corp., Principal Financial Group, Inc. and AFLAC, Inc., as these stocks were viewed as safe havens from the most troublesome areas of credit risk. Niche insurer Assurant, Inc., which derives a significant portion of its earnings from businesses that benefit from worsening housing credit conditions, also aided Fund performance.

The Fund participated in the initial public offering of Visa, Inc., which advanced steadily through most of the period and at its peak almost doubled from its March initial public offering (“IPO”) price, producing a large gain for the Fund.

Fund performance in the banking arena was driven by a large group of outperformers, including PNC Financial Services Group, Inc., Prosperity Bancshares, Inc., Cullen/Frost Bankers, Inc. and US Bancorp., which were viewed as relatively more defensive and less exposed to credit risk.

Among capital markets-oriented financial stocks, returns varied widely depending on the perceived degree of insulation from the credit crisis. Stocks producing strong relative returns for the Fund included Deutsche Bourse AG, the European stock exchange and trading system provider; custodian/securities servicer State Street Corp.; and asset managers Affiliated Managers Group, Inc., Invesco Ltd. and Nuveen Investments, Inc., which was acquired during the period. A substantial underweight in troubled mega-cap Citigroup, Inc. also helped our performance versus the benchmark.

The biggest individual detractor from performance was bond guarantor MBIA, Inc., as ratings downgrades of mortgage securities insured by the company raised questions about its own rating and capital adequacy. E*Trade Financial Corp., which despite solid trading activity declined as the company’s banking operations took significant asset write-downs, also hurt results. Both these positions were sold during the period.

Current Outlook and Strategy: Though we remain cautious on companies that depend on a benign credit environment or strong economic growth, and though we believe the housing and credit-related downturn will continue into 2009, we have shifted to an incrementally less defensive stance. The reasons for this shift are that valuations have declined markedly, and some stocks now appear to reflect the bad news we think is to come. The risk of being overly defensive has grown, prompting us to move to a more neutral posture.

Our current belief is that it is still premature to become overly aggressive and engage in a lot of bottom-fishing — negative credit trends are a difficult headwind for financial stocks — but given the extreme dynamism in the financial sector of late, we have to be prepared for further shifts in either direction as conditions warrant.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

Wells Fargo & Co.	5.4%
US Bancorp	5.0%
JPMorgan Chase & Co.	4.9%
Bank of America Corp.	4.2%
Citigroup, Inc.	3.9%
American International Group, Inc.	3.7%
Bank of New York Mellon Corp.	3.5%
PNC Financial Services Group, Inc.	3.1%
Protective Life Corp.	3.0%
ACE Ltd.	2.9%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

18

ING Financial Services Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
				Since Inception		Since Inception
				of Class C		of Class O
	1 Year	5 Year	10 Year	August 24, 2004		September 15, 2004

Including Sales Charge:
Class A(1)	(27.90)%	4.87%	2.70%	—		—
Class B(2)	(27.39)%	5.02%	2.52%	—		—
Class C(3)	(24.66)%	—	—	2.45%		—
Class O	(23.51)%	—	—	—		2.42%
Excluding Sales Charge:
Class A	(23.49)%	6.12%	3.31%	—		—
Class B	(24.14)%	5.29%	2.52%	—		—
Class C	(24.02)%	—	—	2.45%		—
Class O	(23.51)%	—	—	—		2.42%
S&P 500® Financials Index(4)	(32.32)%	2.89%	2.77%	(1.33	)%(6)	(1.33	)%(6)
S&P 500® Index(5)	(6.70)%	9.77%	4.21%	8.57	%(6)	8.57	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Financial Services Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P 500® Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500® Index.

(5)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)	Since inception performance for indices is shown from September 1, 2004.

19

ING LargeCap Value Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING LargeCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund invests at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations greater than $5 billion at the time of purchase. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund. Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, Brent Fredberg, Senior Analyst, Jim Brown, CFA, Director — Investments, Keith Colestock, CFA, Director — Investments, comprise the voting members of Brandes’ Large Cap Investment Committee.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (27.73)% compared to the Russell 1000® Value Index(4) and the Russell 1000® Index(5), which returned (12.28)% and (6.25)%, respectively, for the same period.

Portfolio Specifics: Declines for holdings in the thrifts & mortgage finance, media, and commercial banking industries detracted from overall performance results for the 12-month period ending May 31, 2008. Positions within these industries experiencing price declines and weighing on Fund performance included Countrywide Financial Corp. (thrifts & mortgage finance), Gannett Co., Inc. (media), and Fifth Third Bancorp (commercial banking). Also experiencing negative performance were holdings in the communications equipment and diversified financial services industries, including Motorola, Inc. (communications equipment) and Citigroup, Inc. (diversified financial services).

While few industries represented positive contributors to the Fund for the 12-month period, individual positions registering gains included Intel (semiconductors & semiconductor equipment), SLM Corp. (consumer finance), and H&R Block, Inc. (diversified consumer services).

The Fund’s performance relative to the Russell 1000® Value Index was hampered by stock selection in the media, diversified financial services, and thrifts & mortgage finance industries. The Fund’s overweight exposure to the thrifts & mortgage finance and communications equipment industries also detracted from relative performance. The Fund’s lack of exposure to the oil, gas, & consumable fuels industry also negatively contributed to relative performance. Conversely, stock selection in the semiconductors & semiconductors equipment industry positively contributed to relative returns. We invest in firms that we believe offer a “margin of safety” — companies selling at a price below our estimate of fair value. We believe many companies in the industries where we have low exposure do not currently offer compelling values. We believe quality businesses with attractive margins of safety represent compelling opportunities for long-term gains.

Please note that the Fund’s industry exposure is a result of our focus on the fundamentals and valuations of individual companies, not by any “industry allocation” decision. Considering short-term market fluctuations and our long-term perspective, we believe attribution analysis, particularly in periods less than five years, provides minimal benefit.

Current Strategy and Outlook: During the 12-month period ending May 31, 2008, we purchased shares of companies such as National City Corp. (commercial banking), American International Group, Inc. (insurance), and CIT Group, Inc. (diversified financial services) at price levels that we consider attractive. We also sold our positions in IBM International Group Capital LLC (computers & peripherals), Kraft Foods, Inc. (food products), and Tribune Co. (media) as their market prices advanced toward our estimates of their intrinsic values.

As of May 31, 2008, the Fund’s most significant weightings were in the thrifts & mortgage finance and insurance industries.

While we monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

Dell, Inc.	3.9%
Gannett Co., Inc.	3.7%
National City Corp.	3.4%
Washington Mutual, Inc.	3.2%
Micron Technology, Inc.	2.9%
Wyeth	2.8%
Supervalu, Inc.	2.8%
Masco Corp.	2.8%
Amgen, Inc.	2.7%
Motorola, Inc.	2.7%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

20

ING LargeCap Value Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
		Since Inception		Since Inception		Since Inception
		of Classes A and B		of Class C		of Class I
	1 Year	February 2, 2004		February 3, 2004		August 2, 2004

Including Sales Charge:
Class A(1)	(31.89)%	(0.71)%		—		—
Class B(2)	(31.28)%	(0.46)%		—		—
Class C(3)	(28.93)%	—		(0.03)%		—
Class I	(27.59)%	—		—		1.78%
Excluding Sales Charge:
Class A	(27.73)%	0.66%		—		—
Class B	(28.34)%	(0.12)%		—		—
Class C	(28.34)%	—		(0.03)%		—
Class I	(27.59)%	—		—		1.78%
Russell 1000® Value Index(4)	(12.28)%	8.59	%(6)	8.59	%(6)	9.57	%(7)
Russell 1000® Index(5)	(6.25)%	7.61	%(6)	7.61	%(6)	9.26	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Value Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)	The Russell 1000® Index measures the performance of the largest 1,000 U.S. incorporated companies.

(6)	Since inception performance for indices is shown from February 1, 2004.

(7)	Since inception performance for indices is shown from August 1, 2004.

21

ING SmallCap Value Multi-Manager Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING SmallCap Value Multi-Manager Fund (the “Fund”) seeks maximum long term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director, of NWQ Investment Management Company, LLC (“NWQ”), Robert A. Schwarzkopf, CFA & Sandi L. Gleason, CFA both of Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) and Omar Aguilar, Ph.D. & Vincent Costa, CFA both of ING Investment Management Co. (“ING IM”) — the Sub-Advisers.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (16.05)% compared to the Russell 2000® Value Index(4) and the Russell 2000® Index(5), which returned (15.33)% and (10.53)%, respectively, for the same period.

Portfolio Specifics: NWQ(1) —The portfolio realized a negative absolute return over the annual period ending May 31, 2008, outperforming the Russell 2000® Value Index, while underperforming the Russell 2000® Index. The finance sector, although underweight the benchmark for the duration, had the greatest negative impact to performance. RAIT Financial Trust, Franklin Bank Corp. and Griffon Corp. were the portfolio’s top detractors. Relative performance did benefit from an overweight position within the energy sector, which contributed the top three performers, Denbury Resources, Inc., Approach Resources, Inc. and Bill Barrett Corp. Stock selection within the producer durables sector also contributed positively.

Kayne(1) —Shaken by continued credit problems in the mortgage markets and the forced sale of Bear Stearns, equity markets dropped or were flat during the annual period ending May 31, 2008. The S&P 500® Index was down 6.70%, the Russell Midcap® Index declined with a return of (5.65)%, and the Russell 2000® Index fell 10.53%. Most economic sectors posted losses or were flat for the year, with the exception of energy, which posted a strong double-digit return. During this time period, high-quality stocks outperformed and lower quality stocks faired worse. Given our investment philosophy of investing in the highest quality businesses, our Small Cap Quality Value strategy outperformed compared to the Russell 2000® Value Index for the annual period. The portfolio’s outperformance during this period was driven by strong stock selection in the healthcare and transportation sectors. This was partially offset by the portfolio’s performance in financials and by an overweight and negative stock selection in the consumer discretionary sector.

ING IM(1) —The portfolio’s underperformance was primarily due to its “deep value” approach. In the last several months we have seen a rotation from value to growth stocks; in particular, deep value stocks have been out of favor. During the month of August, this rotation in style leadership, in combination with a spike in volatility triggered by the sub-prime turmoil, forced quantitative managers with significant amounts of leverage to systematically unwind positions, which affected many of our strategies. After a tough summer performance bounced back in the fourth quarter of 2007 as we recalibrated factor weights in our quantitative model to adjust to the new growth-oriented market. The first quarter of 2008 witnessed a number of transitions in market leadership and factor performance. January started out strongly for growth and momentum factors, and then had a dramatic reversal to value and quality. In February we saw a return to growth and momentum factors as value and quality struggled in February and March. It was difficult for the portfolio’s model to adapt to this factor volatility and trendless environment. We believe the factor volatility was due primarily to uncertainty about the economy, the sub-prime credit crisis and the related Federal Reserve Board (the “Fed”) actions during the quarter. The net effect of this environment was a market that was driven by news rather than the company fundamentals, (e.g., valuation, quality and earnings growth) that the portfolio’s model emphasizes. In April and May of 2008, the portfolio began to stabilize as the market began to revert to company fundamentals. The main reason for the underperformance was adverse security selection in the financials and information technology sectors. Stock selection detracted in most of the other sectors but by smaller amounts. These losses were partially offset by security selection in the consumer staples and health care sectors. Sector allocation benefited performance during the period. An underweight position in the consumer discretionary sector and overweight positions in the energy and utilities sectors benefited performance. These gains were partially offset by underweight positions in the financial and materials sectors. Most significant detractors included overweight positions in Citizens Banking Corp., MCG Capital Corp. and PacWest Bancorp. Top performers during the period were overweight positions in Rock-Tenn Co., Superior Essex, Inc. and Omnivision Technologies, Inc.

Current Strategy and Outlook: NWQ(1) —Market volatility has increased in the last few weeks reflecting the Fed’s shift to fighting inflation versus economic weakness. Market interest rates have risen and the risks of policy errors have grown. With increased volatility, however, we are finding opportunity to purchase significantly undervalued stocks again. Interestingly, small cap value stocks have outperformed growth and value large cap stocks year to date. While the economy appears stronger than expected, we believe it will be difficult for the Fed to aggressively raise interest rates. With a positive yield curve (short term rates below long term interest rates), small cap value stocks could continue to lead the market.

Kayne(1) —Although the economy faced a jolt to available credit, growing uncertainty over companies involved in mortgage-related investments, and shocks of oil over $100 per barrel, gross domestic product (“GDP”) growth remains positive. Going forward, we believe that corporate profitability, which was at all-time highs and sourced by the very liquid markets of the recent past, to return to more normal levels, leading to modest economic growth. In this type of environment, we expect our portfolios, featuring companies with a high return on equity, strong balance sheets, and above market earnings growth, are positioned to prosper. As always, we endeavor to manage your portfolio with the highest quality businesses, outgrowing their markets, purchased at discount values.

ING IM(1) —Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmarks. Our analysis positions the portfolio to capitalize on high quality companies with superior business momentum, growing earnings and attractive valuations. At the end of the reporting period the portfolio was overweight in the information technology and utilities sectors and underweight in the materials, consumer discretionary, and financials sectors.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

(1)	For purposes of these discussions, “the Portfolio” refers to each Sub-Adviser’s respectively managed portion of ING SmallCap Value Multi-Manager Fund.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

Temple-Inland, Inc.	2.6%
WD-40 Co.	2.5%
Wausau Paper Corp.	2.4%
Pacific Sunwear of California	2.3%
Sappi Ltd. ADR	2.3%
Marten Transport Ltd.	2.3%
Belden CDT, Inc.	2.1%
Lincoln Electric Holdings, Inc.	2.0%
Sauer-Danfoss, Inc.	1.9%
Warren Resources, Inc.	1.9%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

22

ING SmallCap Value Multi-Manager Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
		Since Inception	Since Inception		Since Inception		Since Inception
		of Classes A and B	of Class C		of Class I		of Class W
	1 Year	February 1, 2005	February 2, 2005		June 9, 2005		December 17, 2007

Including Sales Charge:
Class A(1)	(20.89)%	5.01%	—		—		—
Class B(2)	(20.69)%	5.29%	—		—		—
Class C(3)	(17.48)%	—	5.97%		—		—
Class I	(15.72)%	—	—		8.80%		—
Class W	—	—	—		—		(0.17)%
Excluding Sales Charge:
Class A	(16.05)%	6.90%	—		—		—
Class B	(16.70)%	6.08%	—		—		—
Class C	(16.69)%	—	5.97%		—		—
Class I	(15.72)%	—	—		8.80%		—
Class W	—	—	—		—		(0.17)%
Russell 2000® Value Index(4)	(15.33)%	5.89%	5.89	%(6)	6.38	%(7)	(0.27	)%(8)
Russell 2000® Index(5)	(10.53)%	6.88%	6.88	%(6)	7.95	%(7)	(1.81	)%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Multi-Manager Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)	The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(6)	Since inception performance for indices is shown from February 1, 2005.

(7)	Since inception performance for indices is shown from June 1, 2005.

(8)	Since inception performance for indices is shown from January 1, 2008.

23

ING Value Choice Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer and Managing Director of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (1.32)% compared to the Russell 3000® Value Index(4), the Russell Midcap® Index(5)and the Russell Midcap® Value Index(6), which returned (12.54)%, (5.65)% and (11.56)%, respectively, for the same period.

Portfolio Specifics: A significant portion of relative outperformance can be attributed to the Fund’s significant underweight to the Financials sector, which was the worst performing sector in both the benchmark Russell 3000® Value Index and the Russell Midcap® Index. The Fund return was also aided by an overweight to the energy sector, which was the best performing sector in the benchmark.

On the negative side, performance was hurt by relatively poor stock selection in the materials and healthcare sectors.

As noted above, the energy sector was the best performing sector during the period. U.S.-based coal producers Peabody Energy Corp. and Arch Coal, Inc. were among the portfolio’s top performers. While domestic demand for coal remained relatively stable, supply/demand conditions in the international coal market became very tight. Strong demand in emerging markets outpaced supply due to port bottlenecks and limited rail capacity. As a result, global coal spot prices increased substantially. Both companies gained as investors anticipated increased coal exports at these higher prices.

AGCO Corp., a holding in the producer durables sector was another top performer. The company manufactures and distributes agricultural equipment and related replacement parts, and has been benefiting from a global boom in the agricultural industry as a result of strong global demand for farm machinery due to higher crop prices.

During the period, the price of gold reached its highest level in 28 years, reaching over $1,000 an ounce for a short time. Kinross Gold Corp., a senior gold producer with operations located largely in North America, Brazil, Chile and Russia was the portfolio’s top performing holding. Despite the top performance of Kinross Gold Corp., the materials and processing sector, the Fund’s largest sector weighting, was this period’s worst performing sector. The portfolio’s worst detractor was Apex Silver Mines Ltd., a base metal mining company engaged in the exploration and development of silver and other mineral properties in Latin America. The company’s production has been hampered by water well failures. As a result, investors became increasingly concerned that continued production setbacks could result in liquidity challenges for the firm if it is unable to meet its hedge book commitments. Another significant detractor to the portfolio’s performance in this sector was AbitibiBowater Inc., a producer of newsprint, commercial printing papers, market pulp and wood products. The paper and pulp industry has done poorly due to rising producer costs, oversupply and a poor economic outlook in the U.S. The company’s poor results are due to declining demand for its products and concerns that it would be unable to meet its liquidity needs.

The healthcare sector was the portfolio’s second worst performing sector, primarily as a result of the performance of Apria Healthcare Group Inc., a provider of home healthcare services which include home respiratory therapy, home infusion therapy and home medical equipment. The poor performance was due to negative investor sentiments driven by reduction of Medicare reimbursement rates on oxygen equipment.

Current Strategy and Outlook: As we assess the current environment and look ahead, we believe that continued volatility in the equity markets worldwide should present us with value opportunities. We continue to look for industry-leaders, high quality or improving franchises, and scarce assets, which trade below their intrinsic worth.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

Newmont Mining Corp.	4.5%
Barrick Gold Corp.	4.2%
Anglogold Ashanti Ltd. ADR	3.2%
Amgen, Inc.	3.1%
Nippon Telegraph & Telephone Corp. ADR	3.0%
Smithfield Foods, Inc.	2.9%
Tyson Foods, Inc.	2.7%
Apria Healthcare Group, Inc.	2.1%
Allied Waste Industries, Inc.	2.1%
Idacorp, Inc.	2.1%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

24

ING Value Choice Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
		Since Inception	Since Inception		Since Inception		Since Inception
		of Classes A and B	of Class C		of Class I		of Class W
	1 Year	February 1, 2005	February 7, 2005		September 15, 2005		December 17, 2007

Including Sales Charge:
Class A(1)	(7.01)%	14.66%	—		—		—
Class B(2)	(6.65)%	15.25%	—		—		—
Class C(3)	(2.98)%	—	16.17%		—		—
Class I	(1.03)%	—	—		16.36%		—
Class W	—	—	—		—		1.53%
Excluding Sales Charge:
Class A	(1.32)%	16.72%	—		—		—
Class B	(2.06)%	15.89%	—		—		—
Class C	(2.06)%	—	16.17%		—		—
Class I	(1.03)%	—	—		16.36%		—
Class W	—	—	—		—		1.53%
Russell 3000® Value Index(4)	(12.54)%	7.33%	7.33	%(7)	6.54	%(8)	(4.10	)%(9)
Russell Midcap® Index(5)	(5.65)%	10.92%	10.92	%(7)	9.02	%(8)	0.46	%(9)
Russell Midcap® Value Index(6)	(11.56)%	9.95%	9.95	%(7)	7.55	%(8)	0.36	%(9)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 3000® Value Index is a market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics.

(5)	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)	The Russell Midcap® Value Index is an unmanaged index that measures the performance of Russell Midcap Companies with lower price-to-book ratios and lower forecasted growth values.

(7)	Since inception performance for indices is shown from February 1, 2005.

(8)	Since inception performance for indices is shown from September 1, 2005.

(9)	Since inception performance for indices is shown from January 1, 2008.

25

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2007 to May 31, 2008. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Real Estate Fund	December 1, 2007	May 31, 2008	Ratio	May 31, 2008*

Actual Fund Return
Class A	$1,000.00	$1,033.20	1.33%	$6.76
Class B	1,000.00	1,028.40	2.08	10.55
Class C	1,000.00	1,028.50	2.08	10.55
Class I	1,000.00	1,034.80	1.01	5.14
Class O	1,000.00	1,031.90	1.32	6.71
Class Q	1,000.00	1,035.40	1.32	6.72
Class W(1)	1,000.00	1,116.50	1.01	4.88
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.35	1.33%	$6.71
Class B	1,000.00	1,014.60	2.08	10.48
Class C	1,000.00	1,014.60	2.08	10.48
Class I	1,000.00	1,019.95	1.01	5.10
Class O	1,000.00	1,018.40	1.32	6.66
Class Q	1,000.00	1,018.40	1.32	6.66
Class W	1,000.00	1,019.95	1.01	5.10

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

(1)	Commencement of operations for Class W was December 17, 2007. Expenses paid reflect the 167 day period ended May 31, 2008.

26

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Equity Dividend Fund	December 1, 2007	May 31, 2008	Ratio	May 31, 2008*

Actual Fund Return
Class A(1)	$1,000.00	$970.60	1.25%	$5.59
Class B(2)	1,000.00	1,032.10	2.00	5.66
Class C(3)	1,000.00	1,040.90	2.00	5.74
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.25%	$6.31
Class B	1,000.00	1,015.00	2.00	10.08
Class C	1,000.00	1,015.00	2.00	10.08

ING Fundamental Research Fund

Actual Fund Return
Class A	$1,000.00	$958.80	1.26%	$6.17
Class B	1,000.00	953.70	2.01	9.82
Class C	1,000.00	954.70	2.01	9.82
Class I	1,000.00	960.50	0.95	4.66
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.26%	$6.36
Class B	1,000.00	1,014.95	2.01	10.13
Class C	1,000.00	1,014.95	2.01	10.13
Class I	1,000.00	1,020.25	0.95	4.80

ING LargeCap Growth Fund

Actual Fund Return
Class A	$1,000.00	$978.50	1.45%	$7.17
Class B	1,000.00	975.20	2.10	10.37
Class C	1,000.00	975.10	2.10	10.37
Class I	1,000.00	980.70	0.99	4.90
Class Q	1,000.00	979.20	1.24	6.14
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.75	1.45%	$7.31
Class B	1,000.00	1,014.50	2.10	10.58
Class C	1,000.00	1,014.50	2.10	10.58
Class I	1,000.00	1,020.05	0.99	5.00
Class Q	1,000.00	1,018.80	1.24	6.26

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period multiplied by 183/366 to reflect the most recent fiscal half-year.

(1)	Commencement of operations for Class A was December 18, 2007. Expenses paid reflect the 166 day period ended May 31, 2008.
(2)	Commencement of operations for Class B was February 20, 2008. Expenses paid reflect the 102 day period ended May 31, 2008.
(3)	Commencement of operations for Class C was February 19, 2008. Expenses paid reflect the 103 day period ended May 31, 2008.

27

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING MidCap Opportunities Fund	December 1, 2007	May 31, 2008	Ratio	May 31, 2008*

Actual Fund Return
Class A	$1,000.00	$1,033.70	1.29%	$6.56
Class B	1,000.00	1,029.60	2.04	10.35
Class C	1,000.00	1,029.80	2.04	10.35
Class I	1,000.00	1,036.30	0.85	4.33
Class Q	1,000.00	1,034.80	1.10	5.60
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.55	1.29%	$6.51
Class B	1,000.00	1,014.80	2.04	10.28
Class C	1,000.00	1,014.80	2.04	10.28
Class I	1,000.00	1,020.75	0.85	4.29
Class Q	1,000.00	1,019.50	1.10	5.55

ING Opportunistic LargeCap Fund
Actual Fund Return
Class A	$1,000.00	$923.40	1.25%	$6.01
Class B	1,000.00	919.80	2.00	9.60
Class C	1,000.00	920.10	2.00	9.60
Class I	1,000.00	925.40	0.92	4.43
Class W(1)	1,000.00	929.30	0.92	4.07
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.25%	$6.31
Class B	1,000.00	1,015.00	2.00	10.08
Class C	1,000.00	1,015.00	2.00	10.08
Class I	1,000.00	1,020.40	0.92	4.65
Class W	1,000.00	1,020.40	0.92	4.65

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

(1)	Commencement of operations for Class W was December 17, 2007. Expenses paid reflect the 167 day period ended May 31, 2008.

28

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING SmallCap Opportunities Fund	December 1, 2007	May 31, 2008	Ratio	May 31, 2008*

Actual Fund Return
Class A	$1,000.00	$1,011.30	1.50%	$7.54
Class B	1,000.00	1,007.60	2.25	11.29
Class C	1,000.00	1,007.30	2.25	11.29
Class I	1,000.00	1,013.60	1.06	5.34
Class Q	1,000.00	1,012.30	1.31	6.59
Class W(1)	1,000.00	1,044.20	1.03	4.83
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.50	1.50%	$7.57
Class B	1,000.00	1,013.75	2.25	11.33
Class C	1,000.00	1,013.75	2.25	11.33
Class I	1,000.00	1,019.70	1.06	5.35
Class Q	1,000.00	1,018.45	1.31	6.61
Class W	1,000.00	1,019.85	1.03	5.20

ING Financial Services Fund
Actual Fund Return
Class A	$1,000.00	$883.70	1.36%	$6.40
Class B	1,000.00	879.50	2.11	9.91
Class C	1,000.00	880.70	2.11	9.92
Class O	1,000.00	883.50	1.36	6.40
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.20	1.36%	$6.86
Class B	1,000.00	1,014.45	2.11	10.63
Class C	1,000.00	1,014.45	2.11	10.63
Class O	1,000.00	1,018.20	1.36	6.86

ING LargeCap Value Fund
Actual Fund Return
Class A	$1,000.00	$873.20	1.45%	$6.79
Class B	1,000.00	869.10	2.20	10.28
Class C	1,000.00	868.30	2.20	10.28
Class I	1,000.00	873.50	1.13	5.29
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.75	1.45%	$7.31
Class B	1,000.00	1,014.00	2.20	11.08
Class C	1,000.00	1,014.00	2.20	11.08
Class I	1,000.00	1,019.35	1.13	5.70

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

(1)	Commencement of operations for Class W was December 17, 2007. Expenses paid reflect the 167 day period ended May 31, 2008.

29

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING SmallCap Value Multi-Manager Fund	December 1, 2007	May 31, 2008	Ratio	May 31, 2008*

Actual Fund Return
Class A	$1,000.00	$981.70	1.49%	$7.38
Class B	1,000.00	977.90	2.24	11.08
Class C	1,000.00	977.80	2.24	11.08
Class I	1,000.00	983.50	1.14	5.65
Class W(1)	1,000.00	998.30	1.09	4.97
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.55	1.49%	$7.52
Class B	1,000.00	1,013.80	2.24	11.28
Class C	1,000.00	1,013.80	2.24	11.28
Class I	1,000.00	1,019.30	1.14	5.76
Class W	1,000.00	1,019.55	1.09	5.50

ING Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$972.90	1.43%	$7.05
Class B	1,000.00	968.40	2.18	10.73
Class C	1,000.00	969.00	2.18	10.73
Class I	1,000.00	973.40	1.06	5.23
Class W(1)	1,000.00	1,015.30	1.06	4.87
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.85	1.43%	$7.21
Class B	1,000.00	1,014.10	2.18	10.98
Class C	1,000.00	1,014.10	2.18	10.98
Class I	1,000.00	1,019.70	1.06	5.35
Class W	1,000.00	1,019.70	1.06	5.35

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

(1)	Commencement of operations for Class W was December 17, 2007. Expenses paid reflect the 167 day period ended May 31, 2008.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
ING Equity Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Real Estate Fund, ING Equity Dividend Fund, ING Fundamental Research Fund, ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING Opportunistic LargeCap Fund, ING SmallCap Opportunities Fund, ING Financial Services Fund, ING LargeCap Value Fund, ING SmallCap Value Multi-Manager Fund (formerly, ING SmallCap Value Choice Fund), and ING Value Choice Fund, each a series of ING Equity Trust, as of May 31, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of ING Equity Trust as of May 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 28, 2008

31

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008

	ING	ING	ING	ING
	Real	Equity	Fundamental	LargeCap
	Estate	Dividend	Research	Growth
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$466,925,250	$4,723,382	$28,455,796	$161,622,470
Short-term investments in affiliates at amortized cost	—	90,000	400,000	—
Short-term investments at amortized cost	20,625,052	—	148,000	33,242,987
Cash	1,761,614	693	897	333,143
Foreign currencies at value**	—	37	146	509
Receivables:
Investment securities sold	—	—	298,903	567,872
Fund shares sold	5,067,516	—	487	199,404
Dividends and interest	492,765	15,336	44,818	231,982
Prepaid expenses	44,893	58,882	24,615	35,423
Reimbursement due from manager	116,338	15,463	21,786	162,717

Total assets	495,033,428	4,903,793	29,395,448	196,396,507

LIABILITIES:
Payable for investment securities purchased	9,126,685	—	446,639	232,902
Payable for fund shares redeemed	395,203	—	482,105	332,568
Payable upon receipt of securities loaned	—	—	—	33,099,000
Payable to affiliates	344,346	4,151	35,198	198,210
Payable for trustee fees	6,446	168	1,130	4,468
Other accrued expenses and liabilities	147,250	33,138	48,862	122,362

Total liabilities	10,019,930	37,457	1,013,934	33,989,510

NET ASSETS	$485,013,498	$4,866,336	$28,381,514	$162,406,997

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$416,671,083	$5,048,283	$64,854,709	$438,119,035
Undistributed net investment income (accumulated net investment loss)	392,320	19,947	36,259	(7,570)
Accumulated net realized loss on investments, foreign currency related transactions, and futures	(6,887,436)	(71,618)	(38,633,107)	(302,448,591)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	74,837,531	(130,276)	2,123,653	26,744,123

NET ASSETS	$485,013,498	$4,866,336	$28,381,514	$162,406,997

+ Including securities loaned at value	$—	$—	$—	$32,701,263
* Cost of investments in securities	$392,087,719	$4,853,654	$26,331,802	$134,877,014
** Cost of foreign currencies	$—	$36	$137	$509

See Accompanying Notes to Financial Statements

32

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008 (continued)

	ING	ING	ING	ING
	Real	Equity	Fundamental	LargeCap
	Estate	Dividend	Research	Growth
	Fund	Fund	Fund	Fund

Class A:
Net assets	$105,807,872	$4,848,277	$13,968,096	$70,047,364
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	7,108,312	503,664	1,343,674	3,138,964
Net asset value and redemption price per share	$14.89	$9.63	$10.40	$22.32
Maximum offering price per share (5.75%)(1)	$15.80	$10.22	$11.03	$23.68
Class B:
Net assets	$3,284,873	$9,137	$8,157,752	$41,956,548
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	220,053	951	798,920	1,977,627
Net asset value and redemption price per share(2)	$14.93	$9.61	$10.21	$21.22
Maximum offering price per share	$14.93	$9.61	$10.21	$21.22
Class C:
Net assets	$3,213,584	$8,922	$6,253,311	$30,434,619
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	207,064	927	610,038	1,438,962
Net asset value and redemption price per share(2)	$15.52	$9.62	$10.25	$21.15
Maximum offering price per share	$15.52	$9.62	$10.25	$21.15
Class I:
Net assets	$337,454,552	n/a	$2,355	$19,048,193
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.01	n/a	$0.01	$0.01
Shares outstanding	21,306,703	n/a	227	814,578
Net asset value and redemption price per share	$15.84	n/a	$10.37	$23.38
Maximum offering price per share	$15.84	n/a	$10.37	$23.38
Class O:
Net assets	$35,182,329	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	2,367,143	n/a	n/a	n/a
Net asset value and redemption price per share	$14.86	n/a	n/a	n/a
Maximum offering price per share	$14.86	n/a	n/a	n/a
Class Q:
Net assets	$816	n/a	n/a	$920,273
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$0.01	n/a	n/a	$0.01
Shares outstanding	55	n/a	n/a	39,922
Net asset value and redemption price per share	$14.92	n/a	n/a	$23.05
Maximum offering price per share	$14.92	n/a	n/a	$23.05
Class W:
Net assets	$69,472	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	3,965	n/a	n/a	n/a
Net asset value and redemption price per share	$17.52	n/a	n/a	n/a
Maximum offering price per share	$17.52	n/a	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

33

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008

	ING	ING	ING	ING
	MidCap	Opportunistic	SmallCap	Financial
	Opportunities	LargeCap	Opportunities	Services
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$264,564,400	$42,175,260	$130,563,625	$193,233,233
Short-term investments in affiliates at amortized cost	8,725,000	—	2,925,000	8,900,000
Short-term investments at amortized cost	69,305,000	208,000	32,410,000	805,000
Cash	25	5,782	878	26,672
Foreign currencies at value**	133,049	—	—	78,819
Receivables:
Investment securities sold	2,887,963	477,780	1,598,281	3,710,426
Fund shares sold	314,696	10,958	71,647	350,584
Dividends and interest	137,404	68,612	61,159	328,353
Prepaid expenses	29,275	35,424	42,822	29,063
Reimbursement due from manager	133,229	41,816	99,936	—

Total assets	346,230,041	43,023,632	167,773,348	207,462,150

LIABILITIES:
Payable for investment securities purchased	5,172,201	433,803	1,735,187	3,411,497
Payable for fund shares redeemed	415,642	44,574	173,630	220,016
Payable upon receipt of securities loaned	67,882,000	—	31,678,000	—
Payable to affiliates	327,422	40,867	163,049	190,868
Payable for trustee fees	9,298	2,749	7,199	7,635
Other accrued expenses and liabilities	337,236	77,928	148,213	156,723

Total liabilities	74,143,799	599,921	33,905,278	3,986,739

NET ASSETS	$272,086,242	$42,423,711	$133,868,070	$203,475,411

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$317,166,983	$86,641,739	$341,395,410	$209,038,169
Undistributed net investment income (accumulated net investment loss)	(319)	—	5,294	1,125,999
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	(66,369,563)	(46,881,212)	(216,553,593)	1,193,757
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	21,289,141	2,663,184	9,020,959	(7,882,514)

NET ASSETS	$272,086,242	$42,423,711	$133,868,070	$203,475,411

+ Including securities loaned at value	$66,657,653	$—	$30,812,126	$—
* Cost of investments in securities	$243,274,910	$39,512,076	$121,542,666	$201,114,298
** Cost of foreign currencies	$133,398	$—	$—	$80,223

See Accompanying Notes to Financial Statements

34

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008 (continued)

	ING	ING	ING	ING
	MidCap	Opportunistic	SmallCap	Financial
	Opportunities	LargeCap	Opportunities	Services
	Fund	Fund	Fund	Fund

Class A:
Net assets	$133,764,801	$31,178,908	$84,888,484	$166,164,598
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	8,034,041	2,973,227	2,491,502	10,309,660
Net asset value and redemption price per share	$16.65	$10.49	$34.07	$16.12
Maximum offering price per share (5.75%)(1)	$17.67	$11.13	$36.15	$17.10
Class B:
Net assets	$53,958,669	$5,037,306	$12,749,913	$13,939,560
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,512,814	487,547	418,054	874,810
Net asset value and redemption price per share(2)	$15.36	$10.33	$30.50	$15.93
Maximum offering price per share	$15.36	$10.33	$30.50	$15.93
Class C:
Net assets	$72,011,800	$2,192,168	$28,895,580	$4,007,467
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	4,714,462	213,653	949,511	260,651
Net asset value and redemption price per share(2)	$15.27	$10.26	$30.43	$15.37
Maximum offering price per share	$15.27	$10.26	$30.43	$15.37
Class I:
Net assets	$6,608,417	$4,014,386	$7,197,872	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.01	$0.01	$0.01	n/a
Shares outstanding	379,402	380,583	205,339	n/a
Net asset value and redemption price per share	$17.42	$10.55	$35.05	n/a
Maximum offering price per share	$17.42	$10.55	$35.05	n/a
Class O:
Net assets	n/a	n/a	n/a	$19,363,786
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.01
Shares outstanding	n/a	n/a	n/a	1,210,672
Net asset value and redemption price per share	n/a	n/a	n/a	$15.99
Maximum offering price per share	n/a	n/a	n/a	$15.99
Class Q:
Net assets	$5,742,555	n/a	$135,135	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$0.01	n/a	$0.01	n/a
Shares outstanding	338,379	n/a	3,916	n/a
Net asset value and redemption price per share	$16.97	n/a	$34.51	n/a
Maximum offering price per share	$16.97	n/a	$34.51	n/a
Class W:
Net assets	n/a	$943	$1,086	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$0.01	$0.01	n/a
Shares outstanding	n/a	90	31	n/a
Net asset value and redemption price per share	n/a	$10.52	$34.99	n/a
Maximum offering price per share	n/a	$10.52	$34.99	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

35

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008

	ING	ING	ING
	LargeCap	SmallCap Value	Value
	Value	Multi-Manager	Choice
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$46,796,579	$64,579,545	$314,567,070
Short-term investments at amortized cost	12,742,980	11,976,939	122,608,608
Cash	315,991	769,356	4,012,803
Receivables:
Investment securities sold	—	34,874	—
Fund shares sold	19,410	67,652	2,550,670
Dividends and interest	118,787	49,799	1,293,293
Prepaid expenses	37,321	35,759	47,093
Reimbursement due from manager	65,423	87,871	79,347

Total assets	60,096,491	77,601,795	445,158,884

LIABILITIES:
Payable for investment securities purchased	98,485	—	1,382,624
Payable for fund shares redeemed	549,992	202,608	1,076,473
Payable upon receipt of securities loaned	12,533,000	11,327,000	86,692,000
Payable to affiliates	64,280	77,465	378,918
Payable for trustee fees	966	967	3,760
Other accrued expenses and liabilities	39,207	71,043	209,709

Total liabilities	13,285,930	11,679,083	89,743,484

NET ASSETS	$46,810,561	$65,922,712	$355,415,400

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$68,794,757	$71,088,083	$360,121,226
Undistributed net investment income	299,921	58,566	719,711
Accumulated net realized gain (loss) on investments	(3,333,090)	(2,197,240)	(2,992,071)
Net unrealized depreciation on investments	(18,951,027)	(3,026,697)	(2,433,466)

NET ASSETS	$46,810,561	$65,922,712	$355,415,400

+ Including securities loaned at value	$11,946,267	$11,066,016	$83,834,387
* Cost of investments in securities	$65,747,606	$67,606,242	$317,000,536

See Accompanying Notes to Financial Statements

36

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008 (continued)

	ING	ING	ING
	LargeCap	SmallCap Value	Value
	Value	Multi-Manager	Choice
	Fund	Fund	Fund

Class A:
Net assets	$25,854,017	$43,370,669	$233,061,756
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	3,521,998	3,765,909	15,771,672
Net asset value and redemption price per share	$7.34	$11.52	$14.78
Maximum offering price per share (5.75%)(1)	$7.79	$12.22	$15.68
Class B:
Net assets	$5,987,316	$2,643,079	$35,144,596
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	822,388	233,557	2,406,898
Net asset value and redemption price per share(2)	$7.28	$11.32	$14.60
Maximum offering price per share	$7.28	$11.32	$14.60
Class C:
Net assets	$12,954,113	$9,043,792	$80,729,341
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	1,784,012	798,137	5,534,327
Net asset value and redemption price per share(2)	$7.26	$11.33	$14.59
Maximum offering price per share	$7.26	$11.33	$14.59
Class I:
Net assets	$2,015,115	$10,864,157	$3,824,388
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	274,549	939,455	256,420
Net asset value and redemption price per share	$7.34	$11.56	$14.91
Maximum offering price per share	$7.34	$11.56	$14.91
Class W:
Net assets	n/a	$1,015	$2,655,319
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.01	$0.01
Shares outstanding	n/a	84	166,561
Net asset value and redemption price per share	n/a	$12.09	$15.94
Maximum offering price per share	n/a	$12.09	$15.94

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

37

STATEMENTS OF OPERATIONS

		ING	ING	ING
	ING	Equity	Fundamental	LargeCap
	Real Estate	Dividend	Research	Growth
	Fund	Fund	Fund	Fund
	Year Ended	December 18, 2007(2)	Year Ended	Year Ended
	May 31,	to May 31,	May 31,	May 31,
	2008	2008	2008	2008

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$7,938,450	$81,027	$599,614	$2,789,657
Interest	165,302	615	7,083	71,499
Securities lending income	—	—	—	74,162

Total investment income	8,103,752	81,642	606,697	2,935,318

EXPENSES:
Investment management fees	2,195,276	13,811	234,752	1,499,920
Distribution and service fees:
Class A	282,023	5,307	35,174	248,156
Class B	39,919	9	122,855	514,939
Class C	33,855	11	71,784	317,089
Class O	94,554	—	—	—
Class Q	3	—	—	2,485
Transfer agent fees:
Class A	135,693	1,256	22,301	114,245
Class B	4,773	2	19,362	83,543
Class C	4,070	2	11,351	51,186
Class I	79,083	—	3	25,001
Class O	40,531	—	—	—
Class Q	1	—	—	455
Administrative service fees	313,608	2,125	33,535	199,986
Shareholder reporting expense	346,892	850	59,315	222,431
Registration fees	83,873	3,946	53,203	59,754
Professional fees	77,936	2,762	22,435	45,874
Custody and accounting expense	53,940	2,613	20,019	40,399
Trustee fees	12,840	212	732	9,516
Offering expense	—	38,552	—	—
Miscellaneous expense	23,941	3,783	13,336	15,976
Interest expense	5,033	—	—	—

Total expenses	3,827,844	75,241	720,157	3,450,955
Net waived and reimbursed fees	(116,257)	(48,586)	(152,958)	(216,988)
Brokerage commission recapture	—	—	—	(6,754)

Net expenses	3,711,587	26,655	567,199	3,227,213

Net investment income (loss)	4,392,165	54,987	39,498	(291,895)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	6,746,579	(72,221)	(101,879)	32,213,526
Foreign currency related transactions	—	(321)	(66)	4,884
Futures	—	—	(73,183)	—

Net realized gain (loss) on investments, foreign currency related transactions, and futures	6,746,579	(72,542)	(175,128)	32,218,410

Net change in unrealized appreciation or depreciation on:
Investments	(53,901,813)	(130,272)	(2,436,238)	(23,365,736)
Foreign currency related transactions	—	(4)	(341)	(1,118)
Futures	—	—	35	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(53,901,813)	(130,276)	(2,436,544)	(23,366,854)

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	(47,155,234)	(202,818)	(2,611,672)	8,851,556

Increase (decrease) in net assets resulting from operations	$(42,763,069)	$(147,831)	$(2,572,174)	$8,559,661

* Foreign taxes withheld	$4,360	$712	$7,953	$40,957
(1) Dividends from affiliates	$—	$2,391	$26,475	$—
(2) Commencement of operations

See Accompanying Notes to Financial Statements

38

STATEMENTS OF OPERATIONS for the year ended May 31, 2008

	ING	ING	ING	ING
	MidCap	Opportunistic	SmallCap	Financial
	Opportunities	LargeCap	Opportunities	Services
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,431,437	$305,114	$1,255,318	$6,460,615
Interest	38,285	4,725	18,906	25,655
Securities lending income	233,812	—	224,487	—

Total investment income	1,703,534	309,839	1,498,711	6,486,270

EXPENSES:
Investment management fees	2,489,038	179,582	1,272,461	1,835,766
Distribution and service fees:
Class A	357,258	48,910	241,594	697,749
Class B	713,848	28,208	187,563	214,163
Class C	754,626	12,525	308,399	18,809
Class O	—	—	—	49,860
Class Q	13,806	—	344	—
Transfer agent fees:
Class A	230,800	25,162	179,068	349,556
Class B	136,895	3,709	41,059	38,234
Class C	145,513	1,632	68,392	3,221
Class I	493	982	685	—
Class O	—	—	—	34,804
Class Q	564	—	16	—
Administrative service fees	505,844	25,654	247,815	7,964
Shareholder reporting expense	281,669	55,565	119,158	269,964
Registration fees	60,333	59,125	64,481	57,927
Professional fees	50,303	40,175	20,563	44,008
Custody and accounting expense	38,750	12,795	26,700	36,540
Trustee fees	12,497	1,141	3,319	8,861
Miscellaneous expense	19,299	5,695	10,868	17,915
Interest expense	857	381	—	—

Total expenses	5,812,393	501,241	2,792,485	3,685,341
Net waived and reimbursed fees	(1,184,494)	(156,898)	(412,312)	(203,800)
Brokerage commission recapture	—	—	—	(341)

Net expenses	4,627,899	344,343	2,380,173	3,481,200

Net investment income (loss)	(2,924,365)	(34,504)	(881,462)	3,005,070

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	43,214,015	(6,321,596)	12,616,451	9,634,846
Foreign currency related transactions	(319)	—	—	4,087
Futures	—	96,183	—	—

Net realized gain (loss) on investments, foreign currency related transactions, and futures	43,213,696	(6,225,413)	12,616,451	9,638,933

Net change in unrealized appreciation or depreciation on:
Investments	(21,807,104)	1,109,844	(14,643,535)	(81,491,718)
Foreign currency related transactions	(349)	—	—	(1,449)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(21,807,453)	1,109,844	(14,643,535)	(81,493,167)

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	21,406,243	(5,115,569)	(2,027,084)	(71,854,234)

Increase (decrease) in net assets resulting from operations	$18,481,878	$(5,150,073)	$(2,908,546)	$(68,849,164)

* Foreign taxes withheld	$4,469	$3,221	$—	$11,221
(1) Dividends from affiliates	$301,200	$—	$159,509	$239,627

See Accompanying Notes to Financial Statements

39

STATEMENTS OF OPERATIONS for the year ended May 31, 2008

	ING	ING	ING
	LargeCap	SmallCap Value	Value
	Value	Multi-Manager	Choice
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,744,383	$1,450,034	$3,783,072
Interest	57,840	61,701	2,569,170
Securities lending income	81,282	68,755	373,827

Total investment income	1,883,505	1,580,490	6,726,069

EXPENSES:
Investment management fees	682,736	782,317	3,117,650
Distribution and service fees:
Class A	121,248	137,369	527,804
Class B	90,585	33,249	388,153
Class C	170,524	128,792	821,888
Transfer agent fees:
Class A	60,307	82,736	406,155
Class B	9,949	5,009	73,707
Class C	18,659	19,385	156,460
Class I	1,267	5,585	830
Class W	—	—	959
Administrative service fees	77,385	80,822	333,986
Shareholder reporting expense	64,276	108,841	342,356
Registration fees	63,987	60,183	86,695
Professional fees	25,720	138,027	74,100
Custody and accounting expense	16,758	50,810	40,352
Trustee fees	2,466	2,784	4,834
Miscellaneous expense	8,490	9,144	21,892
Interest expense	9,633	—	1,926

Total expenses	1,423,990	1,645,053	6,399,747
Net waived and reimbursed fees	(104,538)	(341,375)	(699,849)
Brokerage commission recapture	(9,691)	(13,207)	(13,190)

Net expenses	1,309,761	1,290,471	5,686,708

Net investment income	573,744	290,019	1,039,361

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	2,526,516	(2,169,621)	30,628,524

Net change in unrealized appreciation or depreciation on investments	(29,303,591)	(14,949,352)	(36,339,113)

Net realized and unrealized loss on investments	(26,777,075)	(17,118,973)	(5,710,589)

Decrease in net assets resulting from operations	$(26,203,331)	$(16,828,954)	$(4,671,228)

* Foreign taxes withheld	$8,284	$139	$134,866

See Accompanying Notes to Financial Statements

40

STATEMENTS OF CHANGES IN NET ASSETS

	ING Real Estate Fund		ING Equity Dividend Fund
	Year Ended	Year Ended	December 18, 2007(1)
	May 31,	May 31,	to May 31,
	2008	2007	2008

FROM OPERATIONS:
Net investment income	$4,392,165	$3,263,203	$54,987
Net realized gain (loss) on investments and foreign currency related transactions	6,746,579	32,120,633	(72,542)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(53,901,813)	47,237,269	(130,276)

Increase (decrease) in net assets resulting from operations	(42,763,069)	82,621,105	(147,831)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,268,188)	(1,408,372)	(37,961)
Class B	(8,375)	(6,972)	(6)
Class C	(6,460)	(6,134)	(4)
Class I	(2,148,620)	(1,803,689)	—
Class O	(422,975)	(454,763)	—
Class Q	(10)	(7)	—
Class W	(11)	—	—
Net realized gains:
Class A	(11,028,368)	(11,843,789)	—
Class B	(387,746)	(489,173)	—
Class C	(309,913)	(318,162)	—
Class I	(12,129,107)	(13,166,210)	—
Class O	(3,727,503)	(3,388,566)	—
Class Q	(89)	(3)	—
Class W	(4)	—	—
Return of capital:
Class A	(948,356)	—	—
Class B	(34,106)	—	—
Class C	(26,999)	—	—
Class I	(981,175)	—	—
Class O	(312,539)	—	—
Class Q	(7)	—	—
Class W	(3)	—	—

Total distributions	(33,740,554)	(32,885,840)	(37,971)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	272,890,077	156,847,828	5,052,071
Reinvestment of distributions	32,537,849	30,270,929	67

	305,427,926	187,118,757	5,052,138
Cost of shares redeemed	(141,827,194)	(123,578,433)	—

Net increase in net assets resulting from capital share transactions	163,600,732	63,540,324	5,052,138

Net increase in net assets	87,097,109	113,275,589	4,866,336

NET ASSETS:
Beginning of period	397,916,389	284,640,800	—

End of period	$485,013,498	$397,916,389	$4,866,336

Undistributed net investment income at end of period	$392,320	$76,919	$19,947

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

41

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fundamental Research Fund		ING LargeCap Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income (loss)	$39,498	$(3,261)	$(291,895)	$(1,884,820)
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(175,128)	2,884,769	32,218,410	20,070,483
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(2,436,544)	1,634,596	(23,366,854)	19,040,624

Increase (decrease) in net assets resulting from operations	(2,572,174)	4,516,104	8,559,661	37,226,287

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(73,260)	—	—
Class B	—	(658)	—	—
Class C	—	(1,359)	—	—
Class I	—	(30)	—	—
Net realized gains:
Class A	(901,698)	(79,072)	—	—
Class B	(717,230)	(852)	—	—
Class C	(426,414)	(1,814)	—	—
Class I	(199)	(26)	—	—

Total distributions	(2,045,541)	(157,071)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,146,639	2,878,799	35,167,967	32,611,853
Proceeds from shares issued in merger (Note 12)	—	34,984,449	—	—
Reinvestment of distributions	1,141,782	7,399	—	—

	8,288,421	37,870,647	35,167,967	32,611,853
Cost of shares redeemed	(14,972,129)	(7,783,893)	(134,185,317)	(105,751,377)

Net increase (decrease) in net assets resulting from capital share transactions	(6,683,708)	30,086,754	(99,017,350)	(73,139,524)

Net increase (decrease) in net assets	(11,301,423)	34,445,787	(90,457,689)	(35,913,237)

NET ASSETS:
Beginning of year	39,682,937	5,237,150	252,864,686	288,777,923

End of year	$28,381,514	$39,682,937	$162,406,997	$252,864,686

Undistributed net investment income (accumulated net investment loss) at end of year	$36,259	$—	$(7,570)	$(1)

See Accompanying Notes to Financial Statements

42

STATEMENTS OF CHANGES IN NET ASSETS

	ING MidCap Opportunities Fund		ING Opportunistic LargeCap Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment loss	$(2,924,365)	$(3,204,027)	$(34,504)	$(5,353)
Net realized gain (loss) on investments, foreign currency related transactions, and futures	43,213,696	43,650,986	(6,225,413)	717,871
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(21,807,453)	5,999,067	1,109,844	445,782

Increase (decrease) in net assets resulting from operations	18,481,878	46,446,026	(5,150,073)	1,158,300

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	—	(34,636)
Class B	—	—	—	(321)
Class C	—	—	—	(653)
Net realized gains:
Class A	(15,982,698)	(681,679)	(510,290)	—
Class B	(10,457,006)	(570,827)	(28,870)	—
Class C	(11,129,601)	(514,628)	(32,964)	—
Class I	(557,928)	(19,779)	(1,470)	—
Class Q	(752,331)	(28,620)	—	—

Total distributions	(38,879,564)	(1,815,533)	(573,594)	(35,610)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	53,624,086	14,674,114	7,078,917	1,028,111
Proceeds from shares issued in merger (Note 12)	—	—	41,597,287	—
Reinvestment of distributions	26,603,097	1,215,823	205,420	865

	80,227,183	15,889,937	48,881,624	1,028,976
Cost of shares redeemed	(81,547,350)	(95,593,704)	(7,845,711)	(105,592)

Net increase (decrease) in net assets resulting from capital share transactions	(1,320,167)	(79,703,767)	41,035,913	923,384

Net increase (decrease) in net assets	(21,717,853)	(35,073,274)	35,312,246	2,046,074

NET ASSETS:
Beginning of year	293,804,095	328,877,369	7,111,465	5,065,391

End of year	$272,086,242	$293,804,095	$42,423,711	$7,111,465

Accumulated net investment loss at end of year	$(319)	$—	$—	$—

See Accompanying Notes to Financial Statements

43

STATEMENTS OF CHANGES IN NET ASSETS

	ING SmallCap Opportunities Fund		ING Financial Services Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income (loss)	$(881,462)	$(1,731,705)	$3,005,070	$2,647,687
Net realized gain on investments and foreign currency related transactions	12,616,451	26,070,360	9,638,933	38,786,220
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(14,643,535)	128,132	(81,493,167)	10,062,771

Increase (decrease) in net assets resulting from operations	(2,908,546)	24,466,787	(68,849,164)	51,496,678

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(2,641,732)	(2,504,781)
Class B	—	—	(20,607)	—
Class C	—	—	(18,775)	(11,459)
Class O	—	—	(273,548)	(161,940)
Net realized gains:
Class A	—	—	(26,847,652)	(22,831,059)
Class B	—	—	(2,795,175)	(3,767,940)
Class C	—	—	(264,449)	(172,101)
Class O	—	—	(2,662,103)	(1,354,093)

Total distributions	—	—	(35,524,041)	(30,803,373)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	21,343,392	14,245,885	38,550,668	63,360,097
Reinvestment of distributions	—	—	27,837,040	23,433,985

	21,343,392	14,245,885	66,387,708	86,794,082
Cost of shares redeemed	(37,509,105)	(47,862,221)	(70,959,948)	(85,156,659)

Net increase (decrease) in net assets resulting from capital share transactions	(16,165,713)	(33,616,336)	(4,572,240)	1,637,423

Net increase (decrease) in net assets	(19,074,259)	(9,149,549)	(108,945,445)	22,330,728

NET ASSETS:
Beginning of year	152,942,329	162,091,878	312,420,856	290,090,128

End of year	$133,868,070	$152,942,329	$203,475,411	$312,420,856

Undistributed net investment income at end of year	$5,294	$2,585	$1,125,999	$1,124,213

See Accompanying Notes to Financial Statements

44

STATEMENTS OF CHANGES IN NET ASSETS

			ING SmallCap Value
	ING LargeCap Value Fund		Multi-Manager Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$573,744	$376,017	$290,019	$121,225
Net realized gain (loss) on investments	2,526,516	9,329,718	(2,169,621)	3,540,899
Net change in unrealized appreciation or depreciation on investments	(29,303,591)	10,408,017	(14,949,352)	9,734,101

Increase (decrease) in net assets resulting from operations	(26,203,331)	20,113,752	(16,828,954)	13,396,225

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(379,490)	(367,115)	(179,240)	(61,882)
Class B	(2,457)	—	—	—
Class C	(26,904)	—	—	—
Class I	(31,881)	(52,044)	(62,883)	(22,100)
Net realized gains:
Class A	(7,339,898)	(3,273,593)	(2,122,299)	(1,006,775)
Class B	(1,525,691)	(481,495)	(132,128)	(81,228)
Class C	(2,870,092)	(738,646)	(550,241)	(268,036)
Class I	(400,829)	(351,057)	(431,540)	(201,970)

Total distributions	(12,577,242)	(5,263,950)	(3,478,331)	(1,641,991)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	30,580,627	83,836,650	23,026,801	75,038,918
Reinvestment of distributions	9,236,919	3,549,152	2,407,556	1,323,435

	39,817,546	87,385,802	25,434,357	76,362,353
Cost of shares redeemed	(61,442,704)	(47,050,351)	(42,185,665)	(18,585,458)

Net increase (decrease) in net assets resulting from capital share transactions	(21,625,158)	40,335,451	(16,751,308)	57,776,895

Net increase (decrease) in net assets	(60,405,731)	55,185,253	(37,058,593)	69,531,129

NET ASSETS:
Beginning of year	107,216,292	52,031,039	102,981,305	33,450,176

End of year	$46,810,561	$107,216,292	$65,922,712	$102,981,305

Undistributed net investment income at end of year	$299,921	$169,936	$58,566	$29,961

See Accompanying Notes to Financial Statements

45

STATEMENTS OF CHANGES IN NET ASSETS

	ING Value Choice Fund
	Year Ended	Year Ended
	May 31,	May 31,
	2008	2007

FROM OPERATIONS:
Net investment income	$1,039,361	$1,025,706
Net realized gain on investments	30,628,524	6,924,276
Net change in unrealized appreciation or depreciation on investments	(36,339,113)	30,437,603

Increase (decrease) in net assets resulting from operations	(4,671,228)	38,387,585

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(696,287)	(813,911)
Class I	(2,280)	(53)
Net realized gains:
Class A	(12,593,571)	(5,302,465)
Class B	(2,360,990)	(432,560)
Class C	(4,955,456)	(1,716,040)
Class I	(28,303)	(656)

Total distributions	(20,636,887)	(8,265,685)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	136,131,952	166,823,089
Proceeds from shares issued in merger (Note 12)	—	120,894,408
Reinvestment of distributions	17,131,248	6,729,481

	153,263,200	294,446,978
Cost of shares redeemed	(123,051,055)	(42,081,510)

Net increase in net assets resulting from capital share transactions	30,212,145	252,365,468

Net increase in net assets	4,904,030	282,487,368

NET ASSETS:
Beginning of year	350,511,370	68,024,002

End of year	$355,415,400	$350,511,370

Undistributed net investment income at end of year	$719,711	$378,917

See Accompanying Notes to Financial Statements

46

ING Real Estate Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$19.27	16.42		14.82		12.76		11.06
Income (loss) from investment operations:
Net investment income	$0.21 *	0.14	*	0.20	†	0.47	*	0.57
Net realized and unrealized gain (loss) on investments	$(2.61)	4.41		3.02		3.04		2.29
Total from investment operations	$(2.40)	4.55		3.22		3.51		2.86
Less distributions from:
Net investment income	$0.19	0.16		0.49		0.50		0.65
Net realized gains from investments	$1.67	1.54		1.13		0.95		0.51
Return of capital	$0.12	—		—		—		—
Total distributions	$1.98	1.70		1.62		1.45		1.16
Net asset value, end of year	$14.89	19.27		16.42		14.82		12.76
Total Return(1)%	(11.59)	28.13		22.63		28.51		26.79

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$105,808	165,377		102,853		57,799		16,569
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.36	1.22		1.20		1.15		1.37
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	1.33	1.22		1.20		1.23		1.31
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	1.33	1.20		1.16		1.15		1.27
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)%	1.34	0.74		1.36	†	3.34		4.84
Portfolio turnover rate %	91	57		51		91		132

(1)	Total return is calculated assuming reinvestment of all dividends, return of capital, and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%.

See Accompanying Notes to Financial Statements

47

ING Real Estate Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class B
	Year Ended May 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$19.32	16.45		14.85		12.78		11.10
Income (loss) from investment operations:
Net investment income (loss)	$0.09 **	(0.00	)*	0.08	†	0.37	**	0.45
Net realized and unrealized gain (loss) on investments	$(2.63)	4.43		3.02		3.05		2.32
Total from investment operations	$(2.54)	4.43		3.10		3.42		2.77
Less distributions from:
Net investment income	$0.06	0.02		0.37		0.40		0.58
Net realized gains from investments	$1.67	1.54		1.13		0.95		0.51
Return of capital	$0.12	—		—		—		—
Total distributions	$1.85	1.56		1.50		1.35		1.09
Net asset value, end of year	$14.93	19.32		16.45		14.85		12.78
Total Return(1)%	(12.35)	27.24		21.70		27.62		25.81

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$3,285	6,331		5,037		3,484		1,990
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	2.11	1.97		1.95		1.90		2.12
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	2.08	1.97		1.95		1.98		2.06
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	2.08	1.95		1.91		1.90		2.02
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)%	0.59	(0.00	)*	0.61	†	2.64		3.28
Portfolio turnover rate %	91	57		51		91		132

(1)	Total return is calculated assuming reinvestment of all dividends, return of capital, and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is more than $(0.005) or (0.005)%.

**	Calculated using average number of shares outstanding throughout the period.

†	Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61%.

See Accompanying Notes to Financial Statements

48

ING Real Estate Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$19.99	16.98		15.28		13.11		11.37
Income (loss) from investment operations:
Net investment income (loss)	$0.10 *	(0.01	)*	0.11	†	0.38	*	0.43
Net realized and unrealized gain (loss) on investments	$(2.73)	4.58		3.09		3.13		2.40
Total from investment operations	$(2.63)	4.57		3.20		3.51		2.83
Less distributions from:
Net investment income	$0.05	0.02		0.37		0.39		0.58
Net realized gains from investments	$1.67	1.54		1.13		0.95		0.51
Return of capital	$0.12	—		—		—		—
Total distributions	$1.84	1.56		1.50		1.34		1.09
Net asset value, end of year	$15.52	19.99		16.98		15.28		13.11
Total Return(1)%	(12.37)	27.21		21.69		27.57		25.75

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$3,214	4,942		3,124		2,720		2,708
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	2.11	1.97		1.95		1.90		2.12
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	2.08	1.97		1.95		1.98		2.06
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	2.08	1.95		1.91		1.90		2.02
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)%	0.58	(0.02)		0.61	†	2.65		3.54
Portfolio turnover rate %	91	57		51		91		132

(1)	Total return is calculated assuming reinvestment of all dividends, return of capital, and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61%.

See Accompanying Notes to Financial Statements

49

ING Real Estate Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended May 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$20.35	17.25		15.49		13.28		11.45
Income (loss) from investment operations:
Net investment income	$0.25 *	0.21	*	0.28	*†	0.54	*	0.58
Net realized and unrealized gain (loss) on investments	$(2.73)	4.64		3.14		3.15		2.43
Total from investment operations	$(2.48)	4.85		3.42		3.69		3.01
Less distributions from:
Net investment income	$0.24	0.21		0.53		0.53		0.67
Net realized gains from investments	$1.67	1.54		1.13		0.95		0.51
Return of capital	$0.12	—		—		—		—
Total distributions	$2.03	1.75		1.66		1.48		1.18
Net asset value, end of year	$15.84	20.35		17.25		15.49		13.28
Total Return(1)%	(11.35)	28.55		22.98		28.82		27.24

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$337,455	168,125		144,907		146,499		161,904
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.04	0.90		0.92		0.90		1.06
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	1.01	0.90		0.92		0.98		0.96
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	1.01	0.87		0.88		0.90		0.96
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)%	1.49	1.07		1.68	†	3.70		4.69
Portfolio turnover rate %	91	57		51		91		132

(1)	Total return is calculated assuming reinvestment of all dividends, return of capital, and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 3.23% to 1.68%.

See Accompanying Notes to Financial Statements

50

ING Real Estate Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
						September 15,
						2004(1) to
	Year Ended May 31,					May 31,
	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$19.24	16.40		14.81		13.52
Income (loss) from investment operations:
Net investment income	$0.21 *	0.14	*	0.21	†	0.39
Net realized and unrealized gain (loss) on investments	$(2.61)	4.41		3.00		2.23
Total from investment operations	$(2.40)	4.55		3.21		2.62
Less distributions from:
Net investment income	$0.19	0.17		0.49		0.38
Net realized gains from investments	$1.67	1.54		1.13		0.95
Return of capital	$0.12	—		—		—
Total distributions	$1.98	1.71		1.62		1.33
Net asset value, end of period	$14.86	19.24		16.40		14.81
Total Return(2)%	(11.64)	28.15		22.60		20.12

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$35,182	53,140		28,720		12,305
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.35	1.22		1.16		1.15
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.32	1.22		1.16		1.23
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.32	1.20		1.13		1.15
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.36	0.73		1.36	†	3.32
Portfolio turnover rate %	91	57		51		91

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends, return of capital, and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%.

See Accompanying Notes to Financial Statements

51

ING Real Estate Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q		Class W
	Year	December 20,	December 17,
	Ended	2006(1) to	2007(1) to
	May 31,	May 31,	May 31,
	2008	2007	2008

Per Share Operating Performance:
Net asset value, beginning of period	$19.28	18.84	15.96
Income (loss) from investment operations:
Net investment income (loss)	$0.19 *	(0.08)	0.10 *
Net realized and unrealized gain (loss) on investments	$(2.57)	0.71	1.74
Total from investment operations	$(2.38)	0.63	1.84
Less distributions from:
Net investment income	$0.19	0.14	0.17
Net realized gains from investments	$1.67	0.05	0.06
Return of capital	$0.12	—	0.05
Total distributions	$1.98	0.19	0.28
Net asset value, end of period	$14.92	19.28	17.52
Total Return(2)%	(11.47)	3.35	11.65

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	69
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.35	1.45	1.04
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(3)(4)%	1.32	1.45	1.01
Net expenses after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.32	1.43	1.01
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.22	(1.35)	1.34
Portfolio turnover rate %	91	57	91

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends, return of capital, and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

52

ING Equity Dividend Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C
	December 18,	February 20,	February 19,
	2007(1) to	2008(1) to	2008(1) to
	May 31,	May 31,	May 31,
	2008	2008	2008

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	9.37	9.30
Income (loss) from investment operations:
Net investment income	$0.11	0.07	0.05 *
Net realized and unrealized gain (loss) on investments	$(0.40)	0.23	0.33
Total from investment operations	$(0.29)	0.30	0.38
Less distributions from:
Net investment income	$0.08	0.06	0.06
Total distributions	$0.08	0.06	0.06
Net asset value, end of period	$9.63	9.61	9.62

Total Return(2)%	(2.94)	3.21	4.09

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,848	9	9
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	3.52	4.27	4.27

Net expenses after expense waiver(3)(4)%	1.25 †	2.00 †	2.00 †

Net investment income after expense waiver(3)(4)%	2.57 †	2.17 †	1.39 †
Portfolio turnover rate %	32	32	32

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

53

ING Fundamental Research Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				December 28,
	Year Ended			2005(1) to
	May 31,			May 31,
	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.78	10.16		10.00
Income (loss) from investment operations:
Net investment income	$0.06	0.06	*	0.01
Net realized and unrealized gain (loss) on investments	$(0.76)	1.86		0.15
Total from investment operations	$(0.70)	1.92		0.16
Less distributions from:
Net investment income	$—	0.14		—
Net realized gains on investments	$0.68	0.16		—
Total distributions	$0.68	0.30		—
Net asset value, end of period	$10.40	11.78		10.16
Total Return(2)%	(6.15)	19.12		1.60

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13,968	12,298		5,136
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.71	2.57		3.74
Net expenses after expense waiver(3)(4)%	1.26 †	1.25		1.25
Net investment income after expense waiver(3)(4)%	0.54 †	0.56		0.32
Portfolio turnover rate %	131	413		54

	Class B
				February 6,
	Year Ended			2006(1) to
	May 31,			May 31,
	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.68	10.12		10.15
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.07	)*	(0.02)*
Net realized and unrealized gain (loss) on investments	$(0.76)	1.91		(0.01)
Total from investment operations	$(0.79)	1.84		(0.03)
Less distributions from:
Net investment income	$—	0.12		—
Net realized gains on investments	$0.68	0.16		—
Total distributions	$0.68	0.28		—
Net asset value, end of period	$10.21	11.68		10.12
Total Return(2)%	(7.00)	18.34		(0.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,158	18,759		25
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.46	3.32		4.49
Net expenses after expense waiver(3)(4)%	2.01 †	2.00		2.00
Net investment loss after expense waiver(3)(4)%	(0.18)†	(0.62)		(0.42)
Portfolio turnover rate %	131	413		54

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

54

ING Fundamental Research Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
				April 17,
	Year Ended			2006(1) to
	May 31,			May 31,
	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.71	10.12		10.31
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.07	)*	(0.02)*
Net realized and unrealized gain (loss) on investments	$(0.76)	1.94		(0.17)
Total from investment operations	$(0.78)	1.87		(0.19)
Less distributions from:
Net investment income	$—	0.12		—
Net realized gains on investments	$0.68	0.16		—
Total distributions	$0.68	0.28		—
Net asset value, end of period	$10.25	11.71		10.12
Total Return(2)%	(6.89)	18.60		(1.84)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,253	8,622		77
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.46	3.32		4.49
Net expenses after expense waiver(3)(4)%	2.01 †	2.00		2.00
Net investment loss after expense waiver(3)(4)%	(0.19)†	(0.60)		(0.42)
Portfolio turnover rate %	131	413		54

	Class I
	Year	July 18,
	Ended	2006(1) to
	May 31,	May 31,
	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$11.71	9.77
Income (loss) from investment operations:
Net investment income (loss)	$0.11	(0.05)*
Net realized and unrealized gain (loss) on investments	$(0.77)	2.33
Total from investment operations	$(0.66)	2.28
Less distributions from:
Net investment income	$—	0.18
Net realized gains on investments	$0.68	0.16
Total distributions	$0.68	0.34
Net asset value, end of period	$10.37	11.71
Total Return(2)%	(5.84)	23.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2	3
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.40	2.17
Net expenses after expense waiver(3)(4)%	0.95 †	0.83
Net investment income (loss) after expense waiver(3)(4)%	0.86 †	(0.49)
Portfolio turnover rate %	131	413

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

55

ING LargeCap Growth Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$21.63	18.64		17.88		18.11	14.33
Income (loss) from investment operations:
Net investment income (loss)	$0.03	(0.11	)*	(0.10	)*	(0.07)	(0.10)
Net realized and unrealized gain on investments	$0.66	3.10		0.86		0.37	3.88
Total from investment operations	$0.69	2.99		0.76		0.30	3.78
Less distributions from:
Net investment income	$—	—		—		0.38	—
Return of capital	$—	—		—		0.15	—
Total distributions	$—	—		—		0.53	—
Net asset value, end of year	$22.32	21.63		18.64		17.88	18.11
Total Return(1)%	3.19	16.04		4.25		1.65	26.38

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$70,047	73,556		95,300		111,208	109,858
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.56	1.48		1.43		1.40	1.61
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	1.45	1.45		1.45		1.45	1.45
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	1.45	1.44		1.44		1.43	1.42
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)%	0.14	(0.57)		(0.55)		(0.49)	(0.82)
Portfolio turnover rate %	100	84		99		81	142

	Class B
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$20.70		17.95		17.33		17.57	13.99
Income (loss) from investment operations:
Net investment loss	$(0.11	)*	(0.23	)*	(0.22	)*	(0.24)	(0.21)
Net realized and unrealized gain on investments	$0.63		2.98		0.84		0.41	3.79
Total from investment operations	$0.52		2.75		0.62		0.17	3.58
Less distributions from:
Net investment income	$—		—		—		0.26	—
Return of capital	$—		—		—		0.15	—
Total distributions	$—		—		—		0.41	—
Net asset value, end of year	$21.22		20.70		17.95		17.33	17.57
Total Return(1)%	2.51		15.32		3.58		0.97	25.59

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$41,957		64,120		83,019		106,162	119,658
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	2.21		2.13		2.08		2.05	2.26
Net expenses after expense waiver/recoupment and prior to brokerage commission recapture(2)%	2.10		2.10		2.10		2.10	2.09
Net expenses after expense waiver/recoupment and brokerage commission recapture(2)%	2.10		2.09		2.09		2.08	2.07
Net investment loss after expense waiver/recoupment and brokerage commission recapture(2)%	(0.52)		(1.22)		(1.20)		(1.13)	(1.47)
Portfolio turnover rate %	100		84		99		81	142

(1)	Total return is calculated assuming reinvestment of all dividends and return of capital distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

56

ING LargeCap Growth Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$20.63	17.90		17.27		17.52	13.95
Income (loss) from investment operations:
Net investment loss	$(0.11)	(0.22	)*	(0.22	)*	(0.19)	(0.22)
Net realized and unrealized gain on investments	$0.63	2.95		0.85		0.36	3.79
Total from investment operations	$0.52	2.73		0.63		0.17	3.57
Less distributions from:
Net investment income	$—	—		—		0.27	—
Return of capital	$—	—		—		0.15	—
Total distributions	$—	—		—		0.42	—
Net asset value, end of year	$21.15	20.63		17.90		17.27	17.52
Total Return(1)%	2.52	15.25		3.65		0.92	25.59

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$30,435	34,843		43,089		52,355	53,976
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	2.21	2.13		2.08		2.05	2.26
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	2.10	2.10		2.10		2.10	2.09
Net expenses after expense waiver and brokerage commission recapture(2)%	2.10	2.09		2.09		2.08	2.07
Net investment loss after expense waiver and brokerage commission recapture(2)%	(0.51)	(1.22)		(1.20)		(1.13)	(1.47)
Portfolio turnover rate %	100	84		99		81	142

	Class I
	Year Ended May 31,
	2008		2007	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$22.56		19.35	18.47		18.69	14.71
Income (loss) from investment operations:
Net investment income (loss)	$0.02	*	(0.01)	(0.01	)*	0.02	(0.05)
Net realized and unrealized gain on investments	$0.80		3.22	0.89		0.37	4.03
Total from investment operations	$0.82		3.21	0.88		0.39	3.98
Less distributions from:
Net investment income	$—		—	—		0.46	—
Return of capital	$—		—	—		0.15	—
Total distribution	$—		—	—		0.61	—
Net asset value, end of year	$23.38		22.56	19.35		18.47	18.69
Total Return(1)%	3.63		16.59	4.76		2.07	27.06

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$19,048		79,265	66,319		38,841	36,504
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.10		1.01	0.97		0.94	1.10
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	0.99		0.98	0.98		0.99	0.94
Net expenses after expense waiver and brokerage commission recapture(2)%	0.99		0.96	0.98		0.97	0.91
Net investment income (loss) after expense waiver and brokerage commission recapture(2)%	0.07		(0.09)	(0.05)		(0.02)	(0.31)
Portfolio turnover rate %	100		84	99		81	142

(1)	Total return is calculated assuming reinvestment of all dividends and return of capital distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

57

ING LargeCap Growth Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class Q
	Year Ended May 31,
	2008	2007	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$22.30	19.17	18.35		18.58	14.66
Income (loss) from investment operations:
Net investment income (loss)	$0.09	(0.07)	(0.07	)*	(0.06)	(0.11)
Net realized and unrealized gain on investments	$0.66	3.20	0.89		0.40	4.03
Total from investment operations	$0.75	3.13	0.82		0.34	3.92
Less distributions from:
Net investment income	$—	—	—		0.42	—
Return of capital	$—	—	—		0.15	—
Total distributions	$—	—	—		0.57	—
Net asset value, end of year	$23.05	22.30	19.17		18.35	18.58
Total Return(1)%	3.36	16.33	4.47		1.81	26.74

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$920	1,081	1,051		2,037	6,035
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.35	1.26	1.22		1.19	1.32
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.24	1.23	1.24		1.24	1.17
Net expenses after expense waiver and brokerage commission recapture(2)%	1.24	1.22	1.23		1.22	1.14
Net investment income (loss) after expense waiver and brokerage commission recapture(2)%	0.35	(0.34)	(0.36)		(0.27)	(0.53)
Portfolio turnover rate %	100	84	99		81	142

(1)	Total return is calculated assuming reinvestment of all dividends and return of capital distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

58

ING MidCap Opportunities Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008		2007	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$17.88		15.18	13.01		12.06	10.12
Income (loss) from investment operations:
Net investment loss	$(0.11	)*	(0.11)	(0.13	)*	(0.16)	(0.06)
Net realized and unrealized gain on investments	$1.38		2.90	2.30		1.10	2.00
Total from investment operations	$1.27		2.79	2.17		0.94	1.94
Less distributions from:
Net realized gains on investments	$2.50		0.09	—		—	—
Total distributions	$2.50		0.09	—		—	—
Payment by affiliate	$—		—	—		0.01	—
Net asset value, end of year	$16.65		17.88	15.18		13.01	12.06
Total Return(1)%	7.41		18.49	16.68		7.88 †	19.17

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$133,765		117,178	122,820		118,668	133,363
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.75		1.84	1.82		1.71	1.70
Net expenses after expense waiver/recoupment(2)(3)%	1.29	**	1.25	1.39		1.64	1.59
Net investment loss after expense waiver/recoupment(2)(3)%	(0.66	)**	(0.66)	(0.90)		(1.15)	(1.06)
Portfolio turnover rate %	187		167	103		50	115

	Class B
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$16.79		14.37		12.41		11.59	9.80
Income (loss) from investment operations:
Net investment loss	$(0.23	)*	(0.21	)*	(0.23	)*	(0.27)	(0.06)
Net realized and unrealized gain on investments	$1.30		2.72		2.19		1.08	1.85
Total from investment operations	$1.07		2.51		1.96		0.81	1.79
Less distributions from:
Net realized gains on investments	$2.50		0.09		—		—	—
Total distributions	$2.50		0.09		—		—	—
Payment by affiliate	$—		—		—		0.01	—
Net asset value, end of year	$15.36		16.79		14.37		12.41	11.59
Total Return(1)%	6.64		17.58		15.79		7.08 †	18.27

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$53,959		86,240		107,722		139,100	191,288
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.45		2.54		2.52		2.41	2.40
Net expenses after expense waiver/recoupment(2)%	2.04	**	2.00		2.15		2.37	2.29
Net investment loss after expense waiver/recoupment(2)%	(1.44	)**	(1.41)		(1.66)		(1.87)	(1.69)
Portfolio turnover rate %	187		167		103		50	115

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3)	ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.

†	In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80% and 7.00% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

59

ING MidCap Opportunities Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$16.71		14.30		12.35		11.53	9.75
Income (loss) from investment operations:
Net investment loss	$(0.23)		(0.20	)*	(0.23	)*	(0.26)	(0.12)
Net realized and unrealized gain on investments	$1.29		2.70		2.18		1.07	1.90
Total from investment operations	$1.06		2.50		1.95		0.81	1.78
Less distributions from:
Net realized gains on investments	$2.50		0.09		—		—	—
Total distributions	$2.50		0.09		—		—	—
Payment by affiliate	$—		—		—		0.01	—
Net asset value, end of year	$15.27		16.71		14.30		12.35	11.53
Total Return(1)%	6.62		17.60		15.79		7.11 †	18.26

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$72,012		80,703		90,156		101,261	131,461
Ratios to average net assets:
Gross expenses prior to expense waiver %	2.45		2.54		2.52		2.41	2.40
Net expenses after expense waiver(2)%	2.04	**	2.00		2.15		2.37	2.29
Net investment loss after expense waiver(2)%	(1.42	)**	(1.41)		(1.66)		(1.88)	(1.80)
Portfolio turnover rate %	187		167		103		50	115

	Class I
	Year Ended May 31,
	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$18.51		15.64	13.35	12.33	10.33
Income (loss) from investment operations:
Net investment loss	$(0.03)		(0.03)	(0.07)	(0.09)	(0.09	)*
Net realized and unrealized gain on investments	$1.44		2.99	2.36	1.10	2.09
Total from investment operations	$1.41		2.96	2.29	1.01	2.00
Less distributions from:
Net realized gains on investments	$2.50		0.09	—	—	—
Total distributions	$2.50		0.09	—	—	—
Payment by affiliate	$—		—	—	0.01	—
Net asset value, end of year	$17.42		18.51	15.64	13.35	12.33
Total Return(1)%	7.94		19.03	17.15	8.27 †	19.36

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$6,608		4,253	3,376	3,000	2,614
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.26		1.33	1.34	1.27	1.31
Net expenses after expense waiver(2)%	0.85	**	0.79	0.97	1.22	1.17
Net investment loss after expense waiver(2)%	(0.21	)**	(0.20)	(0.48)	(0.72)	(0.81)
Portfolio turnover rate %	187		167	103	50	115

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.

†	In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.03% and 8.19% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

60

ING MidCap Opportunities Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class Q
	Year Ended May 31,
	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$18.14		15.36	13.15	12.17	10.19
Income (loss) from investment operations:
Net investment loss	$(0.08)		(0.07)	(0.11)	(0.13)	(0.10	)*
Net realized and unrealized gain on investments	$1.41		2.94	2.32	1.10	2.08
Total from investment operations	$1.33		2.87	2.21	0.97	1.98
Less distributions from:
Net realized gains on investments	$2.50		0.09	—	—	—
Total distributions	$2.50		0.09	—	—	—
Payment by affiliate	$—		—	—	0.01	—
Net asset value, end of year	$16.97		18.14	15.36	13.15	12.17
Total Return(1)%	7.65		18.79	16.81	8.05 †	19.43

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$5,743		5,429	4,805	4,753	4,898
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.51		1.58	1.60	1.52	1.56
Net expenses after expense waiver(2)%	1.10	**	1.04	1.22	1.47	1.45
Net investment loss after expense waiver(2)%	(0.48	)**	(0.45)	(0.73)	(0.98)	(1.00)
Portfolio turnover rate %	187		167	103	50	115

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.

†	In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.97% for Class Q.

See Accompanying Notes to Financial Statements

61

ING Opportunistic LargeCap Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				December 28,
	Year Ended			2005(1) to
	May 31,			May 31,
	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.16	10.02		10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.00)**	(0.01	)*	0.06
Net realized and unrealized gain (loss) on investments	$(0.99)	2.22		(0.04)
Total from investment operations	$(0.99)	2.21		0.02
Less distributions from:
Net investment income	$—	0.07		—
Net realized gains on investments	$0.68	—		—
Total distributions	$0.68	0.07		—
Net asset value, end of period	$10.49	12.16		10.02
Total Return(2)%	(8.65)	22.11		0.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,179	6,716		5,021
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.86	3.97		3.74
Net expenses after expense waiver(3)(4)%	1.25	1.25		1.25
Net investment income (loss) after expense waiver(3)(4)%	(0.02)	(0.08)		1.32
Portfolio turnover rate %	367	240		51

	Class B
				April 5,
	Year Ended			2006(1) to
	May 31,			May 31,
	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.09	10.01		10.65
Income (loss) from investment operations:
Net investment loss	$(0.09)*	(0.08	)*	(0.01)
Net realized and unrealized gain (loss) on investments	$(0.99)	2.21		(0.63)
Total from investment operations	$(1.08)	2.13		(0.64)
Less distributions from:
Net investment income	$—	0.05		—
Net realized gains on investments	$0.68	—		—
Total distributions	$0.68	0.05		—
Net asset value, end of period	$10.33	12.09		10.01
Total Return(2)%	(9.47)	21.35		(6.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,037	257		35
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.61	4.72		4.49
Net expenses after expense waiver(3)(4)%	2.00	2.00		2.00
Net investment loss after expense waiver(3)(4)%	(0.88)	(0.70)		(0.81)
Portfolio turnover rate %	367	240		51

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average shares outstanding throughout the period.

**	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

62

ING Opportunistic LargeCap Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
				April 27,
	Year Ended			2006(1) to
	May 31,			May 31,
	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.00	10.01		10.48
Income (loss) from investment operations:
Net investment loss	$(0.08)*	(0.08	)*	(0.01)
Net realized and unrealized gain (loss) on investments	$(0.98)	2.16		(0.46)
Total from investment operations	$(1.06)	2.08		(0.47)
Less distributions from:
Net investment income	$—	0.09		—
Net realized gains on investments	$0.68	—		—
Total distributions	$0.68	0.09		—
Net asset value, end of period	$10.26	12.00		10.01
Total Return(2)%	(9.37)	20.89		(4.58)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,192	112		10
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.61	4.72		4.54
Net expenses after expense waiver(3)(4)%	2.00	2.00		2.00
Net investment loss after expense waiver(3)(4)%	(0.74)	(0.75)		(0.74)
Portfolio turnover rate %	367	240		51

	Class I		Class W
		December 20,	December 17,
	Year Ended	2006(1) to	2007(1) to
	May 31,	May 31,	May 31,
	2008	2007	2008

Per Share Operating Performance:
Net asset value, beginning of period	$12.20	10.99	11.32
Income (loss) from investment operations:
Net investment income	$0.01	0.02 *	—
Net realized and unrealized gain (loss) on investments	$(0.98)	1.19	(0.80)
Total from investment operations	$(0.97)	1.21	(0.80)
Net realized gains on investments	$0.68	—	—
Total distributions	$0.68	—	—
Net asset value, end of period	$10.55	12.20	10.52
Total Return(2)%	(8.45)	11.01	(7.07)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,014	26	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.53	3.72	1.53
Net expenses after expense waiver(3)(4)%	0.92	1.00	0.92
Net investment income after expense waiver(3)(4)%	0.16	0.43	0.06
Portfolio turnover rate %	367	240	367

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

63

ING SmallCap Opportunities Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$34.67	29.23		24.37		22.53		18.16
Income (loss) from investment operations:
Net investment loss	$(0.13)	(0.26	)*	(0.31	)*	(0.31	)*	(0.37)
Net realized and unrealized gain (loss) on investments	$(0.47)	5.70		5.17		2.15		4.74
Total from investment operations	$(0.60)	5.44		4.86		1.84		4.37
Net asset value, end of year	$34.07	34.67		29.23		24.37		22.53
Total Return(1)%	(1.73)	18.61		19.94		8.17		24.06 †

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$84,888	88,436		89,328		93,821		105,890
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.83	1.83		1.85		1.74		1.74
Net expenses after expense waiver(2)(3)%	1.50 **	1.50		1.50		1.63		1.74
Net investment loss after expense waiver(2)(3)%	(0.40)**	(0.86)		(1.13)		(1.36)		(1.52)
Portfolio turnover rate %	112	78		87		62		60

	Class B
	Year Ended May 31,
	2008		2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$31.27		26.57		22.32		20.78		16.87
Income (loss) from investment operations:
Net investment loss	$(0.33	)*	(0.44	)*	(0.47	)*	(0.44	)*	(0.50)
Net realized and unrealized gain (loss) on investments	$(0.44)		5.14		4.72		1.98		4.41
Total from investment operations	$(0.77)		4.70		4.25		1.54		3.91
Net asset value, end of year	$30.50		31.27		26.57		22.32		20.78
Total Return(1)%	(2.46)		17.69		19.04		7.41		23.18 †

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$12,750		25,219		30,678		43,929		77,751
Ratios to average net assets:
Gross expenses prior to expense waiver %	2.53		2.53		2.55		2.44		2.44
Net expenses after expense waiver(3)%	2.25	**	2.25		2.25		2.35		2.44
Net investment loss after expense waiver(3)%	(1.10	)**	(1.61)		(1.88)		(2.10)		(2.07)
Portfolio turnover rate %	112		78		87		62		60

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of SmallCap Opportunities.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.

†	In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% and 0.06% impact on Class A and Class B total returns, respectively. Excluding the reimbursements, the total returns would have been 23.95% and 23.12%, for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

64

ING SmallCap Opportunities Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$31.21	26.51		22.27		20.73		16.83
Income (loss) from investment operations:
Net investment loss	$(0.37)	(0.44	)*	(0.47	)*	(0.44	)*	(0.49)
Net realized and unrealized gain (loss) on investments	$(0.41)	5.14		4.71		1.98		4.39
Total from investment operations	$(0.78)	4.70		4.24		1.54		3.90
Net asset value, end of year	$30.43	31.21		26.51		22.27		20.73
Total Return(1)%	(2.50)	17.73		19.04		7.43		23.17 †

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$28,896	34,951		39,174		43,603		57,140
Ratios to average net assets:
Gross expenses prior to expense waiver %	2.53	2.53		2.55		2.44		2.44
Net expenses after expense waiver(2)%	2.25 ††	2.25		2.25		2.35		2.44
Net investment loss after expense waiver(2)%	(1.14)††	(1.61)		(1.88)		(2.09)		(2.06)
Portfolio turnover rate %	112	78		87		62		60

	Class I
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$35.51		29.82		24.73		22.76	18.27
Income (loss) from investment operations:
Net investment income (loss)	$0.00	**	(0.13	)*	(0.18	)*	(0.21)	(0.23)
Net realized and unrealized gain (loss) on investments	$(0.46)		5.82		5.27		2.18	4.72
Total from investment operations	$(0.46)		5.69		5.09		1.97	4.49
Net asset value, end of year	$35.05		35.51		29.82		24.73	22.76
Total Return(1)%	(1.30)		19.08		20.58		8.66	24.58 †

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$7,198		4,186		2,727		13,359	11,526
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.34		1.34		1.34		1.28	1.31
Net expenses after expense waiver(2)%	1.06	††	1.06		1.04		1.17	1.31
Net investment income (loss) after expense waiver(2)%	0.00	††**	(0.42)		(0.65)		(0.91)	(1.37)
Portfolio turnover rate %	112		78		87		62	60

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or 0.005%.

†	In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.06% impact on Class C and Class I total returns. Excluding the reimbursements, the total returns would have been 23.11% and 24.52% for Class C and Class I, respectively.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

65

ING SmallCap Opportunities Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended May 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$35.05	29.50		24.54		22.64		18.22
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.21	)*	(0.26	)*	(0.27	)*	(0.29	)*
Net realized and unrealized gain (loss) on investments	$(0.47)	5.76		5.22		2.17		4.71
Total from investment operations	$(0.54)	5.55		4.96		1.90		4.42
Net asset value, end of year	$34.51	35.05		29.50		24.54		22.64
Total Return(1)%	(1.54)	18.81		20.21		8.39		24.26	†

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$135	150		186		243		463
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.59	1.59		1.59		1.56		1.57
Net expenses after expense waiver(2)%	1.31 **	1.31		1.30		1.45		1.57
Net investment loss after expense waiver(2)%	(0.21)**	(0.67)		(0.93)		(1.19)		(1.36)
Portfolio turnover rate %	112	78		87		62		60

Class W
December 17,
2007(1) to
May 31,
2008

Per Share Operating Performance:
Net asset value, beginning of period	$33.51
Income (loss) from investment operations:
Net investment loss	$(0.06)
Net realized and unrealized gain on investments	$1.54
Total from investment operations	$1.48
Net asset value, end of period	$34.99
Total Return(1)%	4.42

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.31
Net expenses after expense waiver(2)(3)%	1.03 **
Net investment loss after expense waiver(2)(3)%	(0.42)**
Portfolio turnover rate %	112

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.

†	In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% impact on Class Q total returns. Excluding the reimbursements, the total returns would have been 24.15%.

See Accompanying Notes to Financial Statements

66

ING Financial Services Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$24.88		23.23	22.21	22.03	19.24
Income (loss) from investment operations:
Net investment income	$0.26	*	0.24	0.23	0.16	0.09
Net realized and unrealized gain (loss) on investments	$(5.88)		4.02	3.00	1.58	3.60
Total from investment operations	$(5.62)		4.26	3.23	1.74	3.69
Less distributions from:
Net investment income	$0.28		0.26	0.22	0.08	0.08
Net realized gains from investments	$2.86		2.35	1.99	1.48	0.82
Total distributions	$3.14		2.61	2.21	1.56	0.90
Net asset value, end of year	$16.12		24.88	23.23	22.21	22.03
Total Return(1)%	(23.49)		18.80	14.71	7.97	19.57

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$166,165		254,699	215,382	182,802	193,392
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.46		1.32	1.29	1.27	1.41
Net expenses after expense waiver(2)%	1.36	**	1.22	1.19	1.17	1.41
Net investment income after expense waiver(2)%	1.31	**	0.99	0.99	0.69	0.40
Portfolio turnover rate %	37		36	26	27	35

		Class B
		Year Ended May 31,
		2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year		$24.51		22.86		21.87		21.79	19.12
Income (loss) from investment operations:
Net investment income (loss)		$0.10	*	0.05	*	0.05	*	(0.01)	(0.08)
Net realized and unrealized gain (loss) on investments		$(5.80)		3.95		2.95		1.57	3.57
Total from investment operations		$(5.70)		4.00		3.00		1.56	3.49
Less distributions from:
Net investment income		$0.02		—		0.02		—	—
Net realized gains from investments		$2.86		2.35		1.99		1.48	0.82
Total distributions		$2.88		2.35		2.01		1.48	0.82
Net asset value, end of year		$15.93		24.51		22.86		21.87	21.79
Total Return(1)%		(24.14)		17.89		13.81		7.21	18.60

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$13,940		33,007		63,738		106,874	127,364
Ratios to average net assets:
Expenses	%	2.11	**	1.97		1.94		1.92	2.16
Net investment income (loss)%		0.48	**	0.20		0.21		(0.06)	(0.36)
Portfolio turnover rate	%	37		36		26		27	35

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

67

ING Financial Services Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
							August 24,
							2004(1) to
	Year Ended May 31,						May 31,
	2008		2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$23.96		22.53		21.78		21.78
Income (loss) from investment operations:
Net investment income	$0.16	*	0.06	*	0.08	*	0.09
Net realized and unrealized gain (loss) on investments	$(5.68)		3.88		2.93		1.49
Total from investment operations	$(5.52)		3.94		3.01		1.58
Less distributions from:
Net investment income	$0.21		0.16		0.27		0.10
Net realized gains from investments	$2.86		2.35		1.99		1.48
Total distributions	$3.07		2.51		2.26		1.58
Net asset value, end of period	$15.37		23.96		22.53		21.78
Total Return(2)%	(24.02)		17.90		13.97		7.29

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,007		1,256		1,311		13
Ratios to average net assets:
Expenses(3)%	2.11	**	1.97		1.94		1.92
Net investment income(3)%	0.90	**	0.24		0.35		0.12
Portfolio turnover rate %	37		36		26		27

	Class O
						September 15,
						2004(1) to
	Year Ended May 31,					May 31,
	2008		2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$24.73		23.13		22.15	22.67
Income (loss) from investment operations:
Net investment income	$0.26	*	0.25	*	0.22	0.17
Net realized and unrealized gain (loss) on investments	$(5.84)		3.98		3.00	0.92
Total from investment operations	$(5.58)		4.23		3.22	1.09
Less distributions from:
Net investment income	$0.30		0.28		0.25	0.13
Net realized gains from investments	$2.86		2.35		1.99	1.48
Total distributions	$3.16		2.63		2.24	1.61
Net asset value, end of period	$15.99		24.73		23.13	22.15
Total Return(2)%	(23.51)		18.77		14.68	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$19,364		23,459		9,659	3,658
Ratios to average net assets:
Expenses(3)%	1.36	**	1.22		1.19	1.17
Net investment income(3)%	1.35	**	1.03		1.03	0.80
Portfolio turnover rate %	37		36		26	27

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

68

ING LargeCap Value Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
						February 2,
						2004(1) to
	Year Ended May 31,					May 31,
	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$12.47	10.31		10.23	9.65	10.00
Income (loss) from investment operations:
Net investment income	$0.13	0.07	**	0.10	0.05	0.01
Net realized and unrealized gain (loss) on investments	$(3.43)	2.70		0.64	0.69	(0.36)
Total from investment operations	$(3.30)	2.77		0.74	0.74	(0.35)
Less distributions from:
Net investment income	$0.09	0.06		0.09	0.08	—
Net realized gains on investments	$1.74	0.55		0.57	0.08	—
Total distributions	$1.83	0.61		0.66	0.16	—
Net asset value, end of period	$7.34	12.47		10.31	10.23	9.65
Total Return(2)%	(27.73)	27.32		7.65	7.64	(3.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,854	70,598		29,839	22,079	4,729
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.60	1.45		1.50	1.94	4.05
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.46	1.45		1.45	1.45	1.35
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.45	1.45		1.45	1.45	1.35
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	0.96	0.62		1.06	0.93	0.72
Portfolio turnover rate %	42	43		34	47	4

	Class B
						February 2,
						2004(1) to
	Year Ended May 31,					May 31,
	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$12.37	10.25	10.17	9.63		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.03	(0.02)	0.03	(0.00	)*	(0.00)*
Net realized and unrealized gain (loss) on investments	$(3.38)	2.69	0.63	0.65		(0.37)
Total from investment operations	$(3.35)	2.67	0.66	0.65		(0.37)
Less distributions from:
Net investment income	$0.00 *	—	0.01	0.03		—
Net realized gains on investments	$1.74	0.55	0.57	0.08		—
Total distributions	$1.74	0.55	0.58	0.11		—
Net asset value, end of period	$7.28	12.37	10.25	10.17		9.63
Total Return(2)%	(28.34)	26.42	6.81	6.78		(3.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,987	12,381	7,645	8,447		2,601
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.35	2.20	2.25	2.69		4.80
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.21	2.20	2.20	2.20		2.10
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.20	2.20	2.20	2.20		2.10
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.24	(0.13)	0.29	0.17		(0.07)
Portfolio turnover rate %	42	43	34	47		4

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005 or more than $(0.005).

**	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

69

ING LargeCap Value Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
						February 3,
						2004(1) to
	Year Ended May 31,					May 31,
	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$12.36	10.24	10.17	9.63		9.96
Income (loss) from investment operations:
Net investment income (loss)	$0.03	(0.03)	0.03	0.00	*	(0.00)*
Net realized and unrealized gain (loss) on investments	$(3.37)	2.70	0.62	0.65		(0.33)
Total from investment operations	$(3.34)	2.67	0.65	0.65		(0.33)
Less distributions from:
Net investment income	$0.02	—	0.01	0.03		—
Net realized gains on investments	$1.74	0.55	0.57	0.08		—
Total distributions	$1.76	0.55	0.58	0.11		—
Net asset value, end of period	$7.26	12.36	10.24	10.17		9.63
Total Return(2)%	(28.34)	26.45	6.79	6.76		(3.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,954	20,418	11,566	11,358		3,793
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.35	2.20	2.25	2.69		4.81
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.21	2.20	2.20	2.20		2.11
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.20	2.20	2.20	2.20		2.11
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.28	(0.13)	0.29	0.17		(0.03)
Portfolio turnover rate %	42	43	34	47		4

	Class I
					August 2,
					2004(1) to
	Year Ended May 31,				May 31,
	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.51	10.32		10.24	9.72
Income (loss) from investment operations:
Net investment income	$0.16	0.10	**	0.14	0.10
Net realized and unrealized gain (loss) on investments	$(3.45)	2.72		0.63	0.59
Total from investment operations	$(3.29)	2.82		0.77	0.69
Less distributions from:
Net investment income	$0.14	0.08		0.12	0.09
Net realized gains on investments	$1.74	0.55		0.57	0.08
Total distributions	$1.88	0.63		0.69	0.17
Net asset value, end of period	$7.34	12.51		10.32	10.24
Total Return(2)%	(27.59)	27.80		7.94	7.13

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,015	3,819		2,981	2,764
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.28	1.13		1.23	1.65
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.14	1.13		1.18	1.16
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.13	1.13		1.18	1.16
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	1.32	0.90		1.31	1.22
Portfolio turnover rate %	42	43		34	47

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005 or more than $(0.005).

**	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

70

ING SmallCap Value Multi-Manager Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
						February 1,
						2005(1) to
	Year Ended May 31,					May 31,
	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.36	12.48		9.57		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.06	0.05	**	(0.00	)* **	(0.00)*
Net realized and unrealized gain (loss) on investments	$(2.35)	2.15		3.04		(0.43)
Total from investment operations	$(2.29)	2.20		3.04		(0.43)
Less distributions from:
Net investment income	$0.05	0.02		0.05		—
Net realized gains from investments	$0.50	0.30		0.08		—
Total distributions	$0.55	0.32		0.13		—
Net asset value, end of period	$11.52	14.36		12.48		9.57
Total Return(2)%	(16.05)	17.82		31.90		(4.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,371	72,290		21,127		3,976
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.93	1.65		2.14		4.73
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.50	1.50		1.54		1.50
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.49	1.47		1.50		1.50
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.47	0.42		(0.01)		(0.18)
Portfolio turnover rate %	67	28		36		14

	Class B
					February 1,
					2005(1) to
	Year Ended May 31,				May 31,
	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.18	12.41		9.55	10.00
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.08	)**	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	$(2.32)	2.15		3.02	(0.44)
Total from investment operations	$(2.36)	2.07		2.94	(0.45)
Less distributions from:
Net investment income	$—	—		(0.00)*	—
Net realized gains from investments	$0.50	0.30		0.08	—
Total distributions	$0.50	0.30		0.08	—
Net asset value, end of period	$11.32	14.18		12.41	9.55
Total Return(2)%	(16.70)	16.86		30.91	(4.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,643	4,497		2,187	591
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.68	2.40		2.87	5.48
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.25	2.25		2.29	2.25
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.24	2.22		2.25	2.25
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(0.28)	(0.69)		(0.75)	(0.93)
Portfolio turnover rate %	67	28		36	14

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is more than $(0.005).

**	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

71

ING SmallCap Value Multi-Manager Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					February 2,
					2005(1) to
	Year Ended May 31,				May 31,
	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.19	12.42		9.56	10.05
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.06	)*	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	$(2.32)	2.13		3.03	(0.48)
Total from investment operations	$(2.36)	2.07		2.95	(0.49)
Less distributions from:
Net investment income	$—	—		0.01	—
Net realized gains from investments	$0.50	0.30		0.08	—
Total distributions	$0.50	0.30		0.09	—
Net asset value, end of period	$11.33	14.19		12.42	9.56
Total Return(2)%	(16.69)	16.85		30.97	(4.88)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,044	16,264		6,803	1,517
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.68	2.40		2.87	5.48
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.25	2.25		2.29	2.25
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.24	2.22		2.25	2.25
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(0.28)	(0.58)		(0.75)	(0.91)
Portfolio turnover rate %	67	28		36	14

	Class I			Class W
			June 9,	December 17,
	Year Ended		2005(1) to	2007(1) to
	May 31,		May 31,	May 31,
	2008	2007	2006	2008

Per Share Operating Performance:
Net asset value, beginning of period	$14.39	12.50	9.80	12.11
Income (loss) from investment operations:
Net investment income	$0.10 *	0.05	0.05 *	0.05
Net realized and unrealized gain (loss) on investments	$(2.35)	2.17	2.80	(0.07)
Total from investment operations	$(2.25)	2.22	2.85	(0.02)
Less distributions from:
Net investment income	$0.08	0.03	0.07	—
Net realized gains from investments	$0.50	0.30	0.08	—
Total distributions	$0.58	0.33	0.15	—
Net asset value, end of period	$11.56	14.39	12.50	12.09
Total Return(2)%	(15.72)	18.00	29.26	(0.17)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,864	9,930	3,333	1
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.58	1.34	1.75	1.53
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.15	1.19	1.15	1.10
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.14	1.16	1.11	1.09
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	0.81	0.40	0.42	0.96
Portfolio turnover rate %	67	28	36	67

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

72

ING Value Choice Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
						February 1,
						2005(1) to
	Year Ended May 31,					May 31,
	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$16.01	13.43		9.97		10.00
Income (loss) from investment operations:
Net investment income	$0.08	0.13	**	0.10	**	0.00 *
Net realized and unrealized gain (loss) on investments	$(0.30)	3.13		3.51		(0.03)
Total from investment operations	$(0.22)	3.26		3.61		(0.03)
Less distributions from:
Net investment income	$0.05	0.09		0.04		—
Net realized gains from investments	$0.96	0.59		0.11		—
Total distributions	$1.01	0.68		0.15		—
Net asset value, end of period	$14.78	16.01		13.43		9.97
Total Return(2)%	(1.32)	24.60		36.48		(0.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$233,062	216,598		39,931		3,598
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.65	1.59		1.86		4.95
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.44	1.50		1.51		1.50
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.43	1.49		1.50		1.50
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	0.59	0.90		0.84		0.23
Portfolio turnover rate %	74	35		27		10

	Class B
						February 1,
						2005(1) to
	Year Ended May 31,					May 31,
	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$15.89	13.35		9.95		10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	0.03	**	0.00	* **	(0.01)
Net realized and unrealized gain (loss) on investments	$(0.30)	3.10		3.52		(0.04)
Total from investment operations	$(0.33)	3.13		3.52		(0.05)
Less distributions from:
Net investment income	$—	—		0.01		—
Net realized gains from investments	$0.96	0.59		0.11		—
Total distributions	$0.96	0.59		0.12		—
Net asset value, end of period	$14.60	15.89		13.35		9.95
Total Return(2)%	(2.06)	23.69		35.54		(0.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$35,145	45,163		6,538		1,107
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.40	2.34		2.61		5.70
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.19	2.25		2.26		2.25
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.18	2.24		2.25		2.25
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	(0.19)	0.18		0.05		(0.48)
Portfolio turnover rate %	74	35		27		10

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005.

**	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

73

ING Value Choice Fund  (continued)
Financial Highlights

	Class C
						February 7,
						2005(1) to
	Year Ended May 31,					May 31,
	2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$15.88	13.34		9.94		9.94
Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	0.02	**	0.01	**	(0.00	)*
Net realized and unrealized gain (loss) on investments	$(0.30)	3.11		3.51		0.00	*
Total from investment operations	$(0.33)	3.13		3.52		0.00	*
Less distributions from:
Net investment income	$—	—		0.01		—
Net realized gains from investments	$0.96	0.59		0.11		—
Total distributions	$0.96	0.59		0.12		—
Net asset value, end of period	$14.59	15.88		13.34		9.94
Total Return(2)%	(2.06)	23.71		35.62		0.00	*

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$80,729	87,992		21,549		2,012
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.40	2.34		2.61		5.70
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.19	2.25		2.26		5.70
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.18	2.24		2.25		2.25
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	(0.18)	0.15		0.05		(0.42)
Portfolio turnover rate %	74	35		27		10

	Class I				Class W
				September 15,	December 17,
	Year Ended			2005(1) to	2007(1) to
	May 31,			May 31,	May 31,
	2008	2007		2006	2008

Per Share Operating Performance:
Net asset value, beginning of period	$16.12	13.43		11.18	15.70
Income (loss) from investment operations:
Net investment income	$0.18 **	0.30	**	0.14 **	0.07
Net realized and unrealized gain (loss) on investments	$(0.35)	3.02		2.28	0.17
Total from investment operations	$(0.17)	3.32		2.42	0.24
Less distributions from:
Net investment income	$0.08	0.04		0.06	—
Net realized gains from investments	$0.96	0.59		0.11	—
Total distributions	$1.04	0.63		0.17	—
Net asset value, end of period	$14.91	16.12		13.43	15.94
Total Return(2)%	(1.03)	24.99		21.87	1.53

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,824	758		6	2,655
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.28	1.27		2.11	1.28
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.07	1.18		1.63	1.07
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.06	1.17		1.61	1.06
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	1.18	2.00		1.58	1.32
Portfolio turnover rate %	74	35		27	74

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005 or 0.005% or more than $(0.005).

**	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

74

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Equity Trust (“IET” or the “Trust”), which is organized as an open-end investment management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-three separate active series. Eleven of which are discussed in this report: ING Real Estate Fund (“Real Estate”), ING Equity Dividend Fund (“Equity Dividend”), ING Fundamental Research Fund (“Fundamental Research”), ING LargeCap Growth Fund (“LargeCap Growth”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING Opportunistic LargeCap Fund (“Opportunistic LargeCap”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING Financial Services Fund (“Financial Services”), ING LargeCap Value Fund (“LargeCap Value”), ING SmallCap Value Multi-Manager Fund (“SmallCap Value Multi-Manager”) formerly, ING SmallCap Value Choice Fund and ING Value Choice Fund (“Value Choice”), (each, the “Fund” and collectively, the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class Q, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example,

75

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange.

Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

76

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.	Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. Certain Funds intend to limit their use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as

77

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Quarterly

Fundamental Research	Real Estate
LargeCap Growth	Equity Dividend
MidCap Opportunities
Opportunistic LargeCap
SmallCap Opportunities
Financial Services
LargeCap Value
SmallCap Value Multi-Manager
Value Choice

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Options Contracts. Each Fund, may purchase put and call options. Each Fund may write (sell) put options. Each Fund, except Financial Services may write covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Funds upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a

78

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.	Securities Lending. Each Fund has the option to temporarily loan securities representing up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

L.	Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M.	When-Issued and Delayed-Delivery Transactions. Each Fund may purchase or sell securities on a when-issued basis. Each Fund, except Financial Services, may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

N.	Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

O.
Swap Contracts. Certain Funds may enter into interest rate swaps, currency swaps and other

79

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap, if any, are recognized by marking-to-market the value of the swap and is recorded as an unrealized gain or loss on the Statements of Operations. Upfront payments made and/or received by the Fund, are recorded as an asset or liability on the Statements of Assets or Liabilities. Periodic payments made and/or received are recorded as a realized gain or loss on the Statements of Operations. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument.

P.	Indemnifications. In the normal course of business, IET may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2008, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Non U.S. Government
	Purchases	Sales

Real Estate	$411,843,356	$285,876,350
Equity Dividend	6,401,642	1,475,767
Fundamental Research	43,344,418	50,724,953
LargeCap Growth	200,501,809	298,912,025
MidCap Opportunities	505,202,237	549,841,930
Opportunistic LargeCap	126,396,312	90,858,194
SmallCap Opportunities	148,467,068	164,976,651
Financial Services	87,976,158	123,788,501
LargeCap Value	32,130,569	62,625,924
SmallCap Value Multi-Manager	52,731,543	68,185,288
Value Choice	270,892,878	231,262,334

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of
Average Net Assets

Real Estate	0.70%

Equity Dividend	0.65%

Fundamental Research	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% in excess of $1 billion

LargeCap Growth	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities(1)	0.75%

Opportunistic LargeCap	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% in excess of $1 billion

SmallCap Opportunities(2)	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million

Financial Services	1.00% on first $30 million; 0.75% on next $95 million; and 0.70% in excess of $125 million

LargeCap Value	0.90% on first $50 million; 0.85% on next $450 million; and 0.80% in excess of $500 million

SmallCap Value Multi-Manager	1.00% of the Fund’s average daily net assets managed by NWQ and Kayne; and 0.75% of the Fund’s average daily net assets managed by ING IM.
Value Choice(3)	0.90%

(1)	Effective January 1, 2008, the investment management fee for MidCap Opportunities was lowered from 1.00% on the first $500 million of assets; and 0.90% thereafter, to 0.75%.
(2)	Effective January 1, 2008, the investment management fee for SmallCap Opportunities was lowered from 1.00% of the first $100 million of assets; 0.90% of the next $150 million of assets; 0.80% of the next $250 million of assets; and 0.75% of assets in excess of $500 million, to 0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
(3)	Effective September 28, 2007, the management fee for Value Choice has been lowered from 1.00% to 0.90%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser

80

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

to, Equity Dividend, Fundamental Research, MidCap Opportunities, Opportunistic LargeCap, SmallCap Opportunities and Financial Services pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

ING Clarion Real Estate Securities L.P. (“ING CRES”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and ING CRES.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as Sub-Adviser to LargeCap Value pursuant to a sub-advisory agreement between the Investment Adviser and Brandes.

Wellington Management Company, LLP (“Wellington Management”), a registered investment adviser, serves as the Sub-Adviser to LargeCap Growth pursuant to a sub-advisory agreement between the Investment Adviser and Wellington Management.

NWQ Investment Management Company, LLC (“NWQ”), a registered investment adviser, serves as one of the Sub-Advisers to SmallCap Value Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and NWQ. Effective March 29, 2007, Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) serves as the second Sub-Adviser to SmallCap Value Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and Kayne. Effective March 29, 2007, ING IM serves as the third Sub-Adviser to SmallCap Value Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and ING IM.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund except Financial Services. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

Financial Services has entered into Shareholder Service Agreements with IFS whereby IFS will act as Shareholder Service Agent for the Fund. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

MidCap Opportunities, SmallCap Opportunities and Financial Services also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the year ended May 31, 2008, MidCap Opportunities, SmallCap Opportunities and Financial Services paid $229,775, $112,929 and $7,964, respectively, in shareholder servicing fees.

The Investment Adviser, ING IM, ING CRES, IFS and the ING Funds Distributor, LLC (“IFD” or the Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2008, Equity Dividend, Fundamental Research, MidCap Opportunities, Opportunistic LargeCap, SmallCap Opportunities and Financial Services waived $51, $413, $5,400, $668, $2,802 and $4,445, respectively, of such management fees. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a

81

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

		Classes B
	Class A	and C	Class O	Class Q

Real Estate	0.25%	1.00%	0.25%	0.25%
Equity Dividend	0.25%	1.00%	n/a	n/a
Fundamental Research	0.25%	1.00%	n/a	n/a
LargeCap Growth	0.35%	1.00%	n/a	0.25%
MidCap Opportunities(1)	0.30%	1.00%	n/a	0.25%
Opportunistic LargeCap	0.25%	1.00%	n/a	n/a
SmallCap Opportunities(1)	0.30%	1.00%	n/a	0.25%
Financial Services(1)	0.35%	1.00%	0.25%	n/a
LargeCap Value	0.25%	1.00%	n/a	n/a
SmallCap Value Multi-Manager	0.25%	1.00%	n/a	n/a
Value Choice	0.25%	1.00%	n/a	n/a

(1)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services through October 1, 2008. Effective January 1, 2008, ING Funds Distributor, LLC has also contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities and SmallCap Opportunities through December 31, 2008.

Presently, the Funds’ class-specific expenses include certain transfer agent fees and distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B and Class C shares. For the year ended May 31, 2008, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:	Shares	Shares

Real Estate	$6,492	n/a
Equity Dividend	85	n/a
Fundamental Research	1,145	n/a
LargeCap Growth	12,343	n/a
MidCap Opportunities	12,691	n/a
Opportunistic LargeCap	10,963	n/a
SmallCap Opportunities	5,165	n/a
Financial Services	27,593	n/a
LargeCap Value	19,492	n/a
SmallCap Value Multi-Manager	9,118	n/a
Value Choice	67,069	n/a

Contingent Deferred	Class A	Class C
Sales Charges:	Shares	Shares

Real Estate	$14,072	$1,083
Equity Dividend	—	—
Fundamental Research	9	480
LargeCap Growth	439	454
MidCap Opportunities	284	2,578
Opportunistic LargeCap	347	1,131
SmallCap Opportunities	326	175
Financial Services	14,094	667
LargeCap Value	11,793	3,203
SmallCap Value Multi-Manager	404	2,175
Value Choice	6,117	6,526

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Fund	Fees	Fees	Fees	Total

Real Estate	$270,416	$38,630	$35,300	$344,346
Equity Dividend	2,690	414	1,047	4,151
Fundamental Research	17,133	2,449	15,616	35,198
LargeCap Growth	102,641	13,685	81,884	198,210
MidCap Opportunities	169,911	22,730	134,781	327,422
Opportunistic LargeCap	24,767	3,539	12,561	40,867
SmallCap Opportunities	99,660	11,097	52,292	163,049
Financial Services	135,013	—	55,855	190,868
LargeCap Value	37,506	4,169	22,605	64,280
SmallCap Value Multi-Manager	52,816	5,552	19,097	77,465
Value Choice	262,098	29,121	87,699	378,918

At May 31, 2008, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company (“ILIAC”) — Real Estate (17.10)%; Equity Dividend (98.90)%; Fundamental Research (11.59)%; SmallCap Value Multi-Manager (12.91)%; and Opportunistic LargeCap (14.85)%.

ING National Trust — Real Estate (10.27)%; LargeCap Growth (5.20)%; and Opportunistic LargeCap (18.59)%.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2008, Equity Dividend had the following payable included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

	Accrued
Fund	Expenses	Amount

Equity Dividend	Accrued Offering	$27,630

NOTE 8 — EXPENSE LIMITATIONS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage and extraordinary expenses (and

82

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 8 — EXPENSE LIMITATIONS (continued)

acquired fund fees and expenses) to the levels listed below:

	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	O	Q	W

Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.45%	1.20%
Equity Dividend	1.25%	2.00%	2.00%	1.00%	n/a	n/a	n/a
Fundamental Research	1.25%	2.00%	2.00%	1.00%	n/a	n/a	n/a
LargeCap Growth	1.45%	2.10%	2.10%	1.10%	n/a	1.35%	n/a
MidCap Opportunities(1)(2)	1.75%	2.45%	2.45%	1.45%	1.70% (3)	1.60%	n/a
Opportunistic LargeCap	1.25%	2.00%	2.00%	1.00%	n/a	n/a	1.00%
LargeCap Value	1.45%	2.20%	2.20%	1.20%	n/a	n/a	1.20%
SmallCap Value Multi-Manager	1.50%	2.25%	2.25%	1.25%	n/a	n/a	1.25%
Value Choice(4)	1.40%	2.15%	2.15%	1.15%	1.40%	n/a	1.15%

(1)	Effective January 1, 2008, pursuant to a side agreement, ING Investments has lowered the expense limits for MidCap Opportunities through at least October 1, 2009. Effective December 17, 2007, pursuant to a side agreement, ING Investments has implemented expense limits for SmallCap Opportunities through at least October 1, 2009. The expense limits for these Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q	Class W

MidCap Opportunities	1.35%	2.10%	2.10%	1.10%	1.35%	n/a
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%	1.25%

If, after October 1, 2009, ING Investments elects not to renew the side agreement, the expense limits for MidCap Opportunities will revert to the limits listed in the table above. For SmallCap Opportunities, the Fund will no longer have an expense limitation. There is no guarantee that these side agreements will continue after that date. The side agreements will only renew if ING Investments elects to renew them. Any fees waived pursuant to the side agreements shall not be eligible for recoupment.

(2)	For the period of January 1, 2007 through December 31, 2007, pursuant to a side agreement, the expense limits were 1.25%, 2.00%, 2.00%,1.00%, and 1.25% for Class A, Class B, Class C, Class I and Class Q, respectively.
(3)	Effective May 30, 2008, pursuant to a side agreement, ING Investments has lowered the expense limit for Class O Shares of MidCap Opportunities to 1.35% through October 1, 2009. There is no guarantee that this side agreement will continue after that date. This side letter will only renew if ING Investments elects to renew it.
(4)	Prior to September 28, 2007, the expense limits for Value Choice were 1.50%, 2.25%, 2.25% and 1.25% for Class A, Class B, Class C and Class I, respectively.

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

At May 31, 2008, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2009	2010	2011	Total

Real Estate	$—	$—	$116,257	$116,257
Equity Dividend	—	—	48,535	48,535
Fundamental Research	54,329	184,834	152,545	391,708
LargeCap Growth	—	80,629	216,988	297,617
Opportunistic LargeCap	54,209	152,890	156,230	363,329
LargeCap Value	25,366	1,297	104,538	131,201
SmallCap Value Multi-Manager	105,501	96,620	341,375	543,496
Value Choice	113,048	136,048	378,069	627,165

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon Corporation for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended May 31, 2008:

		Approximate	Approximate
		Average	Weighted
		Daily	Average
		Balance For	Interest Rate
	Days	Days	For Days
Fund	Utilized	Utilized	Utilized

Real Estate	10	$3,283,000	5.61%
MidCap Opportunities	4	1,425,000	5.50
Opportunistic LargeCap	3	960,000	4.84
LargeCap Value	36	2,115,278	4.63
Value Choice	17	785,294	5.28

83

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Real Estate (Number of Shares)
Shares sold	1,324,058	3,223,010	23,527	74,104
Reinvestment of distributions	925,624	696,070	27,477	23,757
Shares redeemed	(3,722,659)	(1,602,228)	(158,719)	(76,239)

Net increase (decrease) in shares outstanding	(1,472,977)	2,316,852	(107,715)	21,622

Real Estate ($)
Shares sold	$19,932,978	$62,045,801	$356,943	$1,412,883
Reinvestment of distributions	13,096,597	13,127,728	386,259	449,040
Shares redeemed	(59,779,140)	(30,457,524)	(2,516,175)	(1,462,600)

Net increase (decrease)	$(26,749,565)	$44,716,005	$(1,772,973)	$399,323

	Class C		Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Real Estate (Number of Shares)
Shares sold	54,963	114,358	15,380,319	2,318,757
Reinvestment of distributions	20,178	14,522	963,629	642,352
Shares redeemed	(115,332)	(65,626)	(3,299,165)	(3,101,509)

Net increase (decrease) in shares outstanding	(40,191)	63,254	13,044,783	(140,400)

Real Estate ($)
Shares sold	$869,764	$2,288,038	$241,311,987	$47,677,356
Reinvestment of distributions	293,679	284,029	14,491,855	12,761,645
Shares redeemed	(1,913,675)	(1,318,987)	(55,810,630)	(63,308,854)

Net increase (decrease)	$(750,232)	$1,253,080	$199,993,212	$(2,869,853)

	Class O		Class W
			December 17,
	Year Ended	Year Ended	2007(1) to
	May 31,	May 31,	May 31,
	2008	2007	2008

Real Estate (Number of Shares)
Shares sold	660,305	2,245,758	3,965
Reinvestment of distributions	302,259	193,500	—
Shares redeemed	(1,356,876)	(1,428,905)	—

Net increase (decrease) in shares outstanding	(394,312)	1,010,353	3,965

Real Estate ($)
Shares sold	$10,348,167	$43,422,740	$70,238
Reinvestment of distributions	4,269,459	3,648,487	—
Shares redeemed	(21,807,574)	(27,030,468)	—

Net increase (decrease)	$(7,189,948)	$20,040,759	$70,238

(1)	Commencement of operations

84

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A	Class B	Class C
	December 18,	February 20,	February 19,
	2007(1) to	2008(1) to	2008(1) to
	May 31,	May 31,	May 31,
	2008	2008	2008

Equity Dividend (Number of Shares)
Shares sold	503,657	950	927
Reinvestment of distributions	7	1	—

Net increase in shares outstanding	503,664	951	927

Equity Dividend ($)
Shares sold	$5,034,221	$9,074	$8,776
Reinvestment of distributions	61	6	—

Net increase	$5,034,282	$9,080	$8,776

	Class A		Class B
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Fundamental Research (Number of Shares)
Shares sold	563,869	234,079	27,222	8,586
Proceeds from shares issued from merger	—	560,516	—	1,941,926
Reinvestment of distributions	39,512	260	46,079	139
Shares redeemed	(303,317)	(256,801)	(880,070)	(347,392)

Net increase (decrease) in shares outstanding	300,064	538,054	(806,769)	1,603,259

Fundamental Research ($)
Shares sold	$6,369,326	$2,610,888	$290,199	$92,641
Proceeds from shares issued from merger	—	5,962,002	—	20,513,179
Reinvestment of distributions	424,701	2,837	489,194	1,510
Shares redeemed	(3,259,222)	(2,912,080)	(9,612,019)	(3,853,979)

Net increase (decrease)	$3,534,805	$5,663,647	$(8,832,626)	$16,753,351

	Class C		Class I
				July 18,
	Year Ended	Year Ended	Year Ended	2006(1) to
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Fundamental Research (Number of Shares)
Shares sold	43,121	16,166	28	180
Proceeds from shares issued from merger	—	803,331	—	94
Reinvestment of distributions	21,385	261	13	5
Shares redeemed	(190,486)	(91,328)	(93)	—

Net increase (decrease) in shares outstanding	(125,980)	728,430	(52)	279

Fundamental Research ($)
Shares sold	$486,814	$173,508	$300	$1,762
Proceeds from shares issued from merger	—	8,508,265	—	1,003
Reinvestment of distributions	227,752	2,996	135	56
Shares redeemed	(2,099,937)	(1,017,834)	(951)	—

Net increase (decrease)	$(1,385,371)	$7,666,935	$(516)	$2,821

(1)	Commencement of operations

85

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

LargeCap Growth (Number of Shares)
Shares sold	826,568	723,334	146,055	118,506
Shares redeemed	(1,088,982)	(2,434,945)	(1,266,621)	(1,644,132)

Net decrease in shares outstanding	(262,414)	(1,711,611)	(1,120,566)	(1,525,626)

LargeCap Growth ($)
Shares sold	$18,074,563	$14,010,050	$3,071,720	$2,176,900
Shares redeemed	(23,415,848)	(46,921,853)	(26,211,332)	(30,706,442)

Net decrease	$(5,341,285)	$(32,911,803)	$(23,139,612)	$(28,529,542)

	Class C		Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

LargeCap Growth (Number of Shares)
Shares sold	137,773	123,561	493,737	685,577
Shares redeemed	(387,603)	(842,107)	(3,192,463)	(598,961)

Net increase (decrease) in shares outstanding	(249,830)	(718,546)	(2,698,726)	86,616

LargeCap Growth ($)
Shares sold	$2,887,537	$2,262,797	$11,100,383	$14,107,211
Shares redeemed	(8,000,822)	(15,708,757)	(76,333,654)	(12,221,535)

Net increase (decrease)	$(5,113,285)	$(13,445,960)	$(65,233,271)	$1,885,676

	Class Q
	Year Ended	Year Ended
	May 31,	May 31,
	2008	2007

LargeCap Growth (Number of Shares)
Shares sold	1,507	2,896
Shares redeemed	(10,066)	(9,248)

Net decrease in shares outstanding	(8,559)	(6,352)

LargeCap Growth ($)
Shares sold	$33,764	$54,895
Shares redeemed	(223,661)	(192,790)

Net decrease	$(189,897)	$(137,895)

	Class A		Class B
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

MidCap Opportunities (Number of Shares)
Shares sold	2,410,277	671,215	237,278	115,781
Reinvestment of distributions	707,955	30,308	552,640	29,286
Shares redeemed	(1,638,051)	(2,241,102)	(2,412,088)	(2,507,576)

Net increase (decrease) in shares outstanding	1,480,181	(1,539,579)	(1,622,170)	(2,362,509)

MidCap Opportunities ($)
Shares sold	$39,933,251	$10,379,661	$3,742,888	$1,691,228
Reinvestment of distributions	11,509,446	476,439	8,322,752	434,020
Shares redeemed	(27,763,598)	(34,682,810)	(37,877,571)	(36,529,289)

Net increase (decrease)	$23,679,099	$(23,826,710)	$(25,811,931)	$(34,404,041)

86

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

MidCap Opportunities (Number of Shares)
Shares sold	436,698	72,198	190,845	94,480
Reinvestment of distributions	366,133	17,449	32,858	1,218
Shares redeemed	(917,602)	(1,566,343)	(74,019)	(81,842)

Net increase (decrease) in shares outstanding	(114,771)	(1,476,696)	149,684	13,856

MidCap Opportunities ($)
Shares sold	$6,677,014	$1,060,445	$3,159,262	$1,530,683
Reinvestment of distributions	5,481,005	257,194	557,923	19,778
Shares redeemed	(14,414,596)	(22,794,402)	(1,308,683)	(1,329,502)

Net increase (decrease)	$(2,256,577)	$(21,476,763)	$2,408,502	$220,959

	Class Q
	Year Ended	Year Ended
	May 31,	May 31,
	2008	2007

MidCap Opportunities (Number of Shares)
Shares sold	5,828	782
Reinvestment of distributions	44,201	1,782
Shares redeemed	(10,911)	(16,010)

Net increase (decrease) in shares outstanding	39,118	(13,446)

MidCap Opportunities ($)
Shares sold	$111,671	$12,097
Reinvestment of distributions	731,971	28,392
Shares redeemed	(182,902)	(257,701)

Net increase (decrease)	$660,740	$(217,212)

	Class A		Class B
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Opportunistic LargeCap (Number of Shares)
Shares sold	484,421	55,634	38,308	18,167
Proceeds from shares issued from merger	2,453,102	—	522,532	—
Reinvestment of distributions	13,187	17	2,287	11
Shares redeemed	(529,652)	(4,443)	(96,840)	(380)

Net increase in shares outstanding	2,421,058	51,208	466,287	17,798

Opportunistic LargeCap ($)
Shares sold	$5,489,189	$648,391	$434,033	$206,099
Proceeds from shares issued from merger	28,653,272	—	6,036,114	—
Reinvestment of distributions	151,360	186	26,112	116
Shares redeemed	(5,653,655)	(47,910)	(994,628)	(4,316)

Net increase	$28,640,166	$600,667	$5,501,631	$201,899

87

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class I		Class W
				December 20,	December 17,
	Year Ended	Year Ended	Year Ended	2006(1) to	2007(1) to
	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008

Opportunistic LargeCap (Number of Shares)
Shares sold	88,203	13,163	15,951	2,161	90
Proceeds from shares issued from merger	172,834	—	419,968	—	—
Reinvestment of distributions	2,395	52	65	—	—
Shares redeemed	(59,140)	(4,869)	(57,562)	—	—

Net increase in shares outstanding	204,292	8,346	378,422	2,161	90

Opportunistic LargeCap ($)
Shares sold	$983,122	$148,827	$171,558	$24,794	$1,015
Proceeds from shares issued from merger	1,981,825	—	4,926,076	—	—
Reinvestment of distributions	27,141	563	807	—	—
Shares redeemed	(604,763)	(53,366)	(592,665)	—	—

Net increase	$2,387,325	$96,024	$4,505,776	$24,794	$1,015

	Class A		Class B
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

SmallCap Opportunities (Number of Shares)
Shares sold	519,714	367,632	20,142	27,235
Shares redeemed	(579,329)	(872,079)	(408,452)	(375,323)

Net decrease in shares outstanding	(59,615)	(504,447)	(388,310)	(348,088)

SmallCap Opportunities ($)
Shares sold	$16,687,051	$11,237,459	$606,668	$755,509
Shares redeemed	(19,152,998)	(26,367,422)	(12,024,385)	(10,250,444)

Net decrease	$(2,465,947)	$(15,129,963)	$(11,417,717)	$(9,494,935)

	Class C		Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

SmallCap Opportunities (Number of Shares)
Shares sold	15,127	14,310	112,639	59,121
Shares redeemed	(185,640)	(371,735)	(25,182)	(32,707)

Net increase (decrease) in shares outstanding	(170,513)	(357,425)	87,457	26,414

SmallCap Opportunities ($)
Shares sold	$458,090	$387,389	$3,590,543	$1,864,607
Shares redeemed	(5,471,650)	(10,148,107)	(848,138)	(1,028,775)

Net increase (decrease)	$(5,013,560)	$(9,760,718)	$2,742,405	$835,832

	Class Q		Class W
			December 17,
	Year Ended	Year Ended	2007(1) to
	May 31,	May 31,	May 31,
	2008	2007	2008

SmallCap Opportunities (Number of Shares)
Shares sold	—	27	31
Shares redeemed	(365)	(2,036)	—

Net increase (decrease) in shares outstanding	(365)	(2,009)	31

SmallCap Opportunities ($)
Shares sold	$—	$921	$1,040
Shares redeemed	(11,934)	(67,473)	—

Net increase (decrease)	$(11,934)	$(66,552)	$1,040

(1)	Commencement of operations

88

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Financial Services (Number of Shares)
Shares sold	1,082,742	1,713,834	137,142	100,184
Reinvestment of distributions	1,289,937	787,598	134,927	128,322
Shares redeemed	(2,302,051)	(1,534,106)	(744,112)	(1,669,741)

Net increase (decrease) in shares outstanding	70,628	967,326	(472,043)	(1,441,235)

Financial Services ($)
Shares sold	$19,887,619	$41,313,894	$2,437,762	$2,382,661
Reinvestment of distributions	22,421,065	18,792,081	2,328,473	3,027,109
Shares redeemed	(44,893,658)	(37,123,257)	(14,570,566)	(39,488,815)

Net increase (decrease)	$(2,584,974)	$22,982,718	$(9,804,331)	$(34,079,045)

	Class C		Class O
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Financial Services (Number of Shares)
Shares sold	224,303	29,910	648,222	785,354
Reinvestment of distributions	14,965	7,373	164,467	60,884
Shares redeemed	(31,059)	(43,052)	(550,449)	(315,333)

Net increase (decrease) in shares outstanding	208,209	(5,769)	262,240	530,905

Financial Services ($)
Shares sold	$3,784,111	$700,932	$12,441,176	$18,962,610
Reinvestment of distributions	248,718	170,027	2,838,784	1,444,768
Shares redeemed	(560,170)	(979,254)	(10,935,554)	(7,565,333)

Net increase (decrease)	$3,472,659	$(108,295)	$4,344,406	$12,842,045

	Class A		Class B
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

LargeCap Value (Number of Shares)
Shares sold	2,684,252	5,756,297	108,611	489,852
Reinvestment of distributions	638,525	186,412	171,154	35,531
Shares redeemed	(5,460,731)	(3,176,836)	(457,968)	(270,308)

Net increase (decrease) in shares outstanding	(2,137,954)	2,765,873	(178,203)	255,075

LargeCap Value ($)
Shares sold	$24,695,926	$66,369,473	$1,092,731	$5,608,611
Reinvestment of distributions	5,123,844	2,158,711	1,369,231	409,674
Shares redeemed	(50,696,073)	(37,189,846)	(4,134,208)	(3,112,544)

Net increase (decrease)	$(20,876,303)	$31,338,338	$(1,672,246)	$2,905,741

	Class C		Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

LargeCap Value (Number of Shares)
Shares sold	494,778	679,531	—	351,142
Reinvestment of distributions	289,616	50,145	53,954	34,750
Shares redeemed	(652,272)	(206,919)	(84,763)	(369,539)

Net increase (decrease) in shares outstanding	132,122	522,757	(30,809)	16,353

LargeCap Value ($)
Shares sold	$4,791,970	$7,846,566	$—	$4,012,000
Reinvestment of distributions	2,311,134	577,666	432,710	403,101
Shares redeemed	(5,740,509)	(2,363,569)	(871,914)	(4,384,392)

Net increase (decrease)	$1,362,595	$6,060,663	$(439,204)	$30,709

89

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

SmallCap Value Multi-Manager (Number of Shares)
Shares sold	1,135,287	4,325,398	38,364	176,697
Reinvestment of distributions	129,813	66,321	9,604	5,413
Shares redeemed	(2,533,526)	(1,050,481)	(131,610)	(41,168)

Net increase (decrease) in shares outstanding	(1,268,426)	3,341,238	(83,642)	140,942

SmallCap Value Multi-Manager ($)
Shares sold	$14,114,221	$56,208,126	$474,146	$2,232,398
Reinvestment of distributions	1,526,603	868,818	111,309	70,365
Shares redeemed	(30,707,238)	(13,778,960)	(1,580,551)	(523,315)

Net increase (decrease)	$(15,066,414)	$43,297,984	$(995,096)	$1,779,448

	Class C		Class I		Class W
					December 17,
	Year Ended	Year Ended	Year Ended	Year Ended	2007(1) to
	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008

SmallCap Value Multi-Manager (Number of Shares)
Shares sold	179,958	704,194	502,119	612,833	84
Reinvestment of distributions	30,257	14,300	35,514	15,107	—
Shares redeemed	(558,033)	(120,465)	(288,083)	(204,734)	—

Net increase (decrease) in shares outstanding	(347,818)	598,029	249,550	423,206	84

SmallCap Value Multi-Manager ($)
Shares sold	$2,302,952	$9,005,124	$6,134,465	$7,593,270	$1,017
Reinvestment of distributions	351,289	185,897	418,355	198,355	—
Shares redeemed	(6,497,270)	(1,569,159)	(3,400,606)	(2,714,024)	—

Net increase (decrease)	$(3,843,029)	$7,621,862	$3,152,214	$5,077,601	$1,017

	Class A		Class B
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Value Choice (Number of Shares)
Shares sold	7,071,032	9,285,605	284,568	421,557
Proceeds from shares issued from merger	—	3,279,640	—	2,087,296
Reinvestment of distributions	770,682	331,991	133,503	21,657
Shares redeemed	(5,601,008)	(2,340,211)	(853,078)	(178,211)

Net increase (decrease) in shares outstanding	2,240,706	10,557,025	(435,007)	2,352,299

Value Choice ($)
Shares sold	$105,939,612	$133,614,986	$4,183,110	$5,996,679
Proceeds from shares issued from merger	—	51,976,387	—	32,842,795
Reinvestment of distributions	11,343,644	5,073,381	1,947,802	329,278
Shares redeemed	(85,076,808)	(34,763,155)	(12,932,960)	(2,655,094)

Net increase (decrease)	$32,206,448	$155,901,599	$(6,802,048)	$36,513,658

(1)	Commencement of operations

90

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class I		Class W
					December 17,
	Year Ended	Year Ended	Year Ended	Year Ended	2007(1) to
	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008

Value Choice (Number of Shares)
Shares sold	1,315,720	1,907,670	239,167	733	191,425
Proceeds from shares issued from merger	—	2,248,538	—	45,769	—
Reinvestment of distributions	261,267	87,238	2,057	46	—
Shares redeemed	(1,585,079)	(316,307)	(31,821)	—	(24,864)

Net increase (decrease) in shares outstanding	(8,092)	3,927,139	209,403	46,548	166,561

Value Choice ($)
Shares sold	$19,589,928	$27,200,961	$3,421,125	$10,463	$2,998,177
Proceeds from shares issued from merger	—	35,344,608	—	730,618	—
Reinvestment of distributions	3,809,273	1,326,113	30,529	709	—
Shares redeemed	(24,159,007)	(4,663,261)	(493,950)	—	(388,330)

Net increase (decrease)	$(759,806)	$59,208,421	$2,957,704	$741,790	$2,609,847

(1)	Commencement of operations

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation (“BNY”), the Funds except, Financial Services, can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2008, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
Fund Name	Loaned	Collateral

LargeCap Growth	$32,701,263	$33,099,000
MidCap Opportunities	66,657,653	67,882,000
SmallCap Opportunities	30,812,126	31,678,000
LargeCap Value Fund	11,946,267	12,533,000
SmallCap Value Multi-Manager	11,066,016	11,327,000
Value Choice	83,834,387	86,692,000

NOTE 12 — REORGANIZATIONS

On December 9, 2007, Opportunistic LargeCap (“Acquiring Fund”) acquired the assets and certain liabilities of ING Growth Fund (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 10 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date is as follows:

Acquired Fund
				Acquired	Unrealized
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Capital Loss	Appreciation/	Conversion
Fund	Fund	Acquired Fund (000s)	Acquiring Fund (000s)	Carryforwards (000s)	Depreciation (000s)	Ratio

Opportunistic LargeCap	ING Growth Fund	$41,597	$10,033	$103,618	$955	1.38

The net assets of Opportunistic LargeCap after the acquisition were $51,630,014.

91

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 12 — REORGANIZATIONS (continued)

On March 4, 2007, Fundamental Research and on May 28, 2007, Value Choice, each as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING Disciplined LargeCap Fund, and ING MidCap Value Fund and ING SmallCap Value Fund, respectively, also listed below (“Acquired Fund”), in tax-free reorganizations in exchange for shares of the Acquiring Fund, pursuant to the plans of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Funds are presented in Note 10 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

				Acquired	Acquired Fund
				Capital Loss	Unrealized
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Carryforwards	Appreciation/	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	(Depreciation) (000’s)	Ratio

Fundamental Research	ING Disciplined LargeCap Fund	$34,984	$5,686	$39,222	$2,927	1.02
Value Choice	ING MidCap Value Fund	74,983	226,833	2,482	(567)	0.65
Value Choice	ING SmallCap Value Fund	45,911	226,833	5,768	(2,863)	0.72

The net assets of Fundamental Research and Value Choice after the acquisition were $40,670,457 and $347,727,168, respectively.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2008:

			Accumulated
	Paid-in	Undistributed Net	Net Realized
	Capital	Investment Income	Gains/(Losses)

Real Estate(1)	$—	$(222,125)	$222,125
Equity Dividend	(3,855)	2,931	924
Fundamental Research	—	(3,239)	3,239
LargeCap Growth	(270,802)	284,326	(13,524)
MidCap Opportunities	(17,273,773)	2,924,046	14,349,727
Opportunistic LargeCap	(63,033,278)	34,504	62,998,774
SmallCap Opportunities	(915,239)	884,171	31,068
Financial Services	—	(48,622)	48,622
LargeCap Value	—	(3,027)	3,027
SmallCap Value Multi-Manager	—	(19,291)	19,291
Value Choice	6,306,050	—	(6,306,050)

(1) As of the Fund’s tax year ended December 31, 2007.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

92

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2008			Year Ended May 31, 2007
	Ordinary	Long-Term	Return	Ordinary	Long-Term
	Income	Capital Gains	of Capital	Income	Capital Gains

Real Estate(1)	$3,979,201	$27,582,730	$2,303,185	$8,847,739	$23,739,362
Equity Dividend	37,971	—	—	—	—
Fundamental Research	172,103	1,873,438	—	154,382	2,689
MidCap Opportunities	7,085,091	31,794,473	—	—	1,815,533
Opportunistic LargeCap	292,973	280,621	—	35,610	—
Financial Services	4,521,625	31,002,416	—	5,412,872	25,390,501
LargeCap Value	3,391,356	9,185,886	—	1,679,830	3,584,120
SmallCap Value Multi-Manager	1,637,019	1,841,312	—	1,251,568	390,423
Value Choice	4,868,057	15,768,830	—	5,763,247	2,502,438

(1) Composition of dividends and distributions presented herein is based on the Fund’s tax year-ends of December 31, 2007 and 2006.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2008 were:

		Undistributed		Post-October	Post-October
	Undistributed	Long Term	Unrealized	Capital	Currency
	Ordinary	Capital	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	Gains	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

Real Estate(1)	$—	$—	$46,092,242	$(1,588,854)	$—	$—	—
Equity Dividend	20,192	—	(130,200)	(71,618)	(321)	—	—
Fundamental Research	36,528	—	1,911,395	(1,478,517)	(269)	$(6,039,277)	2009
						(24,371,998)	2010
						(6,531,057)	2011

						$(36,942,332)

LargeCap Growth	—	—	25,475,130	—	(7,570)	$(45,269,843)	2009
						(137,806,249)	2010
						(117,098,211)	2011
						(1,005,295)	2013

						$(301,179,598)

MidCap Opportunities	—	1,819,520	20,581,720	—	(319)	$(36,440,019)	2009
						(21,217,297)	2010
						(9,824,346)	2011

						$(67,481,662)*

Opportunistic LargeCap	—	—	2,432,054	(6,028,334)	—	$(10,310,428)	2009
						(30,311,320)	2010

						$(40,621,748)

SmallCap Opportunities	—	—	8,670,473	—	—	$(48,878,313)	2010
						(167,319,500)	2011

						$(216,197,813)*

93

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

		Undistributed		Post-October	Post-October
	Undistributed	Long Term	Unrealized	Capital	Currency
	Ordinary	Capital	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	Gains	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

Financial Services	1,087,609	1,358,521	(8,008,889)	—	—	—	—
LargeCap Value	299,921	—	(19,577,519)	(2,706,598)	—	—	—
SmallCap Value Multi-Manager	57,401	—	(3,555,532)	(871,006)	—	$(796,234)	2016
Value Choice	2,884,120	4,674,773	(2,804,282)	—	—	$(3,832,801)	2014
						(5,627,636)	2015

						$(9,460,437)*

(1) As of the Fund’s tax year ended December 31, 2007.
*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 14 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following security has been deemed to be illiquid. The Funds may invest up to 15% of its net assets in illiquid securities. Fair value for this security was determined by ING Funds Valuation Committee appointed by the Funds’ Board.

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

LargeCap Value	National City Corp.	15	04/21/08	$1,500,000	$1,576,800	3.4%

NOTE 15 — CONCENTRATION OF RISKS

Concentration (Real Estate and Financial Services). Each Fund concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Non-Diversified Investment Company (Real Estate and Opportunistic LargeCap). The Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities (Fundamental Research, LargeCap Growth, MidCap Opportunities, Opportunistic LargeCap, SmallCap Value Multi-Manager and Value Choice). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (Value Choice). Because of less developed markets and economies and, in some

94

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 15 — CONCENTRATION OF RISKS (continued)

countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

NOTE 16 — SUBSEQUENT EVENTS

On March 27, 2008, the Board reviewed and approved the proposed reorganization (“Reorganization”) of LargeCap Value with and into Value Choice. The proposed Reorganization is subject to approval by shareholders of LargeCap Value. If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place on or about September 9, 2008, it is expected that each Reorganization shall close on September 30, 2008, or such other date as the parties to each Reorganization may agree, at 4:00 p.m. Eastern Time (the “Closing Date”). Shareholders will be notified if each Reorganization is not approved.

In light of the Reorganization, subject to shareholder approval of both the Reorganization and the Tradewinds Sub-Advisory Agreement, the Board approved the termination of the investment sub-advisory agreement with Brandes and, approved the appointment of Tradewinds, as the sub-adviser to LargeCap Value effective September 12, 2008.

Effective June 4, 2008, Class O shares of MidCap Opportunities and Value Choice have commenced operations.

Dividends: Subsequent to May 31, 2008, the following Funds declared dividends and distributions of:

		Per Share	Payable	Record
	Type	Amount	Date	Date

Real Estate
Class A	NII	$0.0907	July 3, 2008	June 30, 2008
Class B	NII	$0.0631	July 3, 2008	June 30, 2008
Class C	NII	$0.0643	July 3, 2008	June 30, 2008
Class I	NII	$0.1061	July 3, 2008	June 30, 2008
Class O	NII	$0.0937	July 3, 2008	June 30, 2008
Class Q	NII	$0.1009	July 3, 2008	June 30, 2008
Class W	NII	$0.1013	July 3, 2008	June 30, 2008
Equity Dividend
Class A	NII	$0.0657	July 3, 2008	June 30, 2008
Class B	NII	$0.0523	July 3, 2008	June 30, 2008
Class C	NII	$0.0505	July 3, 2008	June 30, 2008
Class I	NII	$0.0511	July 3, 2008	June 30, 2008

NII — Net investment income

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements had been issued. Acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has analyzed the tax positions of the Funds. Upon adoption of FIN 48, management identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands

95

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. SFAS No. 157 will not impact the manner for which the Funds’ investments are valued but will result in expanded financial statement disclosure.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the

96

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

97

PORTFOLIO OF INVESTMENTS
ING Real Estate Fund
as of May 31, 2008

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 96.3%

		Apartments: 14.8%
135,000		AvalonBay Communities, Inc.	$13,662,000
231,100		BRE Properties, Inc.	11,199,106
338,000		Equity Residential	14,294,020
107,010		Essex Property Trust, Inc.	12,784,485
129,300		Home Properties, Inc.	6,620,160
38,800		Post Properties, Inc.	1,377,788
480,700		UDR, Inc.	11,892,518

			71,830,077

		Diversified: 8.4%
147,500		Digital Realty Trust, Inc.	6,239,250
278,000		Liberty Property Trust	9,869,000
252,000		Vornado Realty Trust	24,627,958

			40,736,208

		Health Care: 10.7%
329,000		HCP, Inc.	11,271,540
166,800		Health Care Real Estate Investment Trust, Inc.	8,056,440
245,400		Nationwide Health Properties, Inc.	8,375,502
264,000		Omega Healthcare Investors, Inc.	4,704,480
409,325		Ventas, Inc.	19,508,430

			51,916,392

		Hotels: 5.7%
157,200		FelCor Lodging Trust, Inc.	2,335,992
1,245,748		Host Hotels & Resorts, Inc.	21,414,408
35,840		LaSalle Hotel Properties	1,176,269
205,800		Strategic Hotel Capital, Inc.	2,829,750

			27,756,419

		Office Property: 12.6%
177,800		BioMed Realty Trust, Inc.	4,672,584
262,800		Boston Properties, Inc.	25,686,072
99,350		Corporate Office Properties Trust SBI MD	3,766,359
256,000		Douglas Emmett, Inc.	6,272,000
185,800		Highwoods Properties, Inc.	6,688,800
107,100		Kilroy Realty Corp.	5,839,092
83,300		SL Green Realty Corp.	8,305,010

			61,229,917

		Regional Malls: 18.6%
178,600		CBL & Associates Properties, Inc.	4,698,966
359,500		General Growth Properties, Inc.	14,940,820
185,500		Macerich Co.	13,268,815
465,400		Simon Property Group, Inc.	46,242,144
202,600		Taubman Centers, Inc.	10,889,750

			90,040,495

		Shopping Centers: 12.6%
152,050		Acadia Realty Trust	3,761,717
97,800		Equity One, Inc.	2,269,938
214,900		Federal Realty Investment Trust	17,325,238
298,523		Kimco Realty Corp.	11,746,880
248,700		Regency Centers Corp.	16,536,063
249,100		Tanger Factory Outlet Centers, Inc.	9,525,584

			61,165,420

		Storage: 5.9%
337,600		Extra Space Storage, Inc.	5,621,040
256,802		Public Storage, Inc.	22,631,960

			28,253,000

		Warehouse/Industrial: 7.0%
177,325		AMB Property Corp.	10,451,536
380,200		Prologis	23,545,786

			33,997,322

		Total Real Estate Investment Trusts (Cost $392,087,719)	466,925,250

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 4.2%

		U.S. Government Agency Obligations: 4.2%
$20,627,000	Z	Federal Home Loan Bank, 1.700%, due 06/02/08	$20,625,052

		Total Short-Term Investments (Cost $20,625,052)	20,625,052

	Total Investments In Securities
	(Cost $412,712,771)*	100.5%	$487,550,302
	Other Assets and Liabilities - Net	(0.5)	(2,536,804)

	Net Assets	100.0%	$485,013,498

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $421,188,920.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$66,707,029
Gross Unrealized Depreciation	(345,647)

Net Unrealized Appreciation	$66,361,382

See Accompanying Notes to Financial Statements

98

PORTFOLIO OF INVESTMENTS
ING Equity Dividend Fund
as of May 31, 2008

Shares			Value

COMMON STOCK: 94.7%

		Aerospace/Defense: 1.5%
900		Boeing Co.	$74,493

			74,493

		Agriculture: 3.1%
2,000		Altria Group, Inc.	44,520
2,000	@	Philip Morris International, Inc.	105,320

			149,840

		Banks: 12.4%
2,800		Associated Banc-Corp.	76,468
2,300		Bank of America Corp.	78,223
1,600		Bank of New York Mellon Corp.	71,248
1,900		BB&T Corp.	59,793
1,800		Marshall & Ilsley Corp.	41,832
900		PNC Financial Services Group, Inc.	57,825
800		SunTrust Bank	41,768
1,500		US Bancorp.	49,785
1,900		Wachovia Corp.	45,220
2,000		Wells Fargo & Co.	55,140
600		Zions Bancorp.	25,854

			603,156

		Chemicals: 3.5%
1,500		Cabot Corp.	48,060
1,000		Eastman Chemical Co.	76,610
700		PPG Industries, Inc.	44,121

			168,791

		Commercial Services: 1.0%
1,100		Automatic Data Processing, Inc.	47,355

			47,355

		Diversified Financial Services: 3.5%
4,700		Citigroup, Inc.	102,883
1,600		JPMorgan Chase & Co.	68,800

			171,683

		Electric: 4.0%
2,900		NSTAR	97,237
2,500		PG&E Corp.	98,975

			196,212

		Environmental Control: 2.1%
2,700		Waste Management, Inc.	102,411

			102,411

		Food: 3.4%
1,200	@@	George Weston Ltd.	61,848
2,000	@@	Loblaw Cos., Ltd.	68,539
1,200		Sysco Corp.	37,032

			167,419

		Gas: 2.9%
2,000		AGL Resources, Inc.	71,400
2,600		Atmos Energy Corp.	71,214

			142,614

		Healthcare — Products: 1.9%
1,400		Johnson & Johnson	93,436

			93,436

		Household Products/Wares: 1.4%
1,100		Kimberly-Clark Corp.	70,180

			70,180

		Insurance: 5.6%
1,900		American International Group, Inc.	68,400
900		Hartford Financial Services Group, Inc.	63,963
1,300		Lincoln National Corp.	71,708
600		Protective Life Corp.	25,188
900		Travelers Cos., Inc.	44,829

			274,088

		Leisure Time: 1.9%
2,200		Harley-Davidson, Inc.	91,454

			91,454

		Media: 1.2%
2,100		Gannett Co., Inc.	60,501

			60,501

		Miscellaneous Manufacturing: 5.0%
4,600		General Electric Co.	141,312
800		Honeywell International, Inc.	47,696
2,700		Leggett & Platt, Inc.	51,570

			240,578

		Oil & Gas: 14.0%
2,000		Chevron Corp.	198,300
1,600		ConocoPhillips	148,960
600	@@	Encana Corp.	54,222
2,000		ExxonMobil Corp.	177,520
2,000	@@	Husky Energy, Inc.	100,362

			679,364

		Pharmaceuticals: 6.3%
1,300		Abbott Laboratories	73,255
2,300		Bristol-Myers Squibb Co.	52,417
2,100		Merck & Co., Inc.	81,816
5,100		Pfizer, Inc.	98,736

			306,224

		Pipelines: 2.1%
2,588	@@	TransCanada Corp	101,915

			101,915

		Retail: 3.3%
2,600		Family Dollar Stores, Inc.	55,640
3,800		Home Depot, Inc.	103,968

			159,608

		Savings & Loans: 1.0%
3,062		People’s United Financial, Inc.	50,615

			50,615

		Semiconductors: 2.2%
4,500		Intel Corp.	104,310

			104,310

		Software: 1.1%
1,800		Microsoft Corp.	50,976

			50,976

		Telecommunications: 6.5%
4,300		AT&T, Inc.	171,570
2,300		Verizon Communications, Inc.	88,481
4,052		Windstream Corp.	54,054

			314,105

		Toys/Games/Hobbies: 0.5%
700		Hasbro, Inc.	25,368

			25,368

		Transportation: 1.9%
1,220		Diana Shipping, Inc.	42,688
700		United Parcel Service, Inc. — Class B	49,714

			92,402

See Accompanying Notes to Financial Statements

99

PORTFOLIO OF INVESTMENTS
ING Equity Dividend Fund
as of May 31, 2008 (continued)

Shares			Value

	Water: 1.4%
3,200	@ American Water Works Co., Inc. — New		$68,800

			68,800

	Total Common Stock (Cost $4,751,595)		4,607,898

REAL ESTATE INVESTMENT TRUSTS: 2.4%

	Diversified: 1.3%
1,800	Liberty Property Trust		63,900

			63,900

	Shopping Centers: 1.1%
1,300	Developers Diversified Realty Corp.		51,584

			51,584

	Total Real Estate Investment Trusts (Cost $102,059)		115,484

	Total Long-Term Investments (Cost $4,853,654)		4,723,382

SHORT-TERM INVESTMENTS: 1.8%

	Mutual Fund: 1.8%
90,000	** ING Institutional Prime Money Market Fund		90,000

	Total Short-Term Investments (Cost $90,000)		90,000

	Total Investments In Securities
	(Cost $4,943,654)*	98.9%	$4,813,382
	Other Assets and Liabilities - Net	1.1	52,954

	Net Assets	100.0%	$4,866,336

@	Non-income producing security
@@	Foreign Issuer
**	Investment in affiliate

*	Cost for federal income tax purposes is $4,943,578.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$138,295
Gross Unrealized Depreciation	(268,491)

Net Unrealized Depreciation	$(130,196)

See Accompanying Notes to Financial Statements

100

PORTFOLIO OF INVESTMENTS
ING Fundamental Research Fund
as of May 31, 2008

Shares			Value

COMMON STOCK: 100.3%

		Aerospace/Defense: 1.0%
2,700		Lockheed Martin Corp.	$295,488

			295,488

		Agriculture: 2.5%
11,660		Altria Group, Inc.	259,552
8,640	@	Philip Morris International, Inc.	454,982

			714,534

		Apparel: 0.7%
2,800		Nike, Inc.	191,436

			191,436

		Banks: 7.3%
12,900		Associated Banc-Corp.	352,299
10,730		Bank of America Corp.	364,927
6,600		Bank of New York Mellon Corp.	293,898
8,600		BB&T Corp.	270,642
4,600		PNC Financial Services Group, Inc.	295,550
7,100		US Bancorp.	235,649
10,400		Wachovia Corp.	247,520

			2,060,485

		Beverages: 2.5%
5,500		Coca-Cola Co.	314,930
5,800		PepsiCo, Inc.	396,140

			711,070

		Biotechnology: 0.5%
1,900	@	Genentech, Inc.	134,653

			134,653

		Chemicals: 1.2%
4,400		Eastman Chemical Co.	337,084

			337,084

		Computers: 3.7%
14,200	@	Cognizant Technology Solutions Corp.	500,976
24,000	@	EMC Corp.	418,560
6,100		Seagate Technology, Inc.	130,662
12,700		Seagate Technology, Inc. — Escrow	—

			1,050,198

		Cosmetics/Personal Care: 3.3%
8,800		Avon Products, Inc.	343,728
9,095		Procter & Gamble Co.	600,725

			944,453

		Diversified Financial Services: 4.4%
18,650		Citigroup, Inc.	408,249
1,831	@@	Deutsche Boerse AG	262,837
10,415		Invesco Ltd.	289,849
6,700		Morgan Stanley	296,341

			1,257,276

		Electric: 2.1%
7,800		NSTAR	261,534
8,200		PG&E Corp.	324,638

			586,172

		Electronics: 1.2%
7,100		Amphenol Corp.	331,073

			331,073

		Engineering & Construction: 1.2%
4,600	@,@@	Foster Wheeler Ltd.	350,382

			350,382

		Entertainment: 0.6%
4,700		International Game Technology	167,602

			167,602

		Environmental Control: 1.0%
4,700	@	Stericycle, Inc.	274,010

			274,010

		Healthcare — Products: 4.9%
7,885	@@	Covidien Ltd.	394,960
8,840		Johnson & Johnson	589,982
9,700	@	St. Jude Medical, Inc.	395,275

			1,380,217

		Household Products/Wares: 0.6%
2,800		Kimberly-Clark Corp.	178,640

			178,640

		Insurance: 4.0%
7,100		American International Group, Inc.	255,600
8,700	@@	Aspen Insurance Holdings Ltd.	222,372
8,700		Protective Life Corp.	365,226
6,000		Travelers Cos., Inc.	298,860

			1,142,058

		Internet: 3.7%
13,300	@	eBay, Inc.	399,133
1,090	@	Google, Inc. — Class A	638,522

			1,037,655

		Machinery — Diversified: 1.5%
6,500		Roper Industries, Inc.	422,760

			422,760

		Media: 0.9%
10,026	@	Discovery Holding Co.	262,581

			262,581

		Mining: 2.2%
5,800		Alcoa, Inc.	235,422
3,400		Freeport-McMoRan Copper & Gold, Inc.	393,414

			628,836

		Miscellaneous Manufacturing: 3.4%
17,060		General Electric Co.	524,083
7,400		Honeywell International, Inc.	441,188

			965,271

		Oil & Gas: 10.9%
3,200		Anadarko Petroleum Corp.	239,904
3,400		Apache Corp.	455,804
1,900	@@	ENI S.p.A. ADR	155,021
15,570		ExxonMobil Corp.	1,381,993
6,100	@@	Royal Dutch Shell PLC ADR — Class A	521,489
5,300		XTO Energy, Inc.	337,186

			3,091,397

		Oil & Gas Services: 4.2%
16,800		BJ Services Co.	507,360
9,400		Halliburton Co.	456,652
2,400		Schlumberger Ltd.	242,712

			1,206,724

		Pharmaceuticals: 7.1%
10,100		Abbott Laboratories	569,135
4,800		AmerisourceBergen Corp.	198,384
8,300	@	Hospira, Inc.	348,102

See Accompanying Notes to Financial Statements

101

PORTFOLIO OF INVESTMENTS
ING Fundamental Research Fund
as of May 31, 2008 (continued)

Shares			Value

		Pharmaceuticals (continued)
15,600		Merck & Co., Inc.	$607,776
6,600	@@	Teva Pharmaceutical Industries Ltd. ADR	301,818

			2,025,215

		Retail: 6.2%
8,500		CVS Caremark Corp.	363,715
4,426		Darden Restaurants, Inc.	151,710
11,800		Home Depot, Inc.	322,848
3,300		McDonald’s Corp.	195,756
8,200		Ross Stores, Inc.	300,284
7,200		TJX Cos., Inc.	230,832
3,400		Wal-Mart Stores, Inc.	196,316

			1,761,461

		Semiconductors: 2.4%
29,000		Intel Corp.	672,220

			672,220

		Software: 5.9%
6,300	@	Adobe Systems, Inc.	277,578
7,900	@	Ansys, Inc.	373,670
19,760		Microsoft Corp.	559,603
20,800	@	Oracle Corp.	475,072

			1,685,923

		Telecommunications: 5.2%
12,890		Qualcomm, Inc.	625,681
29,200		Sprint Nextel Corp.	273,312
15,000		Verizon Communications, Inc.	577,050

			1,476,043

		Toys/Games/Hobbies: 1.2%
600	@@	Nintendo Co., Ltd.	330,478

			330,478

		Transportation: 2.8%
3,500		Tidewater, Inc.	239,155
6,600		Union Pacific Corp.	543,246

			782,401

		Total Common Stock (Cost $26,331,802)	28,455,796

SHORT-TERM INVESTMENTS: 1.9%

		Mutual Fund: 1.4%
400,000	**	ING Institutional Prime Money Market Fund	400,000

		Total Mutual Fund (Cost $400,000)	400,000

Principal
Amount			Value

		Repurchase Agreement: 0.5%
$148,000		Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $148,027 to be received upon repurchase (Collateralized by $280,000 Resolution Funding Corporation, Discount Note, Market Value $152,886, due 10/15/20)	$148,000

		Total Repurchase Agreement (Cost $148,000)	148,000

		Total Short-Term Investments (Cost $548,000)	548,000

	Total Investments in Securities
	(Cost $26,879,802)*	102.2%	$29,003,796
	Other Assets and Liabilities - Net	(2.2)	(622,282)

	Net Assets	100.0%	$28,381,514

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
**	Investment in affiliate

*	Cost for federal income tax purposes is $27,092,060.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,746,792
Gross Unrealized Depreciation	(835,056)

Net Unrealized Appreciation	$1,911,736

See Accompanying Notes to Financial Statements

102

PORTFOLIO OF INVESTMENTS
ING LargeCap Growth Fund
as of May 31, 2008

Shares			Value

COMMON STOCK: 99.5%

		Advertising: 1.1%
45,360	@,@@, L	Focus Media Holding Ltd. ADR	$1,827,554

			1,827,554

		Aerospace/Defense: 3.9%
8,220		Boeing Co.	680,369
30,080		Lockheed Martin Corp.	3,291,955
35,860	L	Raytheon Co.	2,290,020

			6,262,344

		Apparel: 1.7%
39,660		Nike, Inc.	2,711,554

			2,711,554

		Auto Manufacturers: 0.7%
176,790	@,L	Ford Motor Co.	1,202,172

			1,202,172

		Banks: 0.3%
15,160	@@	Banco Itau Holding Financeira SA ADR	465,564

			465,564

		Biotechnology: 0.8%
1,900	@	Genentech, Inc.	134,653
21,290	@,L	Gilead Sciences, Inc.	1,177,763

			1,312,416

		Chemicals: 4.3%
30,690	@@,L	Agrium, Inc.	2,682,920
13,680		Monsanto Co.	1,742,832
13,140	@@	Potash Corp. of Saskatchewan	2,615,780

			7,041,532

		Coal: 3.1%
26,210		Arch Coal, Inc.	1,701,291
34,510	L	Consol Energy, Inc.	3,366,796

			5,068,087

		Commercial Services: 5.9%
37,040	@@	Accenture Ltd.	1,511,973
26,940	@	Apollo Group, Inc. — Class A	1,287,463
28,880		McKesson Corp.	1,664,932
10,500	L	Moody’s Corp.	389,340
16,400	@	Visa, Inc.	1,416,304
137,230		Western Union Co.	3,244,117

			9,514,129

		Computers: 5.2%
12,230	@	Apple, Inc.	2,308,413
28,390	@	Cognizant Technology Solutions Corp.	1,001,599
37,080		Hewlett-Packard Co.	1,744,985
67,680	@,L	NetApp, Inc.	1,650,038
12,950	@,@@,	Research In Motion Ltd.	1,798,367
	L

			8,503,402

		Diversified Financial Services: 2.7%
9,950	L	Goldman Sachs Group, Inc.	1,755,280
58,220		Invesco Ltd.	1,620,263
68,570	@,@@,	MF Global Ltd.	997,694
	L

			4,373,237

		Electrical Components & Equipment: 0.5%
16,424	@@	Gamesa Corp. Tecnologica SA	850,185

			850,185

		Energy — Alternate Sources: 1.4%
17,010	@,@@	Vestas Wind Systems A/S	2,338,384

			2,338,384

		Engineering & Construction: 4.5%
56,730	@,@@	ABB Ltd. ADR	1,842,590
18,170		Fluor Corp.	3,389,614
26,360	@,@@	Foster Wheeler Ltd.	2,007,841

			7,240,045

		Food: 2.5%
3,627	@@	Nestle SA	1,783,958
66,890		Supervalu, Inc.	2,345,832

			4,129,790

		Healthcare — Products: 1.3%
40,370	@@	Covidien Ltd.	2,022,133

			2,022,133

		Healthcare — Services: 0.8%
24,940		UnitedHealth Group, Inc.	853,197
8,110	@	WellPoint, Inc.	452,700

			1,305,897

		Insurance: 0.9%
30,770		AON Corp.	1,452,036

			1,452,036

		Internet: 3.5%
3,400	@	Google, Inc. — Class A	1,991,720
43,610	@	McAfee, Inc.	1,580,863
51,210	@,L	VeriSign, Inc.	2,050,448

			5,623,031

		Iron/Steel: 3.7%
64,520	L	Steel Dynamics, Inc.	2,329,172
20,820	L	United States Steel Corp.	3,595,822

			5,924,994

		Machinery — Construction & Mining: 1.8%
35,330		Caterpillar, Inc.	2,919,671

			2,919,671

		Machinery — Diversified: 3.1%
38,900		Cummins, Inc.	2,739,338
28,440		Deere & Co.	2,313,310

			5,052,648

		Media: 1.2%
54,270	@	Viacom — Class B	1,943,951

			1,943,951

		Metal Fabricate/Hardware: 1.3%
17,270		Precision Castparts Corp.	2,086,216

			2,086,216

		Mining: 5.6%
42,540	L	Alcoa, Inc.	1,726,699
35,670	@@,L	Cameco Corp.	1,460,687
45,930	@@,L	Cia Vale do Rio Doce ADR	1,827,095
17,860	L	Freeport-McMoRan Copper & Gold, Inc.	2,066,581
39,858	@@	Vedanta Resources PLC	1,978,643

			9,059,705

		Miscellaneous Manufacturing: 2.2%
32,490		Honeywell International, Inc.	1,937,054
14,930	@@	Siemens AG ADR	1,698,885

			3,635,939

See Accompanying Notes to Financial Statements

103

PORTFOLIO OF INVESTMENTS
ING LargeCap Growth Fund
as of May 31, 2008 (continued)

Shares			Value

		Oil & Gas: 5.7%
18,690		EOG Resources, Inc.	$2,404,095
19,150	L	Hess Corp.	2,351,812
24,640		Occidental Petroleum Corp.	2,265,155
26,470	@,L	Ultra Petroleum Corp.	2,302,096

			9,323,158

		Oil & Gas Services: 3.4%
45,080		Halliburton Co.	2,189,986
22,514	@,L	Transocean, Inc.	3,381,378

			5,571,364

		Pharmaceuticals: 4.4%
53,780		Abbott Laboratories	3,030,503
63,980	@,@@,	Elan Corp. PLC ADR	1,602,059
	L
37,290		Merck & Co., Inc.	1,452,818
23,230	@@,L	Teva Pharmaceutical Industries Ltd. ADR	1,062,308

			7,147,688

		Retail: 2.4%
34,130	@	Coach, Inc.	1,238,919
20,880	@,L	Kohl’s Corp.	935,424
70,730		Staples, Inc.	1,658,619

			3,832,962

		Semiconductors: 3.2%
110,250		Altera Corp.	2,551,185
116,840		Intel Corp.	2,708,351

			5,259,536

		Software: 8.5%
55,370	@	BMC Software, Inc.	2,220,337
47,650	@	Electronic Arts, Inc.	2,392,030
158,530		Microsoft Corp.	4,489,570
208,810	@	Oracle Corp.	4,769,217

			13,871,154

		Telecommunications: 6.2%
133,060	@	Cisco Systems, Inc.	3,555,363
80,210	@,L	MetroPCS Communications, Inc.	1,703,660
48,440	@@	Nokia OYJ ADR	1,375,696
268	@,@@	Nortel Networks Corp.	2,208
70,680		Qualcomm, Inc.	3,430,807

			10,067,734

		Toys/Games/Hobbies: 0.6%
1,650	@@	Nintendo Co., Ltd.	908,816

			908,816

		Transportation: 1.1%
26,320		Norfolk Southern Corp.	1,773,442

			1,773,442

		Total Common Stock (Cost $134,877,014)	161,622,470

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 20.5%

		U.S. Government Agency Obligations: 0.1%
$144,000	Z	Federal Home Loan Bank, 1.700%, due 06/02/08	$143,987

		Total U.S. Government Agency Obligations (Cost $143,987)	143,987

		Securities Lending CollateralCC: 20.4%
33,099,000		Bank of New York Mellon Corp. Institutional Cash Reserves	33,099,000

		Total Securities Lending Collateral (Cost $33,099,000)	33,099,000

		Total Short-Term Investments (Cost $33,242,987)	33,242,987

	Total Investments in Securities
	(Cost $168,120,001)*	120.0%	$194,865,457
	Other Assets and Liabilities - Net	(20.0)	(32,458,460)

	Net Assets	100.0%	$162,406,997

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2008.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $169,388,994.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$29,676,427
Gross Unrealized Depreciation	(4,199,964)

Net Unrealized Appreciation	$25,476,463

See Accompanying Notes to Financial Statements

104

PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of May 31, 2008

Shares			Value

COMMON STOCK: 94.9%

		Aerospace/Defense: 1.9%
22,650		L-3 Communications Holdings, Inc.	$2,432,384
102,700	@,L	Orbital Sciences Corp.	2,666,092

			5,098,476

		Apparel: 1.5%
140,432	@,@@,	Gildan Activewear, Inc.	4,130,105
	L

			4,130,105

		Banks: 1.0%
54,180	@,L	SVB Financial Group	2,776,725

			2,776,725

		Biotechnology: 0.8%
23,179	@	Bio-Rad Laboratories, Inc.	2,074,057

			2,074,057

		Chemicals: 2.4%
36,390		Air Products & Chemicals, Inc.	3,708,869
61,750		Ecolab, Inc.	2,768,253

			6,477,122

		Coal: 0.6%
25,890		Massey Energy Co.	1,673,012

			1,673,012

		Commercial Services: 5.3%
136,500	@	Corrections Corp. of America	3,518,970
74,370		Global Payments, Inc.	3,511,751
18,100	L	Mastercard, Inc.	5,586,565
30,960		Watson Wyatt Worldwide, Inc.	1,813,327

			14,430,613

		Computers: 3.5%
358,330	@,L	Brocade Communications Systems, Inc.	2,888,140
79,473	@,@@,	Logitech International	2,617,046
	L
164,780	@,L	NetApp, Inc.	4,017,336

			9,522,522

		Cosmetics/Personal Care: 0.9%
39,270	@,L	Chattem, Inc.	2,442,987

			2,442,987

		Distribution/Wholesale: 2.2%
79,337	@,L	Fossil, Inc.	2,515,776
158,034	@,L	LKQ Corp.	3,502,033

			6,017,809

		Diversified Financial Services: 5.7%
26,500	@,L	Affiliated Managers Group, Inc.	2,716,250
8,020	@	IntercontinentalExchange, Inc.	1,108,364
224,030		Invesco Ltd.	6,234,753
64,457	@,L	Nasdaq Stock Market, Inc.	2,257,929
143,200	L	OptionsXpress Holdings, Inc.	3,270,688

			15,587,984

		Electric: 1.0%
62,970	@,L	NRG Energy, Inc.	2,618,922

			2,618,922

		Electronics: 3.5%
62,790		Amphenol Corp.	2,927,898
72,145	@,L	Dolby Laboratories, Inc.	3,463,681
78,473	@,L	Flir Systems, Inc.	3,093,406

			9,484,985

		Engineering & Construction: 2.5%
34,840	@,@@	Foster Wheeler Ltd.	2,653,763
66,900	@	McDermott International, Inc.	4,149,807

			6,803,570

		Entertainment: 1.5%
115,640		International Game Technology	4,123,722

			4,123,722

		Environmental Control: 0.5%
37,530		Waste Management, Inc.	1,423,513

			1,423,513

		Food: 1.7%
60,220		WM Wrigley Jr. Co.	4,644,769

			4,644,769

		Healthcare — Products: 5.8%
115,150	@@	Covidien Ltd.	5,767,864
84,740	@,L	Kinetic Concepts, Inc.	3,680,258
69,218	@,L	Masimo Corp.	2,392,174
40,982		Meridian Bioscience, Inc.	1,202,002
65,490	@	St. Jude Medical, Inc.	2,668,718

			15,711,016

		Household Products/Wares: 0.7%
50,680		Tupperware Corp.	1,941,044

			1,941,044

		Housewares: 0.9%
61,530	L	Toro Co.	2,404,592

			2,404,592

		Internet: 3.6%
164,910	@	McAfee, Inc.	5,977,988
93,630	@,L	VeriSign, Inc.	3,748,945

			9,726,933

		Leisure Time: 1.0%
71,420	@,L	WMS Industries, Inc.	2,645,397

			2,645,397

		Machinery — Diversified: 1.9%
80,644		Roper Industries, Inc.	5,245,086

			5,245,086

		Miscellaneous Manufacturing: 5.1%
55,501		Dover Corp.	3,001,494
70,870		ITT Corp.	4,677,420
26,740		SPX Corp.	3,553,211
58,130	@@	Tyco International Ltd.	2,626,895

			13,859,020

		Oil & Gas: 6.6%
65,460		Chesapeake Energy Corp.	3,585,244
20,360		Hess Corp.	2,500,412
28,870		Murphy Oil Corp.	2,674,806
115,320	L	Patterson-UTI Energy, Inc.	3,630,274
34,760	L	W&T Offshore, Inc.	1,938,218
58,625		XTO Energy, Inc.	3,729,723

			18,058,677

See Accompanying Notes to Financial Statements

105

PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of May 31, 2008 (continued)

Shares			Value

		Oil & Gas Services: 5.6%
75,700		BJ Services Co.	$2,286,140
47,469	@,L	Exterran Holdings, Inc.	3,489,921
139,160	@	Global Industries Ltd.	2,400,510
43,800	@	National Oilwell Varco, Inc.	3,649,416
77,000	@,L	Weatherford International Ltd.	3,513,510

			15,339,497

		Packaging & Containers: 1.1%
49,600		Silgan Holdings, Inc.	2,838,608

			2,838,608

		Pharmaceuticals: 3.7%
72,800	@	Hospira, Inc.	3,053,232
118,030	L	Perrigo Co.	4,321,078
28,610	@,L	United Therapeutics Corp.	2,732,541

			10,106,851

		Retail: 4.5%
4,830		Advance Auto Parts, Inc.	194,805
107,415	@	GameStop Corp.	5,327,784
71,670		Ross Stores, Inc.	2,624,555
130,050		TJX Cos., Inc.	4,169,403

			12,316,547

		Savings & Loans: 1.1%
185,410		People’s United Financial, Inc.	3,064,827

			3,064,827

		Semiconductors: 5.5%
130,780	@@,L	ASML Holding NV	3,918,169
44,320	@	MEMC Electronic Materials, Inc.	3,043,011
152,100	@	Nvidia Corp.	3,756,870
165,800	@,@@	Verigy Ltd.	4,234,532

			14,952,582

		Software: 8.3%
156,260	@	Activision, Inc.	5,273,775
85,440		Blackbaud, Inc.	2,021,510
96,490	@	BMC Software, Inc.	3,869,249
35,600		Dun & Bradstreet Corp.	3,261,672
63,060	@,L	Fiserv, Inc.	3,301,822
84,830		IMS Health, Inc.	2,056,279
98,860	@,L	Intuit, Inc.	2,862,986

			22,647,293

		Telecommunications: 3.0%
106,720	@,L	Juniper Networks, Inc.	2,936,934
250	@,@@	Nortel Networks Corp.	2,060
140,970	@,L	SBA Communications Corp.	5,246,903

			8,185,897

		Total Common Stock (Cost $237,647,971)	258,374,760

EXCHANGE-TRADED FUNDS: 2.3%

		Exchange-Traded Funds: 2.3%
54,200		iShares Russell Midcap Growth Index Fund	6,189,640

		Total Exchange-Traded Funds (Cost $5,626,939)	6,189,640

		Total Long-Term Investments (Cost $243,274,910)	264,564,400

SHORT-TERM INVESTMENTS: 28.7%

		Mutual Fund: 3.2%
8,725,000	**	ING Institutional Prime Money Market Fund	8,725,000

		Total Mutual Fund (Cost $8,725,000)	8,725,000

Principal
Amount			Value

		Repurchase Agreement: 0.5%
$1,423,000		Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $1,423,261 to be received upon repurchase (Collateralized by $1,415,000 Federal Home Loan Mortgage Corporation, 5.700%, Market Value plus accrued interest $1,455,587, due 10/02/17)	$1,423,000

		Total Repurchase Agreement (Cost $1,423,000)	1,423,000

		Securities Lending CollateralCC: 25.0%
67,882,000		Bank of New York Mellon Corp. Institutional Cash Reserves	67,882,000

		Total Securities Lending Collateral (Cost $67,882,000)	67,882,000

		Total Short-Term Investments (Cost $78,030,000)	78,030,000

	Total Investments In Securities
	(Cost $321,304,910)*	125.9%	$342,594,400
	Other Assets and Liabilities - Net	(25.9)	(70,508,158)

	Net Assets	100.0%	$272,086,242

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2008.
**	Investment in affiliate

*	Cost for federal income tax purposes is $322,012,331.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$25,122,888
Gross Unrealized Depreciation	(4,540,819)

Net Unrealized Appreciation	$20,582,069

See Accompanying Notes to Financial Statements

106

PORTFOLIO OF INVESTMENTS
ING Opportunistic LargeCap Fund
as of May 31, 2008

Shares			Value

COMMON STOCK: 97.9%

		Aerospace/Defense: 5.6%
2,800		Boeing Co.	$231,756
7,550		L-3 Communications Holdings, Inc.	810,795
12,250		Lockheed Martin Corp.	1,340,640

			2,383,191

		Agriculture: 1.0%
5,400	@@	British American Tobacco PLC ADR	406,998

			406,998

		Airlines: 1.0%
33,600		Southwest Airlines Co.	438,816

			438,816

		Apparel: 2.8%
17,250		Nike, Inc.	1,179,383

			1,179,383

		Auto Parts & Equipment: 1.0%
7,400	@@	Autoliv, Inc.	404,558

			404,558

		Beverages: 1.2%
3,500		Coca-Cola Co.	200,410
4,400		PepsiCo, Inc.	300,520

			500,930

		Biotechnology: 3.1%
6,900	@	Biogen Idec, Inc.	432,975
19,100	@	Invitrogen Corp.	877,836

			1,310,811

		Chemicals: 2.7%
5,000		Monsanto Co.	637,000
4,200	@	Mosaic Co.	526,344

			1,163,344

		Commercial Services: 1.6%
11,700	@@	Accenture Ltd.	477,594
8,900		Western Union Co.	210,396

			687,990

		Computers: 13.0%
7,700	@	Apple, Inc.	1,453,375
30,900		Hewlett-Packard Co.	1,454,153
10,700		International Business Machines Corp.	1,384,901
5,100	@,@@	Research In Motion Ltd.	708,237
13,200	@	Western Digital Corp.	495,396

			5,496,062

		Cosmetics/Personal Care: 2.0%
8,600		Colgate-Palmolive Co.	639,496
3,000		Procter & Gamble Co.	198,150

			837,646

		Diversified Financial Services: 0.4%
5,300	@	Nasdaq Stock Market, Inc.	185,659

			185,659

		Electronics: 1.1%
13,700		Applera Corp. — Applied Biosystems Group	476,212

			476,212

		Engineering & Construction: 3.1%
7,600	@,@@	ABB Ltd. ADR	246,848
3,200		Fluor Corp.	596,960
7,300	@	McDermott International, Inc.	452,819

			1,296,627

		Food: 1.7%
8,600		McCormick & Co., Inc.	323,188
12,200	@@	Unilever PLC ADR	403,210

			726,398

		Healthcare — Products: 6.9%
4,500		CR Bard, Inc.	410,400
5,700		Densply International, Inc.	231,078
1,500	@	Intuitive Surgical, Inc.	440,385
12,600		Johnson & Johnson	840,924
18,500	@	Patterson Cos., Inc.	629,185
9,400	@	St. Jude Medical, Inc.	383,050

			2,935,022

		Insurance: 1.5%
9,200		Aflac, Inc.	617,596

			617,596

		Internet: 6.9%
5,500	@	Amazon.com, Inc.	448,910
1,700	@	Google, Inc. — Class A	995,860
50,200	@	Symantec Corp.	1,090,846
15,400	@	Yahoo!, Inc.	412,104

			2,947,720

		Iron/Steel: 1.4%
8,100		AK Steel Holding Corp.	575,100

			575,100

		Machinery — Construction & Mining: 1.2%
6,000		Caterpillar, Inc.	495,840

			495,840

		Machinery — Diversified: 2.3%
7,100	@	AGCO Corp.	429,053
4,000		Flowserve Corp.	554,080

			983,133

		Media: 2.5%
20,100	@	DIRECTV Group, Inc.	564,810
14,200	@	Dish Network Corp.	498,562

			1,063,372

		Mining: 0.5%
1,800		Southern Copper Corp.	198,414

			198,414

		Miscellaneous Manufacturing: 2.8%
10,300		3M Co.	798,868
6,900		Honeywell International, Inc.	411,378

			1,210,246

		Oil & Gas: 8.0%
15,500		ENSCO International, Inc.	1,113,365
14,450		ExxonMobil Corp.	1,282,582
5,800		Noble Energy, Inc.	565,210
5,600	@	Unit Corp.	429,464

			3,390,621

		Packaging & Containers: 1.6%
4,100		Ball Corp.	222,630
7,900	@	Owens-Illinois, Inc.	452,038

			674,668

See Accompanying Notes to Financial Statements

107

PORTFOLIO OF INVESTMENTS
ING Opportunistic LargeCap Fund
as of May 31, 2008 (continued)

Shares			Value

		Pharmaceuticals: 3.1%
8,500		Eli Lilly & Co.	$409,190
7,200	@	Express Scripts, Inc.	519,192
5,200		Merck & Co., Inc.	202,592
5,300		Perrigo Co.	194,033

			1,325,007

		Retail: 4.2%
4,200		Abercrombie & Fitch Co.	304,920
1,700	@	Autozone, Inc.	215,152
32,500		TJX Cos., Inc.	1,041,950
3,900		Wal-Mart Stores, Inc.	225,186

			1,787,208

		Savings & Loans: 0.7%
17,600		Hudson City Bancorp., Inc.	313,280

			313,280

		Semiconductors: 5.0%
18,300		Altera Corp.	423,462
19,300		Intel Corp.	447,374
11,300	@	MEMC Electronic Materials, Inc.	775,858
14,000		Texas Instruments, Inc.	454,720

			2,101,414

		Software: 5.5%
26,900	@	BMC Software, Inc.	1,078,690
35,400		Microsoft Corp.	1,002,528
10,400	@	Oracle Corp.	237,536

			2,318,754

		Telecommunications: 1.5%
17,600	@	Cisco Systems, Inc.	470,272
9,170	@@	Turkcell Iletisim Hizmet AS ADR	177,990

			648,262

		Toys/Games/Hobbies: 1.0%
12,200		Hasbro, Inc.	442,128

			442,128

		Total Common Stock (Cost $38,874,940)	41,522,410

EXCHANGE-TRADED FUNDS: 1.5%

		Exchange-Traded Funds: 1.5%
11,000		iShares Russell 1000 Growth Index Fund	652,850

		Total Exchange-Traded Funds (Cost $637,136)	652,850

		Total Long-Term Investments (Cost $39,512,076)	42,175,260

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 0.5%

		Repurchase Agreement: 0.5%
$208,000		Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $208,038 to be received upon repurchase (Collateralized by $390,000 Resolution Funding Corporation, Discount Note, Market Value $212,948, due 10/15/20)	$208,000

		Total Short-Term Investments (Cost $208,000)	208,000

	Total Investments In Securities
	(Cost $39,720,076)*	99.9%	$42,383,260
	Other Assets and Liabilities - Net	0.1	40,451

	Net Assets	100.0%	$42,423,711

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $39,951,206.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,899,169
Gross Unrealized Depreciation	(467,115)

Net Unrealized Appreciation	$2,432,054

See Accompanying Notes to Financial Statements

108

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of May 31, 2008

Shares			Value

COMMON STOCK: 92.0%

		Advertising: 0.5%
19,996	@	inVentiv Health, Inc.	653,869

			653,869

		Aerospace/Defense: 2.7%
10,800		Curtiss-Wright Corp.	556,308
13,700		DRS Technologies, Inc.	1,079,286
26,500	@,L	Moog, Inc.	1,201,510
13,200	@	Teledyne Technologies, Inc.	734,976

			3,572,080

		Apparel: 1.0%
4,000	@,L	Deckers Outdoor Corp.	546,880
25,900	@,@@, L	Gildan Activewear, Inc.	761,719

			1,308,599

		Banks: 1.4%
79,900		Bank Mutual Corp.	886,091
19,500	@,L	SVB Financial Group	999,375

			1,885,466

		Biotechnology: 3.2%
10,600	@,L	Alexion Pharmaceuticals, Inc.	756,310
11,000	@	Bio-Rad Laboratories, Inc.	984,280
112,192	@,L	Human Genome Sciences, Inc.	659,689
15,500	@,L	Myriad Genetics, Inc.	750,510
10,100	@,L	Savient Pharmaceuticals, Inc.	269,064
79,000	@,L	Third Wave Technologies, Inc.	838,190

			4,258,043

		Building Materials: 0.2%
13,000	L	Simpson Manufacturing Co., Inc.	342,940

			342,940

		Chemicals: 2.0%
27,600		Albemarle Corp.	1,227,372
16,400		Minerals Technologies, Inc.	1,141,604
25,905	@	Solutia, Inc.	356,712

			2,725,688

		Commercial Services: 5.8%
11,100	@,L	Advisory Board Co.	512,487
15,198	@,L	Capella Education Co.	986,502
37,400	@	Corrections Corp. of America	964,172
30,800		Deluxe Corp.	693,924
16,400	L	DeVry, Inc.	935,620
46,766	L	Diamond Management & Technology Consultants, Inc.	247,860
20,400	@	FTI Consulting, Inc.	1,225,224
43,800	@,L	Geo Group, Inc.	1,006,962
38,300	@,L	Vistaprint Ltd.	1,199,556

			7,772,307

		Computers: 3.8%
165,400	@	Brocade Communications Systems, Inc.	1,333,124
20,100	@,L	CACI International, Inc.	1,024,497
97,700	@,L	Mentor Graphics Corp.	1,138,205
73,200	@,@@, L	Ness Technologies, Inc.	828,624
14,100	L	Syntel, Inc.	461,070
18,183	@,@@	Xyratex Ltd.	362,751

			5,148,271

		Cosmetics/Personal Care: 0.8%
17,900	@,L	Chattem, Inc.	1,113,559

			1,113,559

		Distribution/Wholesale: 0.9%
55,300	@,L	LKQ Corp.	1,225,448

			1,225,448

		Diversified Financial Services: 3.4%
11,000	@,L	Affiliated Managers Group, Inc.	1,127,500
6,000	L	Greenhill & Co., Inc.	361,500
11,300	@	Investment Technology Group, Inc.	475,730
26,417	@,L	KBW, Inc.	650,387
49,200	L	OptionsXpress Holdings, Inc.	1,123,728
22,407		Waddell & Reed Financial, Inc.	792,312

			4,531,157

		Electric: 0.3%
9,900		Black Hills Corp.	348,876

			348,876

		Electrical Components & Equipment: 1.0%
72,400	@,L	Greatbatch, Inc.	1,357,500

			1,357,500

		Electronics: 4.5%
12,500	@,L	Cymer, Inc.	386,500
16,400	@,L	Faro Technologies, Inc.	470,188
31,700	@	Flir Systems, Inc.	1,249,614
29,500		Keithley Instruments, Inc.	302,080
36,300	@	MEMSIC, Inc.	181,863
35,200	@	Plexus Corp.	993,696
26,400	@	Thomas & Betts Corp.	1,121,208
23,700	@	Varian, Inc.	1,315,113

			6,020,262

		Engineering & Construction: 0.5%
23,400	@	EMCOR Group, Inc.	686,790

			686,790

		Environmental Control: 1.5%
2,500		American Ecology Corp.	71,800
17,900		Energy Solutions, Inc.	454,660
47,100	@,L	Waste Connections, Inc.	1,546,293

			2,072,753

		Food: 0.9%
42,100		Flowers Foods, Inc.	1,184,273

			1,184,273

		Gas: 1.5%
44,000	L	Piedmont Natural Gas Co.	1,189,320
25,800	L	Southwest Gas Corp.	804,444

			1,993,764

		Hand/Machine Tools: 0.6%
18,400	L	Franklin Electric Co., Inc.	745,200

			745,200

		Healthcare — Products: 4.6%
36,100	@,L	Accuray, Inc.	345,116
43,200	@,L	ev3, Inc.	429,840
7,100	@	Haemonetics Corp.	400,156
40,100	@,L	Hologic, Inc.	963,603
35,500		Meridian Bioscience, Inc.	1,041,215
62,920	@	Micrus Endovascular Corp.	711,625
27,200	@,@@,	Orthofix International NV	885,088
	L
76,071	@,L	Spectranetics Corp.	829,174
36,000	@,L	Volcano Corp.	501,840

			6,107,657

See Accompanying Notes to Financial Statements

109

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of May 31, 2008 (continued)

Shares			Value

		Healthcare — Services: 2.8%
3,435	@	Amedisys, Inc.	174,532
19,500	@	Magellan Health Services, Inc.	784,875
16,400	@	Pediatrix Medical Group, Inc.	882,812
14,100	@,L	Psychiatric Solutions, Inc.	514,227
21,500		Universal Health Services, Inc.	1,397,500

			3,753,946

		Housewares: 0.9%
30,700	L	Toro Co.	1,199,756

			1,199,756

		Insurance: 1.5%
37,200	@@	Aspen Insurance Holdings Ltd.	950,832
28,300		Fidelity National Title Group, Inc.	483,930
16,700	@@	Platinum Underwriters Holdings Ltd.	592,349

			2,027,111

		Internet: 3.2%
52,900	@,@@, L	Aladdin Knowledge Systems Ltd.	880,785
19,000	@,L	Blue Coat Systems, Inc.	344,280
7,900	@,L	Priceline.com, Inc.	1,062,787
57,350	@,L	Trizetto Group	1,231,305
41,700	@,L	Valueclick, Inc.	838,587

			4,357,744

		Leisure Time: 1.1%
38,400	@,L	WMS Industries, Inc.	1,422,336

			1,422,336

		Lodging: 0.3%
51,600	@	Red Lion Hotels Corp.	447,888

			447,888

		Machinery — Diversified: 2.6%
21,300		Nordson Corp.	1,530,405
10,400		Roper Industries, Inc.	676,416
26,800		Wabtec Corp.	1,248,076

			3,454,897

		Metal Fabricate/Hardware: 0.4%
16,600	@,L	Ladish Co., Inc.	539,666

			539,666

		Mining: 0.6%
124,500	@,L	Coeur d’Alene Mines Corp.	389,685
11,000	@,L	RTI International Metals, Inc.	473,880

			863,565

		Miscellaneous Manufacturing: 1.6%
33,000		Barnes Group, Inc.	1,054,020
26,400	@,L	EnPro Industries, Inc.	1,058,640

			2,112,660

		Oil & Gas: 5.0%
19,800	@,L	Carrizo Oil & Gas, Inc.	1,325,808
46,800	@,L	EXCO Resources, Inc.	1,167,192
11,111	L	Holly Corp.	471,662
44,900	@,L	McMoRan Exploration Co.	1,433,208
51,800	@,L	Parallel Petroleum Corp.	1,088,318
54,400	@,L	Petroquest Energy, Inc.	1,204,960

			6,691,148

		Oil & Gas Services: 1.9%
18,300	@,L	Allis-Chalmers Energy, Inc.	314,211
7,800	@	Core Laboratories NV	1,067,196
16,100	@	Dril-Quip, Inc.	939,274
2,000	@	SEACOR Holdings, Inc.	177,960

			2,498,641

		Packaging & Containers: 1.1%
21,200	L	Greif, Inc.	1,421,248

			1,421,248

		Pharmaceuticals: 3.3%
104,618	@	Akorn, Inc.	496,936
26,500	@,L	BioMarin Pharmaceuticals, Inc.	1,011,505
26,300	@,L	KV Pharmaceutical Co.	657,763
43,600	L	Mylan Laboratories	582,060
18,000		Omnicare, Inc.	440,640
13,000	@,L	United Therapeutics Corp.	1,241,630

			4,430,534

		Retail: 3.6%
9,000	@	Gymboree Corp.	415,260
41,800	@,L	JOS A Bank Clothiers, Inc.	1,136,960
13,100		Longs Drug Stores Corp.	621,202
32,300	@,L	Morton’s Restaurant Group, Inc.	263,245
13,100	@,L	Pantry, Inc.	159,820
22,500		Phillips-Van Heusen	1,022,175
60,200	@,L	Sonic Corp.	1,154,636

			4,773,298

		Savings & Loans: 0.6%
62,700		NewAlliance Bancshares, Inc.	840,180

			840,180

		Semiconductors: 7.8%
137,600	@,L	Entegris, Inc.	1,058,144
35,300	@,L	Fairchild Semiconductor International, Inc.	529,500
52,300	@,L	Formfactor, Inc.	1,141,709
86,500	@,L	Integrated Device Technology, Inc.	975,720
68,000		Micrel, Inc.	652,800
30,100	@	MKS Instruments, Inc.	709,156
14,500	@,L	Monolithic Power Systems, Inc.	351,335
125,400	@,L	ON Semiconductor Corp.	1,240,206
75,700	@,L	Semtech Corp.	1,326,264
65,800	@	Teradyne, Inc.	904,092
63,000	@,@@	Verigy Ltd.	1,609,018

			10,497,944

		Software: 5.5%
30,800	@	Ansys, Inc.	1,456,840
47,800		Blackbaud, Inc.	1,130,948
81,055	@,L	Double-Take Software, Inc.	1,056,957
66,600	@,L	EPIQ Systems, Inc.	1,098,234
7,512	@	MSCI, Inc. — Class A	267,052
61,000	@	PROS Holdings, Inc.	711,260
52,000	@,L	THQ, Inc.	1,115,400
13,100	@,L	Ultimate Software Group, Inc.	495,573

			7,332,264

		Telecommunications: 5.4%
80,300	L	Alaska Communications Systems Group, Inc.	1,039,082
58,300	@,L	Aruba Networks, Inc.	366,124
12,700	@,L	CommScope, Inc.	696,595
26,400	@,L	Comtech Telecommunications	1,222,320
76,200	@,L	Foundry Networks, Inc.	1,036,320
104,500	@,L	Ixia	845,405
36,500	@	SBA Communications Corp.	1,358,530
33,900	@,L	Time Warner Telecom, Inc.	633,930

			7,198,306

See Accompanying Notes to Financial Statements

110

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of May 31, 2008 (continued)

Shares			Value

		Transportation: 1.7%
29,200	@,L	Genesee & Wyoming, Inc.	1,191,944
18,233	@	HUB Group, Inc.	657,847
23,000	L	Knight Transportation, Inc.	419,980

			2,269,771

		Total Common Stock (Cost $114,701,283)	123,187,405

REAL ESTATE INVESTMENT TRUSTS: 3.7%

		Apartments: 0.8%
21,200	L	Home Properties, Inc.	1,085,440

			1,085,440

		Diversified: 1.0%
32,401	L	Digital Realty Trust, Inc.	1,370,562

			1,370,562

		Health Care: 0.8%
15,300	L	Nationwide Health Properties, Inc.	522,189
25,900		Senior Housing Properties Trust	575,239

			1,097,428

		Hotels: 0.6%
24,000		LaSalle Hotel Properties	787,680

			787,680

		Warehouse/Industrial: 0.5%
60,900	L	DCT Industrial Trust, Inc.	593,775

			593,775

		Total Real Estate Investment Trusts (Cost $4,642,365)	4,934,885

EXCHANGE-TRADED FUNDS: 1.8%

		Exchange-Traded Funds: 1.8%
30,237	L	iShares Russell 2000 Growth Index Fund	2,441,335

		Total Exchange-Traded Funds (Cost $2,199,018)	2,441,335

		Total Long-Term Investments (Cost $121,542,666)	130,563,625

SHORT-TERM INVESTMENTS: 26.4%

		Mutual Fund: 2.2%
2,925,000	**	ING Institutional Prime Money Market Fund	2,925,000

		Total Mutual Fund (Cost $2,925,000)	2,925,000

Principal
Amount			Value

		Repurchase Agreement: 0.5%
$732,000		Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $732,134 to be received upon repurchase (Collateralized by $1,370,000 Resolution Funding Corporation, Discount Note, Market Value $748,047, due 10/15/20)	$732,000

		Total Repurchase Agreement (Cost $732,000)	732,000

		Securities Lending CollateralCC: 23.7%
31,678,000		Bank of New York Mellon Corp. Institutional Cash Reserves	31,678,000

		Total Securities Lending Collateral (Cost $31,678,000)	31,678,000

		Total Short-Term Investments (Cost $35,335,000)	35,335,000

	Total Investments In Securities
	(Cost $156,877,666)*	123.9%	$165,898,625
	Other Assets and Liabilities - Net	(23.9)	(32,030,555)

	Net Assets	100.0%	$133,868,070

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2008.
**	Investment in affiliate

*	Cost for federal income tax purposes is $157,228,152.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,540,279
Gross Unrealized Depreciation	(6,869,806)

Net Unrealized Appreciation	$8,670,473

See Accompanying Notes to Financial Statements

111

PORTFOLIO OF INVESTMENTS
ING Financial Services Fund
as of May 31, 2008

Shares			Value

COMMON STOCK: 90.3%

		Banks: 31.6%
94,700		Associated Banc-Corp.	2,586,257
252,707		Bank of America Corp.	8,594,565
159,335		Bank of New York Mellon Corp.	7,095,188
134,300		BB&T Corp.	4,226,421
41,300		Cullen/Frost Bankers, Inc.	2,308,670
97,700		PNC Financial Services Group, Inc.	6,277,225
130,500		Prosperity Bancshares, Inc.	4,168,170
50,500		State Street Corp.	3,637,010
306,819		US Bancorp.	10,183,323
180,887		Wachovia Corp.	4,305,111
399,490		Wells Fargo & Co.	11,013,939

			64,395,879

		Commercial Services: 2.5%
60,558	@	Visa, Inc.	5,180,618

			5,180,618

		Diversified Financial Services: 24.6%
38,291	@	Affiliated Managers Group, Inc.	3,924,828
361,400		Citigroup, Inc.	7,911,043
22,675	@@	Deutsche Boerse AG	3,254,956
64,517		Federal Home Loan Mortgage Corporation	1,640,022
100,326		Federal National Mortgage Association	2,710,809
21,773		Goldman Sachs Group, Inc.	3,840,975
123,250		Invesco Ltd.	3,430,048
232,298		JPMorgan Chase & Co.	9,988,814
72,454		Merrill Lynch & Co., Inc.	3,182,180
115,765		Morgan Stanley	5,120,286
31,478		Nyse Euronext	2,012,074
171,400	@	TD Ameritrade Holding Corp.	3,104,054

			50,120,089

		Insurance: 28.7%
98,845	@@	ACE Ltd.	5,937,619
209,271		American International Group, Inc.	7,533,756
126,700	@@	Aspen Insurance Holdings Ltd.	3,238,452
46,500		Assurant, Inc.	3,163,395
42,336		Hartford Financial Services Group, Inc.	3,008,820
60,115		Lincoln National Corp.	3,315,943
87,800		Metlife, Inc.	5,270,634
54,500		Principal Financial Group, Inc.	2,936,460
144,600		Protective Life Corp.	6,070,308
37,488		Prudential Financial, Inc.	2,800,354
60,600		Reinsurance Group of America	3,116,052
76,000		Stancorp Financial Group, Inc.	4,179,240
97,205		Travelers Cos., Inc.	4,841,781
80,400	@@	Willis Group Holdings Ltd.	2,880,732

			58,293,546

		Savings & Loans: 1.2%
141,585		People’s United Financial, Inc.	2,340,400

			2,340,400

		Software: 1.7%
65,600	@	Fiserv, Inc.	3,434,816

			3,434,816

		Total Common Stock (Cost $190,504,465)	183,765,348

REAL ESTATE INVESTMENT TRUSTS: 4.6%

		Apartments: 1.1%
43,000		Home Properties, Inc.	2,201,600

			2,201,600

		Diversified: 1.9%
38,500		Digital Realty Trust, Inc.	1,628,550
62,100		Liberty Property Trust	2,204,550

			3,833,100

		Office Property: 0.8%
68,600		Douglas Emmett, Inc.	1,680,700

			1,680,700

		Regional Malls: 0.8%
24,500		Macerich Co.	1,752,485

			1,752,485

		Total Real Estate Investment Trusts (Cost $10,609,833)	9,467,885

		Total Long-Term Investments (Cost $201,114,298)	193,233,233

SHORT-TERM INVESTMENTS: 4.8%

		Mutual Fund: 4.4%
8,900,000	**	ING Institutional Prime Money Market Fund	8,900,000

		Total Mutual Fund (Cost $8,900,000)	8,900,000

Principal
Amount			Value

		Repurchase Agreement: 0.4%
$805,000		Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $805,148 to be received upon repurchase (Collateralized by $800,000 Federal Home Loan Mortgage Corporation, 5.700%, Market Value plus accrued interest $822,947, due 10/02/17)	$805,000

		Total Repurchase Agreement (Cost $805,000)	805,000

		Total Short-Term Investments (Cost $9,705,000)	9,705,000

	Total Investments In Securities
	(Cost $210,819,298)*	99.7%	$202,938,233
	Other Assets and Liabilities - Net	0.3	537,178

	Net Assets	100.0%	$203,475,411

@	Non-income producing security
@@	Foreign Issuer
**	Investment in affiliate

*	Cost for federal income tax purposes is $210,945,673.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$23,500,013
Gross Unrealized Depreciation	(31,507,453)

Net Unrealized Depreciation	$(8,007,440)

See Accompanying Notes to Financial Statements

112

PORTFOLIO OF INVESTMENTS
ING LargeCap Value Fund
as of May 31, 2008

Shares			Value

COMMON STOCK: 96.6%

		Auto Manufacturers: 4.5%
147,754	@,L	Ford Motor Co.	$1,004,727
63,700	L	General Motors Corp.	1,089,270

			2,093,997

		Auto Parts & Equipment: 0.1%
330,390	@	Delphi Corp.	34,691

			34,691

		Banks: 5.3%
60,640	L	Fifth Third Bancorp.	1,133,968
43,730	@@,L	Popular, Inc.	476,657
35,780		Wachovia Corp.	851,564

			2,462,189

		Biotechnology: 2.7%
29,130	@,L	Amgen, Inc.	1,282,594

			1,282,594

		Building Materials: 2.8%
69,720	L	Masco Corp.	1,292,609

			1,292,609

		Chemicals: 2.2%
25,886		Dow Chemical Co.	1,045,794

			1,045,794

		Commercial Services: 1.8%
35,540		H&R Block, Inc.	829,504

			829,504

		Computers: 6.9%
78,340	@	Dell, Inc.	1,806,520
25,160		Electronic Data Systems Corp.	616,168
160,620	@	Unisys Corp.	812,737

			3,235,425

		Diversified Financial Services: 12.3%
119,872	L	CIT Group, Inc.	1,198,720
54,240		Citigroup, Inc.	1,187,314
137,267	L	Countrywide Financial Corp.	722,024
41,840	L	Federal Home Loan Mortgage Corporation	1,063,573
34,669	L	Federal National Mortgage Association	936,756
28,060	@,L	SLM Corp.	636,120

			5,744,507

		Electronics: 1.9%
47,318	@,@@	Flextronics International Ltd.	506,776
246,700	@	Sanmina-SCI Corp.	370,050

			876,826

		Food: 6.2%
23,490		Safeway, Inc.	748,626
62,043		Sara Lee Corp.	854,953
36,950		Supervalu, Inc.	1,295,837

			2,899,416

		Healthcare — Products: 2.5%
87,636	@	Boston Scientific Corp.	1,164,682

			1,164,682

		Healthcare — Services: 1.0%
80,460	@,L	Tenet Healthcare Corp.	474,714

			474,714

		Home Builders: 1.6%
15,820	L	D.R. Horton, Inc.	201,072
17,590	L	Lennar Corp.	296,919
20,990	L	Pulte Homes, Inc.	256,708

			754,699

		Home Furnishings: 2.3%
14,690	L	Whirlpool Corp.	1,082,359

			1,082,359

		Insurance: 8.0%
29,020		American International Group, Inc.	1,044,720
77,440	@,L	Conseco, Inc.	903,725
30,970		Marsh & McLennan Cos., Inc.	843,313
63,480	L	Old Republic International Corp.	955,374

			3,747,132

		Media: 4.7%
59,600		Gannett Co., Inc.	1,717,076
53,620	L	McClatchy Co.	471,856

			2,188,932

		Miscellaneous Manufacturing: 1.4%
44,105	L	Eastman Kodak Co.	675,689

			675,689

		Office/Business Equipment: 1.7%
58,720	L	Xerox Corp.	797,418

			797,418

		Pharmaceuticals: 7.3%
38,320		Bristol-Myers Squibb Co.	873,313
64,690		Pfizer, Inc.	1,252,398
29,295		Wyeth	1,302,749

			3,428,460

		Retail: 2.5%
41,960		Home Depot, Inc.	1,148,026

			1,148,026

		Savings & Loans: 3.2%
165,948	L	Washington Mutual, Inc.	1,496,851

			1,496,851

		Semiconductors: 4.0%
22,540		Intel Corp.	522,477
169,200	@,L	Micron Technology, Inc.	1,365,444

			1,887,921

		Software: 1.7%
28,750		Microsoft Corp.	814,200

			814,200

		Telecommunications: 8.0%
146,909	@@,L	Alcatel SA ADR	1,103,287
16,141		AT&T, Inc.	644,026
467	L	Fairpoint Communications, Inc.	4,203
136,640		Motorola, Inc.	1,274,851
19,100		Verizon Communications, Inc.	734,777

			3,761,144

		Total Common Stock (Cost $64,247,606)	45,219,779

See Accompanying Notes to Financial Statements

113

PORTFOLIO OF INVESTMENTS
ING LargeCap Value Fund
as of May 31, 2008 (continued)

Shares			Value

PREFERRED STOCK: 3.4%

		Banks: 3.4%
15	I	National City Corp.	$1,576,800

		Total Preferred Stock (Cost $1,500,000)	1,576,800

		Total Long-Term Investments (Cost $65,747,606)	46,796,579

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 27.2%

		U.S. Government Agency Obligations: 0.4%
$210,000	Z	Federal Home Loan Bank, 1.700%, due 06/02/08	$209,980

		Total U.S. Government Agency Obligations (Cost $209,980)	209,980

		Securities Lending CollateralCC: 26.8%
12,533,000		Bank of New York Mellon Corp. Institutional Cash Reserves	12,533,000

		Total Securities Lending Collateral (Cost $12,533,000)	12,533,000

		Total Short-Term Investments (Cost $12,742,980)	12,742,980

	Total Investments In Securities
	(Cost $78,490,586)*	127.2%	$59,539,559
	Other Assets and Liabilities - Net	(27.2)	(12,728,998)

	Net Assets	100.0%	$46,810,561

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid Security
L	Loaned security, a portion or all of the security is on loan at May 31, 2008.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $79,117,078.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$691,890
Gross Unrealized Depreciation	(20,269,409)

Net Unrealized Depreciation	$(19,577,519)

See Accompanying Notes to Financial Statements

114

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of May 31, 2008

Shares			Value

COMMON STOCK: 95.6%

		Aerospace/Defense: 0.2%
2,400	@	Esterline Technologies Corp.	$148,632

			148,632

		Agriculture: 0.1%
1,300		Universal Corp.	64,493

			64,493

		Airlines: 0.3%
5,700	@	Alaska Air Group, Inc.	111,321
5,000	@	JetBlue Airways Corp.	19,850
2,600	@	Republic Airways Holdings, Inc.	31,668
2,700		Skywest, Inc.	41,742

			204,581

		Apparel: 0.4%
9,800		Cherokee, Inc.	266,854
1,000	@	Perry Ellis International, Inc.	27,260

			294,114

		Auto Parts & Equipment: 0.3%
1,450		American Axle & Manufacturing Holdings, Inc.	26,956
2,500	@	Commercial Vehicle Group, Inc.	34,850
1,800		Cooper Tire & Rubber Co.	19,764
1,600	@	Exide Technologies	26,384
910	@	Lear Corp.	23,433
2,200		Superior Industries International	45,232

			176,619

		Banks: 2.7%
3,300	@@	Banco Latinoamericano de Exportaciones SA	59,829
54,186	@,L	Bancorp, Inc.	577,081
3,200		Banner Corp.	58,208
1,600		Capitol Bancorp., Ltd.	24,768
21,700		Cathay General Bancorp.	333,746
4,470		Central Pacific Financial Corp.	66,692
9,300		Citizens Banking Corp.	51,522
7,400		Corus Bankshares, Inc.	42,550
2,200		CVB Financial Corp.	23,320
1,900		First Commonwealth Financial Corp.	21,318
4,400		First State Bancorp.	34,100
1,500		Greene County Bancshares, Inc.	29,055
3,400		Integra Bank Corp.	48,858
3,800		MainSource Financial Group, Inc.	63,764
3,500		Midwest Banc Holdings, Inc.	30,730
2,600		PacWest Bancorp	54,808
800		Prosperity Bancshares, Inc.	25,552
3,600		Renasant Corp.	83,592
1,000		Sandy Spring Bancorp, Inc.	26,480
6,800		South Financial Group, Inc.	37,468
1,530		Sterling Financial Corp.	13,586
1,000		Susquehanna Bancshares, Inc.	19,250
3,100		Umpqua Holdings Corp.	43,214
1,000		WesBanco, Inc.	22,000

			1,791,491

		Biotechnology: 0.1%
2,100	@	Applera Corp. — Celera Genomics Group	27,048
300	@	Bio-Rad Laboratories, Inc.	26,844

			53,892

		Building Materials: 1.8%
69,285	L	Gibraltar Industries, Inc.	1,117,567
1,800	@	NCI Building Systems, Inc.	56,232
470	@	Quanex Building Products Corp.	8,272

			1,182,071

		Chemicals: 1.6%
12,900		Balchem Corp.	318,888
810		CF Industries Holdings, Inc.	110,889
28,300		Ferro Corp.	547,888
1,310		HB Fuller Co.	32,580
500	@	OM Group, Inc.	21,740
900		Sensient Technologies Corp.	28,305
2,600		Spartech Corp.	28,002

			1,088,292

		Commercial Services: 3.5%
25,395		ABM Industries, Inc.	554,373
2,900	@	Albany Molecular Research, Inc.	40,542
1,700	@	Healthspring, Inc.	31,586
18,100		Jackson Hewitt Tax Service, Inc.	253,762
2,800		Kelly Services, Inc.	58,800
1,400	@	Kenexa Corp.	28,196
7,300		Landauer, Inc.	436,613
2,550	@	LECG Corp.	25,755
22,600		McGrath Rentcorp	624,438
8,300	@	MPS Group, Inc.	95,284
1,066	@	PHH Corp.	20,073
1,720	@	Rent-A-Center, Inc.	36,086
2,200	@	SAIC, Inc.	43,846
6,300	@	Spherion Corp.	31,689

			2,281,043

		Computers: 2.5%
11,300	@	Ciber, Inc.	79,326
7,730		Computer Services, Inc.	276,348
1,600	@	Electronics for Imaging	26,512
2,000	@	Mercury Computer Systems, Inc.	17,740
4,600	@,@@	Ness Technologies, Inc.	52,072
1,890	@	Perot Systems Corp.	31,223
283,200	@	Quantum Corp.	484,272
2,600	@	Radisys Corp.	26,078
20,600		Syntel, Inc.	673,620

			1,667,191

		Cosmetics/Personal Care: 0.7%
7,200	@	Chattem, Inc.	447,912

			447,912

		Distribution/Wholesale: 1.5%
12,131	@,L	Fossil, Inc.	384,674
12,200		Owens & Minor, Inc.	579,256

			963,930

		Diversified Financial Services: 1.0%
11,600		Financial Federal Corp.	281,764
14,580		National Financial Partners Corp.	356,044

			637,808

		Electric: 1.1%
500		Allete, Inc.	22,210
7,740	@	Aquila, Inc.	29,489
1,500		Avista Corp.	31,845
1,600		Black Hills Corp.	56,384
800		CH Energy Group, Inc.	30,304
3,900		Cleco Corp.	97,422
1,400	@	El Paso Electric Co.	30,254
4,400		Empire District Electric Co.	90,992
750		Idacorp, Inc.	22,995

See Accompanying Notes to Financial Statements

115

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of May 31, 2008 (continued)

Shares			Value

		Electric (continued)
1,050		NorthWestern Corp.	$27,836
4,800		Portland General Electric Co.	112,368
850		Unisource Energy Corp.	28,824
6,000		Westar Energy, Inc.	144,000

			724,923

		Electrical Components & Equipment: 3.2%
32,300		Belden CDT, Inc.	1,353,047
8,800	@,L	General Cable Corp.	623,040
2,000		Insteel Industries, Inc.	32,060
2,800	@	Superior Essex, Inc.	121,800

			2,129,947

		Electronics: 1.9%
6,900	@	Benchmark Electronics, Inc.	122,613
1,800		Brady Corp.	69,678
83,800		Keithley Instruments, Inc.	858,112
12,500	@	Kemet Corp.	50,375
2,300		Methode Electronics, Inc.	26,312
4,100		Watts Water Technologies, Inc.	116,276

			1,243,366

		Engineering & Construction: 0.2%
3,830	@	EMCOR Group, Inc.	112,411

			112,411

		Entertainment: 0.0%
4,200	@	Bluegreen Corp.	29,862

			29,862

		Food: 1.9%
1,850	@	Chiquita Brands International, Inc.	45,029
3,000	@,@@	Fresh Del Monte Produce, Inc.	88,620
850	@	Hain Celestial Group, Inc.	24,455
1,400		Imperial Sugar Co.	20,300
31,298	@,L	Smithfield Foods, Inc.	979,314
2,200	@	TreeHouse Foods, Inc.	57,486
1,600	@	Winn-Dixie Stores, Inc.	28,880

			1,244,084

		Forest Products & Paper: 12.3%
58,200	@@,L	AbitibiBowater, Inc.	691,416
80,800	@	Buckeye Technologies, Inc.	859,712
99,500	@,@@	Domtar Corp.	683,565
57,800	L	Glatfelter	900,524
6,500	@	Mercer International, Inc.	52,130
1,100		Rock-Tenn Co.	39,259
106,100	@@	Sappi Ltd. ADR	1,515,108
1,600		Schweitzer-Mauduit International, Inc.	32,640
119,700		Temple-Inland, Inc.	1,744,029
168,600	L	Wausau Paper Corp.	1,601,688

			8,120,071

		Gas: 0.4%
750		Laclede Group, Inc.	30,000
820		Nicor, Inc.	33,481
850		Piedmont Natural Gas Co.	22,976
930		Southwest Gas Corp.	28,997
4,100		WGL Holdings, Inc.	143,049

			258,503

		Hand/Machine Tools: 2.7%
1,900		Hardinge, Inc.	26,695
11,200		Kennametal, Inc.	432,880
16,240		Lincoln Electric Holdings, Inc.	1,339,475

			1,799,050

		Healthcare — Products: 0.6%
2,200	@	Cantel Medical Corp.	23,540
4,300	@	Conmed Corp.	114,767
5,177		Invacare Corp.	94,118
800	@	Inverness Medical Innovations, Inc.	29,248
6,430		Young Innovations, Inc.	131,558

			393,231

		Healthcare — Services: 2.9%
1,900	@	AMERIGROUP Corp.	52,459
2,400	@	Amsurg Corp.	65,472
1,600	@	Apria Healthcare Group, Inc.	26,960
33,700	@	Community Health Systems, Inc.	1,214,211
1,400	@	Gentiva Health Services, Inc.	28,196
1,100	@	Healthsouth Corp.	20,603
4,000	@	Kindred Healthcare, Inc.	110,360
480	@	Magellan Health Services, Inc.	19,320
3,900	@	RehabCare Group, Inc.	66,183
4,700	@	Res-Care, Inc.	89,629
17,700	@,L	Skilled Healthcare Group, Inc.	238,242

			1,931,635

		Holding Companies — Diversified: 0.1%
4,100		Compass Diversified Trust	56,170

			56,170

		Home Builders: 0.1%
1,100	@	Meritage Homes Corp.	19,030
4,000		Monaco Coach Corp.	18,320

			37,350

		Home Furnishings: 1.7%
40,900		Hooker Furniture Corp.	825,362
29,600		Tempur-Pedic International, Inc.	317,904

			1,143,266

		Household Products/Wares: 3.7%
5,700		American Greetings Corp.	106,362
3,900	@	Helen of Troy Ltd.	69,693
2,600	@	Prestige Brands Holdings, Inc.	28,366
65,100	L	WD-40 Co.	2,255,064

			2,459,485

		Insurance: 3.9%
2,740		American Equity Investment Life Holding Co.	28,962
2,600	@,@@	Argo Group International Holdings Ltd.	100,334
37,686	@@	Aspen Insurance Holdings Ltd.	963,254
700		Commerce Group, Inc.	25,739
750		FBL Financial Group, Inc.	20,138
4,700	@@	IPC Holdings Ltd.	133,480
2,100	@@	Max Re Capital Ltd.	50,652
7,600		Phoenix Cos., Inc.	76,988
2,300	@@	Platinum Underwriters Holdings Ltd.	81,581
54,600	@	PMA Capital Corp.	544,908
1,400		Presidential Life Corp.	24,668
790		Safety Insurance Group, Inc.	30,541
1,900	@	SeaBright Insurance Holdings, Inc.	29,108
17,550	L	Tower Group, Inc.	457,529
2,000	@,@@	United America Indemnity Ltd.	29,140

			2,597,022

		Internet: 0.4%
5,300	@	Avocent Corp.	104,569
2,305	@	CMGI, Inc.	34,529
1,700		FTD Group, Inc.	25,075
4,400	@	Secure Computing Corp.	23,452

See Accompanying Notes to Financial Statements

116

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of May 31, 2008 (continued)

Shares			Value

		Internet (continued)
3,200	@	TIBCO Software, Inc.	$24,704
2,400	@	Vignette Corp.	31,080

			243,409

		Investment Companies: 2.3%
8,700		Apollo Investment Corp.	157,035
56,733		Ares Capital Corp.	702,922
200		Capital Southwest Corp.	24,098
6,800		Hercules Technology Growth Capital, Inc.	70,516
2,300		Kohlberg Capital Corp.	30,705
62,400		MCG Capital Corp.	357,552
4,400		MVC Capital, Inc.	67,408
3,300		Patriot Capital Funding, Inc.	33,561
5,100		Prospect Capital Corp.	73,746

			1,517,543

		Iron/Steel: 0.0%
200		Schnitzer Steel Industries, Inc.	20,028

			20,028

		Machinery — Diversified: 4.4%
31,950		Albany International Corp.	1,105,790
3,200		Briggs & Stratton Corp.	47,200
2,500	@	Gerber Scientific, Inc.	25,025
14,850	@,L	Kadant, Inc.	396,941
300		Lindsay Manufacturing Co.	31,500
300		Nacco Industries, Inc.	26,058
39,950		Sauer-Danfoss, Inc.	1,246,041

			2,878,555

		Media: 0.2%
5,400		Belo Corp.	51,624
6,500	@	Cox Radio, Inc.	82,875
850	@	Scholastic Corp.	26,435

			160,934

		Metal Fabricate/Hardware: 1.2%
6,000		Mueller Water Products, Inc.	60,780
17,800	@,L	RBC Bearings, Inc.	670,704
2,130		Worthington Industries	42,472

			773,956

		Mining: 1.1%
8,100	@,L	Century Aluminum Co.	591,300
6,500	@	Coeur d’Alene Mines Corp.	20,345
300		Compass Minerals International, Inc.	21,900
400		Kaiser Aluminum Corp.	25,660
5,810	@	USEC, Inc.	40,496

			699,701

		Miscellaneous Manufacturing: 5.0%
17,000	L	Acuity Brands, Inc.	905,250
200		Ameron International Corp.	22,934
680		Aptargroup, Inc.	30,410
14,250		Clarcor, Inc.	618,735
122,171	@,L	Griffon Corp.	1,104,426
11,000		Matthews International Corp. — Class A	523,710
5,200		Tredegar Corp.	75,972

			3,281,437

		Office/Business Equipment: 0.2%
10,700		IKON Office Solutions, Inc.	129,363

			129,363

		Oil & Gas: 5.8%
37,100	@,L	Approach Resources, Inc.	832,524
19,150	@,L	Bill Barrett Corp.	1,030,845
500	@	Bronco Drilling Co., Inc.	9,090
7,100	@	Denbury Resources, Inc.	241,613
600	@	Encore Acquisition Co.	40,074
2,900	@	Parker Drilling Co.	25,926
1,700	@	PetroHawk Energy Corp.	49,946
4,300	@	Rosetta Resources, Inc.	115,799
600	@	Stone Energy Corp.	40,548
2,400	@	Swift Energy Co.	138,336
90,650	@,L	Warren Resources, Inc.	1,225,588
500	@	Whiting Petroleum Corp.	46,765

			3,797,054

		Oil & Gas Services: 2.6%
47,000	@@,L	Acergy SA ADR	1,218,710
1,600	@	Allis-Chalmers Energy, Inc.	27,472
888	@	Exterran Holdings, Inc.	65,286
2,800	@	Hercules Offshore, Inc.	94,976
500	@	Hornbeck Offshore Services, Inc.	26,350
2,000	@	Oil States International, Inc.	116,840
400	@	SEACOR Holdings, Inc.	35,592
2,400	@	Trico Marine Services, Inc.	92,136
1,300	@	Union Drilling, Inc.	24,414

			1,701,776

		Pharmaceuticals: 0.0%
1,300	@	Alpharma, Inc.	32,747

			32,747

		Pipelines: 0.7%
13,300		Crosstex Energy, Inc.	453,929

			453,929

		Real Estate: 0.1%
1,100	@	Avatar Holdings, Inc.	38,137

			38,137

		Retail: 7.4%
2,600		Asbury Automotive Group, Inc.	42,822
41,300		Bob Evans Farms, Inc.	1,202,243
54,350		Casey’s General Stores, Inc.	1,189,722
4,350	@	Charming Shoppes, Inc.	25,274
104,066	@	Golfsmith International Holdings, Inc.	223,742
1,050		Group 1 Automotive, Inc.	27,342
1,900		Haverty Furniture Cos., Inc.	19,988
1,450	@	Insight Enterprises, Inc.	19,430
2,000	@	MarineMax, Inc.	19,580
4,600		O’Charleys, Inc.	51,060
159,500	@,L	Pacific Sunwear of California	1,515,250
920		Regis Corp.	27,913
2,000	@	Rush Enterprises, Inc. — Class A	32,360
2,300		Sonic Automotive, Inc.	42,895
3,700		Stage Stores, Inc.	49,987
3,100		Talbots, Inc.	22,444
15,900		World Fuel Services Corp.	383,031
700	@	Zale Corp.	15,246

			4,910,329

		Savings & Loans: 0.1%
2,100		First Place Financial Corp.	26,733
1,590	@	FirstFed Financial Corp.	23,437
2,270		Provident Financial Services, Inc.	35,707

			85,877

		Semiconductors: 4.4%
4,575	@	Applied Micro Circuits Corp.	44,881
2,100	@	Axcelis Technologies, Inc.	11,991
5,100	@	Brooks Automation, Inc.	51,969
5,956	@	DSP Group, Inc.	49,673
14,300	@	Entegris, Inc.	109,967
2,700	@	Exar Corp.	21,222
85,900	@,@@	GSI Group Inc.	693,213

See Accompanying Notes to Financial Statements

117

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of May 31, 2008 (continued)

Shares			Value

		Semiconductors (continued)
98,600	@,L	Mattson Technology, Inc.	$494,972
5,500	@	MKS Instruments, Inc.	129,580
1,700	@	Omnivision Technologies, Inc.	27,540
2,300	@	Photronics, Inc.	20,654
3,100	@	Skyworks Solutions, Inc.	32,023
34,830	@,L	Standard Microsystems Corp.	1,135,458
3,100	@	Zoran Corp.	45,353

			2,868,496

		Software: 0.7%
18,800	@	American Reprographics Co.	343,852
1,010	@	Avid Technology, Inc.	21,675
1,400	@	Digi International, Inc.	12,628
678	@	Sybase, Inc.	21,710
3,300	@	SYNNEX Corp.	82,005

			481,870

		Telecommunications: 1.9%
7,700	@	3Com Corp.	19,404
1,460		Black Box Corp.	41,902
19,250	@,L	CommScope, Inc.	1,055,863
2,500	@	Harris Stratex Networks, Inc.	28,100
5,700	@	IDT Corp.	20,349
2,400	@	Oplink Communications, Inc.	26,592
13,100	@	RF Micro Devices, Inc.	52,400
8,400	@	Sycamore Networks, Inc.	28,476

			1,273,086

		Toys/Games/Hobbies: 0.1%
2,100	@	Jakks Pacific, Inc.	49,560

			49,560

		Transportation: 3.6%
1,020		Arkansas Best Corp.	37,903
1,300	@	Gulfmark Offshore, Inc.	87,269
13,030		Landstar System, Inc.	726,032
85,775	@,L	Marten Transport Ltd.	1,537,088

			2,388,292

		Total Common Stock (Cost $66,020,702)	63,068,524

REAL ESTATE INVESTMENT TRUSTS: 2.3%

		Diversified: 0.8%
9,590		Entertainment Properties Trust	527,930
1,600		Lexington Corporate Properties Trust	24,944

			552,874

		Health Care: 0.2%
9,100		Medical Properties Trust, Inc.	111,111

			111,111

		Hotels: 0.7%
13,400		Ashford Hospitality Trust, Inc.	82,276
1,790		DiamondRock Hospitality Co.	24,541
7,193		FelCor Lodging Trust, Inc.	106,888
7,300		Hersha Hospitality Trust	69,423
7,200		Sunstone Hotel Investors, Inc.	138,600

			421,728

		Mortgage: 0.2%
5,100		Gramercy Capital Corp.	85,425
6,900		Northstar Realty Finance Corp.	69,000

			154,425

		Office Property: 0.2%
4,300		BioMed Realty Trust, Inc.	113,004

			113,004

		Single Tenant: 0.2%
5,830		National Retail Properties, Inc.	132,399
1,040		Realty Income Corp.	25,480

			157,879

		Total Real Estate Investment Trusts (Cost $1,585,540)	1,511,021

		Total Long-Term Investments (Cost $67,606,242)	64,579,545

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 18.2%

		U.S. Government Agency Obligations: 1.0%
$650,000	Z	Federal Home Loan Bank, 1.700%, due 06/02/08	$649,939

		Total U.S. Government Agency Obligations (Cost $649,939)	649,939

		Securities Lending CollateralCC: 17.2%
11,327,000		Bank of New York Mellon Corp. Institutional Cash Reserves	11,327,000

		Total Securities Lending Collateral (Cost $11,327,000)	11,327,000

		Total Short-Term Investments (Cost $11,976,939)	11,976,939

	Total Investments In Securities
	(Cost $79,583,181)*	116.1%	$76,556,484
	Other Assets and Liabilities - Net	(16.1)	(10,633,772)

	Net Assets	100.0%	$65,922,712

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2008.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $80,112,016.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$8,305,498
Gross Unrealized Depreciation	(11,861,030)

Net Unrealized Depreciation	$(3,555,532)

See Accompanying Notes to Financial Statements

118

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of May 31, 2008

Shares			Value

COMMON STOCK: 73.6%

		Auto Parts & Equipment: 0.4%
21,400	@@,L	Magna International, Inc.	$1,532,240

			1,532,240

		Banks: 0.5%
221,600	@@,L	Sumitomo Trust & Banking Co., Ltd. ADR	1,887,168

			1,887,168

		Biotechnology: 3.1%
246,500	@	Amgen, Inc.	10,853,395

			10,853,395

		Coal: 0.9%
45,000	L	Peabody Energy Corp.	3,326,400

			3,326,400

		Computers: 1.0%
139,500		Electronic Data Systems Corp.	3,416,355

			3,416,355

		Cosmetics/Personal Care: 1.1%
15,500	@@,L	Kao Corp. ADR	4,037,797

			4,037,797

		Distribution/Wholesale: 2.5%
199,400	@	Ingram Micro, Inc.	3,615,122
144,805	@,L	Tech Data Corp.	5,298,415

			8,913,537

		Diversified Financial Services: 0.7%
104,200	@,@@,	UBS AG — New	2,465,372
	L

			2,465,372

		Electric: 10.6%
70,900		Ameren Corp.	3,222,405
244,200	@@,L	Centrais Eletricas Brasileiras SA ADR — Class B	4,029,813
117,100	L	DTE Energy Co.	5,180,504
239,000	L	Idacorp, Inc.	7,327,740
403,700	@@	Korea Electric Power Corp. ADR	6,523,792
162,000		Mirant Corp.	—
421,000	L	PNM Resources, Inc.	6,251,850
78,500		Progress Energy, Inc.	3,356,660
60,100		Puget Energy, Inc.	1,682,199

			37,574,963

		Electronics: 0.4%
76,500	@,@@,	Samsung SDI Co., Ltd. GDR	1,479,793
	#

			1,479,793

		Environmental Control: 2.1%
544,200	@	Allied Waste Industries, Inc.	7,330,374

			7,330,374

		Food: 6.6%
133,300		Kroger Co.	3,684,412
325,650	@,L	Smithfield Foods, Inc.	10,189,589
515,100		Tyson Foods, Inc.	9,704,484

			23,578,485

		Forest Products & Paper: 2.2%
267,400	@@,L	AbitibiBowater, Inc.	3,176,712
677,900	@,@@,	Domtar Corp.	4,657,173
	L

			7,833,885

		Healthcare — Services: 2.6%
441,700	@,L	Apria Healthcare Group, Inc.	7,442,645
55,800	@,L	Health Net, Inc.	1,729,800

			9,172,445

		Home Builders: 1.1%
138,000	@@,L	Sekisui House Ltd. ADR	1,457,584
1,326,692	@,L	Woodbridge Holdings Corp.	2,268,643

			3,726,227

		Internet: 0.6%
73,700	@	eBay, Inc.	2,211,737

			2,211,737

		Leisure Time: 0.4%
529,700	@@	Sega Sammy Holding ADR	1,361,064

			1,361,064

		Machinery — Diversified: 1.0%
46,000	@,L	AGCO Corp.	2,779,780
35,300		Alamo Group, Inc.	817,195

			3,596,975

		Media: 0.9%
106,100	@,L	Scholastic Corp.	3,299,710

			3,299,710

		Mining: 21.7%
65,100	@@,L	Alumina Ltd. ADR	1,424,388
331,000	@@,L	Anglogold Ashanti Ltd. ADR	11,515,490
494,300	@,@@,	Apex Silver Mines Ltd.	3,361,240
	L
155,400	@,@@,	Banro Corp.	1,289,820
	L
368,200	@@	Barrick Gold Corp.	14,834,778
1,254,500	@,@@,	Crystallex International Corp.	1,016,145
	L
484,400	@@	Gold Fields Ltd. ADR	6,263,292
318,200	@,L	Gold Reserve, Inc.	642,764
377,200	@,@@,	Ivanhoe Mines Ltd.	3,485,328
	L
259,800	@@,L	Kinross Gold Corp.	5,188,206
220,100	@,@@,	Lihir Gold Ltd. ADR	6,336,679
	L
336,000		Newmont Mining Corp.	15,970,080
172,500	@,@@,	Novagold Resources, Inc.	1,443,825
	L
2,175,100	@,@@,	Orezone Resources, Inc.	3,132,144
	L
196,800	@,L	USEC, Inc.	1,371,696

			77,275,875

		Oil & Gas: 3.7%
49,600		Chevron Corp.	4,917,840
64,800	@@	Nexen, Inc.	2,492,856
33,800	@@	Petro-Canada	1,950,936
74,700		Tesoro Petroleum Corp.	1,856,295
144,200	@,L	Warren Resources, Inc.	1,949,584

			13,167,511

		Oil & Gas Services: 1.4%
105,200		BJ Services Co.	3,177,040
19,500	@@	Technip SA ADR	1,826,421

			5,003,461

		Semiconductors: 0.7%
419,600	@,L	Axcelis Technologies, Inc.	2,395,916

			2,395,916

See Accompanying Notes to Financial Statements

119

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of May 31, 2008 (continued)

Shares			Value

		Software: 0.4%
53,600		Microsoft Corp.	$1,517,952

			1,517,952

		Telecommunications: 6.3%
62,300	@@	KT Corp. ADR	1,408,603
444,200	@@	Nippon Telegraph & Telephone Corp. ADR	10,776,289
701,000	L	Sprint Nextel Corp.	6,561,360
75,000	@@	TELUS Corp.	3,499,500

			22,245,752

		Transportation: 0.3%
11,400		Union Pacific Corp.	938,334

			938,334

		Water: 0.4%
27,900	@@,L	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,572,165

			1,572,165

		Total Common Stock (Cost $262,103,703)	261,714,888

PREFERRED STOCK: 1.9%

		Telecommunications: 1.9%
8,500	P	Lucent Technologies Capital Trust I	6,802,125

		Total Preferred Stock (Cost $8,191,875)	6,802,125

RIGHTS: 0.2%

		Diversified Financial Services: 0.0%
54,600	@@	UBS AG	64,974

			64,974

		Mining: 0.2%
81,559	@@	AngloGold Ashanti Ltd.	758,499

			758,499

		Total Rights (Cost $—)	823,473

Principal
Amount			Value

CONVERTIBLE BONDS: 11.6%

		Airlines: 2.0%
$7,085,000	C,L	JetBlue Airways Corp., 3.500%, due 07/15/33	$6,969,515

			6,969,515

		Environmental Control: 1.9%
6,936,000	C,L	Allied Waste North America, Inc., 4.250%, due 04/15/34	6,675,900

			6,675,900

		Mining: 2.1%
379,000	@@,C	Apex Silver Mines Ltd., 2.875%, due 03/15/24	205,134
2,844,000	C	Coeur d’Alene Mines Corp., 1.250%, due 01/15/24	2,410,290
1,817,000	@@,C	Gold Reserve, Inc., 5.500%, due 06/15/22	935,755
4,950,000		USEC, Inc., 3.000%, due 10/01/14	4,059,000

			7,610,179

		Pharmaceuticals: 2.0%
9,520,000	C	Omnicare, Inc., 3.250%, due 12/15/35	6,985,300

			6,985,300

		Semiconductors: 1.6%
4,935,000	L	Credence Systems Corp., 3.500%, due 05/15/10	4,207,088
1,700,000	@@	Qimonda Finance, LLC, 6.750%, due 03/22/13	1,498,125

			5,705,213

		Telecommunications: 2.0%
2,143,000	C	Adaptec, Inc., 0.750%, due 12/22/23	2,078,710
1,931,000	@@,C, L	AudioCodes Ltd., 2.000%, due 11/09/24	1,747,555
3,855,000		NII Holdings, Inc., 3.125%, due 06/15/12	3,349,031

			7,175,296

		Total Convertible Bonds (Cost $42,702,413)	41,121,403

CORPORATE BONDS/NOTES: 1.2%

		Machinery — Diversified: 1.2%
4,131,000	+,C,L	Albany International Corp., 2.250% (step rate 3.250%), due 03/15/26	4,105,181

		Total Corporate Bonds/Notes (Cost $4,002,545)	4,105,181

		Total Long-Term Investments (Cost $317,000,536)	314,567,070

SHORT-TERM INVESTMENTS: 34.5%

		U.S. Government Agency Obligations: 10.1%
35,920,000	Z	Federal Home Loan Bank, 1.700%, due 06/02/08	35,916,608

		Total U.S. Government Agency Obligations (Cost $35,916,608)	35,916,608

		Securities Lending CollateralCC: 24.4%
86,692,000		Bank of New York Mellon Corp. Institutional Cash Reserves	86,692,000

		Total Securities Lending Collateral (Cost $86,692,000)	86,692,000

		Total Short-Term Investments (Cost $122,608,608)	122,608,608

	Total Investments In Securities
	(Cost $439,609,144)*	123.0%	$437,175,678
	Other Assets and Liabilities - Net	(23.0)	(81,760,278)

	Net Assets	100.0%	$355,415,400

See Accompanying Notes to Financial Statements

120

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of May 31, 2008 (continued)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2008.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $439,979,960.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$30,461,008
Gross Unrealized Depreciation	(33,265,290)

Net Unrealized Depreciation	$(2,804,282)

See Accompanying Notes to Financial Statements

121

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Equity Trust was held April 26, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve an Agreement and Plan of Reorganization by and among ING MidCap Value Fund and ING Value Choice Fund, providing for the reorganization of ING MidCap Value Fund with and into ING Value Choice Fund.

Results:

Shares
Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING MidCap Value Fund	1	3,113,109	88,737	236,349	—	3,438,195

*	The Shareholder Meeting was adjourned to May 11, 2007.

A special meeting of shareholders of ING Equity Trust was held May 11, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve an Agreement and Plan of Reorganization by and among ING MidCap Value Fund and ING Value Choice Fund, providing for the reorganization of ING MidCap Value Fund with and into ING Value Choice Fund.

Results:

Shares
Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal	For	Withheld	Abstained	Non-Vote	Voted

ING MidCap Value Fund	1	3,728,062	120,185	322,104	—	4,170,351

A special meeting of shareholders of ING Equity Trust was held August 7, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the appointment of ING Investment Management Co. (“ING IM”) as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investment, LLC, the Fund’s investment adviser, and ING IM.

Shares
Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal	For	Withheld	Abstained	Non-Vote	Voted

ING SmallCap Value Multi-Manager Fund	1	3,893,518	76,145	35,797	—	4,005,460

A special meeting of shareholders of ING Equity Trust was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

6	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.

122

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

Colleen D. Baldwin	1	142,838,245	3,375,162	—	—	146,213,407
John V. Boyer	1	142,839,786	3,373,621	—	—	146,213,407
Patricia W. Chadwick	1	142,879,042	3,334,365	—	—	146,213,407
Robert W. Crispin	1	142,786,154	3,427,253	—	—	146,213,407
Peter S. Drotch	1	142,818,018	3,395,389	—	—	146,213,407
J. Michael Earley	1	142,874,616	3,338,791	—	—	146,213,407
Patrick W. Kenny	1	142,859,525	3,353,882	—	—	146,213,407
Shaun P. Mathews	1	142,849,295	3,364,112	—	—	146,213,407
Sheryl K. Pressler	1	142,823,139	3,390,268	—	—	146,213,407
David W.C. Putnam	1	142,802,259	3,411,148	—	—	146,213,407
Roger B. Vincent	1	142,871,116	3,342,291	—	—	146,213,407
ING Equity Trust Registrant	6	65,255,655	9,875,266	4,136,288	66,946,198	146,213,407
ING Fundamental Research Fund	2	1,268,668	102,080	37,727	650,358	2,058,833
ING SmallCap Opportunities Fund	2	1,154,120	165,204	63,912	1,089,496	2,472,732
ING Value Choice Fund	2	6,840,402	862,479	325,634	5,727,750	13,756,265
ING Financial Services Fund	2	4,351,393	725,630	189,004	3,683,209	8,949,236
ING Financial Services Fund	3	4,267,300	719,011	279,716	3,683,209	8,949,236
ING LargeCap Growth Fund	2	3,310,816	351,769	1,039,218	2,604,293	7,306,096
ING LargeCap Growth Fund	3	3,284,918	1,264,899	151,986	2,604,293	7,306,096
ING MidCap Opportunities Fund	2	4,777,018	576,575	182,155	3,323,042	8,858,790
ING MidCap Opportunities Fund	3	4,764,475	542,128	229,145	3,323,042	8,858,790
ING Real Estate Fund	2	2,995,234	1,516,255	207,376	1,169,743	5,888,608
ING Real Estate Fund	3	3,032,597	1,469,668	216,600	1,169,743	5,888,608

*	The Shareholder Meeting was adjourned to November 21, 2007.

A special meeting of shareholders of ING Equity Trust was held November 21, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

6	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board. ING Equity Trust Registrant

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal	For	Withheld	Abstained	Non-Vote	Voted

Colleen D. Baldwin*	1	145,594,807	4,063,188	—	—	149,657,995
John V. Boyer*	1	145,598,175	4,059,820	—	—	149,657,995
Patricia W. Chadwick*	1	145,638,822	4,019,173	—	—	149,657,995
Robert W. Crispin*	1	145,549,893	4,108,102	—	—	149,657,995
Peter S. Drotch*	1	145,578,905	4,079,090	—	—	149,657,995
J. Michael Earley*	1	145,638,445	4,019,550	—	—	149,657,995
Patrick W. Kenny*	1	145,623,559	4,034,436	—	—	149,657,995

123

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal	For	Withheld	Abstained	Non-Vote	Voted

Shaun P. Mathews*	1	145,610,088	4,047,907	—	—	149,657,995
Sheryl K. Pressler*	1	145,572,261	4,085,734	—	—	149,657,995
David W.C. Putnam*	1	145,565,970	4,092,025	—	—	149,657,995
Roger B. Vincent*	1	145,638,762	4,019,233	—	—	149,657,995
ING Equity Trust Registrant**	6	79,506,308	10,668,337	4,710,838	54,772,512	149,657,995
ING Fundamental Research Fund**	2	1,443,305	113,432	40,108	522,567	2,119,412
ING SmallCap Opportunities Fund**	2	1,549,022	202,430	77,556	593,449	2,422,457
ING Value Choice Fund**	2	7,784,617	974,083	370,128	4,342,949	13,471,777
ING Financial Services Fund**	2	5,009,683	850,934	229,618	2,546,973	8,637,208
ING Financial Services Fund**	3	4,922,158	848,077	320,000	2,546,973	8,637,208
ING LargeCap Growth Fund**	2	5,090,772	433,801	1,182,972	1,740,115	8,447,660
ING LargeCap Growth Fund**	3	5,064,558	1,342,472	300,515	1,740,115	8,447,660
ING MidCap Opportunities Fund**	2	5,731,422	653,749	236,237	2,638,491	9,259,899
ING MidCap Opportunities Fund**	3	5,720,977	614,518	285,913	2,638,491	9,259,899
ING Real Estate Fund**	2	5,180,936	1,564,686	265,515	1,128,923	8,140,060
ING Real Estate Fund**	3	5,201,517	1,515,693	293,927	1,128,923	8,140,060

*	Proposal 1 was passed.

**	The Shareholder Meeting was adjourned to December 17, 2007.

A special meeting of shareholders of ING Equity Trust was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

6	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal	For	Withheld	Abstained	Non-Vote	Voted

ING Equity Trust Registrant*	6	85,867,939	12,258,066	5,285,491	50,812,577	154,224,073
ING SmallCap Opportunities Fund**	2	1,713,469	221,312	83,651	541,705	2,560,137
ING Real Estate Fund*	2	6,818,206	1,663,746	421,917	1,116,572	10,020,441
ING Real Estate Fund*	3	6,826,141	1,621,890	455,838	1,116,572	10,020,441
ING MidCap Opportunities Fund*	2	6,755,129	720,754	255,254	2,284,490	10,015,627
ING MidCap Opportunities Fund*	3	6,734,296	686,793	310,048	2,284,490	10,015,627
ING Value Choice Fund**	2	8,341,508	1,018,122	391,026	4,006,377	13,757,033
ING Financial Services Fund**	2	5,383,506	897,365	247,763	2,283,205	8,811,839
ING Financial Services Fund**	3	5,297,660	892,996	337,978	2,283,205	8,811,839
ING LargeCap Growth Fund**	2	5,376,473	476,864	1,206,724	1,631,213	8,691,274
ING LargeCap Growth Fund**	3	5,333,622	1,399,058	327,381	1,631,213	8,691,274

*	Proposals did not pass.

**	The Shareholder Meeting was adjourned to December 31, 2007.

124

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

A special meeting of shareholders of ING Equity Trust was held December 31, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal	For	Withheld	Abstained	Non-Vote	Voted

ING SmallCap Opportunities Fund	2	1,775,050	293,444	87,272	520,756	2,676,522
ING Value Choice Fund*	2	10,944,086	1,033,891	423,150	3,666,373	16,067,500
ING Financial Services Fund	2	5,871,390	948,005	273,353	2,050,972	9,143,720
ING Financial Services Fund	3	5,782,726	946,455	363,567	2,050,972	9,143,720
ING LargeCap Growth Fund	2	5,694,819	504,035	1,218,576	1,500,201	8,917,631
ING LargeCap Growth Fund	3	5,658,473	1,419,293	339,664	1,500,201	8,917,631

*	Proposal for ING Value Choice Fund passed.

125

TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2008 were as follows:

Fund Name	Type	Per Share Amount

ING Real Estate Fund
Class A	NII	$0.1905
Class B	NII	$0.0541
Class C	NII	$0.0461
Class I	NII	$0.2419
Class O	NII	$0.1863
Class Q	NII	$0.1892
Class W	NII	$0.1677
Class A	ROC	$0.1234
Class B	ROC	$0.1234
Class C	ROC	$0.1234
Class I	ROC	$0.1234
Class O	ROC	$0.1234
Class Q	ROC	$0.1234
Class W	ROC	$0.0528
Class A	LTCG	$1.6676
Class B	LTCG	$1.6676
Class C	LTCG	$1.6676
Class I	LTCG	$1.6676
Class O	LTCG	$1.6676
Class Q	LTCG	$1.6676
Class W	LTCG	$0.0635
ING Equity Dividend Fund
Class A	NII	$0.0758
Class B	NII	$0.0598
Class C	NII	$0.0590
ING Fundamental Research Fund
All Classes	STCG	$0.0564
All Classes	LTCG	$0.6221
ING MidCap Opportunities Fund
All Classes	STCG	$0.4548
All Classes	LTCG	$2.0407
ING Opportunistic LargeCap Fund
All Classes	STCG	$0.3474
All Classes	LTCG	$0.3327
ING Financial Services Fund
Class A	NII	$0.2814
Class B	NII	0.0211
Class C	NII	0.2032
Class O	NII	0.2941
All Classes	STCG	0.1377
All Classes	LTCG	2.7246
ING LargeCap Value Fund
Class A	NII	$0.0899
Class B	NII	$0.0028
Class C	NII	$0.0163
Class I	NII	$0.1383
All Classes	STCG	$0.4225
All Classes	LTCG	$1.3163
ING SmallCap Value Multi-Manager Fund
Class A	NII	$0.0426
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0735
All Classes, except Class W	STCG	$0.2173
All Classes, except Class W	LTCG	$0.2871
ING Value Choice Fund
Class A	NII	$0.0530
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0775
All Classes, except Class W	STCG	$0.2012
All Classes, except Class W	LTCG	$0.7607

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain
ROC — Return of capital

Of the ordinary distributions made during the year ended May 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Equity Dividend Fund	100.00%
ING Fundamental Research Fund	76.05%
ING MidCap Opportunities Fund	13.65%
ING Opportunistic LargeCap Fund	16.89%
ING Financial Services Fund	97.37%
ING LargeCap Value Fund	73.56%
ING SmallCap Value Multi-Manager Fund	44.12%
ING Value Choice Fund	27.22%

For the year ended May 31, 2008, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Equity Dividend Fund	100.00%
ING Fundamental Research Fund	71.94%
ING MidCap Opportunities Fund	14.32%
ING Opportunistic LargeCap Fund	18.21%
ING Financial Services Fund	97.08%
ING LargeCap Value Fund	76.03%
ING SmallCap Value Multi-Manager Fund	47.26%
ING Value Choice Fund	38.56%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Equity Dividend Fund	0.71%
ING Fundamental Research Fund	1.13%
ING Financial Services Fund	2.35%
ING LargeCap Value Fund	5.36%
ING SmallCap Value Multi-Manager Fund	5.50%
ING Value Choice Fund	42.74%

126

TAX INFORMATION (Unaudited) (continued)

The following Funds designate 100% of their short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING Fundamental Research Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Financial Services Fund
ING LargeCap Value Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

127

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at (800) 992-0180.

				Number of
				Funds
				in Fund
	Position(s)	Term of Office		Complex(2)
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 — Present	President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004).	177	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (March 2008 — Present). Formerly, Consultant (July 2007 — February 2008). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007), and Executive Director, The Mark Twain House & Museum(3) (September 1989 — November 2005).	177	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	177	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 — Present	Retired partner. PricewaterhouseCoopers, LLP.	177	First Marblehead Corporation, (October 2003 — Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 — January 2007); Tufts Health Plan, Director (June 2006 — Present); and University of Connecticut, Trustee (November 2004 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	February 2002 — Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — Present).	177	Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	177	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Re Holdings Corp. (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	177	Global Alternative Asset Management, Inc. (October 2007 — Present) and Stillwater Mining Company (May 2002 — Present).

128

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Funds
				in Fund
	Position(s)	Term of Office		Complex(2)
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/Trustee	February 2002 — Present	President, Springwell Corporation (March 1989 — Present).	177	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

Trustees who are “Interested Persons:”

Robert W. Crispin(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 — Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 — December 2007).	177	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

Shaun P. Mathews(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004), and Head of Rollover/Payout (October 2001 — December 2003).	177	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(5), ING Funds Services, LLC(6), ING Investments, LLC(7) and ING Pilgrim Funding, Inc. (December 2005 — Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table,“Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Trust as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

129

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); CMO, ING USFS (April 2002 — October 2004); and Head of ING/USFS Rollover/Payout (October 2001 — December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	July 2005 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(5) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	July 2005 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present). Formerly, Chief Investment Officer of International Portfolios, ING Investments, LLC(2) (August 2000 — January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 — Present July 2005 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present), ING Investments, LLC(2) and Directed Services LLC(5) (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	July 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 — September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	July 2005 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 — October 2003).

130

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Senior Vice President, ING Investments, LLC (December 2006 — Present); and ING Funds Services, LLC(3) (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	July 2005 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	July 2005 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); and Vice President, ING Investments, LLC(2) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

William Evans 10 State House Road Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	July 2005 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 — October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

131

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	July 2005 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); Tax Senior, ING Funds Services (January 2004 — March 2005); and Tax Senior, KPMG LLP (August 2002 — December 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	July 2005 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	July 2005 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008) and Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services LLC is the successor in interest to Directed Services, Inc.

132

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Section 15 of the Investment Company Act of 1940 Act, as amended (the “1940 Act”) mandates that, when a series of ING Equity Trust (the “Trust”) enters into a new advisory contract (“Advisory Contract”) or sub-advisory agreement (“Sub-Advisory Contract”), the Board of Trustees (the “Board”) of the Trust, including a majority of Board members who have no direct or indirect interest in the Advisory and Sub-Advisory contracts, and who are not “interested persons” of the series, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered in determining whether to approve new Advisory and Sub-Advisory Contracts for three of its series.

ING Equity Dividend Fund

At a meeting held on November 30, 2007, the Board considered the approval of Advisory Contracts for ING Equity Dividend Fund, a new series of the Trust, between ING Investments, LLC (the “Adviser”) and the Trust and the Sub-Advisory Contract with ING Investment Management Co. (the “Sub-Adviser” or “ING IM”), the sub-adviser to the Fund.

In determining whether to approve the Advisory and Sub-Advisory Contracts for ING Equity Dividend Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Fund, should be approved. The materials provided to the Board in support of the Fund’s advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things, ING IM’s experience in managing other investment portfolios in accordance with a growth and income investment mandate and the fit of the Fund in the ING Funds line-up; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) Fund Analytical Comparison Tables (“FACT sheets”) for the Fund that compare the Fund’s proposed fee structure to its comparable selected peer group (“SPG”) and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the forms of Advisory and Sub-Advisory Contracts for the Fund; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing funds in the ING Funds complex, and by ING IM in connection with its management of other funds in the ING Funds complex.

At the November 30, 2007 Meeting, the Board noted that, in managing the Fund, the Adviser and ING IM each would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 (the “Advisers Act”) that had been previously approved by the Board in connection with other funds in the ING Funds complex.

The Board’s consideration of whether to approve the Advisory Contract with the Adviser on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Fund under the proposed Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Funds complex, including other funds managed by ING IM; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by the Adviser to ING IM; (5) the fairness of the Adviser’s compensation under an Advisory Contract with level fees that does not include breakpoints; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is below the average and the median management fees of the funds in the Fund’s SPG, and (b) the estimated expense ratio for the Fund is below the average and the median expense ratios of the funds in the Fund’s SPG; (7) the projected profitability of the Adviser when sub-advisory fees payable by the Adviser to ING IM are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other ING Funds; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to

133

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the ING Funds complex; (10) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the November 2007 meeting, with respect to its capabilities as a manager-of-managers in overseeing similar funds; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Fund.

In reviewing the proposed Sub-Advisory Contract with ING IM the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of ING IM to other funds in the ING Funds complex; (2) ING IM’s strength and reputation in the industry; (3) the information that had been provided by ING IM in advance of the November 2007 meeting with respect to ING IM’s sub-advisory services; (4) the nature and quality of the services to be provided by ING IM under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM, including its management team’s expertise in the management of other ING Funds, including those that are managed in accordance with a growth and income mandate; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by ING IM as the Fund’s Sub-Adviser; (7) the costs for the services to be provided by ING IM; (8) ING IM’s operations and compliance program, including its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds complex; (9) ING IM’s financial condition; (10) the appropriateness of the selection of ING IM in light of the Fund’s proposed investment objective and prospective investor base; and (11) ING IM’s Code of Ethics, which had previously been approved for other ING Funds.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (4) each of the Adviser and ING IM maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Value Multi-Manager Fund (formerly ING SmallCap Value Choice Fund) and ING Value Choice Fund

Tradewinds Global Investors, LLC (“Tradewinds”) has sub-advised the ING Value Choice Fund and NWQ Investment Management Company, LLC (“NWQ,” and together with Tradewinds, the “Sub-Advisers”) has sub-advised a portion of ING SmallCap Value Multi-Manager Fund (the “Value Funds”) since April 2006 and February 2005, respectively, under Sub-Advisory Contracts with the Sub-Advisers (the “Former Agreements”). As discussed in the Semi-Annual Report to Shareholders for the period ended November 30, 2007, the Former Agreements were last approved for renewal by the Board on November 30, 2007. On November 13, 2007, Nuveen Investments, Inc. (“Nuveen”), the parent of Tradewinds and NWQ, was acquired by Windy City Investments, Inc. (“Windy City”), a corporation formed by private equity investors led by Madison Dearborn Partners, LLC (the “Transaction”). As a result Tradewinds and NWQ, previously wholly-owned subsidiaries of Nuveen, became indirect wholly-owned subsidiaries of Windy City.

The 1940 Act requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as such term is defined under the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the Transaction constituted a sale of a controlling block of voting securities of Tradewinds and NWQ, resulting in the assignment and automatic termination of the Former Agreements.

In order for management of the Value Funds to continue uninterrupted after the sale, the Adviser entered into a new Sub-Advisory Contract with the

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Sub-Adviser for each Fund, effective as of November 16, 2007, under which the Sub-Adviser has continued to provide day-to-day management services to each Value Fund (each a “New Agreement” and together, the “New Agreements”). The Transaction did not result in a change to the personnel managing the Value Funds or their investment strategies.

In anticipation of the Transaction, at a meeting held on September 12, 2007, the Board, including a majority of the Independent Trustees, determined to re-appoint Tradewinds and NWQ as sub-adviser to each Value Fund, as applicable under the New Agreements. In determining whether to approve the New Agreements for the Value Funds, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Agreement should be approved for each Fund. The materials provided to the Board in support of the New Agreements included the following: (1) a memorandum discussing the change of control of the Sub-Advisers and the resulting assignment and automatic termination of the Former Agreements; (2) responses to questions posed by Kirkpatrick & Lockhart Preston Gates Ellis LLP, the Board’s independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the forms of the New Agreements; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by Management and by the Sub-Advisers in connection with their management of funds in the ING Funds Complex, including the Value Funds. Such information included, among other things: (1) a detailed analysis of each Fund’s performance, including attribution analyses, which had been provided at regular Board meetings; and (2) a presentation to the Domestic Equity Investment Review Committee, at its September 11, 2007 meeting, from representatives of the Sub-Advisers regarding the Funds.

The Board’s consideration of whether to approve the New Agreements took into account several factors including, but not limited to, the following: (1) the Adviser’s view with respect to the Sub-Advisers’ management of each Value Fund; (2) the nature and quality of the services to be provided by the Sub-Advisers under the New Agreements; (3) the personnel, operations, and investment management capabilities of the Sub-Advisers after the consummation of the Transaction, including the Sub-Advisers’ representations that the portfolio management personnel providing day-to-day management services to each Value Fund would remain in place through the closing of the Transaction and would continue to manage assets after the close; (4) the fairness of the compensation under each New Agreement in light of the services to be provided by the Sub-Advisers and the fact that there would be no change in the projected profitability of the Sub-Advisers or the Adviser in connection with the Transaction; (5) that the sub-advisory fee rate payable by the Adviser under each New Agreement would remain unchanged after the Transaction is completed and the Transaction would not affect the advisory fee payable by each Value Fund to the Adviser; (6) the Sub-Advisers’ representations that the Transaction would not adversely affect the nature and quality of services provided to each Value Fund and that the Transaction was not expected to have a material adverse effect on the ability of the Sub-Advisers to provide those services; (7) the Sub-Advisers’ operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of the Value Funds and other funds in the ING Funds complex; and (8) the Sub-Advisers’ Code of Ethics, which has previously been approved for the Value Funds and other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions with respect to each Value Fund: (1) the applicable Sub-Adviser should be re-appointed as the Value Fund’s Sub-Adviser under the New Agreement and continue to provide sub-advisory services to the Fund; and (2) the sub-advisory fee rate payable by the Adviser to the Sub-Advisers is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of each Value Fund’s more recent performance and other relevant factors in the course of deliberations for the next annual renewal of the Advisory Contracts in November 2008.

Based on these conclusions and other factors, the Board voted to approve the New Agreements. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

135

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Approval of New Sub-Advisory Contract for ING LargeCap Value Fund

On May 30, 2008, the Board, including a majority of the Independent Trustees, determined to appoint Tradewinds Global Investors, LLC (“Tradewinds”) as sub-adviser to the ING LargeCap Value Fund and considered the approval of a new sub-advisory contract (the “New Agreement”) for the Fund. The Board approved the New Agreement under which Tradewinds would provide sub-advisory services to transition the Fund’s investment portfolio in the pre-merger period if Fund shareholders approved the merger of the Fund with and into the ING Value Choice Fund (the “Merger”) and the sub-advisory contract with Tradewinds. In determining whether to approve the New Agreement for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Agreement should be approved for the Fund. The materials provided to the Board in support of the New Agreement included the following: (1) a memorandum discussing the implementation of the transition strategy for the Fund in anticipation of the Merger; (2) responses to questions posed by K&L Gates on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of the New Agreement; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by Management and by Tradewinds in connection with its management of funds in the ING Funds Complex, including the Fund. Such information included, among other things: (1) a detailed analysis of the Fund’s and ING Value Choice Fund’s performance, including attribution analyses, which had been provided at regular Board meetings; and (2) a presentation to the DE IRC, at its September 11, 2007 meeting, from Tradewinds’ representatives regarding the ING Value Choice Fund.

The Board’s consideration of whether to approve the New Agreement took into account several factors including, but not limited to, the following: (1) the Adviser’s view with respect to Tradewinds’ management of the ING Value Choice Fund; (2) the nature and quality of the services to be provided by Tradewinds under the New Agreement; (3) the personnel, operations, and investment management capabilities of Tradewinds; (4) the fairness of the compensation under the New Agreement in light of the services to be provided by Tradewinds; (5) that the sub-advisory fee rate payable by the Adviser; (6) Tradewinds’ operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds complex; and (7) Tradewinds’ Code of Ethics, which has previously been approved for the Fund and other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) Tradewinds should be appointed as the Fund’s Sub-Adviser under the New Agreement and to provide advisory services to the Fund in the pre-merger period; and (2) the sub- advisory fee rate payable by the Adviser to Tradewinds is reasonable in the context of all factors considered by the Board.

Based on these conclusions and other factors, the Board voted to approve the New Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

136

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Fund of Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING Equity Dividend Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING Index Plus LargeCap Equity Fund IV
ING Index Plus LargeCap Equity Fund V
ING Index Plus LargeCap Equity Fund VI
ING Index Plus LargeCap Equity Fund VII
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund

Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

International Fund-of-Funds
ING Diversified International Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Money Market Fund
ING Classic Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-UDEABCIOQW     (0508-072808)

Annual Report
May 31, 2008
Classes A, B, C and Q
Equity Index Funds
•	ING Index Plus LargeCap Equity Fund

•	ING Index Plus LargeCap Equity Fund II

•	ING Index Plus LargeCap Equity Fund III (formerly, ING Principal Protection Fund III)

•	ING Index Plus LargeCap Equity Fund IV (formerly, ING Principal Protection Fund IV)

•	ING Index Plus LargeCap Equity Fund V (formerly, ING Principal Protection Fund V)

•	ING Index Plus LargeCap Equity Fund VI (formerly, ING Principal Protection Fund VI)
Principal Protection Funds
•	ING Principal Protection Fund VII

•	ING Principal Protection Fund VIII

•	ING Principal Protection Fund IX

•	ING Principal Protection Fund X

•	ING Principal Protection Fund XI

•	ING Principal Protection Fund XII
E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,
The first half of the year has been a challenging period for investors. We have seen a variety of industries impacted by an economic uncertainty and market volatility.
Often what happens in these situations is that anxiety clouds sound investment principles. Market corrections are a natural part of the investment cycle, and attempts to “time” buy-and-sell decisions often hinder achieving long-term investment goals. Research bears this out. Based on Bloomberg research, if you were fully invested in domestic equities between December 1997 and December 2007, a $10,000 investment would have grown to more than $17,000. However, had you missed the “best” 10 days of that ten-year period, your $10,000 would have grown to less than $12,000. Missing the best 20 days of that ten-year cycle would have been even costlier — resulting in your original $10,000 investment being worth less than $8,000.(1) No one knows when those “best” days will occur, but history tells us that, when investing, staying focused on the long term may be the prudent strategy.
ING encourages you to take this opportunity to meet with your financial professionals to ensure your portfolio reflects your goals and risk tolerance. In doing this, many investors discover that building a well-diversified investment portfolio — one made up of allocations to a wide range of asset classes — may be the best way to withstand market volatility.
At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.
Sincerely,
Shaun Mathews,
CEO
ING Funds
June 30, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Bloomberg calculations based on performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) between December 31, 1997 and December 31, 2007.

Market Perspective: Year Ended May 31, 2008

In our semi-annual report we described how investors, initially hopeful that central bankers could loosen the credit squeeze that had taken hold in the months before, were having second thoughts. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) had slumped in November. There followed four consecutive losing months as mutually reinforcing financial dislocation and economic weakness, plus soaring food and energy prices intensified the crisis and drove investors from risk assets. A strong bounce in April presaged a tentative gain in May that was fading fast by the end. In the second half of our fiscal year global equities fell 5.8% (fell 8.95% for the whole fiscal year).
In currencies for the six months through May, the dollar fell 4.7% against the euro (hawkish European Central Bank), 4.1% against the yen (carry trades unwound), but recovered 4.8% against the pound (UK economy on the precipice). Corresponding whole year losses versus the euro and the yen were 13.4% and 13.2%, respectively, and the gain against the pound was 0.1%.
The Federal Reserve Board’s first response to the credit crisis had been to reduce its discount rate, (the lending rate to banks) by 125 basis points (1.25%) in August through October. It had also cut the federal funds rate by 75 basis points (0.75%). By year-end both rates were reduced by another 25 basis points (0.25%).
But using the discount window had a stigma attached to it and credit stayed tight, as a procession of financial institutions reported heavy write-downs of mortgage-backed assets.
The credit crisis had its roots in the real economy of course, where most statistics remained grim.
In housing, the source of much of the problem, sales of new and existing homes continued to plumb multi-year depths. In May, one index of house prices recorded its fifteenth straight fall at an accelerating rate, while foreclosures surged. The February through May payrolls reports all showed declines, the first time payrolls had fallen in over four years. Gross domestic product (“GDP”) growth was reported at a slim 0.9% annualized.
On the inflation front, by early March the price of a barrel of oil was regularly setting new records above $100. Prices of agricultural foodstuffs were also soaring, caused by ever increasing demand, inelastic supply, the effect of the price of oil on transportation and the cost of fertilizer, as well as the actions of some governments in subsidizing consumption and restricting exports.
Yet despite headline consumer price index (“CPI”) inflation at 4%, there was already no doubt about the intended direction of policy.
On a holiday Monday in January, after Moody’s Investors Services Inc. (“Moody’s”) put the Aaa ratings of mono-line insurers on review, major international stock markets sold off by about 6%. On Tuesday, the Federal Reserve Board (the “Fed”) acted, cutting the federal funds and discount rates by 75 basis points (0.75%). By the end of April the discount rate would be lower still, by 175 basis points (1.75%) and the federal funds rate by 150 basis points (1.50%). On the fiscal side, Congress passed a $168 billion plan to stimulate the economy.
Events took a remarkable turn in March when Bear Stearns was laid low in days by rumors of pending insolvency. The Fed brokered the sale of Bear Stearns to JP Morgan for just $10 per share, providing loan finance for the purpose. In addition, crucially, it agreed to extend liquidity to primary dealers and to accept mortgage backed securities as collateral.
Stock markets globally seemed to take heart from this watershed event and recovered an average of 6% in April. This continued into May with the Fed’s early announcement of the expansion of its various liquidity extension programs. But by mid-month the trajectory was turning back down, as the producer price index registered the biggest annual increase since 1991 and oil nudged $130 per barrel. Our fiscal year ended with the University of Michigan consumer confidence index languishing at 1980 levels.
For the six-month period through May 31, 2008, fixed income returns reflected the flight to safety. Treasury Bill yields dropped 122 basis points (1.22%) (fell 274 basis points or 2.74% for the whole fiscal year), while 10-year Note yields actually rose by 8 basis points (0.08%), as inflationary concerns persisted (fell 84 basis points or 0.84% for the whole fiscal year). The Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds returned 1.49% for the second six months and 6.89% for the fiscal year.
U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) including dividends, fell 4.5% in the second six months (fell 6.7% for the whole fiscal year). In addition to the conditions and events described above investors faced dividend cuts by some high-profile names in the

Market Perspective: Year Ended May 31, 2008

financials sector and weighed by that sector, a third consecutive quarter of declining profits. The S&P 500® Index stood 10.5% below its all time high reached on October 9.
Internationally, the MSCI Japan® Index(4) fell 7.3% in the six months through May 31, 2008 (fell 18.4% for the whole fiscal year) as exports faced the threats of a slowing world economy and a sharply higher yen, while household spending stagnated. The MSCI Europe ex UK® Index(5) fell 10.4% in the six months through May 31, 2008 (fell 14.8% for the whole fiscal year) with banks taking vast write-downs on the value of asset backed securities. But there were only pockets of weakness in the housing market and with unemployment at a record low plus the highest headline inflation since 1992, the European Central Bank was in no mood to reduce interest rates. In the UK, the MSCI UK® Index(6) fell 4.1% in the six months through May 31, 2008 (fell 6.1% for the whole fiscal year). The Bank of England cut rates three times, but by just 0.25% each time because of accelerating inflation. Despite the worst housing downturn since 1992, the UK market did less badly than in the rest of Europe due to its 30% weighting in surging materials and energy.

(1)	The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)	The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)	The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
All indices are unmanaged and investors cannot invest directly in an index.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Index Plus LargeCap Equity Fund	Portfolio Managers’ Report

ING Index Plus Large Cap Equity Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(4) (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D., and Vincent Costa, CFA, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.
Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (9.78)% compared to the S&P 500® Index and the Lehman Brothers 1-3 Year Government Index(5) (“LB 1-3 Gov Index”), which returned (6.70)% and 7.27%, respectively, for the same period.
Portfolio Specifics: The summer of 2007 was difficult for the Fund. The dislocation of quantitative funds, including the Fund, appeared to be driven by changes in liquidity that impacted the risk and leverage of many of the quantitative managers. During the later part of June and early July, we saw a clear transition in market leadership from value to growth and from small-cap to large-cap, in combination with a spike in volatility triggered by the sub-prime turmoil. During the first week of August, the quantitative managers with significant amounts of leverage were forced to systematically unwind positions, which affected all our strategies and also impacted the Fund.
The Fund bounced back in the fourth quarter of 2007 as we recalibrated factor weights in our quantitative model to adjust to the new growth-oriented market. The Fund ended 2007 almost flat relative to the benchmark despite the turmoil in the summer.
The first quarter of 2008 witnessed a number of transitions in market leadership and factor performance. January started out strongly for growth and momentum factors, and then had a dramatic reversal to value and quality. In February, we saw a return to growth and momentum factors as value and quality struggled in February and March. It was difficult for the Fund’s model to adapt to this factor volatility and trendless environment.
We believe the factor volatility was due primarily to uncertainty about the economy, the sub-prime credit crisis and the related Federal Reserve Board (the “Fed”) actions during the quarter. The net effect of this environment, in our opinion, was a market that was driven by news rather than the company fundamentals, (e.g., valuation, quality and earnings growth) that the Fund’s model emphasizes. In April and May of 2008, the portfolio began to stabilize as the market began to revert to company fundamentals.
Overall, security selection in the healthcare, information technology, energy and financials sectors detracted from performance. These losses were partially offset by favorable security selection in the consumer discretionary and consumer staples sector.
Among the top detractors during the year were overweight positions in Goldman Sachs, Inc., American International Group, Inc. and NVIDIA Corp. Among the top contributors this period were underweight positions in Citigroup, Inc. and Federal National Mortgage Association (“Fannie Mae”) and an overweight position in Occidental Petroleum Corp.
Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	4.7%
Chevron Corp.	2.6%
General Electric Co.	2.0%
International Business Machines Corp.	1.9%
Microsoft Corp.	1.8%
AT&T, Inc.	1.7%
ConocoPhillips	1.7%
Hewlett-Packard Co.	1.6%
JPMorgan Chase & Co.	1.5%
Procter & Gamble Co.	1.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.
Portfolio holdings are subject to change daily.
Outlook and Current Strategy: Our research builds a structured fund of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.
At the close of the reporting period, the Fund was overweight in the consumer discretionary sector and underweight in the healthcare, financials and information technology sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	ING Index Plus LargeCap Equity Fund

Average Annual Total Returns for the Periods Ended May 31, 2008

			Since Inception
			of Classes A, B, C and Q
	1 Year	5 Year	October 12, 2001
Including Sales Charge:
Class A(1)	(12.46)%	0.36%	1.06%
Class B(2)	(14.91)%	0.25%	1.20%
Class C(3)	(11.12)%	0.81%	1.21%
Class Q	(9.45)%	1.68%	2.08%
Excluding Sales Charge:
Class A	(9.78)%	1.57%	1.96%
Class B	(10.43)%	0.82%	1.20%
Class C	(10.45)%	0.81%	1.21%
Class Q	(9.45)%	1.68%	2.08%
S&P 500® Index(4)	(6.70)%	9.77%	6.45	%(6)
LB 1-3 Gov Index(5)	7.27%	3.30%	3.69	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%. Effective October 12, 2006, the maximum Class A sales charge has been lowered to 3.00%. Return calculations with a starting date prior to October 12, 2006 are based on a 5.75% sales charge, while returns with a starting date on or after October 12, 2006 are based on a 3.00% sales charge.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 0.75% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The LB 1-3 Gov Index is an unmanaged index comprised of all issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from October 1, 2001.
Prior to October 12, 2006, the Fund had different investment objectives and principal investment strategies.

ING Index Plus LargeCap Equity Fund II	Portfolio Managers’ Report

ING Index Plus Large Cap Equity Fund II (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(4) (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D., and Vincent Costa, CFA, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.
Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (9.83)% compared to the S&P 500® Index and the Lehman Brothers 1-3 Year Government Index(5) (“LB 1-3 Gov Index”), which returned (6.70)% and 7.27%, respectively, for the same period.
Portfolio Specifics: The summer of 2007 was difficult for the Fund. The dislocation of quantitative funds, including the Fund, appeared to be driven by changes in liquidity that impacted the risk and leverage of many of the quantitative managers. During the later part of June and early July, we saw a clear transition in market leadership from value to growth and from small-cap to large-cap, in combination with a spike in volatility triggered by the sub-prime turmoil. During the first week of August, the quantitative managers with significant amounts of leverage were forced to systematically unwind positions, which affected all our strategies and also impacted the Fund.
The portfolio bounced back in the fourth quarter of 2007 as we recalibrated factor weights in our quantitative model to adjust to the new growth-oriented market. The Fund ended 2007 almost flat relative to the benchmark despite the turmoil in the summer.
The first quarter of 2008 witnessed a number of transitions in market leadership and factor performance. January started out strongly for growth and momentum factors, and then had a dramatic reversal to value and quality. In February, we saw a return to growth and momentum factors as value and quality struggled in February and March. It was difficult for the Fund’s model to adapt to this factor volatility and trendless environment.
We believe the factor volatility was due primarily to uncertainty about the economy, the sub-prime credit crisis and the related Federal Reserve Board (the “Fed”) actions during the quarter. The net effect of this environment, in our opinion, was a market that was driven by news rather than the company fundamentals, (e.g., valuation, quality and earnings growth) that the Fund’s model emphasizes. In April and May of 2008, the portfolio began to stabilize as the market began to revert to company fundamentals.
Overall, security selection in the healthcare, information technology, energy and financials sectors detracted from performance. These losses were partially offset by favorable security selection in the consumer discretionary and consumer staples sector.
Among the top detractors during the year were overweight positions in Goldman Sachs, Inc., American International Group, Inc. and NVIDIA Corp. Among the top contributors this period were underweight positions in Citigroup, Inc. and Federal National Mortgage Association (“Fannie Mae”) and an overweight position in Occidental Petroleum Corp.
Top Ten Holdings
as of May 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	4.9%
Chevron Corp.	2.7%
General Electric Co.	2.1%
International Business Machines Corp.	1.9%
Microsoft Corp.	1.9%
AT&T, Inc.	1.7%
ConocoPhillips	1.7%
Hewlett-Packard Co.	1.6%
JPMorgan Chase & Co.	1.5%
Procter & Gamble Co.	1.4%
Portfolio holdings are subject to change daily.
Outlook and Current Strategy: Our research builds a structured fund of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.
At the close of the reporting period, the Fund was overweight in the consumer discretionary sector and underweight in the healthcare, financials and information technology sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	ING Index Plus LargeCap Equity Fund II

Average Annual Total Returns for the Periods Ended May 31, 2008

			Since Inception
			of Classes A, B and C
	1 Year	5 Year	February 1, 2002
Including Sales Charge:
Class A(1)	(12.55)%	(0.71)%	0.05%
Class B(2)	(15.01)%	(0.85)%	0.21%
Class C(3)	(11.17)%	(0.29)%	0.22%
Excluding Sales Charge:
Class A	(9.83)%	0.47%	0.99%
Class B	(10.54)%	(0.30)%	0.21%
Class C	(10.51)%	(0.29)%	0.22%
S&P500® Index(4)	(6.70)%	9.77%	5.34%
LB 1-3 Gov Index(5)	7.27%	3.30%	3.72%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Equity Fund II against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%. Effective February 1, 2007, the maximum Class A sales charge has been lowered to 3.00%. Return calculations with a starting date prior to February 1, 2007 are based on a 5.75% sales charge, while returns with a starting date on or after February 1. 2007 are based on a 3.00% sales charge.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 0.75% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The LB 1-3 Gov Index is an unmanaged index comprised of all issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.
Prior to February 1, 2007, the Fund had a different investment objective and investment strategies.

ING Index Plus LargeCap Equity Fund III	Portfolio Managers’ Report
ING Index Plus Large Cap Equity Fund III* (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(4) (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D., and Vincent Costa, CFA, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.
Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (10.04)%, compared to the S&P 500® Index and the Lehman Brothers 1-3 Year Government Index(5) (“LB 1-3 Gov Index”), which for the same period returned (6.70)% and 7.27%, respectively.
Portfolio Specifics: The Fund converted from ING Principal Protection Fund III (“PPF”) to ING Index Plus LargeCap Equtiy Fund III on June 5, 2007. The PPF investment discipline therefore did not have a significant impact on Fund results for the reporting period; virtually the entire reporting period result stemmed from the Fund’s Index Plus discipline.
The summer of 2007 was difficult for the Fund. The dislocation of quantitative portfolios appeared to be driven by changes in liquidity that impacted the risk and leverage of many quantitative managers. During the later part of June and early July, we saw a clear transition in market leadership from value to growth and from small-cap to large-cap, including the Fund, in combination with a spike in volatility triggered by the sub-prime turmoil. During the first week of August, the quantitative managers with significant amounts of leverage were forced to systematically unwind positions, which affected all our strategies and also impacted the Fund.
The Fund bounced back in the fourth quarter of 2007 as we recalibrated factor weights in our quantitative model to adjust to the new growth- oriented market. The Fund ended 2007 almost flat relative to the benchmark despite the turmoil in the summer.
The first quarter of 2008 witnessed a number of transitions in market leadership and factor performance. January started out strongly for growth and momentum factors, and then had a dramatic reversal to value and quality. In February we saw a return to growth and momentum factors as value and quality struggled in February and March. It was difficult for the Fund’s model to adapt to this factor volatility and trendless environment.
We believe the factor volatility was due primarily to uncertainty about the economy, the sub-prime credit crisis and the related Federal Reserve Board (the “Fed”) actions during the quarter. The net effect of this environment, in our opinion, was a market that was driven by news rather than the company fundamentals, (e.g., valuation, quality and earnings growth) that the Fund’s model emphasizes. In April and May of 2008, the portfolio began to stabilize as the market began to revert to company fundamentals.
Overall, security selection in the healthcare, information technology, energy and financials sectors detracted from performance. These losses were partially offset by favorable security selection in the consumer discretionary sector.
Among the top detractors during the year were overweight positions in Goldman Sachs, Inc., American International Group, Inc. and NVIDIA Corp. Among the top contributors this period were underweight positions in Citigroup, Inc. and Federal National Mortgage Association (“Fannie Mae”) and an overweight position in Occidental Petroleum Corp.
Top Ten Holdings
as of May 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	4.8%
Chevron Corp.	2.6%
General Electric Co.	2.1%
International Business Machines Corp.	1.9%
Microsoft Corp.	1.9%
AT&T, Inc.	1.7%
ConocoPhillips	1.7%
Hewlett-Packard Co.	1.6%
JPMorgan Chase & Co.	1.5%
Procter & Gamble Co.	1.4%
Portfolio holdings are subject to change daily.
Outlook and Current Strategy: Our research builds a structured portfolio of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.
At the close of the reporting period, the Fund was overweight in the consumer discretionary sector and underweight in the healthcare, financials and information technology sectors.

*	Effective June 6, 2007, the Fund changed its name from “ING Principal Protection Fund III” to ING Index Plus LargeCap Equity Fund III.” Prior to June 6, 2007, the Fund had a different investment objective and different principal investment strategies.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	ING Index Plus LargeCap Equity Fund III
Average Annual Total Returns for the Periods Ended May 31, 2008

			Since Inception
			of Classes A, B and C
	1 Year	5 Year	June 6, 2002
Including Sales Charge:
Class A(1)	(15.21)%	(1.55)%	(0.59)%
Class B(2)	(15.22)%	(1.68)%	(0.37)%
Class C(3)	(11.38)%	(1.11)%	(0.36)%
Excluding Sales Charge:
Class A	(10.04)%	(0.37)%	0.40%
Class B	(10.76)%	(1.12)%	(0.37)%
Class C	(10.72)%	(1.11)%	(0.36)%
S&P500® Index(4)	(6.70)%	9.77%	6.58	%(6)
LB 1-3 Gov Index(5)	7.27%	3.30%	3.69	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Equity Fund III against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expense. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%. Effective June 6, 2007, the maximum Class A sales charge has been reduced to 3.00%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return. Effective June 6, 2007, the Class C deferred sales charge has been lowered to 0.75%.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from June 1, 2002.
Prior to June 6, 2007, the Fund had a different investment objective and investment strategies.

ING Index Plus LargeCap Equity Fund IV	Portfolio Managers’ Report
ING Index Plus Large Cap Equity Fund IV* (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(4) (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D., and Vincent Costa, CFA, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.
Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (9.57)%, compared to the S&P 500® Index and the Lehman Brothers 1-3 Year Government Index(5) (“LB 1-3 Gov Index”), which for the same period returned (6.70)% and 7.27%, respectively.
Portfolio Specifics: The Fund converted from ING Principal Protection Fund IV (“PPF”) to ING Index Plus LargeCap Equity Fund IV in October 2007. The first five months of the Fund’s fiscal year performance thus resulted from its PPF investment discipline and the rest of the year’s results stemmed from its Index Plus discipline.
Until the Fund matured, the fixed-income component was invested in a mix of U.S. Treasury and U.S. agency Separate Trading of Registered Interest and Principal Securities (“STRIPs”). Treasuries outperformed agencies and detracted from performance since the Fund had an overweight in agencies. Longer duration issues outperformed shorter duration issues over the period which also hurt performance. The duration effect was the main source of underperformance for the Fund during the first five months of its fiscal year.
Despite a difficult summer for quantitative strategies the Fund performed well in the fourth quarter of 2007 as we recalibrated factor weights in our quantitative model to adjust to the new growth-oriented market. The Fund ended 2007 almost flat relative to the benchmark despite the turmoil in the summer.
The first quarter of 2008 witnessed a number of transitions in market leadership and factor performance. January started out strongly for growth and momentum factors, and then had a dramatic reversal to value and quality. In February we saw a return to growth and momentum factors as value and quality struggled in February and March. It was difficult for the Fund’s model to adapt to this factor volatility and trendless environment.
We believe the factor volatility was due primarily to uncertainty about the economy, the sub-prime credit crisis and the related Federal Reserve Board (the “Fed”) actions during the quarter. The net effect of this environment, in our opinion, was a market that was driven by news rather than the company fundamentals, (e.g., valuation, quality and earnings growth) that the Fund’s model emphasizes. In April and May of 2008, the portfolio began to stabilize as the market began to revert to company fundamentals.
Overall, security selection in the healthcare, information technology and energy sectors detracted from performance. These losses were partially offset by favorable security selection in the consumer discretionary, materials and telecommunication services sector.
Among the top detractors during the period were overweight positions in American International Group, Inc., Regions Financial Corp. and Intel Corp. Among the top contributors this period were underweight positions in Citigroup, Inc., Federal National Mortage Association (“Fannie Mae”) and Motorola, Inc.
Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	4.8%
Chevron Corp.	2.6%
General Electric Co.	2.0%
International Business Machines Corp.	1.9%
Microsoft Corp.	1.8%
AT&T, Inc.	1.7%
ConocoPhillips	1.7%
Hewlett-Packard Co.	1.6%
JPMorgan Chase & Co.	1.4%
Procter & Gamble Co.	1.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.
Portfolio holdings are subject to change daily.
Outlook and Current Strategy: Our research builds a structured fund of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.
At the close of the reporting period, the Fund was overweight in the consumer discretionary sector and underweight in the healthcare, financials and information technology sectors.

*	Effective October 9, 2007, the Fund changed its name from “ING Principal Protection Fund IV” to “ING Index Plus LargeCap Equity Fund IV.” Prior to October 9, 2007, the Fund had a different investment objective and different principal investment strategies.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	ING Index Plus LargeCap Equity Fund IV
Average Annual Total Returns for the Periods Ended May 31, 2008

			Since Inception
			of Classes A, B, C and Q
	1 Year	5 Year	October 8, 2002
Including Sales Charge:
Class A(1)	(14.80)%	0.08%	1.02%
Class B(2)	(13.94)%	0.07%	1.33%
Class C(3)	(10.80)%	0.53%	1.32%
Class Q	(9.52)%	1.34%	2.15%
Excluding Sales Charge:
Class A	(9.57)%	1.26%	2.08%
Class B	(10.21)%	0.54%	1.33%
Class C	(10.24)%	0.53%	1.32%
Class Q	(9.52)%	1.34%	2.15%
S&P500® Index(4)	(6.70)%	9.77%	12.07	%(6)
LB 1-3 Gov Index(5)	7.27%	3.30%	3.31	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Equity Fund IV against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expense. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%. Effective October 9, 2007, the maximum Class A sales charge has been reduced to 3.00%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return. Effective October 9, 2007, the Class C deferred sales charge has been lowered to 0.75%.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The LB 1-3 Gov Index is an unmanaged Index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from October 1, 2002.
Prior to October 9, 2007, the Fund had a different investment objective and principal investment strategies.

ING Index Plus LargeCap Equity Fund V	Portfolio Managers’ Report

ING Index Plus Large Cap Equity Fund V* (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(4) (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D., and Vincent Costa, CFA, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.
Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.51% compared to the S&P 500® Index and the Lehman Brothers 1-3 Year Government Index(5) (“LB 1-3 Gov Index”), which returned (6.70)% and 7.27%, respectively, for the same period.
Portfolio Specifics: For the Fund, performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed-income depends on these factors and the paths they take over the guarantee period.
In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Fund generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed-income reduces the Fund’s ability to fully participate in rising equity markets.
Until the Fund matured, the fixed-income component underperformed the LB 1-3 Year Gov Index. The Fund invests in a mix of U.S. Treasury and U.S. agency Separate Trading of Registered Interest and Principal Securities (“STRIPs”); Treasuries outperformed agencies and detracted from performance. Longer duration issues outperformed shorter duration issues over the period, which also hurt performance.
The Fund’s equity component outperformed the S&P 500® Index until maturity and underperformed for the remainder of the period. The summer of 2007 was difficult for the Fund. The dislocation of quantitative portfolios appeared to be driven by changes in liquidity that impacted the risk and leverage of many of the quantitative managers. During the later part of June and early July, we saw a clear transition in market leadership from value to growth and from small-cap to large-cap, in combination with a spike in volatility triggered by the sub-prime turmoil. During the first week of August, the quantitative managers with significant amounts of leverage were forced to systematically unwind positions, which affected all our strategies and also impacted the Fund. The Fund bounced back in the fourth quarter of 2007 as we recalibrated factor weights in our quantitative model to adjust to the new growth-oriented market. The Fund ended 2007 almost flat relative to the benchmark despite the turmoil in the summer.
The first quarter of 2008 witnessed a number of transitions in market leadership and factor performance. January started out strongly for growth and momentum factors, and then had a dramatic reversal to value and quality. In February we saw a return to growth and momentum factors as value and quality struggled in February and March. It was difficult for the Fund’s model to adapt to this factor volatility and trendless environment.
We believe the factor volatility was due primarily to uncertainty about the economy, the sub-prime credit crisis and the related Federal Reserve Board (the “Fed”) actions during the quarter. The net effect of this environment was a market that was driven, in our opinion, by news rather than the company fundamentals, (e.g., valuation, quality and earnings growth) that the Fund’s model emphasizes. In April and May of 2008, the portfolio began to stabilize as the market began to revert to company fundamentals.
Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	4.7%
Chevron Corp.	2.6%
General Electric Co.	2.0%
International Business Machines Corp.	1.9%
Microsoft Corp.	1.8%
AT&T, Inc.	1.7%
ConocoPhillips	1.7%
Hewlett-Packard Co.	1.6%
JPMorgan Chase & Co.	1.4%
Procter & Gamble Co.	1.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.
Portfolio holdings are subject to change daily.
Current Outlook and Strategy: Our research builds a structured fund of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

*	Effective January 23, 2008, the Fund changed its name from “ING Principal Protection Fund V” to “ING Index Plus LargeCap Equity Fund V.” Prior to January 23, 2008, the Fund had a different investment objective and different principal investment strategies.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	ING Index Plus LargeCap Equity Fund V

Average Annual Total Returns for the Periods Ended May 31, 2008

			Since Inception
			of Classes A, B and C
	1 Year	5 Year	January 23, 2003

Including Sales Charge:
Class A(1)	(1.58)%	2.33%	2.94%
Class B(2)	(3.92)%	1.67%	2.79%
Class C(3)	0.10%	2.18%	2.77%
Excluding Sales Charge:
Class A	1.51%	2.95%	3.52%
Class B	0.80%	2.20%	2.79%
Class C	0.81%	2.18%	2.77%
S&P500® Index(4)	(6.70)%	9.77%	11.73	%(6)
LB 1-3 Gov Index(5)	7.27%	3.30%	3.34	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Equity Fund V against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%. Effective January 23, 2008, the maximum Class A sales charge has been reduced to 3.00%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return. Effective January 23, 2008, the Class C deferred sales charge has been lowered to 0.75%.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from February 1, 2003.
Prior to January 23, 2008, the Fund had a different investment objective and principal investment strategies.

ING Index Plus Largecap Equity Fund VI	Portfolio Managers’ Report

ING Index Plus Large Cap Equity Fund VI* (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(4) (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D., and Vincent Costa, CFA, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.
Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (0.63)% compared to the S&P 500® Index and the Lehman Brothers 1-3 Year Government Index(5) (“LB 1-3 Gov Index”), which returned (6.70)% and 7.27%, respectively, for the same period.
Portfolio Specifics: For the Fund, performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period.
In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Fund generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed-income reduces the Fund’s ability to fully participate in rising equity markets.
Until the Fund matured, the fixed-income component underperformed the LB 1-3 Year Gov Index. The Fund invests in a mix of U.S. Treasury and U.S. agency separate trading of registered interest and principal securities (“STRIPs”); Treasuries outperformed agencies and detracted from performance. Longer duration issues outperformed shorter duration issues over the period, which also hurt performance.
The Fund’s equity component return underperformed the S&P 500® index until maturity and outperformed for the remainder of the period. The summer of 2007 was difficult for the Fund. The dislocation of quantitative portfolios appeared to be driven by changes in liquidity that impacted the risk and leverage of many of the quantitative managers. During the later part of June and early July, we saw a clear transition in market leadership from value to growth and from small-cap to large-cap, in combination with a spike in volatility triggered by the sub-prime turmoil. During the first week of August, the quantitative managers with significant amounts of leverage were forced to systematically unwind positions, which affected all our strategies and also impacted the Fund. The Fund bounced back in the fourth quarter of 2007 as we recalibrated factor weights in our quantitative model to adjust to the new growth-oriented market. The Fund ended 2007 almost flat relative to the benchmark despite the turmoil in the summer.
The first quarter of 2008 witnessed a number of transitions in market leadership and factor performance. January started out strongly for growth and momentum factors, and then had a dramatic reversal to value and quality. In February we saw a return to growth and momentum factors as value and quality struggled in February and March. It was difficult for the Fund’s model to adapt to this factor volatility and trendless environment.
We believe the factor volatility was due primarily to uncertainty about the economy, the sub-prime credit crisis and the related Federal Reserve Board (the “Fed”) actions during the quarter. The net effect of this environment was a market that was driven, in our opinion, by news rather than the company fundamentals, (e.g., valuation, quality and earnings growth) that the Fund’s model emphasizes. In April and May of 2008, the portfolio began to stabilize as the market began to revert to company fundamentals.
Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	4.8%
Chevron Corp.	2.6%
General Electric Co.	2.0%
International Business Machines Corp.	1.9%
Microsoft Corp.	1.9%
ConocoPhillips	1.7%
AT&T, Inc.	1.7%
Hewlett-Packard Co.	1.6%
JPMorgan Chase & Co.	1.4%
Procter & Gamble Co.	1.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.
Portfolio holdings are subject to change daily.
Current Outlook and Strategy: Our research builds a structured fund of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

*	Effective April 23, 2008, the Fund changed its name from “ING Principal Protection Fund VI” to “ING Index Plus LargeCap Equity Fund VI.” Prior to April 23, 2008, the Fund had a different investment objective and different principal investment strategies.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	ING Index Plus LargeCap Equity Fund VI

Average Annual Total Returns for the Periods Ended May 31, 2008

			Since Inception
			of Classes A, B and C
	1 Year	5 Year	April 24, 2003

Including Sales Charge:
Class A(1)	(3.63)%	1.69%	2.26%
Class B(2)	(6.09)%	0.99%	2.12%
Class C(3)	(2.10)%	1.53%	2.09%
Excluding Sales Charge:
Class A	(0.63)%	2.31%	2.88%
Class B	(1.42)%	1.54%	2.12%
Class C	(1.40)%	1.53%	2.09%
S&P500® Index(4)	(6.70)%	9.77%	10.72	%(6)
LB 1-3 Gov Index(5)	7.27%	3.30%	3.33	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Equity Fund VI against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expense. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents pasts performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in the report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%. Effective April 23, 2008, the maximum Class A sales charge has been reduced to 3.00%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return. Effective April 23, 2008, the Class C deferred sales charge has been lowered to 0.75%.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from May 1, 2003.
Prior to April 23, 2008, the Fund had a different investment objective and principal investment strategies.

ING Principal Protection Funds VII — XII	Portfolio Managers’ Report

During the Guarantee Period, the Principal Protection Funds (each a “PPF” and collectively the “PPFs”) seek to participate in favorable equity market conditions while preserving at least the principal amount of each PPF Fund, as of the inception of the Guarantee Period. After the five year Guarantee Period, the Index Plus LargeCap period begins. During this Period, the PPFs will seek to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), while maintaining a risk profile consistent with the S&P 500® Index. At the end of the Guarantee Period, the guarantee will no longer apply. Each PPF is managed by the following Portfolio Management Team with ING Investment Management Co. (“ING IM”) the Sub-Adviser:
Asset Allocation: Paul Zemsky serves as strategist for the PPFs and is responsible for overseeing overall PPF strategy and the allocation of PPF Assets between the Equity and Fixed components.
Equity Component: Omar Aguilar, Ph.D., Portfolio Manager and Vincent Costa, CFA, Portfolio Manager, co-manage the Equity Component.
Fixed Component: James B. Kauffmann, Portfolio Manager.
Note: The PPFs are closed to new deposits.
Performance: Listed below are the Class A share total returns of each PPF, excluding sales charges, the S&P 500® Index and the LB 1-3 Gov Index(2) for the year ended May 31, 2008:

PPF VII(3)	(1.54)%
PPF VIII	(1.76)%
PPF IX	(2.18)%
PPF X	(2.45)%
PPF XI	(1.86)%
PPF XII	(1.44)%
S&P 500 Index(1)	(6.70)%
LB 1-3 Gov Index(2)	7.27%

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(3)	Effective June 27, 2008, PPF VII changed its name from ING Principal Protection Fund VII to ING Index Plus LargeCap Equity Fund VII.
Portfolio Specifics: PPF performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period.
In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Funds generally buy equities (and sell bonds) when the equity market rises and sell equities (and buy bonds) as the equity market declines. The use of fixed-income reduces the Funds’ ability to fully participate in rising equity markets.
Principal Protection Fund (“Fund”) VII
The Fund’s fixed-income component underperformed the LB 1-3 Gov Index. Within the fixed-income component, the Fund invests in a mix of U.S. Treasury and U.S. agency STRIPs; Treasuries outperformed agencies and detracted from performance. Longer duration issues outperformed shorter duration issues over the period, which also hurt performance. The Fund’s equity component underperformed the S&P 500® Index. Within the Fund’s equity component, stock selection in consumer discretionary and consumer staples contributed to performance. Financial holdings detracted from performance.
Principal Protection Fund (“Fund”) VIII
The Fund’s fixed-income component underperformed the LB 1-3 Gov Index. Within the fixed-income component, the Fund invests in a mix of U.S. Treasury and U.S. agency STRIPs; Treasuries outperformed agencies and detracted from

Portfolio Managers’ Report	ING Principal Protection Funds VII — XII

performance. Longer duration issues outperformed shorter duration issues over the period, which also hurt performance. The Fund’s equity component outperformed the S&P 500® Index. Within the Fund’s equity component, stock selection in consumer discretionary and consumer staples contributed to performance. Financial holdings detracted from performance.
Principal Protection Fund (“Funds”) IX, XI and XII
The Funds’ fixed-income component outperformed the LB 1-3 Gov Index. Within the Funds’ fixed-income component, longer duration issues outperformed shorter duration issues over the period, which helped performance. The Fund invests in a mix of U.S. Treasury and U.S. agency STRIPs; Treasuries outperformed agencies and detracted from performance. The Funds’ equity component underperformed the S&P 500® Index. Within the Fund’s equity component, stock selection in consumer discretionary and consumer staples contributed to performance. Financial holdings detracted from performance.
Principal Protection Fund (“Fund”) X
The Fund’s fixed-income component outperformed the LB 1-3 Gov Index. Within the Fund’s fixed-income component, longer duration issues outperformed shorter duration issues over the period, which boosted performance. The Fund invests in a mix of U.S. Treasury and U.S. agency STRIPs; Treasuries outperformed agencies and detracted from performance. The Fund’s equity component outperformed the S&P 500® Index. Within the Fund’s equity component, stock selection in consumer discretionary and consumer staples contributed to performance. Financial holdings detracted from performance.
Presented below is the asset allocation for each Fund as of May 31, 2008 as presented in the accompanying Portfolios of Investments as a percentage of net assets.
Asset Allocation
as of May 31, 2008
(as a percent of net assets)

			Other Assets and
	Fixed Income	Equity	Liabilities
PPF VII	76.6%	25.4%	(2.0)%
PPF VIII	71.8%	28.5%	(0.3)%
PPF IX	67.0%	33.3%	(0.3)%
PPF X	64.8%	35.7%	(0.5)%
PPF XI	71.3%	29.2%	(0.5)%
PPF XII	77.9%	25.1%	(3.0)%
Current Strategy and Outlook: Allocations between equities and fixed-income are dependent on our quantitative asset allocation model, which uses the factors mentioned in the first paragraph of portfolio specifics and not on a qualitative evaluation of the bond versus the equity markets.
The advance release of the 1st quarter gross domestic product (“GDP”) report indicated that the economy has grown at just a 0.06% pace in real terms in each of the last two quarters (though the 1st quarter figure is likely to be revised up). Our recession index has recently fallen to just below the recession threshold. The weakness in the economy may yet result in an outright contraction of economic activity. If so, we believe it will be short and shallow. In our opinion, the monetary easing of the past seven months and the tax rebates that are already on their way will provide considerable stimulus to the economy. In our view, growth will rise toward a trend-like pace in the second half of 2008 as monetary and fiscal stimulus begin to affect the economy. Despite the recent rise in commodity prices, concerns about a substantial rise in inflation are unwarranted, in our view. We believe there is enough slack in the economy to keep upward pressures on wages and prices subdued in the medium term. The market has been responding positively to better-than-expected economic news in recent weeks, and we think it will continue to do so.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

ING Principal Protection Fund VII	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008

		Since Inception
		of Classes A, B and C
	1 Year	June 30, 2003
Including Sales Charge:
Class A(1)	(7.18)%	1.19%
Class B(2)	(6.93)%	1.07%
Class C(3)	(3.18)%	1.63%
Excluding Sales Charge:
Class A	(1.54)%	2.41%
Class B	(2.28)%	1.64%
Class C	(2.25)%	1.63%
S&P 500® Index(4)	(6.70)%	9.66	%(6)
LB 1-3 Gov Index(5)	7.27%	3.33	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund VII against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception return.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from July 1, 2003.

Portfolio Managers’ Report	ING Principal Protection Fund VIII

Average Annual Total Returns for the Periods Ended May 31, 2008

		Since Inception
		of Classes A, B and C
	1 Year	December 23, 2003
Including Sales Charge:
Class A(1)	(7.40)%	1.32%
Class B(2)	(7.13)%	1.28%
Class C(3)	(3.53)%	1.89%
Excluding Sales Charge:
Class A	(1.76)%	2.68%
Class B	(2.61)%	1.90%
Class C	(2.63)%	1.89%
S&P 500® Index(4)	(6.70)%	7.33	%(6)
LB 1-3 Gov Index(5)	7.27%	3.58	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund VIII against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from January 1, 2004.

ING Principal Protection Fund IX	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008

		Since Inception
		of Classes A, B and C
	1 Year	April 22, 2004
Including Sales Charge:
Class A(1)	(7.83)%	1.61%
Class B(2)	(7.45)%	1.64%
Class C(3)	(3.82)%	2.32%
Excluding Sales Charge:
Class A	(2.18)%	3.08%
Class B	(3.00)%	2.30%
Class C	(2.93)%	2.32%
S&P 500® Index(4)	(6.70)%	7.93	%(6)
LB 1-3 Gov Index(5)	7.27%	3.86	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund IX against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from May 1, 2004.

Portfolio Managers’ Report	ING Principal Protection Fund X

Average Annual Total Returns for the Periods Ended May 31, 2008

		Since Inception
		of Classes A, B and C
	1 Year	August 17, 2004
Including Sales Charge:
Class A(1)	(8.03)%	1.88%
Class B(2)	(7.61)%	1.77%
Class C(3)	(4.12)%	2.71%
Excluding Sales Charge:
Class A	(2.45)%	3.49%
Class B	(3.22)%	2.70%
Class C	(3.24)%	2.71%
S&P 500® Index(4)	(6.70)%	8.57	%(6)
LB 1-3 Gov Index(5)	7.27%	3.93	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund X against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from September 1, 2004.

ING Principal Protection Fund XI	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008

		Since Inception
		of Classes A, B and C
	1 Year	November 18, 2004
Including Sales Charge:
Class A(1)	(7.53)%	0.99%
Class B(2)	(7.01)%	0.87%
Class C(3)	(3.41)%	1.94%
Excluding Sales Charge:
Class A	(1.86)%	2.69%
Class B	(2.49)%	1.93%
Class C	(2.51)%	1.94%
S&P 500® Index(4)	(6.70)%	7.18	%(6)
LB 1-3 Gov Index(5)	7.27%	4.28	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund XI against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from December 1, 2004.

Portfolio Managers’ Report	ING Principal Protection Fund XII

Average Annual Total Returns for the Periods Ended May 31, 2008

		Since Inception
		of Classes A, B and C
	1 Year	February 16, 2005
Including Sales Charge:
Class A(1)	(7.13)%	0.69%
Class B(2)	(6.78)%	0.58%
Class C(3)	(3.16)%	1.74%
Excluding Sales Charge:
Class A	(1.44)%	2.52%
Class B	(2.16)%	1.74%
Class C	(2.23)%	1.74%
S&P 500® Index(4)	(6.70)%	6.78	%(6)
LB 1-3 Gov Index(5)	7.27%	4.62	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund XII against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance date shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from March 1, 2005.

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS

What is the Investment Strategy During the Guarantee Period?
The PPFs undertake (“Payment Undertaking”) that on the Guarantee Maturity Date specified in the Prospectuses, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder’s account as of the inception of the Guarantee Period, less certain expenses not covered by the Expense Limitation Agreement (“Guaranteed Amount”), provided that all dividends and distributions received from a PPF have been reinvested and no shares have been redeemed. Note: An investor must act on the Guarantee Maturity Date in order to receive the Guaranteed Amount.
The PPFs do not implement an “investment strategy” in any conventional sense. Rather, the PPFs’ asset allocation strategy seeks to optimize the exposure of the PPFs to the Equity Component while protecting the PPFs’ assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Payment Undertaking. The PPFs allocate their assets among the following asset classes:
•	During the Guarantee Period, the PPFs’ assets will be allocated between the:
•	Equity Component, consisting primarily of common stocks included in the S&P 500® Index and futures contracts on the S&P 500® Index; and the

•	Fixed Component, consisting primarily of short- to intermediate-duration U.S. government securities.
The PPFs’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that the assets of any Fund would fall below the amount of the Payment Undertaking. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the PPFs.
How does the Funds’ Asset Allocation work?
The Sub-Adviser to the PPFs uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the PPFs, the then prevailing level of interest rates, equity market volatility, the PPFs’ total annual expenses, and the Maturity Date. The model determined the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.
Equity Component: The PPFs will employ an enhanced index strategy. This means that the PPFs invest at least 80% of the Equity Component’s net assets in stocks included in the S&P 500® Index although the weightings of the stocks will vary somewhat from their respective weightings in the index. The Equity Component may also include up to 20% of its assets in S&P 500® Index futures contracts. During the Guarantee Period, the PPFs may use futures for hedging purposes or to maintain liquidity to meet Shareholders Redemptions and minimize trading costs, but may only use futures on the S&P 500® Index and U.S. Treasury securities.
If the Equity Component’s market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500® Index, the Sub-Adviser may invest the entire amount of the Equity Component’s assets in S&P 500® Index futures, in exchange traded funds (“ETFs”), or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the PPFs’ investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended, “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Sub-Adviser will not employ an enhanced index strategy when it invests in S&P 500® Index futures and ETFs.
Fixed Component: The Sub-Adviser looks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. government and its agencies or instrumentalities of a short to intermediate duration. Duration refers to the sensitivity of fixed-income securities to interest rate changes. Generally, fixed-income securities

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS (continued)

with shorter durations are less sensitive to changes in interest rates. These U.S. government securities include Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or Agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by Standard & Poor’s (“S&P”) and/or Aa3 or higher by Moody’s Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.
What are the Principal Guarantee Period Risks?
Allocation Risk: If at the inception of, or at any time during, the Guarantee Period interest rates are low, the PPFs’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that a payment would be required under the Payment Undertaking. The effect of low interest rates on the PPFs would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, the PPFs’ assets may become largely invested in the Fixed Component. If the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the PPFs would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the PPFs’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.
Opportunity Costs: The PPFs may allocate a substantial portion, and under certain circumstances all, of the PPF’s assets to the Fixed Component in order to conserve the PPFs’ assets to a level equal to or above the present value of the Payment Undertaking. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the PPFs’ assets. If the market value of the Equity Component rises, the percentage of the PFFs’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two components as well as the past performance of the PPFs will affect these allocations. For example, if the PPFs incur early loses, the PPFs may allocate 100% of the PPFs’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the PPFs participate in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the PPFs, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the PPFs and other factors. The PPFs might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.
Worse Case Scenarios for the PPFs’ Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee period: (a) the PPFs’ net asset value (“NAV”) decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the PPFs’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.
Investing in Stocks: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Sub-Adviser’s skill in determining which securities to overweight, underweight or avoid altogether.
Investing in Bonds: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the PPFs must distribute substantially all of their net income

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS (continued)

(including non-cash income attributable to zero coupon securities) to their shareholders each year for income and excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the PPFs may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy their distribution requirements.
Use of Futures: While the use of futures contracts by the PPFs can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the PPFs as a whole, it adds to the PPFs’ expense and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.
Risks of Using Derivatives: Certain securities in which the PPFs may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount due, the PPFs can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the PPFs’ share prices to decline. Markets of underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the PPFs’ realizing a lower return than expected on an investment.
Transaction Costs and Taxes: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the PPFs during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the PPFs, may increase the PPFs’ transaction costs.
The asset allocation process and sale of fixed income securities in connection with the transition period may also result in the realization of additional gains to the PPFs and may therefore also increase the tax liability of shareholders. The PPFs will distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvested in the Funds.
For further information on the PPFs’ investment strategies and principal risks, please refer to your prospectus and Statement of Additional Information.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2007 to May 31, 2008. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
	December 1, 2007	May 31, 2008	Ratio	May 31, 2008*
ING Index Plus LargeCap Equity Fund
Actual Fund Return
Class A	$1,000.00	$938.40	1.23%	$5.96
Class B	1,000.00	935.20	1.98	9.58
Class C	1,000.00	935.60	1.98	9.58
Class Q	1,000.00	941.60	1.19	5.78
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.23%	$6.21
Class B	1,000.00	1,015.10	1.98	9.97
Class C	1,000.00	1,015.10	1.98	9.97
Class Q	1,000.00	1,019.05	1.19	6.01

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
	December 1, 2007	May 31, 2008	Ratio	May 31, 2008*
ING Index Plus LargeCap Equity Fund II
Actual Fund Return
Class A	$1,000.00	$939.20	1.25%	$6.06
Class B	1,000.00	934.60	2.00	9.67
Class C	1,000.00	935.70	2.00	9.68
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.25%	$6.31
Class B	1,000.00	1,015.00	2.00	10.08
Class C	1,000.00	1,015.00	2.00	10.08
ING Index Plus LargeCap Equity Fund III
Actual Fund Return
Class A	$1,000.00	$937.10	1.32%	$6.39
Class B	1,000.00	933.30	2.07	10.00
Class C	1,000.00	933.50	2.07	10.01
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.40	1.32%	$6.66
Class B	1,000.00	1,014.65	2.07	10.43
Class C	1,000.00	1,014.65	2.07	10.43
ING Index Plus LargeCap Equity Fund IV
Actual Fund Return
Class A	$1,000.00	$935.00	1.52%	$7.35
Class B	1,000.00	932.20	2.27	10.97
Class C	1,000.00	932.10	2.27	10.96
Class Q	1,000.00	935.40	1.45	7.02
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.40	1.52%	$7.67
Class B	1,000.00	1,013.65	2.27	11.43
Class C	1,000.00	1,013.65	2.27	11.43
Class Q	1,000.00	1,017.75	1.45	7.31
ING Index Plus LargeCap Equity Fund V
Actual Fund Return
Class A	$1,000.00	$1,023.80	1.52%	$7.69
Class B	1,000.00	1,021.60	2.27	11.47
Class C	1,000.00	1,020.70	2.27	11.47
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.40	1.52%	$7.67
Class B	1,000.00	1,013.65	2.27	11.43
Class C	1,000.00	1,013.65	2.27	11.43

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
	December 1, 2007	May 31, 2008	Ratio	May 31, 2008*
ING Index Plus LargeCap Equity Fund VI
Actual Fund Return
Class A	$1,000.00	$1,000.30	1.74%	$8.70
Class B	1,000.00	996.10	2.49	12.43
Class C	1,000.00	995.30	2.49	12.42
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.30	1.74%	$8.77
Class B	1,000.00	1,012.55	2.49	12.53
Class C	1,000.00	1,012.55	2.49	12.53
ING Principal Protection Fund VII
Actual Fund Return
Class A	$1,000.00	$988.40	1.75%	$8.70
Class B	1,000.00	985.60	2.50	12.41
Class C	1,000.00	984.90	2.50	12.41
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.25	1.75%	$8.82
Class B	1,000.00	1,012.50	2.50	12.58
Class C	1,000.00	1,012.50	2.50	12.58
ING Principal Protection Fund VIII
Actual Fund Return
Class A	$1,000.00	$985.10	1.51%	$7.49
Class B	1,000.00	980.40	2.26	11.19
Class C	1,000.00	980.10	2.26	11.19
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.45	1.51%	$7.62
Class B	1,000.00	1,013.70	2.26	11.38
Class C	1,000.00	1,013.70	2.26	11.38
ING Principal Protection Fund IX
Actual Fund Return
Class A	$1,000.00	$981.80	1.56%	$7.73
Class B	1,000.00	977.30	2.31	11.42
Class C	1,000.00	978.00	2.31	11.42
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.20	1.56%	$7.87
Class B	1,000.00	1,013.45	2.31	11.63
Class C	1,000.00	1,013.45	2.31	11.63

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
	December 1, 2007	May 31, 2008	Ratio	May 31, 2008*
ING Principal Protection Fund X
Actual Fund Return
Class A	$1,000.00	$976.40	1.59%	$7.86
Class B	1,000.00	973.20	2.34	11.54
Class C	1,000.00	973.00	2.34	11.54
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.05	1.59%	$8.02
Class B	1,000.00	1,013.30	2.34	11.78
Class C	1,000.00	1,013.30	2.34	11.78
ING Principal Protection Fund XI
Actual Fund Return
Class A	$1,000.00	$977.80	1.62%	$8.01
Class B	1,000.00	974.20	2.37	11.70
Class C	1,000.00	974.00	2.37	11.70
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.90	1.62%	$8.17
Class B	1,000.00	1,013.15	2.37	11.93
Class C	1,000.00	1,013.15	2.37	11.93
ING Principal Protection Fund XII
Actual Fund Return
Class A	$1,000.00	$978.20	1.75%	$8.65
Class B	1,000.00	974.70	2.50	12.34
Class C	1,000.00	974.00	2.50	12.34
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.25	1.75%	$8.82
Class B	1,000.00	1,012.50	2.50	12.58
Class C	1,000.00	1,012.50	2.50	12.58

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
ING Equity Trust
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Index Plus LargeCap Equity Fund, ING Index Plus LargeCap Equity Fund II, ING Index Plus LargeCap Equity Fund III (formerly, ING Principal Protection Fund III), ING Index Plus LargeCap Equity Fund IV (formerly, ING Principal Protection Fund IV), ING Index Plus LargeCap Equity Fund V (formerly, ING Principal Protection Fund V), ING Index Plus LargeCap Equity Fund VI (formerly, ING Principal Protection Fund VI), and ING Principal Protection Funds VII, VIII, IX, X, XI, and XII, each a series of ING Equity Trust, as of May 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of ING Equity Trust as of May 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 28, 2008

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008

	ING	ING	ING	ING
	Index Plus	Index Plus	Index Plus	Index Plus
	LargeCap Equity	LargeCap Equity	LargeCap Equity	LargeCap Equity
	Fund	Fund II	Fund III	Fund IV
ASSETS:
Investments in securities at value*	$29,417,553	$44,166,175	$36,802,768	$85,666,412
Short-term investments in affiliates at amortized cost	798,000	425,000	275,000	1,900,000
Short-term investments at amortized cost	171,000	118,000	109,000	531,000
Cash	383	767	210	807
Cash collateral for futures	54,000	32,400	21,600	126,000
Receivables:
Investment securities sold	150,162	255,246	230,975	499,543
Fund shares sold	—	8,392	—	—
Dividends and interest	62,698	92,625	77,183	183,304
Variation margin	1,960	1,260	840	4,900
Prepaid expenses	17,634	22,651	39,234	135,066

Total assets	30,673,390	45,122,516	37,556,810	89,047,032

LIABILITIES:
Payable for investment securities purchased	191,087	283,688	237,523	545,179
Payable for fund shares redeemed	149,581	58,447	35,942	470,651
Payable to affiliates	38,287	56,399	47,386	113,569
Payable for trustee fees	2,641	4,092	1,572	2,747
Other accrued expenses and liabilities	65,888	62,293	68,483	125,746

Total liabilities	447,484	464,919	390,906	1,257,892

NET ASSETS	$30,225,906	$44,657,597	$37,165,904	$87,789,140

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$30,823,979	$65,338,691	$46,601,062	$69,322,452
Undistributed net investment income	61,051	—	8,381	—
Accumulated net realized loss on investments and futures	(5,127,404)	(26,921,194)	(15,399,530)	(845,233)
Net unrealized appreciation on investments and futures	4,468,280	6,240,100	5,955,991	19,311,921

NET ASSETS	$30,225,906	$44,657,597	$37,165,904	$87,789,140

* Cost of investments in securities	$24,968,246	$37,954,677	$30,848,938	$66,394,893
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008 (CONTINUED)

	ING	ING	ING	ING
	Index Plus	Index Plus	Index Plus	Index Plus
	LargeCap Equity	LargeCap Equity	LargeCap Equity	LargeCap Equity
	Fund	Fund II	Fund III	Fund IV
Class A:
Net assets	$2,883,869	$4,708,850	$3,293,606	$5,884,218
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	286,958	515,254	368,678	704,412
Net asset value and redemption price per share	$10.05	$9.14	$8.93	$8.35
Maximum offering price per share (3.00%)(1)	$10.36	$9.42	$9.21	$8.61
Class B:
Net assets	$23,131,715	$33,440,273	$29,948,906	$70,757,531
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	2,322,016	3,645,046	3,352,109	8,478,127
Net asset value and redemption price per share(2)	$9.96	$9.17	$8.93	$8.35
Maximum offering price per share	$9.96	$9.17	$8.93	$8.35
Class C:
Net assets	$4,196,530	$6,508,474	$3,923,392	$10,815,515
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	418,567	706,621	436,250	1,286,625
Net asset value and redemption price per share(2)	$10.03	$9.21	$8.99	$8.41
Maximum offering price per share	$10.03	$9.21	$8.99	$8.41
Class Q:
Net assets	$13,792	n/a	n/a	$331,876
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$0.01	n/a	n/a	$0.01
Shares outstanding	1,357	n/a	n/a	39,545
Net asset value and redemption price per share	$10.16	n/a	n/a	$8.39
Maximum offering price per share	$10.16	n/a	n/a	$8.39

(1)	Maximum offering price is computed at 100/97.00 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008

	ING	ING	ING	ING
	Index Plus	Index Plus	Principal	Principal
	LargeCap Equity	LargeCap Equity	Protection	Protection
	Fund V	Fund VI	Fund VII	Fund VIII
ASSETS:
Investments in securities at value*	$86,172,730	$93,614,989	$63,634,264	$51,225,018
Short-term investments in affiliates at amortized cost	2,550,000	2,260,000	17,425,000	31,000
Short-term investments at amortized cost	482,000	500,000	3,995,580	—
Cash	689	16,550	929	1,057
Cash collateral for futures	165,600	144,000	—	—
Receivables:
Investment securities sold	501,488	523,814	—	—
Dividends and interest	184,767	194,973	65,543	29,434
Variation margin	6,440	5,600	—	—
Prepaid expenses	42,121	42,718	942	575
Reimbursement due from manager	—	—	23,074	—

Total assets	90,105,835	97,302,644	85,145,332	51,287,084

LIABILITIES:
Payable for investment securities purchased	545,511	596,087	—	—
Payable for fund shares redeemed	307,168	788,481	1,546,322	48,085
Payable to affiliates	115,421	127,821	137,046	71,950
Payable for trustee fees	2,269	3,465	2,172	2,460
Other accrued expenses and liabilities	128,603	166,368	110,829	82,374

Total liabilities	1,098,972	1,682,222	1,796,369	204,869

NET ASSETS	$89,006,863	$95,620,422	$83,348,963	$51,082,215

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$89,937,867	$96,277,820	$84,616,573	$52,240,701
Undistributed net investment income	80,793	140,725	—	182,797
Accumulated net realized loss on investments and futures	(5,308,834)	(2,898,160)	(823,815)	(1,080,022)
Net unrealized appreciation or depreciation on investments and futures	4,297,037	2,100,037	(443,795)	(261,261)

NET ASSETS	$89,006,863	$95,620,422	$83,348,963	$51,082,215

Class A:
Net assets	$6,037,858	$5,586,227	$3,703,645	$4,977,077
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	607,307	564,437	378,238	515,490
Net asset value and redemption price per share	$9.94	$9.90	$9.79	$9.66
Maximum offering price per share	$10.25 (2)	$10.21 (2)	$10.39 (1)	$10.25 (1)
Class B:
Net assets	$76,404,465	$83,512,615	$74,794,847	$41,820,718
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	7,689,269	8,445,192	7,593,167	4,327,827
Net asset value and redemption price per share(3)	$9.94	$9.89	$9.85	$9.66
Maximum offering price per share	$9.94	$9.89	$9.85	$9.66
Class C:
Net assets	$6,564,540	$6,521,580	$4,850,471	$4,284,420
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	656,113	654,543	491,469	440,105
Net asset value and redemption price per share(3)	$10.01	$9.96	$9.87	$9.73
Maximum offering price per share	$10.01	$9.96	$9.87	$9.73

* Cost of investments in securities	$81,904,479	$91,550,930	$64,078,059	$51,486,279

(1)	Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

(2)	Maximum offering price is 3.00% and is computed at 100/97.00 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008

	ING	ING	ING	ING
	Principal	Principal	Principal	Principal
	Protection	Protection	Protection	Protection
	Fund IX	Fund X	Fund XI	Fund XII
ASSETS:
Investments in securities at value*	$40,731,122	$31,485,880	$22,293,233	$11,244,900
Short-term investments in affiliates at amortized cost	10,000	25,000	55,000	27,000
Short-term investments at amortized cost	—	130,000	—	—
Cash	355	373	646	664
Dividends and interest receivable	26,979	22,283	13,020	5,482
Prepaid expenses	467	348	245	127
Reimbursement due from manager	—	—	—	5,304

Total assets	40,768,923	31,663,884	22,362,144	11,283,477

LIABILITIES:
Payable for fund shares redeemed	18,610	76,376	41,079	287,903
Payable to affiliates	57,828	44,144	43,505	15,700
Payable for trustee fees	9,215	1,605	2,049	596
Other accrued expenses and liabilities	75,705	46,338	44,761	34,191

Total liabilities	161,358	168,463	131,394	338,390

NET ASSETS	$40,607,565	$31,495,421	$22,230,750	$10,945,087

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$41,663,752	$32,473,989	$22,662,130	$11,108,431
Undistributed net investment income	142,129	39,491	59,080	37,435
Accumulated net realized loss on investments	(1,096,884)	(1,053,696)	(636,945)	(304,987)
Net unrealized appreciation or depreciation on investments	(101,432)	35,637	146,485	104,208

NET ASSETS	$40,607,565	$31,495,421	$22,230,750	$10,945,087

Class A:
Net assets	$3,639,354	$4,005,009	$3,346,884	$1,113,579
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	380,375	425,490	345,433	113,532
Net asset value and redemption price per share	$9.57	$9.41	$9.69	$9.81
Maximum offering price per share (5.75%)(1)	$10.15	$9.98	$10.28	$10.41
Class B:
Net assets	$33,493,901	$24,583,828	$15,731,130	$8,131,358
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	3,505,924	2,620,035	1,630,846	831,958
Net asset value and redemption price per share(2)	$9.55	$9.38	$9.65	$9.77
Maximum offering price per share	$9.55	$9.38	$9.65	$9.77
Class C:
Net assets	$3,474,310	$2,906,584	$3,152,736	$1,700,150
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	360,769	307,451	326,539	173,297
Net asset value and redemption price per share(2)	$9.63	$9.45	$9.66	$9.81
Maximum offering price per share	$9.63	$9.45	$9.66	$9.81
* Cost of investments in securities	$40,832,554	$31,450,243	$22,146,748	$11,140,692

(1)	Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the Year Ended May 31, 2008

	ING	ING	ING	ING
	Index Plus	Index Plus	Index Plus	Index Plus
	LargeCap Equity	LargeCap Equity	LargeCap Equity	LargeCap Equity
	Fund	Fund II	Fund III	Fund IV
INVESTMENT INCOME:
Dividends(1)	$757,962	$1,161,755	$1,101,522	$2,658,376
Interest	8,142	9,842	73,187	1,750,836

Total investment income	766,104	1,171,597	1,174,709	4,409,212

EXPENSES:
Investment management fees	166,150	254,369	246,944	1,165,915
Distribution and service fees:
Class A	8,425	14,388	11,409	23,430
Class B	285,464	429,112	437,092	1,498,969
Class C	49,809	78,600	50,747	177,724
Class Q	62	—	—	864
Transfer agent fees:
Class A	4,064	8,483	7,990	11,213
Class B	34,033	63,210	76,251	167,378
Class C	5,950	11,609	8,923	21,085
Class Q	20	—	—	159
Administrative service fees	36,922	56,526	53,347	177,384
Shareholder reporting expense	12,426	56,158	73,405	153,567
Registration fees	69,360	60,093	36,199	73,037
Professional fees	9,901	23,867	34,433	82,512
Custody and accounting expense	14,901	18,576	19,273	38,315
Trustee fees	1,662	2,782	2,489	2,698
Insurance expense	—	—	6,488	346,665
Miscellaneous expense	5,879	9,665	7,484	14,354
Interest expense	—	—	1,720	886

Total expenses	705,028	1,087,438	1,074,194	3,956,155
Net waived and reimbursed fees	(486)	(832)	(1,589)	(3,057)

Net expenses	704,542	1,086,606	1,072,605	3,953,098

Net investment income	61,562	84,991	102,104	456,114

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) on:
Investments	385,361	(1,426,940)	684,322	16,546,221
Futures	(196,445)	(397,188)	(429,437)	(529,511)

Net realized gain (loss) on investments and futures	188,916	(1,824,128)	254,885	16,016,710

Net change in unrealized appreciation or depreciation on:
Investments	(4,633,323)	(5,055,714)	(7,089,714)	(30,235,961)
Futures	(8,334)	21,881	2,161	40,402

Net change in unrealized appreciation or depreciation on investments	(4,641,657)	(5,033,833)	(7,087,553)	(30,195,559)

Net realized and unrealized loss on investments and futures	(4,452,741)	(6,857,961)	(6,832,668)	(14,178,849)

Decrease in net assets resulting from operations	$(4,391,179)	$(6,772,970)	$(6,730,564)	$(13,722,735)

(1) Dividends from affiliates	$28,107	$45,515	$98,683	$193,841
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the Year Ended May 31, 2008

	ING	ING	ING	ING
	Index Plus	Index Plus	Principal	Principal
	LargeCap Equity	LargeCap Equity	Protection	Protection
	Fund V	Fund VI	Fund VII	Fund VIII
INVESTMENT INCOME:
Dividends(1)	$1,969,827	$1,585,600	$692,166	$466,452
Interest	2,933,652	3,686,731	1,733,272	1,290,835

Total investment income	4,903,479	5,272,331	2,425,438	1,757,287

EXPENSES:
Investment management fees	1,154,891	1,469,412	778,216	381,340
Distribution and service fees:
Class A	27,088	21,953	11,235	14,801
Class B	1,591,580	1,671,687	862,415	474,015
Class C	101,792	125,447	65,415	56,314
Transfer agent fees:
Class A	11,885	12,247	4,072	4,314
Class B	168,132	232,403	78,450	34,519
Class C	11,052	17,370	5,981	4,107
Administrative service fees	180,170	188,492	97,276	58,952
Shareholder reporting expense	120,385	149,773	51,281	15,635
Registration fees	16,697	5,012	—	—
Professional fees	91,328	84,593	41,082	16,128
Custody and accounting expense	41,373	42,273	35,473	28,324
Trustee fees	5,061	5,510	3,264	2,480
Insurance expense	477,532	585,692	321,015	194,545
Miscellaneous expense	15,045	13,090	7,059	4,323
Interest expense	436	753	—	—

Total expenses	4,014,447	4,625,707	2,362,234	1,289,797
Net recouped (waived and reimbursed) fees	(2,121)	(1,450)	35,391	(217)

Net expenses	4,012,326	4,624,257	2,397,625	1,289,580

Net investment income	891,153	648,074	27,813	467,707

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain on:
Investments	1,074,374	2,134,091	2,286,880	1,415,614
Futures	860,926	241,978	—	—

Net realized gain on investments and futures	1,935,300	2,376,069	2,286,880	1,415,614

Net change in unrealized appreciation or depreciation on:
Investments	(7,162,794)	(7,879,587)	(4,576,169)	(3,422,868)
Futures	28,786	35,978	—	—

Net change in unrealized appreciation or depreciation on investments	(7,134,008)	(7,843,609)	(4,576,169)	(3,422,868)

Net realized and unrealized loss on investments and futures	(5,198,708)	(5,467,540)	(2,289,289)	(2,007,254)

Decrease in net assets resulting from operations	$(4,307,555)	$(4,819,466)	$(2,261,476)	$(1,539,547)

(1) Dividends from affiliates	$117,956	$76,294	$37,620	$13,170
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the Year Ended May 31, 2008

	ING	ING	ING	ING
	Principal	Principal	Principal	Principal
	Protection	Protection	Protection	Protection
	Fund IX	Fund X	Fund XI	Fund XII
INVESTMENT INCOME:
Dividends(1)	$390,341	$328,862	$201,113	$92,657
Interest	1,006,112	761,300	539,079	300,300

Total investment income	1,396,453	1,090,162	740,192	392,957

EXPENSES:
Investment management fees	300,636	238,426	162,323	79,945
Distribution and service fees:
Class A	10,591	12,830	9,914	3,381
Class B	374,632	272,465	175,941	92,824
Class C	43,172	36,020	34,757	18,277
Transfer agent fees:
Class A	4,192	3,706	3,561	1,467
Class B	37,036	19,806	15,864	10,100
Class C	4,256	2,606	3,145	1,988
Administrative service fees	46,016	35,980	25,035	12,462
Shareholder reporting expense	4,634	7,228	11,379	10,834
Professional fees	15,258	17,738	9,150	11,474
Custody and accounting expense	32,112	32,690	25,590	30,529
Trustee fees	1,869	414	398	366
Insurance expense	151,856	118,736	82,617	41,126
Miscellaneous expense	6,443	3,951	3,894	4,554

Total expenses	1,032,703	802,596	563,568	319,327
Net waived and reimbursed fees	(152)	(93)	(54)	(17,802)

Net expenses	1,032,551	802,503	563,514	301,525

Net investment income	363,902	287,659	176,678	91,432

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,129,992	1,366,047	425,137	209,265
Net change in unrealized appreciation or depreciation on investments	(2,895,427)	(2,790,997)	(1,210,497)	(562,479)

Net realized and unrealized loss on investments	(1,765,435)	(1,424,950)	(785,360)	(353,214)

Decrease in net assets resulting from operations	$(1,401,533)	$(1,137,291)	$(608,682)	$(261,782)

(1) Dividends from affiliates	$8,750	$5,242	$3,140	$1,855
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap		ING Index Plus LargeCap
	Equity Fund		Equity Fund II
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007
FROM OPERATIONS:
Net investment income	$61,562	$1,070,038	$84,991	$3,609,117
Net realized gain (loss) on investments and futures	188,916	7,495,131	(1,824,128)	6,872,523
Net change in unrealized appreciation or depreciation on investments and futures	(4,641,657)	1,814,972	(5,033,833)	3,082,413

Increase (decrease) in net assets resulting from operations	(4,391,179)	10,380,141	(6,772,970)	13,564,053

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(235,424)	(79,747)	(487,876)
Class B	—	(1,992,729)	(79,809)	(4,573,984)
Class C	—	(162,195)	(37,562)	(490,786)
Class Q	—	(2,203)	—	—

Total distributions	—	(2,392,551)	(197,118)	(5,552,646)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	56,437	236,302	136,286	1,654,689
Reinvestment of distributions	—	1,859,254	154,182	4,163,136

	56,437	2,095,556	290,468	5,817,825
Cost of shares redeemed	(11,560,297)	(121,998,844)	(22,957,010)	(171,223,647)

Net decrease in net assets resulting from capital share transactions	(11,503,860)	(119,903,288)	(22,666,542)	(165,405,822)

Net decrease in net assets	(15,895,039)	(111,915,698)	(29,636,630)	(157,394,415)

NET ASSETS:
Beginning of year	46,120,945	158,036,643	74,294,227	231,688,642

End of year	$30,225,906	$46,120,945	$44,657,597	$74,294,227

Undistributed net investment income at end of year	$61,051	$—	$—	$108,616

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap		ING Index Plus LargeCap
	Equity Fund III		Equity Fund IV
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007
FROM OPERATIONS:
Net investment income	$102,104	$2,860,191	$456,114	$2,086,987
Net realized gain on investments and futures	254,885	3,056,853	16,016,710	17,336,115
Net change in unrealized appreciation or depreciation on investments and futures	(7,087,553)	4,509,992	(30,195,559)	14,864,688

Increase (decrease) in net assets resulting from operations	(6,730,564)	10,427,036	(13,722,735)	34,287,790

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(31,457)	(471,587)	(139,634)	(253,409)
Class B	(51,677)	(3,526,322)	(696,717)	(1,786,454)
Class C	(10,064)	(279,725)	(61,897)	(163,280)
Class Q	—	—	(5,226)	(5,349)
Net realized gains:
Class A	—	—	(1,576,218)	(435,959)
Class B	—	—	(24,211,890)	(6,989,968)
Class C	—	—	(2,908,767)	(804,384)
Class Q	—	—	(60,718)	(8,686)

Total distributions	(93,198)	(4,277,634)	(29,661,067)	(10,447,489)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	36,551	—	1,229,954	—
Reinvestment of distributions	73,494	3,366,603	24,271,215	8,374,234

	110,045	3,366,603	25,501,169	8,374,234
Cost of shares redeemed	(99,762,282)	(46,116,954)	(206,506,648)	(84,002,006)

Net decrease in net assets resulting from capital share transactions	(99,652,237)	(42,750,351)	(181,005,479)	(75,627,772)

Net decrease in net assets	(106,475,999)	(36,600,949)	(224,389,281)	(51,787,471)

NET ASSETS:
Beginning of year	143,641,903	180,242,852	312,178,421	363,965,892

End of year	$37,165,904	$143,641,903	$87,789,140	$312,178,421

Undistributed net investment income at end of year	$8,381	$—	$—	$451,902

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap		ING Index Plus LargeCap
	Equity Fund V		Equity Fund VI
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007
FROM OPERATIONS:
Net investment income	$891,153	$1,515,248	$648,074	$1,225,710
Net realized gain on investments and futures	1,935,300	8,419,217	2,376,069	6,147,902
Net change in unrealized appreciation or depreciation on investments and futures	(7,134,008)	13,456,868	(7,843,609)	12,934,658

Increase (decrease) in net assets resulting from operations	(4,307,555)	23,391,333	(4,819,466)	20,308,270

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(153,056)	(276,476)	(107,480)	(176,092)
Class B	(1,113,260)	(1,329,057)	(749,582)	(1,189,240)
Class C	(44,518)	(82,810)	(44,775)	(68,309)
Net realized gains:
Class A	(640,845)	(308,268)	(430,605)	(69,882)
Class B	(10,705,650)	(3,638,712)	(8,489,622)	(1,116,676)
Class C	(611,582)	(282,805)	(626,852)	(93,440)

Total distributions	(13,268,911)	(5,918,128)	(10,448,916)	(2,713,639)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	214,762	—	160,253	—
Reinvestment of distributions	11,683,138	5,175,015	9,085,114	2,358,199

	11,897,900	5,175,015	9,245,367	2,358,199
Cost of shares redeemed	(148,332,700)	(74,255,281)	(118,891,399)	(65,962,586)

Net decrease in net assets resulting from capital share transactions	(136,434,800)	(69,080,266)	(109,646,032)	(63,604,387)

Net decrease in net assets	(154,011,266)	(51,607,061)	(124,914,414)	(46,009,756)

NET ASSETS:
Beginning of year	243,018,129	294,625,190	220,534,836	266,544,592

End of year	$89,006,863	$243,018,129	$95,620,422	$220,534,836

Undistributed net investment income at end of year	$80,793	$516,476	$140,725	$397,981

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection		ING Principal Protection
	Fund VII		Fund VIII
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007
FROM OPERATIONS:
Net investment income	$27,813	$181,069	$467,707	$650,010
Net realized gain on investments	2,286,880	2,769,739	1,415,614	1,914,847
Net change in unrealized appreciation or depreciation on investments	(4,576,169)	6,658,057	(3,422,868)	4,327,718

Increase (decrease) in net assets resulting from operations	(2,261,476)	9,608,865	(1,539,547)	6,892,575

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(33,098)	(54,947)	(94,303)	(140,822)
Class B	(15,773)	(99,560)	(349,597)	(582,505)
Class C	—	—	(39,233)	(50,936)
Net realized gains:
Class A	(205,025)	—	(382,209)	(8,854)
Class B	(4,116,472)	—	(3,005,739)	(65,475)
Class C	(315,172)	—	(356,913)	(7,920)

Total distributions	(4,685,540)	(154,507)	(4,227,994)	(856,512)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	4,020,798	131,960	3,498,575	694,745
Cost of shares redeemed	(22,538,039)	(33,821,329)	(13,794,338)	(23,480,449)

Net decrease in net assets resulting from capital share transactions	(18,517,241)	(33,689,369)	(10,295,763)	(22,785,704)

Net decrease in net assets	(25,464,257)	(24,235,011)	(16,063,304)	(16,749,641)

NET ASSETS:
Beginning of year	108,813,220	133,048,231	67,145,519	83,895,160

End of year	$83,348,963	$108,813,220	$51,082,215	$67,145,519

Undistributed net investment income at end of year	$—	$22,624	$182,797	$201,301

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection		ING Principal Protection
	Fund IX		Fund X
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007
FROM OPERATIONS:
Net investment income	$363,902	$488,882	$287,659	$485,104
Net realized gain on investments	1,129,992	1,931,636	1,366,047	1,091,259
Net change in unrealized appreciation or depreciation on investments	(2,895,427)	3,075,935	(2,790,997)	3,185,539

Increase (decrease) in net assets resulting from operations	(1,401,533)	5,496,453	(1,137,291)	4,761,902

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(64,327)	(102,958)	(90,313)	(132,165)
Class B	(272,553)	(520,491)	(305,094)	(369,123)
Class C	(29,209)	(46,905)	(31,230)	(54,799)
Net realized gains:
Class A	(320,836)	(57,266)	(391,674)	(91,200)
Class B	(2,868,054)	(477,849)	(2,213,021)	(420,212)
Class C	(327,022)	(57,462)	(283,399)	(69,830)

Total distributions	(3,882,001)	(1,262,931)	(3,314,731)	(1,137,329)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	3,404,920	1,100,726	2,835,951	974,726
Cost of shares redeemed	(8,444,884)	(14,582,928)	(8,775,565)	(12,466,691)

Net decrease in net assets resulting from capital share transactions	(5,039,964)	(13,482,202)	(5,939,614)	(11,491,965)

Net decrease in net assets	(10,323,498)	(9,248,680)	(10,391,636)	(7,867,392)

NET ASSETS:
Beginning of year	50,931,063	60,179,743	41,887,057	49,754,449

End of year	$40,607,565	$50,931,063	$31,495,421	$41,887,057

Undistributed net investment income at end of year	$142,129	$147,293	$39,491	$181,242

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection		ING Principal Protection
	Fund XI		Fund XII
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007
FROM OPERATIONS:
Net investment income	$176,678	$285,481	$91,432	$153,237
Net realized gain on investments	425,137	918,132	209,265	367,560
Net change in unrealized appreciation or depreciation on investments	(1,210,497)	1,828,467	(562,479)	895,901

Increase (decrease) in net assets resulting from operations	(608,682)	3,032,080	(261,782)	1,416,698

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(54,823)	(90,085)	(20,629)	(44,882)
Class B	(110,278)	(274,377)	(59,347)	(126,917)
Class C	(24,821)	(51,556)	(12,175)	(18,969)
Net realized gains:
Class A	(259,767)	(15,388)	(69,939)	—
Class B	(1,193,351)	(72,259)	(450,846)	—
Class C	(239,797)	(14,564)	(90,613)	—

Total distributions	(1,882,837)	(518,229)	(703,549)	(190,768)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	1,551,162	426,859	587,272	156,915
Cost of shares redeemed	(4,527,796)	(9,668,525)	(2,243,059)	(4,391,627)

Net decrease in net assets resulting from capital share transactions	(2,976,634)	(9,241,666)	(1,655,787)	(4,234,712)

Net decrease in net assets	(5,468,153)	(6,727,815)	(2,621,118)	(3,008,782)

NET ASSETS:
Beginning of year	27,698,903	34,426,718	13,566,205	16,574,987

End of year	$22,230,750	$27,698,903	$10,945,087	$13,566,205

Undistributed net investment income at end of year	$59,080	$74,924	$37,435	$38,403

See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$11.14	9.82		9.85		9.95		10.25
Income (loss) from investment operations:
Net investment income	$0.10	0.18	*†	0.23	*	0.22	*	0.23
Net realized and unrealized gain (loss) on investments and futures	$(1.19)	1.43		(0.01)		(0.08)		(0.33)
Total from investment operations	$(1.09)	1.61		0.22		0.14		(0.10)
Less distributions from:
Net investment income	$—	0.29		0.25		0.24		0.20
Total distributions	$—	0.29		0.25		0.24		0.20
Net asset value, end of year	$10.05	11.14		9.82		9.85		9.95
Total Return(1)%	(9.78)	16.76	†	2.22		1.42		(1.01)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,884	3,878		12,043		18,420		28,057
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.23	1.64		1.63		1.57		1.67
Net expenses after expense waiver/recoupment(2)%	1.23 **	1.64	**	1.63		1.69		1.74
Net investment income after expense waiver/recoupment(2)%	0.85 **	1.82	**†	2.33		2.22		2.03
Portfolio turnover rate %	135	172		12		29		29

	Class B
	Year Ended May 31,
	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$11.12	9.80		9.83		9.91	10.21
Income (loss) from investment operations:
Net investment income	$0.01	0.12	*†	0.16	*	0.14	0.14
Net realized and unrealized gain (loss) on investments and futures	$(1.17)	1.41		(0.03)		(0.06)	(0.32)
Total from investment operations	$(1.16)	1.53		0.13		0.08	(0.18)
Less distributions from:
Net investment income	$—	0.21		0.16		0.16	0.12
Total distributions	$—	0.21		0.16		0.16	0.12
Net asset value, end of year	$9.96	11.12		9.80		9.83	9.91
Total Return(1)%	(10.43)	15.86	†	1.37		0.79	(1.76)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$23,132	36,000		132,611		178,017	237,539
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.98	2.39		2.38		2.32	2.42
Net expenses after expense waiver/recoupment(2)%	1.98 **	2.39	**	2.38		2.44	2.49
Net investment income after expense waiver/recoupment(2)%	0.10 **	1.18	**†	1.58		1.48	1.28
Portfolio turnover rate %	135	172		12		29	29

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred. This expense limitation agreement terminated on October 11, 2006.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Includes one-time settlement income representing $0.05 and $0.06 per share for Class A and Class B, respectively, and 0.27% of the fund’s average net assets.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$11.20	9.84		9.85		9.92		10.21
Income (loss) from investment operations:
Net investment income	$0.01	0.09	*†	0.16	*	0.15	*	0.15
Net realized and unrealized gain (loss) on investments and futures	$(1.18)	1.46		(0.02)		(0.08)		(0.34)
Total from investment operations	$(1.17)	1.55		0.14		0.07		(0.19)
Less distributions from:
Net investment income	$—	0.19		0.15		0.14		0.10
Total distributions	$—	0.19		0.15		0.14		0.10
Net asset value, end of year	$10.03	11.20		9.84		9.85		9.92
Total Return(1)%	(10.45)	15.94	†	1.39		0.72		(1.83)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,197	6,184		13,294		24,476		43,529
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.98	2.39		2.38		2.32		2.42
Net expenses after expense waiver/recoupment(2)%	1.98 **	2.39	**	2.38		2.44		2.49
Net investment income after expense waiver/recoupment(2)%	0.10 **	0.89	**†	1.58		1.46		1.28
Portfolio turnover rate %	135	172		12		29		29

	Class Q
	Year Ended May 31,
	2008		2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$11.22		9.89		9.88		9.97		10.27
Income (loss) from investment operations:
Net investment income	$0.09	*	0.16	*†	0.23	*	0.22	*	0.24
Net realized and unrealized gain (loss) on investments and futures	$(1.15)		1.47		(0.01)		(0.07)		(0.34)
Total from investment operations	$(1.06)		1.63		0.22		0.15		(0.10)
Less distributions from:
Net investment income	$—		0.30		0.21		0.24		0.20
Total distributions	$—		0.30		0.21		0.24		0.20
Net asset value, end of year	$10.16		11.22		9.89		9.88		9.97
Total Return(1)%	(9.45)		16.83	†	2.25		1.53		(1.01)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$14		59		89		335		671
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.19		1.63		1.59		1.57		1.63
Net expenses after expense waiver/recoupment(2)%	1.19	**	1.63	**	1.59		1.69		1.70
Net investment income after expense waiver/recoupment(2)%	0.83	**	1.54	**†	2.34		2.21		2.08
Portfolio turnover rate %	135		172		12		29		29

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred. This expense limitation agreement terminated on October 11, 2006.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Includes one-time settlement income representing $0.04 and $0.03 per share for Class C and Class Q, respectively, and 0.27% of the fund’s average net assets.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund II	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.28	9.52		9.65		9.77		10.15
Income (loss) from investment operations:
Net investment income	$0.08	0.25	†	0.26	*	0.25	*	0.25
Net realized and unrealized gain (loss) on investments and futures	$(1.08)	0.86		(0.09)		(0.10)		(0.43)
Total from investment operations	$(1.00)	1.11		0.17		0.15		(0.18)
Less distributions from:
Net investment income	$0.14	0.35		0.30		0.27		0.20
Total distributions	$0.14	0.35		0.30		0.27		0.20
Net asset value, end of year	$9.14	10.28		9.52		9.65		9.77
Total Return(1)%	(9.83)	11.93	†	1.74		1.49		(1.74)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,709	7,346		15,940		25,160		37,580
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.25	1.60		1.62		1.58		1.65
Net expenses after expense waiver/recoupment(2)%	1.25 **	1.60	**	1.62		1.58		1.69
Net investment income after expense waiver/recoupment(2)%	0.83 **	2.66	**†	2.69		2.56		2.26
Portfolio turnover rate %	130	96		25		24		74

	Class B
	Year Ended May 31,
	2008	2007		2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$10.27	9.50		9.63		9.74	10.12
Income (loss) from investment operations:
Net investment income	$0.01	0.20	*†	0.19	*	0.19	0.16
Net realized and unrealized gain (loss) on investments and futures	$(1.09)	0.83		(0.10)		(0.12)	(0.41)
Total from investment operations	$(1.08)	1.03		0.09		0.07	(0.25)
Less distributions from:
Net investment income	$0.02	0.26		0.22		0.18	0.13
Total distributions	$0.02	0.26		0.22		0.18	0.13
Net asset value, end of year	$9.17	10.27		9.50		9.63	9.74
Total Return(1)%	(10.54)	11.07	†	0.90		0.76	(2.47)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$33,440	57,511		189,657		249,693	328,221
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.00	2.35		2.37		2.33	2.40
Net expenses after expense waiver/recoupment(2)%	2.00 **	2.35	**	2.37		2.33	2.44
Net investment income after expense waiver/recoupment(2)%	0.07 **	2.07	**†	1.94		1.82	1.51
Portfolio turnover rate %	130	96		25		24	74

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Includes one-time settlement income representing $0.05 and $0.07 per share for Class A and Class B, respectively, and 0.29% of the fund’s average net assets.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund II (continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.34	9.54		9.65		9.75		10.12
Income (loss) from investment operations:
Net investment income	$0.01	0.19	*†	0.19	*	0.17	*	0.18
Net realized and unrealized gain (loss) on investments and futures	$(1.09)	0.85		(0.10)		(0.10)		(0.43)
Total from investment operations	$(1.08)	1.04		0.09		0.07		(0.25)
Less distributions from:
Net investment income	$0.05	0.24		0.20		0.17		0.12
Total distributions	$0.05	0.24		0.20		0.17		0.12
Net asset value, end of year	$9.21	10.34		9.54		9.65		9.75
Total Return(1)%	(10.51)	11.10	†	0.92		0.75		(2.52)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$6,508	9,436		26,092		45,748		71,250
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.00	2.35		2.37		2.33		2.40
Net expenses after expense waiver/recoupment(2)%	2.00 **	2.35	**	2.37		2.33		2.44
Net investment income after expense waiver/recoupment(2)%	0.08 **	2.01	**†	1.94		1.81		1.51
Portfolio turnover rate %	130	96		25		24		74

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Includes one-time settlement income representing $0.06 per share for Class C and 0.29% of the fund’s average net assets.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund III	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.00	9.67		9.82		9.90		10.27
Income (loss) from investment operations:
Net investment income	$0.09	0.24		0.24	*	0.24	*	0.25
Net realized and unrealized gain (loss) on investments and futures	$(1.09)	0.47		(0.11)		(0.06)		(0.42)
Total from investment operations	$(1.00)	0.71		0.13		0.18		(0.17)
Less distributions from:
Net investment income	$0.07	0.38		0.28		0.26		0.20
Total distributions	$0.07	0.38		0.28		0.26		0.20
Net asset value, end of year	$8.93	10.00		9.67		9.82		9.90
Total Return(1)%	(10.04)	7.46		1.35		1.83		(1.63)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$3,294	10,588		12,955		19,005		29,113
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.33	1.65		1.65		1.59		1.66
Net expenses after expense waiver/recoupment(2)%	1.32	1.65	**	1.65		1.59		1.68
Net investment income after expense waiver/recoupment(2)%	0.86	2.46	**	2.47		2.44		2.26
Portfolio turnover rate %	250	18		35		16		27

	Class B
	Year Ended May 31,
	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.02	9.65		9.79		9.86	10.23
Income (loss) from investment operations:
Net investment income	$0.01	0.17	*	0.17	*	0.18	0.16
Net realized and unrealized gain (loss) on investments and futures	$(1.09)	0.46		(0.11)		(0.07)	(0.40)
Total from investment operations	$(1.08)	0.63		0.06		0.11	(0.24)
Less distributions from:
Net investment income	$0.01	0.26		0.20		0.18	0.13
Total distributions	$0.01	0.26		0.20		0.18	0.13
Net asset value, end of year	$8.93	10.02		9.65		9.79	9.86
Total Return(1)%	(10.76)	6.63		0.61		1.12	(2.38)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$29,949	124,512		151,765		203,705	261,098
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.08	2.40		2.40		2.34	2.41
Net expenses after expense waiver/recoupment(2)%	2.07	2.40	**	2.40		2.34	2.43
Net investment income after expense waiver/recoupment(2)%	0.13	1.70	**	1.72		1.69	1.51
Portfolio turnover rate %	250	18		35		16	27

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund III (continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.09	9.69		9.81		9.88		10.23
Income (loss) from investment operations:
Net investment income	$0.01	0.17	*	0.17	*	0.17	*	0.19
Net realized and unrealized gain (loss) on investments and futures	$(1.09)	0.47		(0.11)		(0.07)		(0.43)
Total from investment operations	$(1.08)	0.64		0.06		0.10		(0.24)
Less distributions from:
Net investment income	$0.02	0.24		0.18		0.17		0.11
Total distributions	$0.02	0.24		0.18		0.17		0.11
Net asset value, end of year	$8.99	10.09		9.69		9.81		9.88
Total Return(1)%	(10.72)	6.69		0.63		1.04		(2.37)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$3,923	8,543		15,523		26.637		43,018
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.08	2.40		2.40		2.34		2.41
Net expenses after expense waiver/recoupment(2)%	2.07	2.40	**	2.40		2.34		2.43
Net investment income after expense waiver/recoupment(2)%	0.11	1.70	**	1.71		1.69		1.51
Portfolio turnover rate %	250	18		35		16		27

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund IV	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$11.23		10.46		10.47	10.39	10.52
Income (loss) from investment operations:
Net investment income	$0.09	*	0.15	†	0.12	0.13	0.12
Net realized and unrealized gain (loss) on investments and futures	$(1.03)		1.05		0.12	0.15	(0.08)
Total from investment operations	$(0.94)		1.20		0.24	0.28	0.04
Less distributions from:
Net investment income	$0.14		0.16		0.13	0.13	0.14
Net realized gains on investments	$1.80		0.27		0.12	0.07	0.03
Total distributions	$1.94		0.43		0.25	0.20	0.17
Net asset value, end of year	$8.35		11.23		10.46	10.47	10.39
Total Return(1)%	(9.57)		11.69	†	2.22	2.79	0.36
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$5,884		14,452		19,418	30,711	52,094
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.52		1.63		1.63	1.58	1.65
Net expenses after expense waiver/recoupment(2)%	1.52	**	1.63	**	1.63	1.58	1.65
Net investment income after expense waiver/recoupment(2)%	0.93	**	1.33	**†	1.08	1.22	1.08
Portfolio turnover rate %	119		37		60	70	75

	Class B
	Year Ended May 31,
	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$11.21	10.43		10.44	10.35	10.47
Income (loss) from investment operations:
Net investment income	$0.04	0.07	†	0.04	0.05	0.04
Net realized and unrealized gain (loss) on investments and futures	$(1.05)	1.05		0.11	0.16	(0.07)
Total from investment operations	$(1.01)	1.12		0.15	0.21	(0.03)
Less distributions from:
Net investment income	$0.05	0.07		0.04	0.05	0.06
Net realized gains on investments	$1.80	0.27		0.12	0.07	0.03
Total distributions	$1.85	0.34		0.16	0.12	0.09
Net asset value, end of year	$8.35	11.21		10.43	10.44	10.35
Total Return(1)%	(10.21)	10.91	†	1.41	2.04	(0.29)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$70,758	268,885		305,370	394,210	487,343
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.27	2.38		2.38	2.33	2.40
Net expenses after expense waiver/recoupment(2)%	2.27 **	2.38	**	2.38	2.33	2.40
Net investment income after expense waiver/recoupment(2)%	0.22 **	0.59	**†	0.33	0.49	0.33
Portfolio turnover rate %	119	37		60	70	75

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average numbers of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Includes one-time settlement income representing $0.03 per share for Class A and Class B and 0.23% of the fund’s average net assets.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund IV (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$11.27		10.47		10.46	10.36	10.47
Income (loss) from investment operations:
Net investment income	$0.02	*	0.08	†	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments and futures	$(1.04)		1.05		0.11	0.14	(0.09)
Total from investment operations	$(1.02)		1.13		0.16	0.20	(0.04)
Less distributions from:
Net investment income	$0.04		0.06		0.03	0.03	0.04
Net realized gains on investments	$1.80		0.27		0.12	0.07	0.03
Total distributions	$1.84		0.33		0.15	0.10	0.07
Net asset value, end of year	$8.41		11.27		10.47	10.46	10.36
Total Return(1)%	(10.24)		10.92	†	1.48	2.00	(0.37)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$10,816		28,474		38,846	63,431	98,026
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.27		2.38		2.38	2.33	2.40
Net expenses after expense waiver/recoupment(2)%	2.27	**	2.38	**	2.38	2.33	2.40
Net investment income after expense waiver/recoupment(2)%	0.20	**	0.60	**†	0.33	0.47	0.33
Portfolio turnover rate %	119		37		60	70	75

	Class Q
	Year Ended May 31,
	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$11.28	10.50		10.47		10.40	10.52
Income (loss) from investment operations:
Net investment income	$0.10	0.15	†	0.12	*	0.13	0.13
Net realized and unrealized gain (loss) on investments and futures	$(1.04)	1.07		0.12		0.15	(0.07)
Total from investment operations	$(0.94)	1.22		0.24		0.28	0.06
Less distributions from:
Net investment income	$0.15	0.17		0.09		0.14	0.15
Net realized gains on investments	$1.80	0.27		0.12		0.07	0.03
Total distributions	$1.95	0.44		0.21		0.21	0.18
Net asset value, end of year	$8.39	11.28		10.50		10.47	10.40
Total Return(1)%	(9.52)	11.84	†	2.21		2.75	0.58
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$332	367		332		958	950
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.45	1.60		1.60		1.58	1.59
Net expenses after expense waiver/recoupment(2)%	1.45 **	1.60	**	1.60		1.58	1.59
Net investment income after expense waiver/recoupment(2)%	0.97 **	1.35	**†	1.08		1.23	1.14
Portfolio turnover rate %	119	37		60		70	75

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Includes one-time settlement income representing $0.03 and $0.02 per share for Class C and Class Q, respectively, and 0.23% of the fund’s average net assets.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund V	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008		2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.53		9.86		9.91	10.11		10.41
Income (loss) from investment operations:
Net investment income	$0.13		0.13		0.14	0.13	*	0.13
Net realized and unrealized gain (loss) on investments and futures	$0.01		0.85		0.01	0.16		(0.22)
Total from investment operations	$0.14		0.98		0.15	0.29		(0.09)
Less distributions from:
Net investment income	$0.14		0.15		0.14	0.14		0.14
Net realized gains on investments	$0.59		0.16		0.06	0.35		0.07
Total distributions	$0.73		0.31		0.20	0.49		0.21
Net asset value, end of year	$9.94		10.53		9.86	9.91		10.11
Total Return(1)%	1.51		10.05		1.53	2.89		(0.89)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$6,038		14,436		20,694	30,203		42,889
Ratios to average net assets:
Expenses(2)%	1.52	**	1.64	**	1.63	1.59		1.67
Net investment income(2)%	1.17	**	1.26	**	1.24	1.34		1.22
Portfolio turnover rate %	114		42		60	80		53

	Class B
	Year Ended May 31,
	2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.52		9.85		9.89	10.09	10.38
Income (loss) from investment operations:
Net investment income	$0.05		0.06		0.06	0.06	0.05
Net realized and unrealized gain (loss) on investments and futures	$0.02		0.83		0.02	0.15	(0.21)
Total from investment operations	$0.07		0.89		0.08	0.21	(0.16)
Less distributions from:
Net investment income	$0.06		0.06		0.06	0.06	0.06
Net realized gains on investments	$0.59		0.16		0.06	0.35	0.07
Total distributions	$0.65		0.22		0.12	0.41	0.13
Net asset value, end of year	$9.94		10.52		9.85	9.89	10.09
Total Return(1)%	0.80		9.14		0.82	2.10	(1.54)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$76,404		214,860		252,730	335,117	405,311
Ratios to average net assets:
Expenses(2)%	2.27	**	2.39	**	2.38	2.34	2.42
Net investment income(2)%	0.45	**	0.51	**	0.49	0.59	0.47
Portfolio turnover rate %	114		42		60	80	53

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund V (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008		2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.57		9.88		9.91		10.10		10.38
Income (loss) from investment operations:
Net investment income	$0.04	*	0.05	*	0.05	*	0.06	*	0.06
Net realized and unrealized gain (loss) on investments and futures	$0.03		0.85		0.02		0.15		(0.22)
Total from investment operations	$0.07		0.90		0.07		0.21		(0.16)
Less distributions from:
Net investment income	$0.04		0.05		0.04		0.05		0.05
Net realized gains on investments	$0.59		0.16		0.06		0.35		0.07
Total distributions	$0.63		0.21		0.10		0.40		0.12
Net asset value, end of year	$10.01		10.57		9.88		9.91		10.10
Total Return(1)%	0.81		9.19		0.74		2.02		(1.52)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$6,565		13,723		21,201		37,116		60,980
Ratios to average net assets:
Expenses(2)%	2.27	**	2.39	**	2.38		2.34		2.42
Net investment income(2)%	0.42	**	0.51	**	0.49		0.59		0.47
Portfolio turnover rate %	114		42		60		80		53

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund VI	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008		2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.60		9.85		9.87	10.08		10.31
Income (loss) from investment operations:
Net investment income	$0.11	*	0.12	*	0.14	0.13	*	0.13
Net realized and unrealized gain (loss) on investments and futures	$(0.18)		0.83		(0.02)	0.14		(0.23)
Total from investment operations	$(0.07)		0.95		0.12	0.27		(0.10)
Less distributions from:
Net investment income	$0.13		0.14		0.14	0.15		0.10
Net realized gains on investments	$0.50		0.06		—	0.33		0.03
Total distributions	$0.63		0.20		0.14	0.48		0.13
Net asset value, end of year	$9.90		10.60		9.85	9.87		10.08
Total Return(1)%	(0.63)		9.67		1.18	2.72	†	(1.01)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$5,586		10,855		15,634	24,971		43,443
Ratios to average net assets:
Expenses(2)%	1.74	**	1.67	**	1.66	1.62		1.67
Net investment income(2)%	1.04	**	1.22	**	1.28	1.33		1.19
Portfolio turnover rate %	88		54		42	100		44

	Class B
	Year Ended May 31,
	2008		2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.59		9.83		9.85	10.06		10.30
Income (loss) from investment operations:
Net investment income	$0.03	*	0.05		0.06	0.06		0.05
Net realized and unrealized gain (loss) on investments and futures	$(0.19)		0.83		(0.02)	0.12		(0.22)
Total from investment operations	$(0.16)		0.88		0.04	0.18		(0.17)
Less distributions from:
Net investment income	$0.04		0.06		0.06	0.06		0.04
Net realized gains on investments	$0.50		0.06		—	0.33		0.03
Total distributions	$0.54		0.12		0.06	0.39		0.07
Net asset value, end of year	$9.89		10.59		9.83	9.85		10.06
Total Return(1)%	(1.42)		8.94		0.40	1.85	†	(1.70)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$83,513		194,464		229,092	304,303		372,323
Ratios to average net assets:
Expenses(2)%	2.49	**	2.42	**	2.41	2.37		2.42
Net investment income(2)%	0.31	**	0.47	**	0.53	0.59		0.44
Portfolio turnover rate %	88		54		42	100		44

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which did not have an impact on total return.
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund VI (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008		2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.65		9.88		9.87		10.06		10.30
Income (loss) from investment operations:
Net investment income	$0.03	*	0.05	*	0.05	*	0.06	*	0.05
Net realized and unrealized gain (loss) on investments and futures	$(0.18)		0.82		(0.00	)**	0.12		(0.22)
Total from investment operations	$(0.15)		0.87		0.05		0.18		(0.17)
Less distributions from:
Net investment income	$0.04		0.04		0.04		0.04		0.04
Net realized gains on investments	$0.50		0.06		—		0.33		0.03
Total distributions	$0.54		0.10		0.04		0.37		0.07
Net asset value, end of year	$9.96		10.65		9.88		9.87		10.06
Total Return(1)%	(1.40)		8.80		0.50		1.85	†	(1.72)
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$6,522		15,216		21,819		39,288		65,269
Ratios to average net assets:
Expenses(2)%	2.49	***	2.42	***	2.41		2.37		2,42
Net investment income(2)%	0.28	***	0.47	***	0.53		0.58		0.44
Portfolio turnover rate %	88		54		42		100		44

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund VII	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.53	9.71		9.85	9.88		10.00
Income (loss) from investment operations:
Net investment income	$0.09	0.09		0.08	0.12	*	0.13
Net realized and unrealized gain (loss) on investments	$(0.25)	0.81		0.02	0.16		(0.08)
Total from investment operations	$(0.16)	0.90		0.10	0.28		0.05
Less distributions from:
Net investment income	$0.08	0.08		0.10	0.16		0.17
Net realized gains on investments	$0.50	—		0.14	0.15		—
Total distributions	$0.58	0.08		0.24	0.31		0.17
Net asset value, end of year	$9.79	10.53		9.71	9.85		9.88
Total Return(1)%	(1.54)	9.35		1.06	2.82		0.52	†
Ratios and Supplemental Data:
Net assets end of year (000’s)	$3,704	5,664		7,736	13,942		21,805
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.71	1.67		1.62	1.59		1.72
Net expenses after expense waiver/recoupment(2)%	1.75 ***	1.75	***	1.75	1.46		0.99
Net investment income after expense waiver/recoupment(2)%	0.72 ***	0.86	***	0.76	1.23		1.51
Portfolio turnover rate %	38	52		58	49		91

	Class B
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.59		9.77		9.90		9.93	10.00
Income (loss) from investment operations:
Net investment income	$0.01		0.01		0.00	**	0.05	0.07
Net realized and unrealized gain (loss) on investments	$(0.25)		0.82		0.03		0.15	(0.09)
Total from investment operations	$(0.24)		0.83		0.03		0.20	(0.02)
Less distributions from:
Net investment income	$0.00	**	0.01		0.02		0.08	0.05
Net realized gains on investments	$0.50		—		0.14		0.15
Total distributions	$0.50		0.01		0.16		0.23	0.05
Net asset value, end of year	$9.85		10.59		9.77		9.90	9.93
Total Return(1)%	(2.28)		8.50		0.34		2.05	(0.21)†
Ratios and Supplemental Data:
Net assets end of year (000’s)	$74,795		95,425		113,102		155,148	182,112
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.46		2.42		2.37		2.34	2.47
Net expenses after expense waiver/recoupment(2)%	2.50	***	2.50	***	2.50		2.21	1.74
Net investment income after expense waiver/recoupment(2)%	0.00	** ***	0.11	***	0.01		0.48	0.76
Portfolio turnover rate %	38		52		58		49	91

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or 0.005%.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Represents performance beginning on the first day of Guarantee Period (June 30, 2003). Total return for the year ended May 31, 2004 was 0.69% and (0.02)% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund VII (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008		2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of year	$10.60		9.77		9.89	9.90		10.00
Income (loss) from investment operations:
Net investment income	$(0.00	)**	0.01		0.01	0.04	*	0.07
Net realized and unrealized gain (loss) on investments	$(0.23)		0.82		0.02	0.16		(0.09)
Total from investment operations	$(0.23)		0.83		0.03	0.20		(0.02)
Less distributions from:
Net investment income	$—		—		0.01	0.06		0.08
Net realized gains on investments	$0.50		—		0.14	0.15		—
Total distributions	$0.50		—		0.15	0.21		0.08
Net asset value, end of year	$9.87		10.60		9.77	9.89		9.90
Total Return(1)%	(2.25)		8.50		0.31	2.04		(0.24)†
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,850		7,725		12,210	24,100		44,390
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.46		2.42		2.37	2.34		2.47
Net expenses after expense waiver/recoupment(2)%	2.50	***	2.50	***	2.50	2.21		1.74
Net investment income (loss) after expense waiver/recoupment(2)%	(0.04	)***	0.11	***	0.01	0.49		0.76
Portfolio turnover rate %	38		52		58	49		91

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

†	Represents performance beginning on the first day of Guarantee Period (June 30, 2003). Total return for the year ended May 31, 2004 was (0.05)% for Class C.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund VIII	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
						October 1,
						2003(1) to
	Year Ended May 31,					May 31,
	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.68	9.84		9.94	9.95	10.00
Income (loss) from investment operations:
Net investment income	$0.16	0.16	*	0.17	0.18	0.06
Net realized and unrealized gain (loss) on investments	$(0.34)	0.87		(0.07)	0.11	(0.10)
Total from investment operations	$(0.18)	1.03		0.10	0.29	(0.04)
Less distributions from:
Net investment income	$0.17	0.18		0.20	0.18	0.01
Net realized gains on investments	$0.67	0.01		—	0.12	—
Total distributions	$0.84	0.19		0.20	0.30	0.01
Net asset value, end of period	$9.66	10.68		9.84	9.94	9.95
Total Return(2)%	(1.76)	10.61		0.97	2.99	(0.45) ††
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,977	6,799		9,965	16,375	22,336
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.51	1.51		1.48	1.44	1.54
Net expenses after expense waiver(3)(4)%	1.51 **	1.51	**	1.48	1.44	1.51
Net investment income after expense waiver(3)(4)%	1.47 **	1.55	**	1.62	1.68	0.96
Portfolio turnover rate %	76	53		57	77	42

	Class B
						October 1,
						2003(1) to
	Year Ended May 31,					May 31,
	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.68	9.83		9.93	9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.08	0.09		0.10	0.10	0.02
Net realized and unrealized gain (loss) on investments	$(0.35)	0.87		(0.09)	0.13	(0.10)
Total from investment operations	$(0.27)	0.96		0.01	0.23	(0.08)
Less distributions from:
Net investment income	$0.08	0.10		0.11	0.09	0.01
Net realized gains on investments	$0.67	0.01		—	0.12	—
Total distributions	$0.75	0.11		0.11	0.21	0.01
Net asset value, end of period	$9.66	10.68		9.83	9.93	9.91
Total Return(2)%	(2.61)	9.86		0.13	2.34	(0.85)††
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$41,821	53,549		64,586	87,326	105,448
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.26	2.26		2.23	2.19	2.29
Net expenses after expense waiver(3)(4)%	2.26 **	2.26	**	2.23	2.19	2.12 †
Net investment income after expense waiver(3)(4)%	0.72 **	0.79	**	0.87	0.93	0.39 †
Portfolio turnover rate %	76	53		57	77	42

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	ING Funds Distributor, LLC voluntarily waived 0.75% of distribution fees on Class B from October 1, 2003 through December 23, 2003.

††	Represents performance beginning on the first day of the Guarantee Period (December 23, 2003). Total return from commencement of offering of shares was (0.45)% and (0.85)% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund VIII (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
							October 1,
							2003(1) to
	Year Ended May 31,						May 31,
	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.75	9.87		9.93		9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.09	0.08	*	0.09	*	0.10	0.02
Net realized and unrealized gain (loss) on investments	$(0.37)	0.88		(0.07)		0.12	(0.10)
Total from investment operations	$(0.28)	0.96		0.02		0.22	(0.08)
Less distributions from:
Net investment income	$0.07	0.07		0.08		0.08	0.01
Net realized gains on investments	$0.67	0.01		—		0.12	—
Total distributions	$0.74	0.08		0.08		0.20	0.01
Net asset value, end of period	$9.73	10.75		9.87		9.93	9.91
Total Return(2)%	(2.63)	9.82		0.18		2.29	(0.85) ††
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,284	6,798		9,345		19,883	33,289
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.26	2.26		2.23		2.19	2.29
Net expenses after expense waiver(3)(4)%	2.26 **	2.26	**	2.23		2.19	2.12 †
Net investment income after expense waiver(3)(4)%	0.72 **	0.79	**	0.87		0.92	0.39 †
Portfolio turnover rate %	76	53		57		77	42

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	ING Funds Distributor, LLC voluntarily waived 0.75% of distribution fees on Class C from October 1, 2003 through December 23, 2003.

††	Represents performance beginning on the first day of the Guarantee Period (December 23, 2003). Total return from commencement of offering of shares was (0.85)% for Class C.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund IX	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
							February 2,
							2004(1) to
	Year Ended May 31,						May 31,
	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.76	9.95		10.08		9.92	10.00
Income (loss) from investment operations:
Net investment income	$0.16	0.16	*	0.18	*	0.18	0.02
Net realized and unrealized gain (loss) on investments	$(0.38)	0.97		(0.05)		0.16	(0.10)
Total from investment operations	$(0.22)	1.13		0.13		0.34	(0.08)
Less distributions from:
Net investment income	$0.17	0.21		0.19		0.15	—
Net realized gains on investments	$0.80	0.11		0.07		0.03	—
Total distributions	$0.97	0.32		0.26		0.18	—
Net asset value, end of period	$9.57	10.76		9.95		10.08	9.92
Total Return(2)%	(2.18)	11.48		1.25		3.43	(0.80) †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,639	4,694		6,311		10,035	20,081
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.56	1.56		1.51		1.62	1.56
Net expenses after expense waiver(3)(4)%	1.56 **	1.56	**	1.51		1.68	1.30
Net investment income after expense waiver(3)(4)%	1.47 **	1.57	**	1.81		1.56	0.77
Portfolio turnover rate %	104	57		76		67	4

	Class B
						February 2,
						2004(1) to
	Year Ended May 31,					May 31,
	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.74	9.93		10.06	9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.08	0.10		0.12	0.09	0.01
Net realized and unrealized gain (loss) on investments	$(0.39)	0.94		(0.07)	0.17	(0.10)
Total from investment operations	$(0.31)	1.04		0.05	0.26	(0.09)
Less distributions from:
Net investment income	$0.08	0.12		0.11	0.08	—
Net realized gains on investments	$0.80	0.11		0.07	0.03	—
Total distributions	$0.88	0.23		0.18	0.11	—
Net asset value, end of period	$9.55	10.74		9.93	10.06	9.91
Total Return(2)%	(3.00)	10.65		0.51	2.68	(0.90) †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$33,494	41,294		47,196	58,077	66,636
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.31	2.31		2.26	2.37	2.36
Net expenses after expense waiver(3)(4)%	2.31 **	2.31	**	2.26	2.43	1.74 ††
Net investment income after expense waiver(3)(4)%	0.72 **	0.82	**	1.06	0.82	0.37 ††
Portfolio turnover rate %	104	57		76	67	4

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Represents performance beginning on the first day of the Guarantee Period (April 22, 2004). Total return from commencement of offering of shares was (0.50)% and (0.60)% for Class A and B, respectively.

††	ING Fund Distributor, LLC voluntarily waived 0.75% of distribution fees on Class B from February 2, 2004 through April 22, 2004.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund IX (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
							February 2,
							2004(1) to
	Year Ended May 31,						May 31
	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.81	9.97		10.06		9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.09	0.08	*	0.11	*	0.09	0.01
Net realized and unrealized gain (loss) on investments	$(0.39)	0.96		(0.05)		0.17	(0.10)
Total from investment operations	$(0.30)	1.04		0.06		0.26	(0.09)
Less distributions from:
Net investment income	$0.08	0.09		0.08		0.08	—
Net realized gains on investments	$0.80	0.11		0.07		0.03	—
Total distributions	$0.88	0.20		0.15		0.11	—
Net asset value, end of period	$9.63	10.81		9.97		10.06	9.91
Total Return(2)%	(2.93)	10.59		0.64		2.64	(0.90)†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,474	4,943		6,673		15,054	21,753
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.31	2.31		2.26		2.37	2.36
Net expenses after expense waiver(3)(4)%	2.31 **	2.31	**	2.26		2.43	1.74 ††
Net investment income after expense waiver(3)(4)%	0.72 **	0.82	**	1.06		0.81	0.37 ††
Portfolio turnover rate %	104	57		76		67	4

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Represents performance beginning on the first day of the Guarantee Period (April 22, 2004). Total return from commencement of offering of shares was (0.60)% for Class C.

††	ING Fund Distributor, LLC voluntarily waived 0.75% of distribution fees on Class C from February 2, 2004 through April 22, 2004.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund X	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
								May 3,
								2004 (1) to
	Year Ended May 31,							May 31,
	2008		2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.72		9.89		10.25	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.15	*	0.17	*	0.17	0.10		0.00	**
Net realized and unrealized gain (loss) on investments	$(0.40)		0.98		(0.09)	0.26		0.00	**
Total from investment operations	$(0.25)		1.15		0.08	0.36		0.00	**
Less distributions from:
Net investment income	$0.20		0.19		0.15	0.07		—
Net realized gains on investments	$0.86		0.13		0.29	0.04		—
Total distributions	$1.06		0.32		0.44	0.11		—
Net asset value, end of period	$9.41		10.72		9.89	10.25		10.00
Total Return(2)%	(2.45)		11.84		0.72	3.62	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,005		6,536		8,986	14,204		5,047
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.59		1.54		1.51	1.68		2.27
Net expenses after expense waiver/recoupment(3)(4)%	1.59	***	1.54	***	1.51	1.69		0.93
Net investment income (loss) after expense waiver/recoupment(3)(4)%	1.46	***	1.69	***	1.54	1.08		(0.01)
Portfolio turnover rate %	133		106		57	78		—

	Class B
							May 3,
							2004(1)to
	Year Ended May 31,						May 31,
	2008	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.69	9.86		10.22	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.08	0.11		0.09	0.04		0.00	**
Net realized and unrealized gain (loss) on investments	$(0.41)	0.97		(0.09)	0.26		0.00	**
Total from investment operations	$(0.33)	1.08		0.00	0.30		0.00	**
Less distributions from:
Net investment income	$0.12	0.12		0.07	0.04		—
Net realized gains on investments	$0.86	0.13		0.29	0.04		—
Total distributions	$0.98	0.25		0.36	0.08		—
Net asset value, end of period	$9.38	10.69		9.86	10.22		10.00
Total Return(2)%	(3.22)	11.06		(0.08)	3.00	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,584	30,438		34,312	42,237		12,477
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.34	2.29		2.26	2.43		3.02
Net expenses after expense waiver(3)(4)%	2.34 ***	2.29	***	2.26	2.32		1.68
Net investment income (loss) after expense waiver(3)(4)%	0.69 ***	0.95	***	0.79	0.43		(0.75)
Portfolio turnover rate %	133	106		57	78		—

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	As of May 31, 2004, the Fund was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (August 17, 2004). Total return from commencement of offering of shares was 0.00% for Class A and B.

††	Represents performance beginning on the first day of the Guarantee Period (August 17, 2004). Total return for the year ended May 31, 2005 was 3.62% and 3.00% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund X (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
								May 3,
								2004 (1)to
	Year Ended May 31,							May 31,
	2008		2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.74		9.89		10.22	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.07	*	0.10	*	0.08 *	0.04		0.00	**
Net realized and unrealized gain (loss) on investments	$(0.40)		0.99		(0.08)	0.26		0.00	**
Total from investment operations	$(0.33)		1.09		0.00	0.30		0.00	**
Less distributions from:
Net investment income	$0.10		0.11		0.04	0.04		—
Net realized gains on investments	$0.86		0.13		0.29	0.04		—
Total distributions	$0.96		0.24		0.33	0.08		—
Net asset value, end of period	$9.45		10.74		9.89	10.22		10.00
Total Return(2)%	(3.24)		11.10		(0.07)	3.02	††	—	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,907		4,913		6,456	12,256		1,825
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.34		2.29		2.26	2.43		3.02
Net expenses after expense waiver(3)(4)%	2.34	***	2.29	***	2.26	2.32		1.68
Net investment income (loss) after expense waiver (3)(4)%	0.71	***	0.94	***	0.79	0.43		(0.77)
Portfolio turnover rate %	1.33		106		57	78		—

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

***	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	As of May 31, 2004, the Fund was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (August 17, 2004). Total return from commencement of offering of shares was 0.00% for Class C.

††	Represents performance beginning on the first day of the Guarantee Period (August 17, 2004). Total return for the year ended May 31, 2005 was 3.02% for Class C.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund XI	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					August 16,
					2004(1) to
	Year Ended May 31,				May 31,
	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.75	9.88		9.99	10.00
Income (loss) from investment operations:
Net investment income	$0.15	0.16	*	0.18	0.08
Net realized and unrealized gain (loss) on investments	$(0.34)	0.95		(0.12)	(0.04)
Total from investment operations	$(0.19)	1.11		0.06	0.04
Less distributions from:
Net investment income	$0.15	0.20		0.16	0.05
Net realized gains on investments	$0.72	0.04		0.01	—
Total distributions	$0.87	0.24		0.17	0.05
Net asset value, end of period	$9.69	10.75		9.88	9.99
Total Return(2)%	(1.86)	11.33		0.62	(0.09)	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,347	4,436		6,783	8,999
Ratios to average net assets:
Expenses(3)(4)%	1.62 **	1.59	**	1.59	1.75
Net investment income(3)(4)%	1.34 **	1.56	**	1.66	1.19
Portfolio turnover rate %	110	64		29	28

	Class B
					August 16,
					2004(1) to
	Year Ended May 31,				May 31,
	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.69	9.84		9.96	10.00
Income (loss) from investment operations:
Net investment income	$0.07	0.08	*	0.10	0.03
Net realized and unrealized gain (loss) on investments	$(0.32)	0.94		(0.13)	(0.04)
Total from investment operations	$(0.25)	1.02		(0.03)	(0.01)
Less distributions from:
Net investment income	$0.07	0.13		0.08	0.03
Net realized gains on investments	$0.72	0.04		0.01	—
Total distributions	$0.79	0.17		0.09	0.03
Net asset value, end of period	$9.65	10.69		9.84	9.96
Total Return(2)%	(2.49)	10.40		(0.27)	(0.36) †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,731	19,606		22,907	28,380
Ratios to average net assets:
Expenses(3)(4)%	2.37 **	2.34	**	2.34	2.50
Net investment income(3)(4)%	0.59 **	0.80	**	0.91	0.43
Portfolio turnover rate %	110	64		29	28

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Represents performance beginning on the first day of the Guarantee Period (November 18, 2004). Total return from commencement of offering of shares was 0.27% and (0.11)% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund XI (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					August 16,
					2004 (1)to
	Year Ended May 31,				May 31,
	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.71	9.85		9.96	10.00
Income (loss) from investment operations:
Net investment income	$0.06	0.08	*	0.11	0.03
Net realized and unrealized gain (loss) on investments	$(0.31)	0.94		(0.13)	(0.04)
Total from investment operations	$(0.25)	1.02		(0.02)	(0.01)
Less distributions from:
Net investment income	$0.08	0.12		0.08	0.03
Net realized gains on investments	$0.72	0.04		0.01	—
Total distributions	$0.80	0.16		0.09	0.03
Net asset value, end of period	$9.66	10.71		9.85	9.96
Total Return(2)%	(2.51)	10.40		(0.20)	(0.36)†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,153	3,658		4,737	7,143
Ratios to average net assets:
Expenses(3)(4)%	2.37 **	2.34	**	2.34	2.50
Net investment income(3)(4)%	0.59 **	0.80	**	0.91	0.46
Portfolio turnover rate %	110	64		29	28

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Represents performance beginning on the first day of the Guarantee Period (November 18, 2004). Total return from commencement of offering of shares was (0.08)% for Class C.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund XII	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					November 15,
					2004(1) to
	Year Ended May 31,				May 31,
	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.62	9.78		10.01	10.00
Income (loss) from investment operations:
Net investment income	$0.14	0.17	*	0.16 *	0.05
Net realized and unrealized gain (loss) on investments	$(0.29)	0.87		(0.21)	(0.04)
Total from investment operations	$(0.15)	1.04		(0.05)	0.01
Less distributions from:
Net investment income	$0.15	0.20		0.18	—
Net realized gains on investments	$0.51	—		—	—
Total distributions	$0.66	0.20		0.18	—
Net asset value, end of period	$9.81	10.62		9.78	10.01
Total Return(2)%	(1.44)	10.66		(0.51)	0.00 †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,114	1,472		3,051	4,734
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.89	1.71		1.92	1.68
Net expenses after expense waiver/recoupment(3)(4)%	1.75 **	1.75	**	1.75	1.68
Net investment income after expense waiver/recoupment(3)(4)%	1.41 **	1.67	**	1.63	1.26
Portfolio turnover rate %	119	44		97	14

	Class B
					November 15,
					2004(1) to
	Year Ended May 31,				May 31,
	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.57	9.75		9.97	10.00
Income (loss) from investment operations:
Net investment income	$0.07	0.10		0.09	0.02
Net realized and unrealized gain (loss) on investments	$(0.29)	0.84		(0.20)	(0.05)
Total from investment operations	$(0.22)	0.94		(0.11)	(0.03)
Less distributions from:
Net investment income	$0.07	0.12		0.11	—
Net realized gains on investments	$0.51	—		—	—
Total distributions	$0.58	0.12		0.11	—
Net asset value, end of period	$9.77	10.57		9.75	9.97
Total Return(2)%	(2.16)	9.72		(1.11)	(0.30) †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,131	10,098		10,748	12,974
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	2.64	2.46		2.67	2.43
Net expenses after expense waiver/recoupment(3)(4)%	2.50 **	2.50	**	2.50	2.43
Net investment income after expense waiver/recoupment(3)(4)%	0.65 **	0.90	**	0.89	0.49
Portfolio turnover rate %	119	44		97	14

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three year of being incurred.

*	Calculated using the average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Represents performance beginning on the first day of the Guarantee period (February 16, 2005). Total return from commencement of offering of shares was 0.10% and (0.30)% for Class A and B, respectively.
See Accompanying Notes to Financial Statements

ING Principal Protection Fund XII (Continued)	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					November 15,
					2004(1) to
	Year Ended May 31,				May 31,
	2008	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.62	9.75		9.97	10.00
Income (loss) from investment operations:
Net investment income	$0.07	0.09	*	0.09 *	0.02
Net realized and unrealized gain (loss) on investments	$(0.30)	0.87		(0.20)	(0.05)
Total from investment operations	$(0.23)	0.96		(0.11)	(0.03)
Less distributions from:
Net investment income	$0.07	0.09		0.11	—
Net realized gains on investments	$0.51	—		—	—
Total distributions	$0.58	0.09		0.11	—
Net asset value, end of period	$9.81	10.62		9.75	9.97
Total Return(2)%	(2.23)	9.87		(1.16)	(0.30) †
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,700	1,996		2,775	5,327
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	2.64	2.46		2.67	2.43
Net expenses after expense waiver/recoupment(3)(4)%	2.50 **	2.50	**	2.50	2.43
Net investment income after expense waiver/recoupment(3)(4)%	0.65 **	0.91	**	0.89	0.52
Portfolio turnover rate %	119	44		97	14

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three year of being incurred.

*	Calculated using the average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

†	Represents performance beginning on the first day of the Guarantee period (February 16, 2005). Total return from commencement of offering of shares was (0.30)% for Class C.
See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008

NOTE 1 — ORGANIZATION
Organization. The ING Principal Protection Funds (“PPFs”) and the ING Index Plus LargeCap Equity Funds (“Index Plus LargeCap Equity Funds”) are part of the ING Equity Trust (“IET” or the “Trust”), which is an open-end investment management company registered under the 1940 Act.
IET is a Massachusetts business trust organized on June 12, 1998 with twenty-three separate active funds. Twelve of the Funds included in this report are: ING Index Plus LargeCap Equity Fund (“Index Plus LargeCap Equity”), ING Index Plus LargeCap Equity Fund II (“Index Plus LargeCap Equity II”), ING Index Plus LargeCap Equity Fund III (“Index Plus LargeCap Equity III”), ING Index Plus LargeCap Equity Fund IV (“Index Plus LargeCap Equity IV”), ING Index Plus LargeCap Equity Fund V (“Index Plus LargeCap Equity V”), ING Index Plus LargeCap Equity Fund VI (“Index Plus LargeCap Equity VI”), ING Principal Protection Fund VII (“Principal Protection VII” or “PPF VII”), ING Principal Protection Fund VIII (“Principal Protection VIII” or “PPF VIII”), ING Principal Protection Fund IX (“Principal Protection IX” or “PPF IX”), ING Principal Protection Fund X (“Principal Protection X” or “PPF X”), ING Principal Protection Fund XI (“Principal Protection XI” or “PPF XI”), and ING Principal Protection Fund XII (“Principal Protection XII” or “PPF XII”), (each a “Fund”; collectively the “Funds”).
Each PPF has an Offering Period, a Guarantee Period and an Index Plus LargeCap Period. Shares of each PPF were offered during the Offering Period but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. Each PPF will be offered on a continuous basis to existing shareholders during the Index Plus LargeCap Period. During the Guarantee Period, each PPF seeks to participate in favorable equity market conditions while preserving at least the principal amount of the PPF as of the inception of the Guarantee Period. Each PPF guarantees that the amount distributed, if any, to each shareholder at the end of the Guarantee Period will be no less than the value of that shareholder’s investment as of the inception of the Guarantee Period, less certain expenses not covered by the expense limitation agreement, provided that all distributions received from the PPF have been reinvested and no shares have been redeemed. During the Index Plus LargeCap Period, which will commence immediately following the Guarantee Period, each PPF seeks to outperform the total return performance of the S&P 500® Index, while maintaining a risk profile consistent with the index.
The following table presents the time periods for each PPF’s three phases:

Commencement
	Offering		Guarantee	of Index Plus
	Period		Period	LargeCap Equity
PPF VII	05/01/03 — 06/24/03	*	06/30/03 — 06/26/08	06/27/08
PPF VIII	10/01/03 — 12/15/03	*	12/23/03 — 12/22/08	12/23/08
PPF IX	02/02/04 — 04/15/04	*	04/22/04 — 04/21/09	04/22/09
PPF X	05/03/04 — 08/09/04	*	08/17/04 — 08/14/09	08/15/09
PPF XI	08/16/04 — 11/11/04	*	11/18/04 — 11/18/09	11/19/09
PPF XII	11/15/04 — 02/09/05	*	02/16/05 — 02/16/10	02/17/10

*	A Quiet Period between the Offering Period and the Guarantee Period where new deposits are not accepted and the assets will remain invested in short term instruments.
Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from the Funds pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.
Effective October 12, 2006, February 1, 2007, June 6, 2007, October 9, 2007, January 23, 2008 and April 23, 2008 the maximum Class A sales charge for Index Plus LargeCap Equity, Index Plus LargeCap Equity II, Index Plus LargeCap Equity III, Index Plus LargeCap Equity IV, Index Plus LargeCap Equity V and Index Plus LargeCap Equity VI, respectively, have been reduced to 3.00%.
Class B Shares of Index Plus LargeCap Equity Funds are closed to new investment, except that: (1) Class B shares of Index Plus LargeCap Equity Funds may be purchased through the reinvestment of dividends issued by Class B shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under the Prospectus, existing shareholders of the Index Plus LargeCap Equity Funds may acquire Class B shares of the Index Plus LargeCap Equity through the exchange of other funds in the ING mutual funds complex.
Effective March 5, 2007 for Index Plus LargeCap Equity and Index Plus LargeCap Equity II, and effective June 6, 2007, October 9, 2007, January 23, 2008, and April 23, 2008 for Index Plus LargeCap Equity III, Index Plus

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 1 — ORGANIZATION (continued)
LargeCap Equity IV, Index Plus LargeCap Equity V and Index Plus LargeCap Equity VI, respectively, the CDSC on Class C shares has been reduced to 0.75%.
On May 30, 2008, the Board approved a proposal to reorganize each Fund into the following “Surviving Fund” (each, a “Reorganization”, and collectively, the “Reorganizations”):

Disappearing Funds	Surviving Fund
Index Plus LargeCap Equity	ING Index Plus LargeCap Fund
Index Plus LargeCap Equity II
Index Plus LargeCap Equity III
Index Plus LargeCap Equity IV
Index Plus LargeCap Equity V
Index Plus LargeCap Equity VI
Index Plus LargeCap Equity VII
The proposed Reorganizations are subject to approval by shareholders of each Fund. If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place on or about September 30, 2008, it is expected that each Reorganization shall close on October 18, 2008, or such other date as the parties to each Reorganization may agree, at 4:00 p.m. Eastern Time (the “Closing Date”). Shareholders will be notified if each Reorganization is not approved.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.
A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuation suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at a time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates of exchange prevailing on the respective dates of such transactions.
Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securing of issuers in emerging markets.

D.	Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. For the year ended May 31, 2008, the Funds did not enter into foreign currency exchange transactions.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Fund. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the subchapter M of the Internal Revenue code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax or provision is required. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

G.	Guarantee Fees. Each PPF’s Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation (“MBIA”), a monoline financial guarantor. Each PPF pays MBIA a guarantee fee of 0.33% of its average daily net assets during the guarantee period.

MBIA Insurance Corporation (“MBIA”), 113 King Street, Armonk, New York 10504 serves as the financial guarantor to the PPF’s pursuant to a written agreement with ING Investments, ING Investment Management Co. and the Trust. Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Trust, for the benefit of the shareholders of the PPF, the insurance policy to support the PPF’s Payment Undertaking. The insurance policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date for a PPF. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
I.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

J.	Securities Lending. Index Plus LargeCap Equity Funds have the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund has the right to use collateral to offset losses incurred. There would be potential loss to each Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Illiquid and Restricted Securities. Each PPF may not invest more than 15%, and each Index Plus LargeCap Equity Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2008, the cost of purchases and proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap Equity	$48,870,649	$60,127,335
Index Plus LargeCap Equity II	72,673,944	96,307,708
Index Plus LargeCap Equity III	141,659,268	140,016,665
Index Plus LargeCap Equity IV	210,330,141	268,232,204
Index Plus LargeCap Equity V	195,565,313	211,583,810
Index Plus LargeCap Equity VI	161,288,266	157,758,815
PPF VII	35,925,343	57,590,065
PPF VIII	26,778,894	42,703,797
PPF IX	26,299,894	38,580,065
PPF X	47,648,050	57,435,908
PPF XI	14,594,116	22,185,371
PPF XII	7,735,511	11,497,972
U.S. government securities not included above were as follows:

	Purchases	Sales
Index Plus LargeCap Equity III	$—	$101,200,000
Index Plus LargeCap Equity IV	—	144,209,103
Index Plus LargeCap Equity V	—	124,630,960
Index Plus LargeCap Equity VI	—	116,472,941
PPF VII	—	21,220,053
PPF VIII	18,142,211	22,700,301
PPF IX	21,226,532	20,833,527
PPF XI	12,844,761	10,423,961
PPF XII	6,991,605	5,346,100

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund. The fee for Index Plus LargeCap Equity, Index Plus LargeCap Equity II, Index Plus LargeCap Equity III, Index Plus LargeCap Equity IV, Index Plus LargeCap Equity V and Index Plus LargeCap Equity VI is 0.45% of their average daily net assets. The fee for each PPF is 0.25% during its Offering Period and 0.45% during its Index Plus LargeCap Period. For PPF VII, the fee during the Guarantee Period is 0.80%. During the Guarantee Period for PPF VIII — PPF XII, the maximum fee based on their average daily net assets is 0.55% of the Fixed Component and 0.80% of the Equity Component, unless the Funds use the Exchange Traded Fund/Futures Strategy in lieu of the Equity Strategy, then the maximum fee would reduce to 0.55% of their average daily net assets.
ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a registered investment adviser, serves as sub-adviser to the Funds.
ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. These fees are not subject to recoupment. For the year ended May 31, 2008, the Funds waived the following amounts:

Amount
Waived
Index Plus LargeCap Equity	$486
Index Plus LargeCap Equity II	832
Index Plus LargeCap Equity III	1,589
Index Plus LargeCap Equity IV	3,057
Index Plus LargeCap Equity V	2,121
Index Plus LargeCap Equity VI	1,450
PPF VII	852
PPF VIII	217
PPF IX	152
PPF X	93
PPF XI	54
PPF XII	32
ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. Each Fund compensates the Administrator with a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.
The Investment Adviser, ING IM, the Administrator and ING Funds Distributor, LLC (“IFD” or the “Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class Q
Index Plus LargeCap Equity	0.25%	1.00%	1.00%	0.25%
Index Plus LargeCap Equity II	0.25%	1.00%	1.00%	N/A
Index Plus LargeCap Equity III	0.25%	1.00%	1.00%	N/A
Index Plus LargeCap Equity IV	0.25%	1.00%	1.00%	0.25%
Index Plus LargeCap Equity V	0.25%	1.00%	1.00%	N/A
Index Plus LargeCap Equity VI	0.25%	1.00%	1.00%	N/A
PPF VII	0.25%	1.00%	1.00%	N/A
PPF VIII	0.25%	1.00%	1.00%	N/A
PPF IX	0.25%	1.00%	1.00%	N/A
PPF X	0.25%	1.00%	1.00%	N/A
PPF XI	0.25%	1.00%	1.00%	N/A
PPF XII	0.25%	1.00%	1.00%	N/A
For the year ended May 31, 2008, the Distributor retained the following amounts in sales charges.

	Class A	Class B	Class C
	Shares	Shares	Shares
Initial Sales Charges:
Index Plus LargeCap Equity	$105	N/A	N/A
Index Plus LargeCap Equity II	—	N/A	N/A
Index Plus LargeCap Equity III	—	N/A	N/A
Index Plus LargeCap Equity IV	—	N/A	N/A
Index Plus LargeCap Equity V	277	N/A	N/A
Index Plus LargeCap Equity VI	—	N/A	N/A
PPF VII	—	N/A	N/A
PPF VIII	—	N/A	N/A
PPF IX	—	N/A	N/A
PPF X	—	N/A	N/A
PPF XI	—	N/A	N/A
PPF XII	—	N/A	N/A

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class B	Class C
	Shares	Shares	Shares
Contingent Deferred Sales Charges:
Index Plus LargeCap Equity	$125	N/A	$28
Index Plus LargeCap Equity II	834	N/A	137,202
Index Plus LargeCao Equity III	197	N/A	—
Index Plus LargeCap Equity IV	2,619	N/A	221
Index Plus LargeCap Equity V	1,598	N/A	—
Index Plus LargeCap Equity VI	131	N/A	—
PPF VII	1,266	N/A	—
PPF VIII	—	N/A	—
PPF IX	—	N/A	—
PPF X	—	N/A	—
PPF XI	—	N/A	—
PPF XII	—	N/A	—
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution	Accrued
Fund	Fees	Fees	Fees	Recoupment	Total
Index Plus LargeCap Equity	$11,651	$2,593	$24,043	$—	$38,287
Index Plus LargeCap Equity II	17,199	3,837	35,363	—	56,399
Index Plus LargeCap Equity III	14,343	3,195	29,848	—	47,386
Index Plus LargeCap Equity IV	34,094	7,592	71,883	—	113,569
Index Plus LargeCap Equity V	34,622	7,710	73,089	—	115,421
Index Plus LargeCap Equity VI	38,108	8,482	81,231	—	127,821
Principal Protection VII	58,435	7,367	71,244	—	137,046
Principal Protection VIII	27,108	4,366	40,476	—	71,950
Principal Protection IX	21,956	3,475	32,397	—	57,828
Principal Protection X	17,146	2,686	24,312	—	44,144
Principal Protection XI	11,834	1,903	16,851	12,917	43,505
Principal Protection XII	5,854	960	8,886	—	15,700
IET has adopted a Retirement Policy covering all independent trustees of each Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At May 31, 2008, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expense	Amount
Index Plus LargeCap Equity III	Transfer Agent	$19,855
Principal Protection VIII	Custody	13,770
	Transfer Agent	10,734
	Accrued MBIA Fee	14,408
	Audit	16,234
Principal Protection IX	Custody	14,990
	Transfer Agent	12,188
	Accrued MBIA Fee	11,466
	Audit	15,110
Principal Protection X	Custody	13,118
	Accrued MBIA Fee	8,865
Principal Protection XI	Custody	11,005
	Transfer Agent	11,274
NOTE 8 — EXPENSE LIMITATIONS
ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class Q
Index Plus LargeCap Equity II	1.75%	2.50%	2.50%	N/A
Index Plus LargeCap Equity III	1.75%	2.50%	2.50%	N/A
Index Plus LargeCap Equity IV	1.75%	2.50%	2.50%	1.75%
Index Plus LargeCap Equity V	1.75%	2.50%	2.50%	N/A
Index Plus LargeCap Equity VI	1.75%	2.50%	2.50%	N/A
PPF VII	1.75%	2.50%	2.50%	N/A
PPF VIII	1.75%	2.50%	2.50%	N/A
PPF IX	1.75%	2.50%	2.50%	N/A
PPF X	1.75%	2.50%	2.50%	N/A
PPF XI	1.75%	2.50%	2.50%	N/A
PPF XII	1.75%	2.50%	2.50%	N/A
The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, that Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.
As of May 31, 2008, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2009	2010	2011	Total
Principal Protection VII	$—	$—	$23,074	$23,074
Principal Protection XII	28,146	—	17,770	45,916

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 8 — EXPENSE LIMITATIONS (continued)
The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the Expense Limitation Agreement within 90 days of the end of the then current term.
NOTE 9 — LINE OF CREDIT
The Funds, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon Corporation for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The following Funds utilized the line of credit during the year ended May 31, 2008:

			Approximate
			Weighted
		Approximate	Average
		Average Daily	Interest Rate
	Days	Balance for	For Days
	Utilized	Days Utilized	Utilized
Index Plus Large Cap Equity III	9	$1,214,444	5.76%
Index Plus Large Cap Equity IV	9	790,000	4.56
Index Plus Large Cap Equity V	4	1,132,500	3.52
Index Plus Large Cap Equity VI	9	1,125,556	2.72
NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Index Plus LargeCap Equity (Number of Shares)
Shares sold	5,275	19,640	—	—
Reinvestment of distributions	—	20,883	—	154,567
Shares redeemed	(66,390)	(919,216)	(916,592)	(10,450,574)

Net decrease in shares outstanding	(61,115)	(878,693)	(916,592)	(10,296,007)

Index Plus LargeCap Equity ($)
Shares sold	$56,437	$196,898	$—	$—
Reinvestment of distributions	—	208,224	—	1,538,594
Shares redeemed	(681,303)	(9,201,387)	(9,440,860)	(104,535,311)

Net decrease	$(624,866)	$(8,796,265)	$(9,440,860)	$(102,996,717)

	Class C		Class Q
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Index Plus LargeCap Equity (Number of Shares)
Shares sold	—	3,689	—	—
Reinvestment of distributions	—	10,909	—	204
Shares redeemed	(133,488)	(813,459)	(3,900)	(3,903)

Net decrease in shares outstanding	(133,488)	(798,861)	(3,900)	(3,699)

Index Plus LargeCap Equity ($)
Shares sold	$—	$39,404	$—	$—
Reinvestment of distributions	—	110,388	—	2,048
Shares redeemed	(1,396,523)	(8,223,037)	(41,611)	(39,109)

Net decrease	$(1,396,523)	$(8,073,245)	$(41,611)	$(37,061)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008	2007
Index Plus LargeCap Equity II (Number of Shares)
Shares sold	12,754	157,125	—	—	905	13,618
Reinvestment of distributions	6,611	41,773	6,689	358,794	2,649	34,011
Shares redeemed	(218,767)	(1,159,143)	(1,960,693)	(14,730,188)	(209,418)	(1,869,985)

Net decrease in shares outstanding	(199,402)	(960,245)	(1,954,004)	(14,371,394)	(205,864)	(1,822,356)

Index Plus LargeCap Equity II ($)
Shares sold	$127,479	$1,523,179	$—	$—	$8,807	$131,510
Reinvestment of distributions	63,597	399,399	64,812	3,435,833	25,773	327,904
Shares redeemed	(2,083,998)	(11,216,527)	(18,876,592)	(141,875,714)	(1,996,420)	(18,131,406)

Net decrease	$(1,892,922)	$(9,293,949)	$(18,811,780)	$(138,439,881)	$(1,961,840)	$(17,671,992)

	Class A		Class B		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008	2007
Index Plus LargeCap Equity III (Number of Shares)
Shares sold	3,202	—	—	—	777	—
Reinvestment of distributions	2,456	37,220	4,612	286,166	712	17,841
Shares redeemed	(695,397)	(318,154)	(9,077,603)	(3,590,369)	(411,707)	(772,555)

Net decrease in shares outstanding	(689,739)	(280,934)	(9,072,991)	(3,304,203)	(410,218)	(754,714)

Index Plus LargeCap Equity III ($)
Shares sold	$28,834	$—	$—	$—	$7,717	$—
Reinvestment of distributions	23,109	366,354	43,617	2,823,281	6,768	176,968
Shares redeemed	(6,787,890)	(3,135,586)	(88,957,646)	(35,323,126)	(4,016,746)	(7,658,242)

Net decrease	$(6,735,947)	$(2,769,232)	$(88,914,029)	$(32,499,845)	$(4,002,261)	$(7,481,274)

	Class A		Class B
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007
Index Plus LargeCap Equity IV (Number of Shares)
Shares sold	50,661	—	—	—
Reinvestment of distributions	151,471	50,787	2,143,540	659,691
Shares redeemed	(784,268)	(620,633)	(17,649,866)	(5,943,920)

Net decrease in shares outstanding	(582,136)	(569,846)	(15,506,326)	(5,284,229)

Index Plus LargeCap Equity IV ($)
Shares sold	$510,061	$—	$—	$—
Reinvestment of distributions	1,435,222	546,976	20,695,699	7,111,461
Shares redeemed	(7,966,616)	(6,662,949)	(182,752,876)	(63,867,415)

Net decrease	$(6,021,333)	$(6,115,973)	$(162,057,177)	$(56,755,954)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class Q
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007
Index Plus LargeCap Equity IV (Number of Shares)
Shares sold	76,185	—	—	—
Reinvestment of distributions	217,346	64,738	7,036	1,298
Shares redeemed	(1,533,938)	(1,247,427)	—	(442)

Net increase (decrease) in shares outstanding	(1,240,407)	(1,182,689)	7,036	856

Index Plus LargeCap Equity IV ($)
Shares sold	$719,893	$—	$—	$—
Reinvestment of distributions	2,074,352	701,763	65,942	14,034
Shares redeemed	(15,787,156)	(13,466,797)	—	(4,845)

Net increase (decrease)	$(12,992,911)	$(12,765,034)	$65,942	$9,189

	Class A		Class B		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008	2007
Index Plus LargeCap Equity V (Number of Shares)
Shares sold	11,674	—	—	—	10,092	—
Reinvestment of distributions	75,259	51,192	1,080,225	430,963	51,314	27,252
Shares redeemed	(850,095)	(778,926)	(13,814,324)	(5,678,086)	(703,155)	(874,668)

Net decrease in shares outstanding	(763,162)	(727,734)	(12,734,099)	(5,247,123)	(641,749)	(847,416)

Index Plus LargeCap Equity V ($)
Shares sold	$116,367	$—	$—	$—	$98,395	$—
Reinvestment of distributions	726,251	519,091	10,456,575	4,377,408	500,312	278,516
Shares redeemed	(8,410,067)	(7,913,191)	(132,942,590)	(57,448,447)	(6,980,043)	(8,893,643)

Net decrease	$(7,567,449)	$(7,394,100)	$(122,486,015)	$(53,071,039)	$(6,381,336)	$(8,615,127)

	Class A		Class B		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008	2007
Index Plus LargeCap Equity VI (Number of Shares)
Shares sold	1,884	—	—	—	14,230	—
Reinvestment of distributions	48,429	21,565	821,465	196,552	50,181	12,146
Shares redeemed	(509,808)	(584,874)	(10,743,154)	(5,125,388)	(838,183)	(792,890)

Net decrease in shares outstanding	(459,495)	(563,309)	(9,921,689)	(4,928,836)	(773,772)	(780,744)

Index Plus LargeCap Equity VI ($)
Shares sold	$18,659	$—	$—	$—	$141,594	$—
Reinvestment of distributions	477,946	220,396	8,107,868	2,012,696	499,300	125,107
Shares redeemed	(5,094,681)	(5,976,290)	(105,466,812)	(51,923,434)	(8,329,906)	(8,062,862)

Net decrease	$(4,598,076)	$(5,755,894)	$(97,358,944)	$(49,910,738)	$(7,689,012)	$(7,937,755)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008	2007
Principal Protection VII (Number of Shares)
Reinvestment of distributions	20,218	4,487	360,733	8,417	23,286	—
Shares redeemed	(180,029)	(263,200)	(1,782,444)	(2,575,468)	(260,791)	(521,191)

Net decrease in shares outstanding	(159,811)	(258,713)	(1,421,711)	(2,567,051)	(237,505)	(521,191)

Principal Protection VII ($)
Reinvestment of distributions	$199,345	$45,585	$3,589,293	$86,375	$232,160	$—
Shares redeemed	(1,852,337)	(2,637,519)	(18,065,717)	(25,961,868)	(2,619,985)	(5,221,942)

Net decrease	$(1,652,992)	$(2,591,934)	$(14,476,424)	$(25,875,493)	$(2,387,825)	$(5,221,942)

	Class A		Class B		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008	2007
Principal Protection VIII (Number of Shares)
Reinvestment of distributions	36,284	10,884	293,375	52,831	27,653	3,678
Shares redeemed	(157,406)	(387,077)	(980,582)	(1,606,149)	(220,056)	(318,046)

Net decrease in shares outstanding	(121,122)	(376,193)	(687,207)	(1,553,318)	(192,403)	(314,368)

Principal Protection VIII ($)
Reinvestment of distributions	$353,769	$111,895	$2,872,145	$544,673	$272,661	$38,177
Shares redeemed	(1,578,056)	(3,928,814)	(9,979,902)	(16,341,764)	(2,236,380)	(3,209,871)

Net decrease	$(1,224,287)	$(3,816,919)	$(7,107,757)	$(15,797,091)	$(1,963,719)	$(3,171,694)

	Class A		Class B		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008	2007
Principal Protection IX (Number of Shares)
Reinvestment of distributions	36,902	14,267	290,392	85,378	23,611	6,674
Shares redeemed	(92,743)	(212,076)	(630,331)	(991,814)	(120,032)	(219,147)

Net decrease in shares outstanding	(55,841)	(197,809)	(339,939)	(906,436)	(96,421)	(212,473)

Principal Protection IX ($)
Reinvestment of distributions	$357,208	$147,526	$2,816,797	$883,660	$230,915	$69,540
Shares redeemed	(924,628)	(2,176,102)	(6,314,546)	(10,169,261)	(1,205,710)	(2,237,565)

Net decrease	$(567,420)	$(2,028,576)	$(3,497,749)	$(9,285,601)	$(974,795)	$(2,168,025)

	Class A		Class B		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008	2007
Principal Protection X (Number of Shares)
Reinvestment of distributions	45,820	20,208	229,485	65,737	21,495	8,646
Shares redeemed	(229,820)	(319,351)	(456,809)	(697,300)	(171,586)	(203,664)

Net decrease in shares outstanding	(184,000)	(299,143)	(227,324)	(631,563)	(150,091)	(195,018)

Principal Protection X ($)
Reinvestment of distributions	$437,579	$208,148	$2,191,586	$677,088	$206,786	$89,490
Shares redeemed	(2,367,993)	(3,249,398)	(4,628,230)	(7,137,311)	(1,779,342)	(2,079,982)

Net decrease	$(1,930,414)	$(3,041,250)	$(2,436,644)	$(6,460,223)	$(1,572,556)	$(1,990,492)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008	2007
Principal Protection XI (Number of Shares)
Reinvestment of distributions	29,104	9,322	115,079	28,510	13,733	3,466
Shares redeemed	(96,470)	(283,358)	(318,706)	(520,967)	(28,855)	(142,747)

Net decrease in shares outstanding	(67,366)	(274,036)	(203,627)	(492,457)	(15,122)	(139,281)

Principal Protection XI ($)
Reinvestment of distributions	$286,096	$96,480	$1,130,072	$294,506	$134,994	$35,873
Shares redeemed	(984,640)	(2,887,005)	(3,257,909)	(5,323,835)	(285,247)	(1,457,685)

Net decrease	$(698,544)	$(2,790,525)	$(2,127,837)	$(5,029,329)	$(150,253)	$(1,421,812)

	Class A		Class B		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008	2007
Principal Protection XII (Number of Shares)
Reinvestment of distributions	7,951	3,678	47,260	10,961	3,797	676
Shares redeemed	(33,062)	(176,913)	(170,259)	(158,912)	(18,524)	(97,231)

Net decrease in shares outstanding	(25,111)	(173,235)	(122,999)	(147,951)	(14,727)	(96,555)

Principal Protection XII ($)
Reinvestment of distributions	$79,111	$37,709	$470,233	$112,246	$37,928	$6,960
Shares redeemed	(325,729)	(1,798,646)	(1,726,343)	(1,617,490)	(190,987)	(975,491)

Net decrease	$(246,618)	$(1,760,937)	$(1,256,110)	$(1,505,244)	$(153,059)	$(968,531)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2008:

		Undistributed	Accumulated
	Paid-in	Net Investment	Net Realized
	Capital	Income	Gains /(Losses)
Index Plus LargeCap Equity	$(228)	$(511)	$739
Index Plus LargeCap Equity II	(4,448)	3,511	937
Index Plus LargeCap Equity III	(171)	(525)	696
Index Plus LargeCap Equity IV	—	(4,542)	4,542
Index Plus LargeCap Equity V	2	(16,002)	16,000
Index Plus LargeCap Equity VI	1	(3,493)	3,492
PPF VII	—	(1,566)	1,566
PPF VIII	(1)	(3,078)	3,079
PPF IX	—	(2,977)	2,977
PPF X	(1)	(2,773)	2,774
PPF XI	1	(2,600)	2,599
PPF XII	—	(249)	249
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2008		Year Ended May 31, 2007
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Index Plus LargeCap Equity	$—	$—	$2,392,551	$—
Index Plus LargeCap Equity II	197,118	—	5,552,646	—
Index Plus LargeCap Equity III	93,198	—	4,277,634	—
Index Plus LargeCap Equity IV	4,785,417	24,875,650	2,208,492	8,238,997
Index Plus LargeCap Equity V	3,980,705	9,288,205	3,303,399	2,614,729
Index Plus LargeCap Equity VI	2,608,567	7,840,349	2,265,409	448,230
PPF VII	1,201,576	3,483,964	154,507	—
PPF VIII	1,403,206	2,824,787	856,512	—
PPF IX	1,049,401	2,832,600	907,282	355,649
PPF X	1,236,428	2,078,303	726,811	410,518
PPF XI	530,901	1,351,936	436,168	82,061
PPF XII	176,912	526,637	190,768	—
The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2008 were:

	Undistributed	Undistributed	Unrealized	Post-October
	Ordinary	Long-Term	Appreciation/	Capital Losses	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Carryforwards	Dates
Index Plus LargeCap Equity	$61,051	$—	$3,569,450	$(1,187,291)	$(3,041,282)	2011
Index Plus LargeCap Equity II	—	—	4,776,482	(2,516,154)	(22,941,422)	2011
Index Plus LargeCap Equity III	8,381	—	4,927,835	(2,381,348)	(11,990,026)	2011
Index Plus LargeCap Equity IV	—	605,446	17,861,242	—	—	—
Index Plus LargeCap Equity V	80,793	—	1,502,320	(2,514,117)	—	—
Index Plus LargeCap Equity VI	286,351	1,082,992	(2,026,741)	—	—	—
PPF VII	—	337,655	(1,605,265)	—	—	—
PPF VIII	182,797	—	(1,020,160)	(321,123)	—	—
PPF IX	142,865	—	(1,080,501)	(117,816)	—	—
PPF X	39,491	—	(894,514)	(123,545)	—	—
PPF XI	59,080	—	(452,646)	(37,814)	—	—
PPF XII	68,976	22,586	(254,906)	—	—	—
The Funds’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements had been issued. Acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has analyzed the tax positions of the Funds. Upon adoption of FIN 48, management identified no uncertain tax positions that have not met the more likely-than-not standard.
On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. SFAS No. 157 will not impact the manner for which the Funds’ investments are valued but will result in expanded financial statement disclosure.
On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 13 — SUBSEQUENT EVENTS
Effective June 27, 2008, PPF VII changed its name from “ING Principal Protection Fund VII” to “ING Index Plus LargeCap Equity Fund VII.” Prior to June 27, 2008, PPF VII had a different investment objective and different principal investment strategies. In connection with the change, the management fee, Class A sales charge and Class C deferred sales charge were reduced.
NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS
As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.
In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third partes to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.
ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.
Based on the internal review, ING Investments advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.
Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.
ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.
•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.
•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)
Other Regulatory Matters
The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.
Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund	as of May 31, 2008

Shares			Value

COMMON STOCK: 97.0%
Advertising: 0.5%
1,800	@	Interpublic Group of Cos., Inc.	$17,946
2,900		Omnicom Group	142,129

			160,075

Aerospace/Defense: 3.9%
3,400		Boeing Co.	281,418
900		Goodrich Corp.	58,329
1,600		L-3 Communications Holdings, Inc.	171,824
2,100		Lockheed Martin Corp.	229,824
2,800		Northrop Grumman Corp.	211,288
3,100		United Technologies Corp.	220,224

			1,172,907

Agriculture: 1.9%
5,140		Altria Group, Inc.	114,416
1,200		Archer-Daniels-Midland Co.	47,640
5,140	@	Philip Morris International, Inc.	270,672
2,500		Reynolds American, Inc.	137,300

			570,028

Airlines: 0.4%
9,900		Southwest Airlines Co.	129,294

			129,294

Apparel: 1.0%
2,800		Nike, Inc.	191,436
1,400		VF Corp.	105,980

			297,416

Auto Parts & Equipment: 0.8%
2,000	@	Goodyear Tire & Rubber Co.	50,820
5,500		Johnson Controls, Inc.	187,330

			238,150

Banks: 4.0%
6,671		Bank of America Corp.	226,881
4,200		Bank of New York Mellon Corp.	187,026
3,100		BB&T Corp.	97,557
1,500		Capital One Financial Corp.	72,180
3,000		Fifth Third Bancorp.	56,100
1,833		Marshall & Ilsley Corp.	42,599
798		Northern Trust Corp.	60,648
9,000		Regions Financial Corp.	160,380
1,400		State Street Corp.	100,828
1,419		Wachovia Corp.	33,772
2,900		Wells Fargo & Co.	79,953
2,300		Zions Bancorp.	99,107

			1,217,031

Beverages: 1.1%
2,300		Coca-Cola Co.	131,698
4,300	@	Constellation Brands, Inc.	91,676
3,070		Pepsi Bottling Group, Inc.	99,529
200		PepsiCo, Inc.	13,660

			336,563

Biotechnology: 1.3%
4,400	@	Amgen, Inc.	193,732
1,100	@	Biogen Idec, Inc.	69,025
800	@	Celgene Corp.	48,688
1,500	@	Gilead Sciences, Inc.	82,980

			394,425

Shares			Value

Building Materials: 0.1%
500		Trane, Inc.	$23,210

			23,210

Chemicals: 2.9%
200		Air Products & Chemicals, Inc.	20,384
3,800		Dow Chemical Co.	153,520
4,900		EI Du Pont de Nemours & Co.	234,759
2,400		Hercules, Inc.	49,512
500		International Flavors & Fragrances, Inc.	20,980
1,300		Monsanto Co.	165,620
1,600		PPG Industries, Inc.	100,848
300		Rohm & Haas Co.	16,194
1,900		Sigma-Aldrich Corp.	111,644

			873,461

Commercial Services: 0.7%
600	@	Apollo Group, Inc. — Class A	28,674
1,000		Moody’s Corp.	37,080
600		Robert Half International, Inc.	14,748
3,300		RR Donnelley & Sons Co.	108,339
700		Western Union Co.	16,548

			205,389

Computers: 6.2%
1,600	@	Affiliated Computer Services, Inc.	86,720
2,000	@	Apple, Inc.	377,500
5,100	@	Dell, Inc.	117,606
10,100	@	EMC Corp.	176,144
9,967		Hewlett-Packard Co.	469,047
4,370		International Business Machines Corp.	565,609
2,100	@	Lexmark International, Inc.	77,406
700	@	Teradata Corp.	18,907

			1,888,939

Cosmetics/Personal Care: 1.4%
6,211		Procter & Gamble Co.	410,237

			410,237

Diversified Financial Services: 5.0%
1,200		American Express Co.	55,620
500		Ameriprise Financial, Inc.	23,630
8,750		Citigroup, Inc.	191,538
200		CME Group, Inc.	86,060
1,400		Countrywide Financial Corp.	7,364
3,100		Discover Financial Services	53,165
1,500		Federal Home Loan Mortgage Corporation	38,130
2,100		Federal National Mortgage Association	56,742
1,500		Goldman Sachs Group, Inc.	264,615
200	@	IntercontinentalExchange, Inc.	27,640
10,200		JPMorgan Chase & Co.	438,600
1,200		Lehman Brothers Holdings, Inc.	44,172
1,600		Merrill Lynch & Co., Inc.	70,272
1,600		Morgan Stanley	70,768
1,400		NYSE Euronext	89,488

			1,517,804

Electric: 3.9%
5,100		American Electric Power Co., Inc.	215,883
5,800		Dominion Resources, Inc.	268,540
3,500		DTE Energy Co.	154,840
15,500		Duke Energy Corp.	286,440
1,200		Edison International	63,876
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund	as of May 31, 2008 (continued)

Shares			Value

Electric: (continued)
800		FPL Group, Inc.	$54,016
2,000		Pepco Holdings, Inc.	54,080
1,500		PPL Corp.	76,965

			1,174,640

Electronics: 1.6%
2,600	@	Agilent Technologies, Inc.	97,214
3,600		Applera Corp. — Applied Biosystems Group	125,136
3,300		Jabil Circuit, Inc.	41,976
2,400		PerkinElmer, Inc.	67,872
2,300	@	Thermo Electron Corp.	135,746
500	@@	Tyco Electronics Ltd.	20,060

			488,004

Engineering & Construction: 0.4%
600		Fluor Corp.	111,930

			111,930

Environmental Control: 0.3%
6,800	@	Allied Waste Industries, Inc.	91,596

			91,596

Food: 2.8%
1,800		ConAgra Foods, Inc.	42,444
3,800		General Mills, Inc.	240,160
3,700		HJ Heinz Co.	184,667
2,100		Kellogg Co.	108,801
11,900		Sara Lee Corp.	163,982
2,000		Supervalu, Inc.	70,140
500		WM Wrigley Jr. Co.	38,565

			848,759

Forest Products & Paper: 0.1%
800		International Paper Co.	21,776

			21,776

Hand/Machine Tools: 0.3%
740		Snap-On, Inc.	45,821
1,100		Stanley Works	53,438

			99,259

Healthcare — Products: 2.6%
2,500	@	Boston Scientific Corp.	33,225
800	@@	Covidien Ltd.	40,072
500		CR Bard, Inc.	45,600
3,050		Johnson & Johnson	203,557
4,400		Medtronic, Inc.	222,948
2,800	@	Patterson Cos., Inc.	95,228
2,500	@	St. Jude Medical, Inc.	101,875
1,100	@	Varian Medical Systems, Inc.	52,294

			794,799

Healthcare — Services: 0.6%
2,040		Aetna, Inc.	96,206
500		Cigna Corp.	20,300
335	@	Coventry Health Care, Inc.	15,420
750	@	Humana, Inc.	38,288

			170,214

Home Builders: 0.2%
3,000		Lennar Corp.	50,640

			50,640

Shares			Value

Household Products/Wares: 1.3%
2,300		Clorox Co.	$131,399
4,200		Kimberly-Clark Corp.	267,960

			399,359

Insurance: 4.4%
2,500	@@	ACE Ltd.	150,175
2,400		Aflac, Inc.	161,112
700		AMBAC Financial Group, Inc.	2,191
6,000		American International Group, Inc.	216,000
400		Assurant, Inc.	27,212
3,580		Chubb Corp.	192,461
1,600		Hartford Financial Services Group, Inc.	113,712
4,110		Metlife, Inc.	246,723
800		Prudential Financial, Inc.	59,760
3,200		Travelers Cos., Inc.	159,392

			1,328,738

Internet: 1.8%
700	@	Amazon. com, Inc.	57,134
1,700	@	eBay, Inc.	51,017
1,900	@	Expedia, Inc.	46,075
400	@	Google, Inc. — Class A	234,320
4,400	@	Symantec Corp.	95,612
1,800	@	Yahoo!, Inc.	48,168

			532,326

Iron/Steel: 0.1%
100		United States Steel Corp.	17,271

			17,271

Lodging: 0.1%
800		Starwood Hotels & Resorts Worldwide, Inc.	38,720

			38,720

Machinery — Construction & Mining: 0.9%
2,100		Caterpillar, Inc.	173,544
1,300	@	Terex Corp.	92,755

			266,299

Machinery — Diversified: 0.3%
1,500		Cummins, Inc.	105,630

			105,630

Media: 2.0%
1,400		Clear Channel Communications, Inc.	49,028
3,000		Comcast Corp. — Class A	67,500
3,800	@	DIRECTV Group, Inc.	106,780
4,000		Time Warner, Inc.	63,520
1,400	@	Viacom — Class B	50,148
7,570		Walt Disney Co.	254,352

			591,328

Mining: 0.6%
1,500		Freeport-McMoRan Copper & Gold, Inc.	173,565

			173,565

Miscellaneous Manufacturing: 4.9%
1,400		Cooper Industries Ltd.	65,282
4,200		Dover Corp.	227,136
2,280		Eaton Corp.	220,430
19,880		General Electric Co.	610,713
1,800		Honeywell International, Inc.	107,316
3,700		Leggett & Platt, Inc.	70,670
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund	as of May 31, 2008 (continued)

Shares			Value

Miscellaneous Manufacturing: (continued)
1,725		Parker Hannifin Corp.	$146,056
800		Textron, Inc.	50,040

			1,497,643

Office/Business Equipment: 0.3%
1,600		Pitney Bowes, Inc.	58,096
1,500		Xerox Corp.	20,370

			78,466

Oil & Gas: 13.3%
1,800		Anadarko Petroleum Corp.	134,946
1,200		Apache Corp.	160,872
7,852		Chevron Corp.	778,526
5,417		ConocoPhillips	504,323
2,000		Devon Energy Corp.	231,880
1,800		ENSCO International, Inc.	129,294
16,040	S	ExxonMobil Corp.	1,423,710
1,100		Hess Corp.	135,091
1,040		Marathon Oil Corp.	53,446
1,000		Noble Energy, Inc.	97,450
4,140		Occidental Petroleum Corp.	380,590

			4,030,128

Oil & Gas Services: 0.8%
1,000	@	National Oilwell Varco, Inc.	83,320
1,000		Schlumberger Ltd.	101,130
419	@	Transocean, Inc.	62,930

			247,380

Packaging & Containers: 0.2%
1,100		Ball Corp.	59,730

			59,730

Pharmaceuticals: 4.1%
6,500		Eli Lilly & Co.	312,910
2,000	@	Express Scripts, Inc.	144,220
1,500	@	King Pharmaceuticals, Inc.	15,390
700	@	Medco Health Solutions, Inc.	33,915
5,600		Merck & Co., Inc.	218,176
6,834		Pfizer, Inc.	132,306
7,700		Schering-Plough Corp.	157,080
5,200		Wyeth	231,244

			1,245,241

Pipelines: 0.3%
700		Spectra Energy Corp.	18,914
2,000		Williams Cos., Inc.	76,080

			94,994

Retail: 5.9%
1,000		Abercrombie & Fitch Co.	72,600
1,000	@	Autozone, Inc.	126,560
2,300		Best Buy Co., Inc.	107,387
1,900	@	Big Lots, Inc.	59,014
3,140	@	Coach, Inc.	113,982
3,200		Costco Wholesale Corp.	228,224
2,200		CVS Caremark Corp.	94,138
3,100		Family Dollar Stores, Inc.	66,340
1,500	@	GameStop Corp.	74,400
1,000		Gap, Inc.	18,250
3,550		McDonald’s Corp.	210,586
900		Polo Ralph Lauren Corp.	62,865
2,900		RadioShack Corp.	42,485
1,100		Tiffany & Co.	53,933

Shares			Value

Retail: (continued)
4,930		TJX Cos., Inc.	$158,056
5,300		Wal-Mart Stores, Inc.	306,022

			1,794,842

Savings & Loans: 0.7%
11,300		Hudson City Bancorp., Inc.	201,140

			201,140

Semiconductors: 2.2%
2,600		Applied Materials, Inc.	51,506
10,900		Intel Corp.	252,662
1,500		National Semiconductor Corp.	31,575
2,450	@	Nvidia Corp.	60,515
2,300	@	QLogic Corp.	36,317
7,000		Texas Instruments, Inc.	227,360

			659,935

Software: 3.4%
1,500	@	Autodesk, Inc.	61,740
910	@, S	BMC Software, Inc.	36,491
3,100		CA, Inc.	82,274
3,700		IMS Health, Inc.	89,688
19,450		Microsoft Corp.	550,824
9,000	@	Oracle Corp.	205,560

			1,026,577

Telecommunications: 4.8%
12,695		AT&T, Inc.	506,531
2,100		CenturyTel, Inc.	74,361
11,970	@	Cisco Systems, Inc.	319,838
2,700		Corning, Inc.	73,818
3,000	@	JDS Uniphase Corp.	37,110
1,500		Qualcomm, Inc.	72,810
8,900		Qwest Communications International, Inc.	43,165
5,100		Verizon Communications, Inc.	196,197
9,800		Windstream Corp.	130,732

			1,454,562

Toys/Games/Hobbies: 0.3%
2,300		Hasbro, Inc.	83,352

			83,352

Transportation: 0.3%
1,300		Ryder System, Inc.	95,459

			95,459

		Total Common Stock (Cost $24,864,139)	29,309,231

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Hotels: 0.1%
2,200		Host Hotels & Resorts, Inc.	37,818

			37,818

Storage: 0.2%
800		Public Storage, Inc.	70,504

			70,504

		Total Real Estate Investment Trusts (Cost $104,107)	108,322

		Total Long-Term Investments (Cost $24,968,246)	29,417,553

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund	as of May 31, 2008 (continued)

Shares			Value

SHORT-TERM INVESTMENTS: 3.2%
Mutual Fund: 2.6%
798,000	**	ING Institutional Prime Money Market Fund	$798,000

		Total Mutual Fund (Cost $798,000)	798,000

Principal
Amount			Value

Repurchase Agreement: 0.6%
$171,000	Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $171,031 to be received upon repurchase (Collateralized by $320,000 Resolution Funding Corporation, Discount Note, Market Value $174,726, due 10/15/20)		$171,000

	Total Repurchase Agreement (Cost $171,000)		171,000

	Total Short-Term Investments (Cost $969,000)		969,000

	Total Investments in Securities (Cost $25,937,246)*	100.5%	$30,386,553
	Other Assets and Liabilities — Net	(0.5)	(160,647)

	Net Assets	100.0%	$30,225,906

@	Non-income producing security

@@	Foreign Issuer

S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

**	Investment in affiliate

*	Cost for federal income tax purposes is $26,817,103.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,260,086
Gross Unrealized Depreciation	(690,636)

Net Unrealized Appreciation	$3,569,450

ING Index Plus LargeCap Equity Fund Open Futures Contracts on May 31, 2008

	Number	Notional
	of	Market	Expiration	Unrealized
Contract Description	Contracts	Value ($)	Date	Appreciation
Long Contracts
S&P 500 E-Mini	14	980,420	06/20/08	$18,973

$18,973

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund II	as of May 31, 2008

Shares			Value

COMMON STOCK: 98.5%
Advertising: 0.5%
2,800	@	Interpublic Group of Cos., Inc.	$27,916
4,300		Omnicom Group	210,743

			238,659

Aerospace/Defense: 4.0%
5,100		Boeing Co.	422,127
1,300		Goodrich Corp.	84,253
2,500		L-3 Communications Holdings, Inc.	268,475
3,200		Lockheed Martin Corp.	350,208
4,200		Northrop Grumman Corp.	316,932
4,680		United Technologies Corp.	332,467

			1,774,462

Agriculture: 1.9%
7,670		Altria Group, Inc.	170,734
1,800		Archer-Daniels-Midland Co.	71,460
7,670	@	Philip Morris International, Inc.	403,902
3,730		Reynolds American, Inc.	204,852

			850,948

Airlines: 0.4%
15,000		Southwest Airlines Co.	195,900

			195,900

Apparel: 1.0%
4,300		Nike, Inc.	293,991
2,100		VF Corp.	158,970

			452,961

Auto Parts & Equipment: 0.8%
3,000	@	Goodyear Tire & Rubber Co.	76,230
8,300		Johnson Controls, Inc.	282,698

			358,928

Banks: 4.1%
9,961		Bank of America Corp.	338,774
6,300		Bank of New York Mellon Corp.	280,539
4,800		BB&T Corp.	151,056
2,100		Capital One Financial Corp.	101,052
4,500		Fifth Third Bancorp.	84,150
2,742		Marshall & Ilsley Corp.	63,724
1,197		Northern Trust Corp.	90,972
13,617		Regions Financial Corp.	242,655
2,000		State Street Corp.	144,040
2,171		Wachovia Corp.	51,670
4,300		Wells Fargo & Co.	118,551
3,500		Zions Bancorp.	150,815

			1,817,998

Beverages: 1.1%
3,500		Coca-Cola Co.	200,410
6,700	@	Constellation Brands, Inc.	142,844
4,620		Pepsi Bottling Group, Inc.	149,780
300		PepsiCo, Inc.	20,490

			513,524

Biotechnology: 1.4%
6,800	@	Amgen, Inc.	299,404
1,600	@	Biogen Idec, Inc.	100,400
1,200	@	Celgene Corp.	73,032
2,400	@	Gilead Sciences, Inc.	132,768

			605,604

Shares			Value

Building Materials: 0.1%
700		Trane, Inc.	$32,494

			32,494

Chemicals: 2.9%
400		Air Products & Chemicals, Inc.	40,768
5,700		Dow Chemical Co.	230,280
7,400		EI Du Pont de Nemours & Co.	354,534
3,700		Hercules, Inc.	76,331
700		International Flavors & Fragrances, Inc.	29,372
1,900		Monsanto Co.	242,060
2,500		PPG Industries, Inc.	157,575
400		Rohm & Haas Co.	21,592
2,700		Sigma-Aldrich Corp.	158,652

			1,311,164

Commercial Services: 0.7%
900	@	Apollo Group, Inc. — Class A	43,011
1,400		Moody’s Corp.	51,912
900		Robert Half International, Inc.	22,122
5,000		RR Donnelley & Sons Co.	164,150
1,000		Western Union Co.	23,640

			304,835

Computers: 6.4%
2,500	@	Affiliated Computer Services, Inc.	135,500
3,000	@	Apple, Inc.	566,250
7,800	@	Dell, Inc.	179,868
14,200	@	EMC Corp.	247,648
15,052		Hewlett-Packard Co.	708,347
6,640		International Business Machines Corp.	859,415
3,170	@	Lexmark International, Inc.	116,846
1,100	@	Teradata Corp.	29,711

			2,843,585

Cosmetics/Personal Care: 1.4%
9,348		Procter & Gamble Co.	617,435

			617,435

Diversified Financial Services: 5.1%
1,800		American Express Co.	83,430
700		Ameriprise Financial, Inc.	33,082
13,200		Citigroup, Inc.	288,948
300		CME Group, Inc.	129,090
2,300		Countrywide Financial Corp.	12,098
4,900		Discover Financial Services	84,035
2,500		Federal Home Loan Mortgage Corporation	63,550
3,900		Federal National Mortgage Association	105,378
2,200		Goldman Sachs Group, Inc.	388,102
200	@	IntercontinentalExchange, Inc.	27,640
15,300		JPMorgan Chase & Co.	657,900
1,690		Lehman Brothers Holdings, Inc.	62,209
2,500		Merrill Lynch & Co., Inc.	109,800
2,500		Morgan Stanley	110,575
2,100		NYSE Euronext	134,232

			2,290,069

Electric: 4.0%
7,600		American Electric Power Co., Inc.	321,708
8,700		Dominion Resources, Inc.	402,810
5,300		DTE Energy Co.	234,472
23,300		Duke Energy Corp.	430,584
1,800		Edison International	95,814
1,300		FPL Group, Inc.	87,776
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund II	as of May 31, 2008 (continued)

Shares			Value

Electric: (continued)
3,000		Pepco Holdings, Inc.	$81,120
2,200		PPL Corp.	112,882

			1,767,166

Electronics: 1.7%
4,000	@	Agilent Technologies, Inc.	149,560
5,600		Applera Corp. — Applied Biosystems Group	194,656
5,200		Jabil Circuit, Inc.	66,144
3,600		PerkinElmer, Inc.	101,808
3,500	@	Thermo Electron Corp.	206,570
725	@@	Tyco Electronics Ltd.	29,087

			747,825

Engineering & Construction: 0.4%
900		Fluor Corp.	167,895

			167,895

Environmental Control: 0.3%
10,200	@	Allied Waste Industries, Inc.	137,394

			137,394

Food: 2.8%
2,800		ConAgra Foods, Inc.	66,024
5,700		General Mills, Inc.	360,240
5,400		HJ Heinz Co.	269,514
3,200		Kellogg Co.	165,792
17,800		Sara Lee Corp.	245,284
2,700		Supervalu, Inc.	94,689
800		WM Wrigley Jr. Co.	61,704

			1,263,247

Forest Products & Paper: 0.1%
1,200		International Paper Co.	32,664

			32,664

Hand/Machine Tools: 0.3%
1,070		Snap-On, Inc.	66,254
1,500		Stanley Works	72,870

			139,124

Healthcare — Products: 2.7%
3,900	@	Boston Scientific Corp.	51,831
1,100	@@	Covidien Ltd.	55,099
800		CR Bard, Inc.	72,960
4,650		Johnson & Johnson	310,341
6,800		Medtronic, Inc.	344,556
4,200	@	Patterson Cos., Inc.	142,842
3,900	@	St. Jude Medical, Inc.	158,925
1,700	@	Varian Medical Systems, Inc.	80,818

			1,217,372

Healthcare — Services: 0.6%
2,780		Aetna, Inc.	131,105
700		Cigna Corp.	28,420
790	@	Coventry Health Care, Inc.	36,364
1,100	@	Humana, Inc.	56,155

			252,044

Home Builders: 0.2%
4,500		Lennar Corp.	75,960

			75,960

Shares			Value

Household Products/Wares: 1.3%
3,500		Clorox Co.	$199,955
6,300		Kimberly-Clark Corp.	401,940

			601,895

Insurance: 4.4%
3,660	@@	ACE Ltd.	219,856
3,600		Aflac, Inc.	241,668
1,100		AMBAC Financial Group, Inc.	3,443
8,900		American International Group, Inc.	320,400
500		Assurant, Inc.	34,015
5,390		Chubb Corp.	289,766
2,450		Hartford Financial Services Group, Inc.	174,122
6,100		Metlife, Inc.	366,183
1,100		Prudential Financial, Inc.	82,170
4,900		Travelers Cos., Inc.	244,069

			1,975,692

Internet: 1.7%
1,100	@	Amazon.com, Inc.	89,782
2,700	@	eBay, Inc.	81,027
3,100	@	Expedia, Inc.	75,175
500	@	Google, Inc. — Class A	292,900
6,600	@	Symantec Corp.	143,418
2,800	@	Yahoo!, Inc.	74,928

			757,230

Iron/Steel: 0.1%
200		United States Steel Corp.	34,542

			34,542

Lodging: 0.1%
1,200		Starwood Hotels & Resorts Worldwide, Inc.	58,080

			58,080

Machinery — Construction & Mining: 0.9%
3,200		Caterpillar, Inc.	264,448
1,900	@	Terex Corp.	135,565

			400,013

Machinery — Diversified: 0.3%
2,200		Cummins, Inc.	154,924

			154,924

Media: 2.0%
1,950		Clear Channel Communications, Inc.	68,289
4,600		Comcast Corp. — Class A	103,500
5,900	@	DIRECTV Group, Inc.	165,790
5,900		Time Warner, Inc.	93,692
2,000	@	Viacom — Class B	71,640
11,380		Walt Disney Co.	382,368

			885,279

Mining: 0.5%
2,100		Freeport-McMoRan Copper & Gold, Inc.	242,991

			242,991

Miscellaneous Manufacturing: 5.0%
2,000		Cooper Industries Ltd.	93,260
6,300		Dover Corp.	340,704
3,450		Eaton Corp.	333,546
29,920		General Electric Co.	919,142
2,700		Honeywell International, Inc.	160,974
5,500		Leggett & Platt, Inc.	105,050
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund II	as of May 31, 2008 (continued)

Shares			Value

Miscellaneous Manufacturing: (continued)
2,675		Parker Hannifin Corp.	$226,492
1,100		Textron, Inc.	68,805

			2,247,973

Office/Business Equipment: 0.3%
2,500		Pitney Bowes, Inc.	90,775
2,500		Xerox Corp.	33,950

			124,725

Oil & Gas: 13.6%
2,700		Anadarko Petroleum Corp.	202,419
1,800		Apache Corp.	241,308
11,952		Chevron Corp.	1,185,041
8,103		ConocoPhillips	754,389
3,000		Devon Energy Corp.	347,820
2,800		ENSCO International, Inc.	201,124
24,430	S	ExxonMobil Corp.	2,168,407
1,600		Hess Corp.	196,496
1,380		Marathon Oil Corp.	70,918
1,400		Noble Energy, Inc.	136,430
6,190		Occidental Petroleum Corp.	569,047

			6,073,399

Oil & Gas Services: 0.8%
1,400	@	National Oilwell Varco, Inc.	116,648
1,600		Schlumberger Ltd.	161,808
449	@	Transocean, Inc.	67,435

			345,891

Packaging & Containers: 0.2%
1,400		Ball Corp.	76,020

			76,020

Pharmaceuticals: 4.2%
9,600		Eli Lilly & Co.	462,144
3,000	@	Express Scripts, Inc.	216,330
2,300	@	King Pharmaceuticals, Inc.	23,598
1,300	@	Medco Health Solutions, Inc.	62,985
8,510		Merck & Co., Inc.	331,550
10,496		Pfizer, Inc.	203,203
11,800		Schering-Plough Corp.	240,720
7,700		Wyeth	342,419

			1,882,949

Pipelines: 0.3%
1,000		Spectra Energy Corp.	27,020
3,300		Williams Cos., Inc.	125,532

			152,552

Retail: 6.0%
1,300		Abercrombie & Fitch Co.	94,380
1,400	@	Autozone, Inc.	177,184
3,500		Best Buy Co., Inc.	163,415
3,100	@	Big Lots, Inc.	96,286
4,800	@	Coach, Inc.	174,240
4,900		Costco Wholesale Corp.	349,468
3,300		CVS Caremark Corp.	141,207
4,700		Family Dollar Stores, Inc.	100,580
2,300	@	GameStop Corp.	114,080
1,500		Gap, Inc.	27,375
5,350		McDonald’s Corp.	317,362
1,500		Polo Ralph Lauren Corp.	104,775
3,300		RadioShack Corp.	48,345

Shares			Value

Retail: (continued)
1,600		Tiffany & Co.	$78,448
6,960		TJX Cos., Inc.	223,138
8,000		Wal-Mart Stores, Inc.	461,920

			2,672,203

Savings & Loans: 0.7%
17,400		Hudson City Bancorp., Inc.	309,720

			309,720

Semiconductors: 2.2%
4,100		Applied Materials, Inc.	81,221
16,400		Intel Corp.	380,152
2,200		National Semiconductor Corp.	46,310
3,900	@	Nvidia Corp.	96,330
3,500	@	QLogic Corp.	55,265
10,300		Texas Instruments, Inc.	334,544

			993,822

Software: 3.5%
2,400	@	Autodesk, Inc.	98,784
1,270	@	BMC Software, Inc.	50,927
4,600		CA, Inc.	122,084
5,600		IMS Health, Inc.	135,744
29,390		Microsoft Corp.	832,325
13,500	@	Oracle Corp.	308,340

			1,548,204

Telecommunications: 4.9%
18,965		AT&T, Inc.	756,704
3,300		CenturyTel, Inc.	116,853
18,260	@	Cisco Systems, Inc.	487,907
4,100		Corning, Inc.	112,094
4,700	@	JDS Uniphase Corp.	58,139
2,200		Qualcomm, Inc.	106,788
13,400		Qwest Communications International, Inc.	64,990
7,800		Verizon Communications, Inc.	300,066
14,800		Windstream Corp.	197,432

			2,200,973

Toys/Games/Hobbies: 0.3%
3,500		Hasbro, Inc.	126,840

			126,840

Transportation: 0.3%
1,800		Ryder System, Inc.	132,174

			132,174

		Total Common Stock (Cost $37,801,924)	44,007,348

REAL ESTATE INVESTMENT TRUSTS: 0.4%
Hotels: 0.2%
3,600		Host Hotels & Resorts, Inc.	61,884

			61,884

Storage: 0.2%
1,100		Public Storage, Inc.	96,943

			96,943

		Total Real Estate Investment Trusts (Cost $152,753)	158,827

		Total Long-Term Investments (Cost $37,954,677)	44,166,175

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund II	as of May 31, 2008 (continued)

Shares			Value

SHORT-TERM INVESTMENTS: 1.2%
Mutual Fund: 0.9%
425,000	**	ING Institutional Prime Money Market Fund	$425,000

		Total Mutual Fund (Cost $425,000)	425,000

Principal
Amount			Value

	Repurchase Agreement: 0.3%
$118,000	Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $118,022 to be received upon repurchase (Collateralized by $225,000 Resolution Funding Corporation, Discount Note, Market Value $122,855, due 10/15/20)		$118,000

	Total Repurchase Agreement (Cost $118,000)		118,000

	Total Short-Term Investments (Cost $543,000)		543,000

	Total Investments in Securities (Cost $38,497,677)*	100.1%	$44,709,175
	Other Assets and Liabilities — Net	(0.1)	(51,578)

	Net Assets	100.0%	$44,657,597

@	Non-income producing security

@@	Foreign Issuer

S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

**	Investment in affiliate

*	Cost for federal income tax purposes is $39,932,693.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,764,616
Gross Unrealized Depreciation	(988,134)

Net Unrealized Appreciation	$4,776,482

ING Index Plus LargeCap Equity Fund II Open Futures Contracts on May 31, 2008

	Number	Notional
	of	Market	Expiration	Unrealized
Contract Description	Contracts	Value ($)	Date	Appreciation
Long Contracts
S&P500 E-Mini	9	630,270	06/20/08	$28,602

$28,602

See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund III	PORTFOLIO OF INVESTMENTS as of May 31, 2008

Shares			Value

COMMON STOCK: 98.7%
Advertising: 0.5%
2,300	@	Interpublic Group of Cos., Inc.	$22,931
3,600		Omnicom Group	176,436

			199,367

Aerospace/Defense: 4.0%
4,300		Boeing Co.	355,911
1,100		Goodrich Corp.	71,291
2,000		L-3 Communications Holdings, Inc.	214,780
2,720		Lockheed Martin Corp.	297,677
3,600		Northrop Grumman Corp.	271,656
3,860		United Technologies Corp.	274,214

			1,485,529

Agriculture: 1.9%
6,400		Altria Group, Inc.	142,464
1,500		Archer-Daniels-Midland Co.	59,550
6,400	@	Philip Morris International, Inc.	337,024
3,100		Reynolds American, Inc.	170,252

			709,290

Airlines: 0.4%
12,400		Southwest Airlines Co.	161,944

			161,944

Apparel: 1.0%
3,600		Nike, Inc.	246,132
1,700		VF Corp.	128,690

			374,822

Auto Parts & Equipment: 0.8%
2,500	@	Goodyear Tire & Rubber Co.	63,525
6,900		Johnson Controls, Inc.	235,014

			298,539

Banks: 4.1%
8,340		Bank of America Corp.	283,643
5,200		Bank of New York Mellon Corp.	231,556
3,900		BB&T Corp.	122,733
1,800		Capital One Financial Corp.	86,616
3,800		Fifth Third Bancorp.	71,060
2,303		Marshall & Ilsley Corp.	53,522
997		Northern Trust Corp.	75,772
11,277		Regions Financial Corp.	200,956
1,600		State Street Corp.	115,232
1,861		Wachovia Corp.	44,292
3,600		Wells Fargo & Co.	99,252
2,900		Zions Bancorp.	124,961

			1,509,595

Beverages: 1.1%
2,900		Coca-Cola Co.	166,054
5,700	@	Constellation Brands, Inc.	121,524
3,500		Pepsi Bottling Group, Inc.	113,470
300		PepsiCo, Inc.	20,490

			421,538

Biotechnology: 1.3%
5,600	@	Amgen, Inc.	246,568
1,300	@	Biogen Idec, Inc.	81,575
1,000	@	Celgene Corp.	60,860
1,900	@	Gilead Sciences, Inc.	105,108

			494,111

Shares			Value

Building Materials: 0.1%
600		Trane, Inc.	$27,852

			27,852

Chemicals: 2.9%
300		Air Products & Chemicals, Inc.	30,576
4,700		Dow Chemical Co.	189,880
6,200		EI Du Pont de Nemours & Co.	297,042
3,100		Hercules, Inc.	63,953
600		International Flavors & Fragrances, Inc.	25,176
1,600		Monsanto Co.	203,840
2,100		PPG Industries, Inc.	132,363
300		Rohm & Haas Co.	16,194
2,300		Sigma-Aldrich Corp.	135,148

			1,094,172

Commercial Services: 0.7%
700	@	Apollo Group, Inc. — Class A	33,453
1,100		Moody’s Corp.	40,788
900		Robert Half International, Inc.	22,122
4,200		RR Donnelley & Sons Co.	137,886
800		Western Union Co.	18,912

			253,161

Computers: 6.4%
2,100	@	Affiliated Computer Services, Inc.	113,820
2,500	@	Apple, Inc.	471,875
6,450	@	Dell, Inc.	148,737
12,050	@	EMC Corp.	210,152
12,600		Hewlett-Packard Co.	592,956
5,550		International Business Machines Corp.	718,337
2,680	@	Lexmark International, Inc.	98,785
900	@	Teradata Corp.	24,309

			2,378,971

Cosmetics/Personal Care: 1.4%
7,752		Procter & Gamble Co.	512,020

			512,020

Diversified Financial Services: 5.1%
1,500		American Express Co.	69,525
600		Ameriprise Financial, Inc.	28,356
11,100		Citigroup, Inc.	242,979
300		CME Group, Inc.	129,090
1,800		Countrywide Financial Corp.	9,468
3,900		Discover Financial Services	66,885
2,000		Federal Home Loan Mortgage Corporation	50,840
2,700		Federal National Mortgage Association	72,954
1,850		Goldman Sachs Group, Inc.	326,359
200	@	IntercontinentalExchange, Inc.	27,640
12,700		JPMorgan Chase & Co.	546,100
1,420		Lehman Brothers Holdings, Inc.	52,270
2,000		Merrill Lynch & Co., Inc.	87,840
2,100		Morgan Stanley	92,883
1,700		NYSE Euronext	108,664

			1,911,853

Electric: 4.0%
6,400		American Electric Power Co., Inc.	270,912
7,300		Dominion Resources, Inc.	337,990
4,400		DTE Energy Co.	194,656
19,500		Duke Energy Corp.	360,360
1,500		Edison International	79,845
1,100		FPL Group, Inc.	74,272
See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Equity Fund III	PORTFOLIO OF INVESTMENTS as of May 31, 2008 (continued)

Shares			Value

Electric: (continued)
2,500		Pepco Holdings, Inc.	$67,600
1,800		PPL Corp.	92,358

			1,477,993

Electronics: 1.7%
3,400	@	Agilent Technologies, Inc.	127,126
4,600		Applera Corp. — Applied Biosystems Group	159,896
4,100		Jabil Circuit, Inc.	52,152
3,000		PerkinElmer, Inc.	84,840
2,900	@	Thermo Electron Corp.	171,158
575	@@	Tyco Electronics Ltd.	23,069

			618,241

Engineering & Construction: 0.4%
800		Fluor Corp.	149,240

			149,240

Environmental Control: 0.3%
8,500	@	Allied Waste Industries, Inc.	114,495

			114,495

Food: 2.9%
2,300		ConAgra Foods, Inc.	54,234
4,750		General Mills, Inc.	300,200
4,500		HJ Heinz Co.	224,595
2,600		Kellogg Co.	134,706
15,000		Sara Lee Corp.	206,700
2,600		Supervalu, Inc.	91,182
700		WM Wrigley Jr. Co.	53,991

			1,065,608

Forest Products & Paper: 0.1%
900		International Paper Co.	24,498

			24,498

Hand/Machine Tools: 0.3%
950		Snap-On, Inc.	58,824
1,200		Stanley Works	58,296

			117,120

Healthcare — Products: 2.7%
3,100	@	Boston Scientific Corp.	41,199
900	@@	Covidien Ltd.	45,081
700		CR Bard, Inc.	63,840
3,850		Johnson & Johnson	256,949
5,600		Medtronic, Inc.	283,752
3,500	@	Patterson Cos., Inc.	119,035
3,200	@	St. Jude Medical, Inc.	130,400
1,400	@	Varian Medical Systems, Inc.	66,556

			1,006,812

Healthcare — Services: 0.6%
2,280		Aetna, Inc.	107,525
600		Cigna Corp.	24,360
635	@	Coventry Health Care, Inc.	29,229
950	@	Humana, Inc.	48,498

			209,612

Home Builders: 0.2%
3,800		Lennar Corp.	64,144

			64,144

Shares			Value

Household Products/Wares: 1.4%
2,900		Clorox Co.	$165,677
5,250		Kimberly-Clark Corp.	334,950

			500,627

Insurance: 4.4%
3,060	@@	ACE Ltd.	183,814
3,000		Aflac, Inc.	201,390
900		AMBAC Financial Group, Inc.	2,817
7,450		American International Group, Inc.	268,200
400		Assurant, Inc.	27,212
4,400		Chubb Corp.	236,544
2,000		Hartford Financial Services Group, Inc.	142,140
5,110		Metlife, Inc.	306,753
1,000		Prudential Financial, Inc.	74,700
4,090		Travelers Cos., Inc.	203,723

			1,647,293

Internet: 1.7%
900	@	Amazon.com, Inc.	73,458
2,200	@	eBay, Inc.	66,022
2,480	@	Expedia, Inc.	60,140
400	@	Google, Inc. — Class A	234,320
5,754	@	Symantec Corp.	125,034
2,400	@	Yahoo!, Inc.	64,224

			623,198

Iron/Steel: 0.1%
120		United States Steel Corp.	20,725

			20,725

Lodging: 0.1%
1,000		Starwood Hotels & Resorts Worldwide, Inc.	48,400

			48,400

Machinery — Construction & Mining: 1.0%
2,900		Caterpillar, Inc.	239,656
1,600	@	Terex Corp.	114,160

			353,816

Machinery — Diversified: 0.3%
1,800		Cummins, Inc.	126,756

			126,756

Media: 1.9%
1,700		Clear Channel Communications, Inc.	59,534
3,800		Comcast Corp. — Class A	85,500
4,400	@	DIRECTV Group, Inc.	123,640
4,900		Time Warner, Inc.	77,812
1,700	@	Viacom — Class B	60,894
9,350		Walt Disney Co.	314,160

			721,540

Mining: 0.6%
1,800		Freeport-McMoRan Copper & Gold, Inc.	208,278

			208,278

Miscellaneous Manufacturing: 5.1%
1,800		Cooper Industries Ltd.	83,934
5,400		Dover Corp.	292,032
2,850		Eaton Corp.	275,538
25,000		General Electric Co.	767,998
2,300		Honeywell International, Inc.	137,126
4,600		Leggett & Platt, Inc.	87,860
See Accompanying Notes to Financial Statements

ING Index Plus Largecap Equity Fund III	PORTFOLIO OF INVESTMENTS As Of May 31, 2008 (Continued)

Shares			Value

Miscellaneous Manufacturing: (continued)
2,250		Parker Hannifin Corp.	$190,508
900		Textron, Inc.	56,295

			1,891,291

Office/Business Equipment: 0.3%
2,100		Pitney Bowes, Inc.	76,251
2,000		Xerox Corp.	27,160

			103,411

Oil & Gas: 13.5%
2,300		Anadarko Petroleum Corp.	172,431
1,500		Apache Corp.	201,090
9,915		Chevron Corp.	983,072
6,709		ConocoPhillips	624,608
2,500		Devon Energy Corp.	289,850
2,400		ENSCO International, Inc.	172,392
20,300S		ExxonMobil Corp.	1,801,828
1,300		Hess Corp.	159,653
1,200		Marathon Oil Corp.	61,668
1,120		Noble Energy, Inc.	109,144
4,960		Occidental Petroleum Corp.	455,973

			5,031,709

Oil & Gas Services: 0.8%
1,100	@	National Oilwell Varco, Inc.	91,652
1,400		Schlumberger Ltd.	141,582
539	@	Transocean, Inc.	80,952

			314,186

Packaging & Containers: 0.2%
1,200		Ball Corp.	65,160

			65,160

Pharmaceuticals: 4.2%
8,100		Eli Lilly & Co.	389,934
2,500	@	Express Scripts, Inc.	180,275
1,900	@	King Pharmaceuticals, Inc.	19,494
900	@	Medco Health Solutions, Inc.	43,605
7,100		Merck & Co., Inc.	276,616
8,730		Pfizer, Inc.	169,013
9,800		Schering-Plough Corp.	199,920
6,400		Wyeth	284,608

			1,563,465

Pipelines: 0.3%
800		Spectra Energy Corp.	21,616
2,600		Williams Cos., Inc.	98,904

			120,520

Retail: 6.0%
1,200		Abercrombie & Fitch Co.	87,120
1,200	@	Autozone, Inc.	151,872
2,900		Best Buy Co., Inc.	135,401
2,500	@	Big Lots, Inc.	77,650
3,900	@	Coach, Inc.	141,570
4,100		Costco Wholesale Corp.	292,412
2,800		CVS Caremark Corp.	119,812
3,800		Family Dollar Stores, Inc.	81,320
1,900	@	GameStop Corp.	94,240
1,200		Gap, Inc.	21,900
4,550		McDonald’s Corp.	269,906
1,200		Polo Ralph Lauren Corp.	83,820
2,700		RadioShack Corp.	39,555

Shares			Value

Retail: (continued)
1,200		Tiffany & Co.	$58,836
5,900		TJX Cos., Inc.	189,154
6,600		Wal-Mart Stores, Inc.	381,084

			2,225,652

Savings & Loans: 0.7%
14,500		Hudson City Bancorp., Inc.	258,100

			258,100

Semiconductors: 2.2%
3,300		Applied Materials, Inc.	65,373
13,600		Intel Corp.	315,248
1,800		National Semiconductor Corp.	37,890
3,100	@	Nvidia Corp.	76,570
2,900	@	QLogic Corp.	45,791
8,600		Texas Instruments, Inc.	279,328

			820,200

Software: 3.5%
2,000	@	Autodesk, Inc.	82,320
1,120	@	BMC Software, Inc.	44,912
3,700		CA, Inc.	98,198
4,700		IMS Health, Inc.	113,928
25,050		Microsoft Corp.	709,416
11,300	@	Oracle Corp.	258,092

			1,306,866

Telecommunications: 4.9%
15,872		AT&T, Inc.	633,293
2,700		CenturyTel, Inc.	95,607
15,350	@	Cisco Systems, Inc.	410,152
3,400		Corning, Inc.	92,956
3,700	@	JDS Uniphase Corp.	45,769
1,900		Qualcomm, Inc.	92,226
11,100		Qwest Communications International, Inc.	53,835
6,250		Verizon Communications, Inc.	240,438
12,300		Windstream Corp.	164,082

			1,828,358

Toys/Games/Hobbies: 0.3%
2,900		Hasbro, Inc.	105,096

			105,096

Transportation: 0.3%
1,500		Ryder System, Inc.	110,145

			110,145

		Total Common Stock (Cost $30,726,484)	36,675,319

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Hotels: 0.1%
2,800		Host Hotels & Resorts, Inc.	48,132

			48,132

Storage: 0.2%
900		Public Storage, Inc.	79,317

			79,317

		Total Real Estate Investment Trusts (Cost $122,454)	127,449

		Total Long-Term Investments (Cost $30,848,938)	36,802,768

See Accompanying Notes to Financial Statements

ING Index Plus Largecap Equity Fund III	PORTFOLIO OF INVESTMENTS as of May 31, 2008 (Continued)

Shares			Value

SHORT-TERM INVESTMENTS: 1.1%
Mutual Fund: 0.8%
275,000	**	ING Institutional Prime Money Market Fund	$275,000

		Total Mutual Fund (Cost $275,000)	275,000

Principal
Amount			Value

Repurchase Agreement: 0.3%
$109,000	Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $109,020 to be received upon repurchase (Collateralized by $205,000 Resolution Funding Corporation, Discount Note, Market Value $111,934, due 10/15/20)		$109,000

	Total Repurchase Agreement (Cost $109,000)		109,000

	Total Short-Term Investments (Cost $384,000)		384,000

	Total Investments in Securities (Cost $31,232,938)*	100.1%	$37,186,768
	Other Assets and Liabilities — Net	(0.1)	(20,864)

	Net Assets	100.0%	$37,165,904

@	Non-income producing security

@@	Foreign Issuer

S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

**	Investment in affiliate

*	Cost for federal income tax purposes is $32,258,933.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,737,522
Gross Unrealized Depreciation	(809,687)

Net Unrealized Appreciation	$4,927,835

ING Index Plus LargeCap Equity Fund III Open Futures Contracts on May 31, 2008

	Number	Notional
	of	Market	Expiration	Unrealized
Contract Description	Contracts	Value ($)	Date	Appreciation
Long Contracts
S&P 500 E-Mini	6	420,180	06/20/08	$2,161

$2,161

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund IV	as of May 31, 2008

Shares			Value

COMMON STOCK: 97.2%
Advertising: 0.5%
5,500	@	Interpublic Group of Cos., Inc.	$54,835
8,300		Omnicom Group	406,783

			461,618

Aerospace/Defense: 3.9%
9,900		Boeing Co.	819,423
2,700		Goodrich Corp.	174,987
4,800		L-3 Communications Holdings, Inc.	515,472
6,200		Lockheed Martin Corp.	678,528
8,153		Northrop Grumman Corp.	615,225
9,120		United Technologies Corp.	647,885

			3,451,520

Agriculture: 1.9%
14,900		Altria Group, Inc.	331,674
3,600		Archer-Daniels-Midland Co.	142,920
14,900	@	Philip Morris International, Inc.	784,634
7,240		Reynolds American, Inc.	397,621

			1,656,849

Airlines: 0.4%
29,100		Southwest Airlines Co.	380,046

			380,046

Apparel: 1.0%
8,160		Nike, Inc.	557,899
4,100		VF Corp.	310,370

			868,269

Auto Parts & Equipment: 0.8%
5,900	@	Goodyear Tire & Rubber Co.	149,919
16,100		Johnson Controls, Inc.	548,366

			698,285

Banks: 4.0%
19,192		Bank of America Corp.	652,720
12,200		Bank of New York Mellon Corp.	543,266
9,300		BB&T Corp.	292,671
4,300		Capital One Financial Corp.	206,916
8,700		Fifth Third Bancorp.	162,690
5,492		Marshall & Ilsley Corp.	127,634
2,293		Northern Trust Corp.	174,268
26,488		Regions Financial Corp.	472,016
3,900		State Street Corp.	280,878
4,242		Wachovia Corp.	100,960
8,300		Wells Fargo & Co.	228,831
6,800		Zions Bancorp.	293,012

			3,535,862

Beverages: 1.1%
6,900		Coca-Cola Co.	395,094
12,400	@	Constellation Brands, Inc.	264,368
9,150		Pepsi Bottling Group, Inc.	296,643
700		PepsiCo, Inc.	47,810

			1,003,915

Biotechnology: 1.3%
13,100	@	Amgen, Inc.	576,793
3,200	@	Biogen Idec, Inc.	200,800
2,300	@	Celgene Corp.	139,978
4,500	@	Gilead Sciences, Inc.	248,940

			1,166,511

Shares			Value

Building Materials: 0.1%
1,200		Trane, Inc.	$55,704

			55,704

Chemicals: 2.9%
650		Air Products & Chemicals, Inc.	66,248
11,000		Dow Chemical Co.	444,400
14,300		EI Du Pont de Nemours & Co.	685,113
7,200		Hercules, Inc.	148,536
1,300		International Flavors & Fragrances, Inc.	54,548
3,800		Monsanto Co.	484,120
4,900		PPG Industries, Inc.	308,847
800		Rohm & Haas Co.	43,184
5,700		Sigma-Aldrich Corp.	334,932

			2,569,928

Commercial Services: 0.7%
1,700	@	Apollo Group, Inc. — Class A	81,243
2,700		Moody’s Corp.	100,116
1,300		Robert Half International, Inc.	31,954
9,800		RR Donnelley & Sons Co.	321,734
1,800		Western Union Co.	42,552

			577,599

Computers: 6.3%
4,900	@	Affiliated Computer Services, Inc.	265,580
5,900	@, S	Apple, Inc.	1,113,625
15,240	@	Dell, Inc.	351,434
29,300	@	EMC Corp.	510,992
29,250		Hewlett-Packard Co.	1,376,505
12,900		International Business Machines Corp.	1,669,647
6,150	@	Lexmark International, Inc.	226,689
2,000	@	Teradata Corp.	54,020

			5,568,492

Cosmetics/Personal Care: 1.4%
17,955		Procter & Gamble Co.	1,185,928

			1,185,928

Diversified Financial Services: 5.0%
3,500		American Express Co.	162,225
1,300		Ameriprise Financial, Inc.	61,438
25,500		Citigroup, Inc.	558,195
600		CME Group, Inc.	258,180
4,200		Countrywide Financial Corp.	22,092
9,500		Discover Financial Services	162,925
4,800		Federal Home Loan Mortgage Corporation	122,016
6,300		Federal National Mortgage Association	170,226
4,250		Goldman Sachs Group, Inc.	749,743
500	@	IntercontinentalExchange, Inc.	69,100
29,600		JPMorgan Chase & Co.	1,272,800
3,300		Lehman Brothers Holdings, Inc.	121,473
4,800		Merrill Lynch & Co., Inc.	210,816
4,800		Morgan Stanley	212,304
4,100		NYSE Euronext	262,072

			4,415,605

Electric: 4.0%
14,700		American Electric Power Co., Inc.	622,251
16,900		Dominion Resources, Inc.	782,470
10,300		DTE Energy Co.	455,672
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund IV	as of May 31, 2008 (continued)

Shares			Value

Electric: (continued)
45,200		Duke Energy Corp.	$835,296
4,000		Edison International	212,920
2,600		FPL Group, Inc.	175,552
5,900		Pepco Holdings, Inc.	159,536
4,300		PPL Corp.	220,633

			3,464,330

Electronics: 1.6%
7,600	@	Agilent Technologies, Inc.	284,164
10,700		Applera Corp. — Applied Biosystems Group	371,932
9,900		Jabil Circuit, Inc.	125,928
7,100		PerkinElmer, Inc.	200,788
6,900	@	Thermo Electron Corp.	407,238
1,300	@@	Tyco Electronics Ltd.	52,156

			1,442,206

Engineering & Construction: 0.3%
1,600		Fluor Corp.	298,480

			298,480

Environmental Control: 0.3%
19,800	@	Allied Waste Industries, Inc.	. 266,706

			266,706

Food: 2.8%
5,400		ConAgra Foods, Inc.	127,332
10,950		General Mills, Inc.	692,040
10,600		HJ Heinz Co.	529,046
6,100		Kellogg Co.	316,041
34,700		Sara Lee Corp.	478,166
5,200		Supervalu, Inc.	182,364
1,500		WM Wrigley Jr. Co.	115,695

			2,440,684

Forest Products & Paper: 0.1%
2,300		International Paper Co.	62,606

			62,606

Hand/Machine Tools: 0.3%
2,100		Snap-On, Inc.	130,032
3,100		Stanley Works	150,598

			280,630

Healthcare — Products: 2.7%
7,400	@	Boston Scientific Corp.	98,346
2,100	@@	Covidien Ltd.	105,189
1,400		CR Bard, Inc.	127,680
9,050		Johnson & Johnson	603,997
13,000		Medtronic, Inc.	658,710
8,200	@	Patterson Cos., Inc.	278,882
7,500	@	St. Jude Medical, Inc.	305,625
3,300	@	Varian Medical Systems, Inc.	156,882

			2,335,311

Healthcare — Services: 0.6%
6,120		Aetna, Inc.	288,619
1,400		Cigna Corp.	56,840
1,480	@	Coventry Health Care, Inc.	68,124
2,200	@	Humana, Inc.	112,310

			525,893

Shares			Value

Home Builders: 0.2%
8,800		Lennar Corp.	$148,544

			148,544

Household Products/Wares: 1.3%
6,900		Clorox Co.	394,197
12,100		Kimberly-Clark Corp.	771,980

			1,166,177

Insurance: 4.4%
7,150	@@	ACE Ltd.	429,501
7,100		Aflac, Inc.	476,623
2,100		AMBAC Financial Group, Inc.	6,573
17,350		American International Group, Inc.	624,600
1,100		Assurant, Inc.	74,833
10,260		Chubb Corp.	551,578
4,800		Hartford Financial Services Group, Inc.	341,136
11,730		Metlife, Inc.	704,152
2,200		Prudential Financial, Inc.	164,340
9,430		Travelers Cos., Inc.	469,708

			3,843,044

Internet: 1.6%
2,000	@	Amazon.com, Inc.	163,240
5,200	@	eBay, Inc.	156,052
5,900	@	Expedia, Inc.	143,075
900	@	Google, Inc. — Class A	527,220
13,150	@	Symantec Corp.	285,750
5,500	@	Yahoo!, Inc.	147,180

			1,422,517

Iron/Steel: 0.1%
350		United States Steel Corp.	60,449

			60,449

Lodging: 0.1%
2,400		Starwood Hotels & Resorts Worldwide, Inc.	116,160

			116,160

Machinery — Construction & Mining: 0.9%
6,300		Caterpillar, Inc.	520,632
3,800	@	Terex Corp.	271,130

			791,762

Machinery — Diversified: 0.3%
4,300		Cummins, Inc.	302,806

			302,806

Media: 2.0%
3,700		Clear Channel Communications, Inc.	129,574
8,900		Comcast Corp. — Class A	200,250
11,400	@	DIRECTV Group, Inc.	320,340
11,500		Time Warner, Inc.	182,620
4,000	@	Viacom — Class B	143,280
22,050		Walt Disney Co.	740,880

			1,716,944

Mining: 0.6%
4,140		Freeport-McMoRan Copper & Gold, Inc.	479,039

			479,039

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund IV	as of May 31, 2008 (continued)

Shares			Value

Miscellaneous Manufacturing: 5.0%
4,000		Cooper Industries Ltd.	$186,520
12,500		Dover Corp.	676,000
6,700		Eaton Corp.	647,756
57,950	S	General Electric Co.	1,780,223
5,200		Honeywell International, Inc.	310,024
11,200		Leggett & Platt, Inc.	213,920
5,175		Parker Hannifin Corp.	438,167
2,300		Textron, Inc.	143,865

			4,396,475

Office/Business Equipment: 0.3%
4,800		Pitney Bowes, Inc.	174,288
4,900		Xerox Corp.	66,542

			240,830

Oil & Gas: 13.4%
5,200		Anadarko Petroleum Corp.	389,844
3,400		Apache Corp.	455,804
23,203		Chevron Corp.	2,300,577
15,701		ConocoPhillips	1,461,763
5,800		Devon Energy Corp.	672,452
5,300		ENSCO International, Inc.	380,699
47,450		ExxonMobil Corp.	4,211,662
3,000		Hess Corp.	368,430
3,000		Marathon Oil Corp.	154,170
2,730		Noble Energy, Inc.	266,039
11,580		Occidental Petroleum Corp.	1,064,549

			11,725,989

Oil & Gas Services: 0.8%
2,800	@	National Oilwell Varco, Inc.	233,296
3,200		Schlumberger Ltd.	323,616
1,227	@	Transocean, Inc.	184,283

			741,195

Packaging & Containers: 0.2%
3,100		Ball Corp.	168,330

			168,330

Pharmaceuticals: 4.1%
18,800		Eli Lilly & Co.	905,032
5,900	@	Express Scripts, Inc.	425,449
4,400	@	King Pharmaceuticals, Inc.	45,144
1,900	@	Medco Health Solutions, Inc.	92,055
16,450		Merck & Co., Inc.	640,892
20,470		Pfizer, Inc.	396,299
22,900		Schering-Plough Corp.	467,160
14,700		Wyeth	653,709

			3,625,740

Pipelines: 0.3%
1,900		Spectra Energy Corp.	51,338
6,000		Williams Cos., Inc.	228,240

			279,578

Retail: 5.9%
2,500		Abercrombie & Fitch Co.	181,500
2,700	@	Autozone, Inc.	341,712
6,950		Best Buy Co., Inc.	324,496
5,900	@	Big Lots, Inc.	183,254
9,300	@	Coach, Inc.	337,590
9,450		Costco Wholesale Corp.	673,974
6,400		CVS Caremark Corp.	273,856

Shares			Value

Retail: (continued)
9,300		Family Dollar Stores, Inc.	$199,020
4,400	@	GameStop Corp.	218,240
2,900		Gap, Inc.	52,925
10,400		McDonald’s Corp.	616,928
2,500		Polo Ralph Lauren Corp.	174,625
6,800		RadioShack Corp.	99,620
3,000		Tiffany & Co.	147,090
13,400		TJX Cos., Inc.	429,604
15,500		Wal-Mart Stores, Inc.	894,970

			5,149,404

Savings & Loans: 0.7%
34,000		Hudson City Bancorp., Inc.	605,200

			605,200

Semiconductors: 2.2%
7,900		Applied Materials, Inc.	156,499
31,900		Intel Corp.	739,442
4,300		National Semiconductor Corp.	90,515
7,300	@	Nvidia Corp.	180,310
6,800	@	QLogic Corp.	107,372
20,000		Texas Instruments, Inc.	649,600

			1,923,738

Software: 3.4%
5,200	@	Autodesk, Inc.	214,032
2,560	@	BMC Software, Inc.	102,656
8,700		CA, Inc.	230,898
10,900		IMS Health, Inc.	264,216
56,950		Microsoft Corp.	1,612,824
26,160	@	Oracle Corp.	597,494

			3,022,120

Telecommunications: 4.8%
36,676		AT&T, Inc.	1,463,372
6,150		CenturyTel, Inc.	217,772
35,400	@	Cisco Systems, Inc.	945,888
6,900		Corning, Inc.	188,646
9,100	@	JDS Uniphase Corp.	112,567
4,250		Qualcomm, Inc.	206,295
26,000		Qwest Communications International, Inc.	126,100
14,450		Verizon Communications, Inc.	555,892
28,900		Windstream Corp.	385,526

			4,202,058

Toys/Games/Hobbies: 0.3%
7,100		Hasbro, Inc.	257,304

			257,304

Transportation: 0.3%
3,600		Ryder System, Inc.	264,348

			264,348

		Total Common Stock (Cost $66,103,043)	85,362,728

REAL ESTATE INVESTMENT TRUSTS: 0.4%
Hotels: 0.2%
6,900		Host Hotels & Resorts, Inc.	118,611

			118,611

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund IV	as of May 31, 2008 (continued)

Shares			Value

Storage: 0.2%
2,100		Public Storage, Inc.	$185,073

		Total Real Estate Investment Trusts (Cost $291,850)	303,684

		Total Long-Term Investments (Cost $66,394,893)	85,666,412

SHORT-TERM INVESTMENTS: 2.8%
Mutual Fund: 2.2%
1,900,000	**	ING Institutional Prime Money Market Fund	1,900,000

		Total Mutual Fund (Cost $1,900,000)	1,900,000

Principal
Amount			Value

Repurchase Agreement: 0.6%
$531,000	Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $531,097 to be received upon
	repurchase (Collateralized by $995,000 Resolution
	Funding Corporation, Discount Note, Market Value
	$543,290, due 10/15/20)		$531,000

	Total Repurchase Agreement
	(Cost $531,000)		531,000

	Total Short-Term Investments
	(Cost $2,431,000)		2,431,000

	Total Investments in Securities
	(Cost $68,825,893)*	100.4%	$88,097,412
	Other Assets and
	Liabilities - Net	(0.4)	(308,272)

	Net Assets	100.0%	$87,789,140

@	Non-income producing security

@@	Foreign Issuer

S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

**	Investment in affiliate

*	Cost for federal income tax purposes is $70,236,170.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$19,204,355
Gross Unrealized Depreciation	(1,343,113)

Net Unrealized Appreciation	$17,861,242

ING Index Plus LargeCap Equity Fund IV Open Futures Contracts on May 31, 2008

	Number	Notional
	of	Market	Expiration	Unrealized
Contract Description	Contracts	Value ($)	Date	Appreciation
Long Contracts S&P500 E-Mini	35	2,451,050	06/20/08	$40,402

$40,402

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund V	as of May 31, 2008

Shares			Value
COMMON STOCK: 96.5%
Advertising: 0.5%
5,500	@	Interpublic Group of Cos., Inc.	$54,835
8,350		Omnicom Group	409,234

			464,069

Aerospace/Defense: 3.9%
10,000		Boeing Co.	827,700
2,700		Goodrich Corp.	174,987
4,850		L-3 Communications Holdings, Inc.	520,842
6,270		Lockheed Martin Corp.	686,189
8,117		Northrop Grumman Corp.	612,509
9,250		United Technologies Corp.	657,120

			3,479,347

Agriculture: 1.9%
14,950		Altria Group, Inc.	332,787
3,600		Archer-Daniels-Midland Co.	142,920
14,950	@	Philip Morris International, Inc.	787,267
7,230		Reynolds American, Inc.	397,072

			1,660,046

Airlines: 0.4%
29,200		Southwest Airlines Co.	381,352

			381,352

Apparel: 1.0%
8,180		Nike, Inc.	559,267
4,100		VF Corp.	310,370

			869,637

Auto Parts & Equipment: 0.8%
5,900	@	Goodyear Tire & Rubber Co.	149,919
16,150		Johnson Controls, Inc.	550,069

			699,988

Banks: 4.0%
19,307		Bank of America Corp.	656,631
12,200		Bank of New York Mellon Corp.	543,266
9,300		BB&T Corp.	292,671
4,279		Capital One Financial Corp.	205,905
8,800		Fifth Third Bancorp.	164,560
5,121		Marshall & Ilsley Corp.	119,012
2,392		Northern Trust Corp.	181,792
26,551		Regions Financial Corp.	473,139
3,900		State Street Corp.	280,878
4,248		Wachovia Corp.	101,102
8,300		Wells Fargo & Co.	228,831
6,900		Zions Bancorp.	297,321

			3,545,108

Beverages: 1.1%
7,000		Coca-Cola Co.	400,820
12,500	@	Constellation Brands, Inc.	266,500
8,350		Pepsi Bottling Group, Inc.	270,707
700		PepsiCo, Inc.	47,810

			985,837

Biotechnology: 1.3%
13,150	@	Amgen, Inc.	578,995
3,300	@	Biogen Idec, Inc.	207,075
2,300	@	Celgene Corp.	139,978
4,550	@	Gilead Sciences, Inc.	251,706

			1,177,754

Shares			Value
Building Materials: 0.0%
800		Trane, Inc.	$37,136

			37,136

Chemicals: 2.9%
600		Air Products & Chemicals, Inc.	61,152
11,000		Dow Chemical Co.	444,400
14,350		EI Du Pont de Nemours & Co.	687,509
7,200		Hercules, Inc.	148,536
1,300		International Flavors & Fragrances, Inc.	54,548
3,800		Monsanto Co.	484,120
4,900		PPG Industries, Inc.	308,847
800		Rohm & Haas Co.	43,184
5,600		Sigma-Aldrich Corp.	329,056

			2,561,352

Commercial Services: 0.7%
1,700	@	Apollo Group, Inc. — Class A	81,243
2,700		Moody’s Corp.	100,116
2,600		Robert Half International, Inc.	63,908
9,850		RR Donnelley & Sons Co.	323,376
1,800		Western Union Co.	42,552

			611,195

Computers: 6.3%
4,950	@	Affiliated Computer Services, Inc.	268,290
5,950	@	Apple, Inc.	1,123,063
15,380	@	Dell, Inc.	354,663
29,700	@	EMC Corp.	517,968
29,350		Hewlett-Packard Co.	1,381,211
12,950		International Business Machines Corp.	1,676,119
5,350	@	Lexmark International, Inc.	197,201
2,000	@	Teradata Corp.	54,020

			5,572,535

Cosmetics/Personal Care: 1.4%
18,125		Procter & Gamble Co.	1,197,156

			1,197,156

Diversified Financial Services: 5.0%
3,500		American Express Co.	162,225
1,300		Ameriprise Financial, Inc.	61,438
25,600		Citigroup, Inc.	560,384
600		CME Group, Inc.	258,180
2,298		Countrywide Financial Corp.	12,087
9,600		Discover Financial Services	164,640
4,900		Federal Home Loan Mortgage Corporation	124,558
6,400		Federal National Mortgage Association	172,928
4,200		Goldman Sachs Group, Inc.	740,922
500	@	IntercontinentalExchange, Inc.	69,100
29,700		JPMorgan Chase & Co.	1,277,100
3,310		Lehman Brothers Holdings, Inc.	121,841
4,800		Merrill Lynch & Co., Inc.	210,816
4,800		Morgan Stanley	212,304
4,100		NYSE Euronext	262,072

			4,410,595

Electric: 3.9%
14,800		American Electric Power Co., Inc.	626,484
16,900		Dominion Resources, Inc.	782,470
10,400		DTE Energy Co.	460,096
45,600		Duke Energy Corp.	842,688
4,000		Edison International	212,920
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund V	as of May 31, 2008 (continued)

Shares			Value
Electric: (continued)
2,600		FPL Group, Inc.	$175,552
5,900		Pepco Holdings, Inc.	159,536
4,500		PPL Corp.	230,895

			3,490,641

Electronics: 1.6%
7,600	@	Agilent Technologies, Inc.	284,164
10,800		Applera Corp. — Applied Biosystems Group	375,408
10,000		Jabil Circuit, Inc.	127,200
7,100		PerkinElmer, Inc.	200,788
6,900	@	Thermo Electron Corp.	407,238
1,275	@@	Tyco Electronics Ltd.	51,153

			1,445,951

Engineering & Construction: 0.3%
1,600		Fluor Corp.	298,480

			298,480

Environmental Control: 0.3%
19,900	@	Allied Waste Industries, Inc.	268,053

			268,053

Food: 2.8%
5,500		ConAgra Foods, Inc.	129,690
10,950		General Mills, Inc.	692,040
10,700		HJ Heinz Co.	534,037
6,000		Kellogg Co.	310,860
35,000		Sara Lee Corp.	482,300
5,300		Supervalu, Inc.	185,871
1,500		WM Wrigley Jr. Co.	115,695

			2,450,493

Forest Products & Paper: 0.1%
2,300		International Paper Co.	62,606

			62,606

Hand/Machine Tools: 0.3%
2,150		Snap-On, Inc.	133,128
3,300		Stanley Works	160,314

			293,442

Healthcare — Products: 2.6%
7,500	@	Boston Scientific Corp.	99,675
2,100	@@	Covidien Ltd.	105,189
1,400		CR Bard, Inc.	127,680
9,050		Johnson & Johnson	603,997
13,100		Medtronic, Inc.	663,777
8,200	@	Patterson Cos., Inc.	278,882
7,450	@	St. Jude Medical, Inc.	303,588
3,300	@	Varian Medical Systems, Inc.	156,882

			2,339,670

Healthcare — Services: 0.6%
5,360		Aetna, Inc.	252,778
1,400		Cigna Corp.	56,840
1,585	@	Coventry Health Care, Inc.	72,958
2,240	@	Humana, Inc.	114,352

			496,928

Home Builders: 0.2%
8,900		Lennar Corp.	150,232

			150,232

Shares			Value
Household Products/Wares: 1.3%
7,000		Clorox Co.	$399,910
12,050		Kimberly-Clark Corp.	768,790

			1,168,700

Insurance: 4.3%
7,260	@@	ACE Ltd.	436,108
7,100		Aflac, Inc.	476,623
2,100		AMBAC Financial Group, Inc.	6,573
17,300		American International Group, Inc.	622,800
1,100		Assurant, Inc.	74,833
10,280		Chubb Corp.	552,653
4,850		Hartford Financial Services Group, Inc.	344,690
11,820		Metlife, Inc.	709,555
2,200		Prudential Financial, Inc.	164,340
9,500		Travelers Cos., Inc.	473,195

			3,861,370

Internet: 1.6%
2,100	@	Amazon.com, Inc.	171,402
4,300	@	eBay, Inc.	129,043
5,850	@	Expedia, Inc.	141,863
950	@	Google, Inc. — Class A	556,510
13,169	@	Symantec Corp.	286,162
5,500	@	Yahoo!, Inc.	147,180

			1,432,160

Iron/Steel: 0.1%
340		United States Steel Corp.	58,721

			58,721

Lodging: 0.1%
2,400		Starwood Hotels & Resorts Worldwide, Inc.	116,160

			116,160

Machinery — Construction & Mining: 0.9%
6,750		Caterpillar, Inc.	557,820
3,800	@	Terex Corp.	271,130

			828,950

Machinery — Diversified: 0.3%
4,350		Cummins, Inc.	306,327

			306,327

Media: 1.9%
3,150		Clear Channel Communications, Inc.	110,313
9,000		Comcast Corp. — Class A	202,500
10,150	@	DIRECTV Group, Inc.	285,215
11,900		Time Warner, Inc.	188,972
4,000	@	Viacom — Class B	143,280
22,400		Walt Disney Co.	752,640

			1,682,920

Mining: 0.6%
4,214		Freeport-McMoRan Copper & Gold, Inc.	487,602

			487,602

Miscellaneous Manufacturing: 5.0%
4,200		Cooper Industries Ltd.	195,846
12,900		Dover Corp.	697,632
6,700		Eaton Corp.	647,756
58,250		General Electric Co.	1,789,432
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund V	as of May 31, 2008 (continued)

Shares			Value
Miscellaneous Manufacturing: (continued)
5,300		Honeywell International, Inc.	$315,986
11,300		Leggett & Platt, Inc.	215,830
5,250		Parker Hannifin Corp.	444,518
2,300		Textron, Inc.	143,865

			4,450,865

Office/Business Equipment: 0.3%
5,000		Pitney Bowes, Inc.	181,550
5,000		Xerox Corp.	67,900

			249,450

Oil & Gas: 13.3%
5,300		Anadarko Petroleum Corp.	397,341
3,500		Apache Corp.	469,210
23,311		Chevron Corp.	2,311,286
15,797		ConocoPhillips	1,470,701
5,800		Devon Energy Corp.	672,452
5,400		ENSCO International, Inc.	387,882
47,600	S	ExxonMobil Corp.	4,224,976
3,100		Hess Corp.	380,711
3,040		Marathon Oil Corp.	156,226
2,800		Noble Energy, Inc.	272,860
11,800		Occidental Petroleum Corp.	1,084,774

			11,828,419

Oil & Gas Services: 0.8%
2,800	@	National Oilwell Varco, Inc.	233,296
3,200		Schlumberger Ltd.	323,616
1,200	@	Transocean, Inc.	180,228

			737,140

Packaging & Containers: 0.2%
3,100		Ball Corp.	168,330

			168,330

Pharmaceuticals: 4.1%
18,850		Eli Lilly & Co.	907,439
5,900	@	Express Scripts, Inc.	425,449
4,500	@	King Pharmaceuticals, Inc.	46,170
2,400	@	Medco Health Solutions, Inc.	116,280
16,550		Merck & Co., Inc.	644,788
20,490		Pfizer, Inc.	396,686
22,900		Schering-Plough Corp.	467,160
14,900		Wyeth	662,603

			3,666,575

Pipelines: 0.3%
1,900		Spectra Energy Corp.	51,338
6,100		Williams Cos., Inc.	232,044

			283,382

Retail: 5.8%
2,700		Abercrombie & Fitch Co.	196,020
2,700	@	Autozone, Inc.	341,712
6,985		Best Buy Co., Inc.	326,130
5,100	@	Big Lots, Inc.	158,406
9,320	@	Coach, Inc.	338,316
9,600		Costco Wholesale Corp.	684,672
6,500		CVS Caremark Corp.	278,135
9,300		Family Dollar Stores, Inc.	199,020
4,400	@	GameStop Corp.	218,240
2,900		Gap, Inc.	52,925
10,550		McDonald’s Corp.	625,826

Shares			Value
Retail: (continued)
2,550		Polo Ralph Lauren Corp.	$178,118
7,300		RadioShack Corp.	106,945
3,100		Tiffany & Co.	151,993
13,700		TJX Cos., Inc.	439,222
15,600		Wal-Mart Stores, Inc.	900,744

			5,196,424

Savings & Loans: 0.7%
33,600		Hudson City Bancorp., Inc.	598,080

			598,080

Semiconductors: 2.2%
7,950		Applied Materials, Inc.	157,490
31,950		Intel Corp.	740,601
4,300		National Semiconductor Corp.	90,515
7,450	@	Nvidia Corp.	184,015
6,900	@	QLogic Corp.	108,951
20,200		Texas Instruments, Inc.	656,096

			1,937,668

Software: 3.4%
5,350	@	Autodesk, Inc.	220,206
2,550	@	BMC Software, Inc.	102,255
8,750		CA, Inc.	232,225
11,000		IMS Health, Inc.	266,640
57,450		Microsoft Corp.	1,626,984
26,390	@	Oracle Corp.	602,748

			3,051,058

Telecommunications: 4.8%
37,048		AT&T, Inc.	1,478,215
6,200		CenturyTel, Inc.	219,542
35,700	@	Cisco Systems, Inc.	953,904
6,950		Corning, Inc.	190,013
10,100	@	JDS Uniphase Corp.	124,937
4,350		Qualcomm, Inc.	211,149
26,100		Qwest Communications International, Inc.	126,585
15,500		Verizon Communications, Inc.	596,285
29,000		Windstream Corp.	386,860

			4,287,490

Toys/Games/Hobbies: 0.3%
7,100		Hasbro, Inc.	257,304

			257,304

Transportation: 0.3%
3,600		Ryder System, Inc.	264,348

		Total Common Stock (Cost $81,612,728)	85,869,046

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Hotels: 0.1%
6,900		Host Hotels & Resorts, Inc.	118,611

			118,611

Storage: 0.2%
2,100		Public Storage, Inc.	185,073

			185,073

		Total Real Estate Investment Trusts (Cost $291,751)	303,684

		Total Long-Term Investments (Cost $81,904,479)	86,172,730

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund V	as of May 31, 2008 (continued)

Shares			Value
SHORT-TERM INVESTMENTS: 3.4%
Mutual Fund: 2.9%
2,550,000	**	ING Institutional Prime Money Market Fund	$2,550,000

		Total Mutual Fund (Cost $2,550,000)	2,550,000

Principal
Amount			Value
Repurchase Agreement: 0.5%
$482,000	Deutsche Bank Repurchase Agreement dated 05/30/08, 2.280%, due 06/02/08, $482,092 to be received upon repurchase (Collateralized by $480,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $496,018, due 01/07/13)		$482,000

	Total Repurchase Agreement (Cost $482,000)		482,000

	Total Short-Term Investments (Cost $3,032,000)		3,032,000

	Total Investments in Securities (Cost $84,936,479)*	100.2%	$89,204,730
	Other Assets and Liabilities — Net	(0.2)	(197,867)

	Net Assets	100.0%	$89,006,863

@	Non-income producing security

@@	Foreign Issuer

S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

**	Investment in affiliate

*	Cost for federal income tax purposes is $87,702,410.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,934,549
Gross Unrealized Depreciation	(2,432,229)

Net Unrealized Appreciation	$1,502,320

ING Index Plus LargeCap Equity Fund V Open Futures Contracts on May 31, 2008

	Number	Notional
	of	Market	Expiration	Unrealized
Contract Description	Contracts	Value ($)	Date	Appreciation
Long Contracts
S&P 500 E-Mini	46	3,221,380	06/20/08	$28,786

$28,786

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund VI	as of May 31, 2008

Shares			Value

COMMON STOCK: 97.6%
Advertising: 0.5%
5,900	@	Interpublic Group of Cos., Inc.	$58,823
9,300		Omnicom Group	455,793

			514,616

Aerospace/Defense: 3.9%
10,800		Boeing Co.	893,916
2,500		Goodrich Corp.	162,025
5,100		L-3 Communications Holdings, Inc.	547,689
6,730		Lockheed Martin Corp.	736,531
8,927		Northrop Grumman Corp.	673,631
9,950		United Technologies Corp.	706,848

			3,720,640

Agriculture: 1.9%
16,000		Altria Group, Inc.	356,160
3,960		Archer-Daniels-Midland Co.	157,212
16,000	@	Philip Morris International, Inc.	842,560
7,920		Reynolds American, Inc.	434,966

			1,790,898

Airlines: 0.4%
31,600		Southwest Airlines Co.	412,696

			412,696

Apparel: 1.0%
9,000		Nike, Inc.	615,330
4,500		VF Corp.	340,650

			955,980

Auto Parts & Equipment: 0.8%
6,400	@	Goodyear Tire & Rubber Co.	162,624
17,650		Johnson Controls, Inc.	601,159

			763,783

Banks: 4.0%
21,265		Bank of America Corp.	723,223
13,200		Bank of New York Mellon Corp.	587,796
10,100		BB&T Corp.	317,847
4,542		Capital One Financial Corp.	218,561
9,500		Fifth Third Bancorp.	177,650
6,400		Marshall & Ilsley Corp.	148,736
2,500		Northern Trust Corp.	190,000
28,614		Regions Financial Corp.	509,901
4,300		State Street Corp.	309,686
4,700		Wachovia Corp.	111,860
8,000		Wells Fargo & Co.	220,560
7,400		Zions Bancorp.	318,866

			3,834,686

Beverages: 1.1%
7,550		Coca-Cola Co.	432,313
13,300	@	Constellation Brands, Inc.	283,556
9,450		Pepsi Bottling Group, Inc.	306,369
990		PepsiCo, Inc.	67,617

			1,089,855

Biotechnology: 1.3%
14,350	@	Amgen, Inc.	631,831
3,500	@	Biogen Idec, Inc.	219,625
2,560	@	Celgene Corp.	155,802
4,900	@	Gilead Sciences, Inc.	271,068

			1,278,326

Shares			Value

Building Materials: 0.1%
1,100		Trane, Inc.	$51,062

			51,062

Chemicals: 2.9%
600		Air Products & Chemicals, Inc.	61,152
12,000		Dow Chemical Co.	484,800
15,700		EI Du Pont de Nemours & Co.	752,187
7,900		Hercules, Inc.	162,977
1,000		International Flavors & Fragrances, Inc.	41,960
4,080		Monsanto Co.	519,792
5,310		PPG Industries, Inc.	334,689
900		Rohm & Haas Co.	48,582
6,400		Sigma-Aldrich Corp.	376,064

			2,782,203

Commercial Services: 0.7%
1,900	@	Apollo Group, Inc. — Class A	90,801
3,000		Moody’s Corp.	111,240
3,600		Robert Half International, Inc.	88,488
10,600		RR Donnelley & Sons Co.	347,998
2,817		Western Union Co.	66,594

			705,121

Computers: 6.4%
5,400	@	Affiliated Computer Services, Inc.	292,680
6,400	@	Apple, Inc.	1,208,000
17,440	@	Dell, Inc.	402,166
32,150	@	EMC Corp.	560,696
31,850		Hewlett-Packard Co.	1,498,861
14,150		International Business Machines Corp.	1,831,435
6,450	@	Lexmark International, Inc.	237,747
3,400	@	Teradata Corp.	91,834

			6,123,419

Cosmetics/Personal Care: 1.4%
19,816		Procter & Gamble Co.	1,308,847

			1,308,847

Diversified Financial Services: 5.1%
3,400		American Express Co.	157,590
1,380		Ameriprise Financial, Inc.	65,219
28,200		Citigroup, Inc.	617,298
750		CME Group, Inc.	322,725
2,768		Countrywide Financial Corp.	14,560
10,125		Discover Financial Services	173,644
4,300		Federal Home Loan Mortgage Corporation	109,306
8,150		Federal National Mortgage Association	220,213
4,600		Goldman Sachs Group, Inc.	811,486
700	@	IntercontinentalExchange, Inc.	96,740
31,500		JPMorgan Chase & Co.	1,354,500
3,520		Lehman Brothers Holdings, Inc.	129,571
5,300		Merrill Lynch & Co., Inc.	232,776
5,350		Morgan Stanley	236,631
4,490		NYSE Euronext	287,001

			4,829,260

Electric: 4.2%
7,800	@	AES Corp.	151,944
16,600		American Electric Power Co., Inc.	702,678
18,400		Dominion Resources, Inc.	851,920
11,300		DTE Energy Co.	499,912
49,400		Duke Energy Corp.	912,912
4,800		Edison International	255,504
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund VI	as of May 31, 2008 (continued)

Shares			Value

Electric: (continued)
2,800		FPL Group, Inc.	$189,056
6,400		Pepco Holdings, Inc.	173,056
4,700		PPL Corp.	241,157

			3,978,139

Electronics: 1.6%
8,350	@	Agilent Technologies, Inc.	312,207
11,500		Applera Corp. — Applied Biosystems Group	399,740
9,200		Jabil Circuit, Inc.	117,024
7,700		PerkinElmer, Inc.	217,756
7,450	@	Thermo Electron Corp.	439,699
1,250	@@	Tyco Electronics Ltd.	50,150

			1,536,576

Engineering & Construction: 0.4%
2,300		Fluor Corp.	429,065

			429,065

Environmental Control: 0.3%
21,600	@	Allied Waste Industries, Inc.	290,952

			290,952

Food: 2.8%
5,900		ConAgra Foods, Inc.	139,122
12,050		General Mills, Inc.	761,560
11,600		HJ Heinz Co.	578,956
6,500		Kellogg Co.	336,765
37,800		Sara Lee Corp.	520,884
6,500		Supervalu, Inc.	227,955
1,600		WM Wrigley Jr. Co.	123,408

			2,688,650

Forest Products & Paper: 0.1%
2,400		International Paper Co.	65,328

			65,328

Hand/Machine Tools: 0.3%
2,000		Snap-On, Inc.	123,840
3,400		Stanley Works	165,172

			289,012

Healthcare — Products: 2.6%
10,100	@	Boston Scientific Corp.	134,229
1,750	@@	Covidien Ltd.	87,658
1,600		CR Bard, Inc.	145,920
9,850		Johnson & Johnson	657,389
14,000		Medtronic, Inc.	709,380
8,800	@	Patterson Cos., Inc.	299,288
8,100	@	St. Jude Medical, Inc.	330,075
3,300	@	Varian Medical Systems, Inc.	156,882

			2,520,821

Healthcare — Services: 0.6%
6,660		Aetna, Inc.	314,086
1,500		Cigna Corp.	60,900
1,700	@	Coventry Health Care, Inc.	78,251
2,550	@	Humana, Inc.	130,178

			583,415

Home Builders: 0.2%
9,600		Lennar Corp.	162,048

			162,048

Shares			Value

Household Products/Wares: 1.3%
7,500		Clorox Co.	$428,475
13,000		Kimberly-Clark Corp.	829,400

			1,257,875

Insurance: 4.4%
7,820	@@	ACE Ltd.	469,747
7,750		Aflac, Inc.	520,258
19,400		American International Group, Inc.	698,400
1,200		Assurant, Inc.	81,636
11,280		Chubb Corp.	606,413
5,050		Hartford Financial Services Group, Inc.	358,904
13,310		Metlife, Inc.	798,999
2,360		Prudential Financial, Inc.	176,292
10,210		Travelers Cos., Inc.	508,560

			4,219,209

Internet: 1.6%
2,300	@	Amazon.com, Inc.	187,726
4,850	@	eBay, Inc.	145,549
5,800	@	Expedia, Inc.	140,650
1,000	@	Google, Inc. — Class A	585,800
14,088	@	Symantec Corp.	306,132
6,000	@	Yahoo!, Inc.	160,560

			1,526,417

Iron/Steel: 0.1%
400		United States Steel Corp.	69,084

			69,084

Lodging: 0.1%
2,150		Starwood Hotels & Resorts Worldwide, Inc.	104,060

			104,060

Machinery — Construction & Mining: 0.9%
7,300		Caterpillar, Inc.	603,272
3,600	@	Terex Corp.	256,860

			860,132

Machinery — Diversified: 0.4%
4,800		Cummins, Inc.	338,016

			338,016

Media: 1.9%
3,300		Clear Channel Communications, Inc.	115,566
9,700		Comcast Corp. — Class A	218,250
11,200	@	DIRECTV Group, Inc.	314,720
12,600		Time Warner, Inc.	200,088
4,600	@	Viacom — Class B	164,772
24,400		Walt Disney Co.	819,840

			1,833,236

Mining: 0.6%
4,631		Freeport-McMoRan Copper & Gold, Inc.	535,853

			535,853

Miscellaneous Manufacturing: 4.9%
4,300		Cooper Industries Ltd.	200,509
13,200		Dover Corp.	713,856
7,250		Eaton Corp.	700,930
62,750		General Electric Co.	1,927,676
5,800		Honeywell International, Inc.	345,796
10,100		Leggett & Platt, Inc.	192,910
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund VI	as of May 31, 2008 (continued)

Shares			Value

Miscellaneous Manufacturing: (continued)
5,700		Parker Hannifin Corp.	$482,619
2,100		Textron, Inc.	131,355

			4,695,651

Office/Business Equipment: 0.3%
5,300		Pitney Bowes, Inc.	192,443
5,100		Xerox Corp.	69,258

			261,701

Oil & Gas: 13.5%
6,000		Anadarko Petroleum Corp.	449,820
3,700		Apache Corp.	496,022
25,193		Chevron Corp.	2,497,886
17,364		ConocoPhillips	1,616,588
6,400		Devon Energy Corp.	742,016
5,900		ENSCO International, Inc.	423,797
51,650	S	ExxonMobil Corp.	4,584,454
3,400		Hess Corp.	417,554
3,100		Marathon Oil Corp.	159,309
3,290		Noble Energy, Inc.	320,611
12,800		Occidental Petroleum Corp.	1,176,704

			12,884,761

Oil & Gas Services: 0.8%
2,500	@	National Oilwell Varco, Inc.	208,300
3,600		Schlumberger Ltd.	364,068
1,269	@	Transocean, Inc.	190,591

			762,959

Packaging & Containers: 0.2%
2,850		Ball Corp.	154,755

			154,755

Pharmaceuticals: 4.1%
20,500		Eli Lilly & Co.	986,870
6,320	@	Express Scripts, Inc.	455,735
4,854	@	King Pharmaceuticals, Inc.	49,802
2,000	@	Medco Health Solutions, Inc.	96,900
17,950		Merck & Co., Inc.	699,332
22,300		Pfizer, Inc.	431,728
24,900		Schering-Plough Corp.	507,960
16,500		Wyeth	733,755

			3,962,082

Pipelines: 0.3%
2,100		Spectra Energy Corp.	56,742
5,950		Williams Cos., Inc.	226,338

			283,080

Retail: 5.9%
3,100		Abercrombie & Fitch Co.	225,060
2,900	@	Autozone, Inc.	367,024
7,565		Best Buy Co., Inc.	353,210
4,800	@	Big Lots, Inc.	149,088
10,250	@	Coach, Inc.	372,075
10,450		Costco Wholesale Corp.	745,294
7,076		CVS Caremark Corp.	302,782
8,350		Family Dollar Stores, Inc.	178,690
5,300	@	GameStop Corp.	262,880
3,200		Gap, Inc.	58,400
11,650		McDonald’s Corp.	691,078
2,800		Polo Ralph Lauren Corp.	195,580
6,100		RadioShack Corp.	89,365
3,900		Tiffany & Co.	191,217

Shares			Value

Retail: (continued)
15,250		TJX Cos., Inc.	$488,915
16,950		Wal-Mart Stores, Inc.	978,693

			5,649,351

Savings & Loans: 0.7%
35,700		Hudson City Bancorp., Inc.	635,460

			635,460

Semiconductors: 2.2%
8,350		Applied Materials, Inc.	165,414
34,430		Intel Corp.	798,087
4,600		National Semiconductor Corp.	96,830
8,900	@	Nvidia Corp.	219,830
7,400	@	QLogic Corp.	116,846
21,700		Texas Instruments, Inc.	704,816

			2,101,823

Software: 3.5%
5,520	@	Autodesk, Inc.	227,203
2,850	@	BMC Software, Inc.	114,285
9,650		CA, Inc.	256,111
12,600		IMS Health, Inc.	305,424
62,600		Microsoft Corp.	1,772,832
28,420	@	Oracle Corp.	649,113

			3,324,968

Telecommunications: 4.8%
39,952		AT&T, Inc.	1,594,085
6,400		CenturyTel, Inc.	226,624
37,950	@	Cisco Systems, Inc.	1,014,024
8,450		Corning, Inc.	231,023
9,500	@	JDS Uniphase Corp.	117,515
4,750		Qualcomm, Inc.	230,565
27,500		Qwest Communications International, Inc.	133,375
16,400		Verizon Communications, Inc.	630,908
31,400		Windstream Corp.	418,876

			4,596,995

Toys/Games/Hobbies: 0.2%
6,400		Hasbro, Inc.	231,936

			231,936

Transportation: 0.3%
4,000		Ryder System, Inc.	293,720

			293,720

		Total Common Stock (Cost $91,214,649)	93,288,522

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Hotels: 0.1%
7,200		Host Hotels & Resorts, Inc.	123,768

			123,768

Storage: 0.2%
2,300		Public Storage, Inc.	202,699

			202,699

		Total Real Estate Investment Trusts (Cost $336,281)	326,467

		Total Long-Term Investments (Cost $91,550,930)	93,614,989

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund VI	as of May 31, 2008 (continued)

Shares			Value

SHORT-TERM INVESTMENTS: 2.9%
Mutual Fund: 2.4%
2,260,000	**	ING Institutional Prime Money Market Fund	$2,260,000

		Total Mutual Fund (Cost $2,260,000)	2,260,000

Principal
Amount				Value

Repurchase Agreement: 0.5%
	$500,000	Deutsche Bank Repurchase Agreement dated 05/30/08, 2.280%, due 06/02/08, $500,095 to be received upon repurchase (Collateralized by $495,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $511,519, due 01/07/13)		$500,000

		Total Repurchase Agreement (Cost $500,000)		500,000

		Total Short-Term Investments (Cost $2,760,000)		2,760,000

		Total Investments in Securities (Cost $94,310,930)*	100.8%	$96,374,989
		Other Assets and Liabilities — Net	(0.8)	(754,567)

		Net Assets	100.0%	$95,620,422

@	Non-income producing security

@@	Foreign Issuer

S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

**	Investment in affiliate

*	Cost for federal income tax purposes is $98,401,730.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$87,421
Gross Unrealized Depreciation	(2,114,162)

Net Unrealized Depreciation	$(2,026,741)

ING Index Plus LargeCap Equity Fund VI Open Futures Contracts on May 31, 2008

	Number	Notional
	of	Market	Expiration	Unrealized
Contract Description	Contracts	Value ($)	Date	Appreciation
Long Contracts
S&P 500	8	2,801,200	06/19/08	$35,978

$35,978

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VII	as of May 31, 2008 (continued)

Shares			Value

COMMON STOCK: 25.1%
Advertising: 0.1%
1,700	@	Interpublic Group of Cos., Inc.	$16,949
1,300		Omnicom Group	63,713

			80,662

Aerospace/Defense: 0.6%
1,600		Boeing Co.	132,432
300		General Dynamics Corp.	27,645
450		Goodrich Corp.	29,165
300		L-3 Communications Holdings, Inc.	32,217
870		Lockheed Martin Corp.	95,213
1,015		Northrop Grumman Corp.	76,592
300		Raytheon Co.	19,158
1,750		United Technologies Corp.	124,320

			536,742

Agriculture: 0.4%
3,600		Altria Group, Inc.	80,136
1,300		Archer-Daniels-Midland Co.	51,610
3,600	@	Philip Morris International, Inc.	189,576
390		Reynolds American, Inc.	21,419

			342,741

Airlines: 0.0%
3,100		Southwest Airlines Co.	40,486

			40,486

Apparel: 0.1%
1,310		Nike, Inc.	89,565
300		VF Corp.	22,710

			112,275

Auto Manufacturers: 0.1%
3,150	@	Ford Motor Co.	21,420
1,000		General Motors Corp.	17,100
300		Paccar, Inc.	16,017

			54,537

Auto Parts & Equipment: 0.1%
400	@	Goodyear Tire & Rubber Co.	10,164
1,850		Johnson Controls, Inc.	63,011

			73,175

Banks: 1.2%
7,221		Bank of America Corp.	245,586
2,450		Bank of New York Mellon Corp.	109,099
1,400		BB&T Corp.	44,058
603		Capital One Financial Corp.	29,016
1,750		Fifth Third Bancorp.	32,725
400		Keycorp.	7,788
300		M&T Bank Corp.	25,998
400		Marshall & Ilsley Corp.	9,296
500		Northern Trust Corp.	38,000
3,367		Regions Financial Corp.	60,000
900		State Street Corp.	64,818
1,400		US Bancorp.	46,466
3,164		Wachovia Corp.	75,303
5,200		Wells Fargo & Co.	143,364
900		Zions Bancorp.	38,781

			970,298

Beverages: 0.6%
300		Anheuser-Busch Cos., Inc.	17,238
3,800		Coca-Cola Co.	217,588

Shares			Value

Beverages: (continued)
1,050	@	Constellation Brands, Inc.	$22,386
1,250		Pepsi Bottling Group, Inc.	40,525
2,370		PepsiCo, Inc.	161,871

			459,608

Biotechnology: 0.3%
2,250	@	Amgen, Inc.	99,068
450	@	Biogen Idec, Inc.	28,238
810	@	Celgene Corp.	49,297
200	@	Genzyme Corp.	13,692
1,550	@	Gilead Sciences, Inc.	85,746

			276,041

Building Materials: 0.0%
300		Trane, Inc.	13,926

			13,926

Chemicals: 0.6%
300		Air Products & Chemicals, Inc.	30,576
2,100		Dow Chemical Co.	84,840
200		Eastman Chemical Co.	15,322
300		Ecolab, Inc.	13,449
2,350		EI Du Pont de Nemours & Co.	112,589
800		Hercules, Inc.	16,504
600		International Flavors & Fragrances, Inc.	25,176
970		Monsanto Co.	123,578
850		PPG Industries, Inc.	53,576
400		Rohm & Haas Co.	21,592
200		Sherwin-Williams Co.	11,230
550		Sigma-Aldrich Corp.	32,318

			540,750

Coal: 0.1%
250		Consol Energy, Inc.	24,390
350		Peabody Energy Corp.	25,872

			50,262

Commercial Services: 0.2%
250	@	Apollo Group, Inc. — Class A	11,948
600		H&R Block, Inc.	14,004
230		McKesson Corp.	13,260
850		Moody’s Corp.	31,518
650		Robert Half International, Inc.	15,977
1,250		RR Donnelley & Sons Co.	41,038
1,249		Western Union Co.	29,526

			157,271

Computers: 1.4%
550	@	Affiliated Computer Services, Inc.	29,810
1,500	@	Apple, Inc.	283,125
350	@	Cognizant Technology Solutions Corp.	12,348
400	@	Computer Sciences Corp.	19,660
4,800	@	Dell, Inc.	110,688
1,100		Electronic Data Systems Corp.	26,939
4,050	@	EMC Corp.	70,632
4,650		Hewlett-Packard Co.	218,829
2,600		International Business Machines Corp.	336,518
600	@	Lexmark International, Inc.	22,116
400	@	NetApp, Inc.	9,752
450	@	Sandisk Corp.	12,740
1,475	@	Sun Microsystems, Inc.	19,101
400	@	Teradata Corp.	10,804

			1,183,062

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VII	as of May 31, 2008 (continued)

Shares			Value

Cosmetics/Personal Care: 0.5%
350		Avon Products, Inc.	$13,671
600		Colgate-Palmolive Co.	44,616
5,733		Procter & Gamble Co.	378,665

			436,952

Distribution/Wholesale: 0.1%
1,000		Genuine Parts Co.	44,010

			44,010

Diversified Financial Services: 1.4%
1,850		American Express Co.	85,748
490		Ameriprise Financial, Inc.	23,157
1,400		Bear Stearns Cos., Inc.	13,062
900		Charles Schwab Corp.	19,962
750		CIT Group, Inc.	7,500
9,000		Citigroup, Inc.	197,010
110		CME Group, Inc.	47,333
1,498		Countrywide Financial Corp.	7,879
1,050		Discover Financial Services	18,008
1,350		Federal Home Loan Mortgage Corporation	34,317
1,850		Federal National Mortgage Association	49,987
750		Goldman Sachs Group, Inc.	132,308
100	@	IntercontinentalExchange, Inc.	13,820
5,950		JPMorgan Chase & Co.	255,850
1,220		Lehman Brothers Holdings, Inc.	44,908
1,750		Merrill Lynch & Co., Inc.	76,860
2,050		Morgan Stanley	90,672
530		NYSE Euronext	33,878
850	@	SLM Corp.	19,270

			1,171,529

Electric: 0.8%
1,100	@	AES Corp.	21,428
2,000		American Electric Power Co., Inc.	84,660
1,500		Centerpoint Energy, Inc.	25,410
1,350		Dominion Resources, Inc.	62,505
1,400		DTE Energy Co.	61,936
5,150		Duke Energy Corp.	95,172
1,300		Edison International	69,199
300		Entergy Corp.	36,231
350		Exelon Corp.	30,800
200		FirstEnergy Corp.	15,742
1,050		FPL Group, Inc.	70,896
1,700		Pepco Holdings, Inc.	45,968
1,050		PPL Corp.	53,876
300		Public Service Enterprise Group, Inc.	13,278
300		Southern Co.	10,860

			697,961

Electrical Components & Equipment: 0.1%
650		Emerson Electric Co.	37,817
500		Molex, Inc.	13,920

			51,737

Electronics: 0.3%
1,300	@	Agilent Technologies, Inc.	48,607
800		Applera Corp. — Applied Biosystems Group	27,808
900		Jabil Circuit, Inc.	11,448
600		PerkinElmer, Inc.	16,968
1,050	@	Thermo Electron Corp.	61,971

Shares			Value

Electronics: (continued)
900	@@	Tyco Electronics Ltd.	$36,108
200	@	Waters Corp.	12,304

			215,214

Engineering & Construction: 0.1%
200		Fluor Corp.	37,310
250	@	Jacobs Engineering Group, Inc.	23,695

			61,005

Environmental Control: 0.1%
1,300	@	Allied Waste Industries, Inc.	17,511
900		Waste Management, Inc.	34,137

			51,648

Food: 0.5%
1,100		ConAgra Foods, Inc.	25,938
1,150		General Mills, Inc.	72,680
850		HJ Heinz Co.	42,424
900		Kellogg Co.	46,629
1,682		Kraft Foods, Inc.	54,631
800		Kroger Co.	22,112
300		McCormick & Co., Inc.	11,274
900		Safeway, Inc.	28,683
3,000		Sara Lee Corp.	41,340
700		Supervalu, Inc.	24,549
350		WM Wrigley Jr. Co.	26,996

			397,256

Forest Products & Paper: 0.0%
1,000		International Paper Co.	27,220
350		MeadWestvaco Corp.	9,006

			36,226

Gas: 0.1%
900		Sempra Energy	52,029

			52,029

Hand/Machine Tools: 0.1%
240		Black & Decker Corp.	15,528
250		Snap-On, Inc.	15,480
300		Stanley Works	14,574

			45,582

Healthcare — Products: 0.8%
900		Baxter International, Inc.	54,990
400		Becton Dickinson & Co.	33,780
2,750	@	Boston Scientific Corp.	36,548
600	@@	Covidien Ltd.	30,054
250		CR Bard, Inc.	22,800
3,850		Johnson & Johnson	256,949
2,150		Medtronic, Inc.	108,941
700	@	Patterson Cos., Inc.	23,807
800	@	St. Jude Medical, Inc.	32,600
250		Stryker Corp.	16,138
500	@	Varian Medical Systems, Inc.	23,770
200	@	Zimmer Holdings, Inc.	14,560

			654,937

Healthcare — Services: 0.3%
900		Aetna, Inc.	42,444
430		Cigna Corp.	17,458
275	@	Coventry Health Care, Inc.	12,658
410	@	Humana, Inc.	20,931
200	@	Laboratory Corp. of America Holdings	14,758
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VII	as of May 31, 2008 (continued)

Shares			Value

Healthcare — Services: (continued)
1,780		UnitedHealth Group, Inc.	$60,894
800	@	WellPoint, Inc.	44,656

			213,799

Home Builders: 0.1%
600		Centex Corp.	11,298
1,000		D.R. Horton, Inc.	12,710
1,100		Lennar Corp.	18,568
1,400		Pulte Homes, Inc.	17,122

			59,698

Household Products/Wares: 0.2%
750		Clorox Co.	42,848
400		Fortune Brands, Inc.	27,792
1,000		Kimberly-Clark Corp.	63,800

			134,440

Insurance: 1.1%
880	@@	ACE Ltd.	52,862
1,100		Aflac, Inc.	73,843
900		Allstate Corp.	45,846
4,350		American International Group, Inc.	156,600
300		AON Corp.	14,157
250		Assurant, Inc.	17,008
1,300		Chubb Corp.	69,888
600		Cincinnati Financial Corp.	21,012
900		Genworth Financial, Inc.	19,890
700		Hartford Financial Services Group, Inc.	49,749
600		Lincoln National Corp.	33,096
400		Loews Corp.	19,828
450		Marsh & McLennan Cos., Inc.	12,254
1,840		Metlife, Inc.	110,455
1,000		MGIC Investment Corp.	12,020
600		Progressive Corp.	12,036
1,070		Prudential Financial, Inc.	79,929
350		Torchmark Corp.	22,194
1,270		Travelers Cos., Inc.	63,259
650		UnumProvident Corp.	15,652

			901,578

Internet: 0.5%
300	@	Akamai Technologies, Inc.	11,715
650	@	Amazon.com, Inc.	53,053
1,950	@	eBay, Inc.	58,520
650	@	Expedia, Inc.	15,763
350	@	Google, Inc. — Class A	205,030
1,950	@	Symantec Corp.	42,374
2,000	@	Yahoo!, Inc.	53,520

			439,975

Iron/Steel: 0.1%
200		Allegheny Technologies, Inc.	15,000
410		Nucor Corp.	30,668
170		United States Steel Corp.	29,361

			75,029

Leisure Time: 0.0%
800		Carnival Corp.	32,048

			32,048

Lodging: 0.0%
500		Marriott International, Inc.	16,455
350		Starwood Hotels & Resorts Worldwide, Inc.	16,940

			33,395

Shares			Value

Machinery — Construction & Mining: 0.1%
1,300		Caterpillar, Inc.	$107,432
200	@	Terex Corp.	14,270

			121,702

Machinery — Diversified: 0.1%
250		Cummins, Inc.	17,605
900		Deere & Co.	73,206
200		Rockwell Automation, Inc.	11,710

			102,521

Media: 0.6%
500		CBS Corp. — Class B	10,790
1,000		Clear Channel Communications, Inc.	35,020
3,950		Comcast Corp. — Class A	88,875
1,500	@	DIRECTV Group, Inc.	42,150
3,900		News Corp. — Class A	70,005
6,500		Time Warner, Inc.	103,220
1,400	@	Viacom — Class B	50,148
3,300		Walt Disney Co.	110,880

			511,088

Metal Fabricate/Hardware: 0.0%
300		Precision Castparts Corp.	36,240

			36,240

Mining: 0.2%
650		Alcoa, Inc.	26,384
831		Freeport-McMoRan Copper & Gold, Inc.	96,155
450		Newmont Mining Corp.	21,389

			143,928

Miscellaneous Manufacturing: 1.2%
1,100		3M Co.	85,316
500		Cooper Industries Ltd.	23,315
1,250		Dover Corp.	67,600
500		Eaton Corp.	48,340
18,000		General Electric Co.	552,960
1,300		Honeywell International, Inc.	77,506
950		Illinois Tool Works, Inc.	51,015
300	@@	Ingersoll-Rand Co.	13,212
1,000		Leggett & Platt, Inc.	19,100
350		Parker Hannifin Corp.	29,635
550		Textron, Inc.	34,403
250	@@	Tyco International Ltd.	11,298

			1,013,700

Office/Business Equipment: 0.1%
1,100		Pitney Bowes, Inc.	39,941
2,200		Xerox Corp.	29,876

			69,817

Oil & Gas: 3.0%
1,100		Anadarko Petroleum Corp.	82,467
850		Apache Corp.	113,951
900		Chesapeake Energy Corp.	49,293
4,071		Chevron Corp.	403,640
2,982		ConocoPhillips	277,624
950		Devon Energy Corp.	110,143
350		ENSCO International, Inc.	25,141
300		EOG Resources, Inc.	38,589
10,050		ExxonMobil Corp.	892,038
550		Hess Corp.	67,546
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VII	as of May 31, 2008 (continued)

Shares			Value

Oil & Gas: (continued)
1,000		Marathon Oil Corp.	$51,390
350		Murphy Oil Corp.	32,428
400	@, @@	Nabors Industries Ltd.	16,816
250		Noble Corp.	15,785
560		Noble Energy, Inc.	54,572
1,750		Occidental Petroleum Corp.	160,878
350		Questar Corp.	22,477
200		Sunoco, Inc.	8,894
750		Valero Energy Corp.	38,130
425		XTO Energy, Inc.	27,039

			2,488,841

Oil & Gas Services: 0.6%
550		Baker Hughes, Inc.	48,741
900		Halliburton Co.	43,722
800	@	National Oilwell Varco, Inc.	66,656
1,950		Schlumberger Ltd.	197,204
200		Smith International, Inc.	15,784
629	@	Transocean, Inc.	94,470
600	@	Weatherford International Ltd.	27,378

			493,955

Packaging & Containers: 0.0%
500		Ball Corp.	27,150
400		Bemis Co.	10,640

			37,790

Pharmaceuticals: 1.2%
1,950		Abbott Laboratories	109,883
250		Allergan, Inc.	14,405
2,900		Bristol-Myers Squibb Co.	66,091
250		Cardinal Health, Inc.	14,135
2,050		Eli Lilly & Co.	98,687
570	@	Express Scripts, Inc.	41,103
200	@	Hospira, Inc.	8,388
1,222	@	King Pharmaceuticals, Inc.	12,538
1,000	@	Medco Health Solutions, Inc.	48,450
4,050		Merck & Co., Inc.	157,788
11,450		Pfizer, Inc.	221,672
3,350		Schering-Plough Corp.	68,340
600	@	Watson Pharmaceuticals, Inc.	17,136
2,250		Wyeth	100,058

			978,674

Pipelines: 0.1%
1,400		El Paso Corp.	27,370
1,300		Spectra Energy Corp.	35,126
1,000		Williams Cos., Inc.	38,040

			100,536

Retail: 1.4%
250		Abercrombie & Fitch Co.	18,150
250	@	Autozone, Inc.	31,640
890		Best Buy Co., Inc.	41,554
800	@	Big Lots, Inc.	24,848
1,110	@	Coach, Inc.	40,293
850		Costco Wholesale Corp.	60,622
2,204		CVS Caremark Corp.	94,309
650		Darden Restaurants, Inc.	22,263
950		Family Dollar Stores, Inc.	20,330
400	@	GameStop Corp.	19,840
1,550		Gap, Inc.	28,288
1,970		Home Depot, Inc.	53,899

Shares			Value

Retail: (continued)
2,000		Lowe’s Cos., Inc.	$48,000
400		Macy’s, Inc.	9,468
2,250		McDonald’s Corp.	133,470
250		Polo Ralph Lauren Corp.	17,463
950		RadioShack Corp.	13,918
1,425		Staples, Inc.	33,416
1,100		Target Corp.	58,696
500		Tiffany & Co.	24,515
1,450		TJX Cos., Inc.	46,487
1,150		Walgreen Co.	41,423
4,350		Wal-Mart Stores, Inc.	251,169
900		Yum! Brands, Inc.	35,730

			1,169,791

Savings & Loans: 0.1%
3,300		Hudson City Bancorp., Inc.	58,740
1,491		Washington Mutual, Inc.	13,449

			72,189

Semiconductors: 0.7%
400		Altera Corp.	9,256
400		Analog Devices, Inc.	14,044
2,800		Applied Materials, Inc.	55,468
800	@	Broadcom Corp.	22,952
9,850		Intel Corp.	228,323
550		KLA-Tencor Corp.	25,366
300		Linear Technology Corp.	11,031
2,300	@	LSI Logic Corp.	16,721
250	@	MEMC Electronic Materials, Inc.	17,165
1,000		National Semiconductor Corp.	21,050
1,450	@	Nvidia Corp.	35,815
1,000	@	QLogic Corp.	15,790
3,000		Texas Instruments, Inc.	97,440
400		Xilinx, Inc.	10,880

			581,301

Software: 0.9%
970	@	Adobe Systems, Inc.	42,738
480	@	Autodesk, Inc.	19,757
300	@	BMC Software, Inc.	12,030
1,300		CA, Inc.	34,502
1,400	@	Compuware Corp.	14,266
250	@	Electronic Arts, Inc.	12,550
300	@	Fiserv, Inc.	15,708
900		IMS Health, Inc.	21,816
14,150		Microsoft Corp.	400,728
7,180	@	Oracle Corp.	163,991

			738,086

Telecommunications: 1.5%
10,101		AT&T, Inc.	403,030
900		CenturyTel, Inc.	31,869
10,450	@	Cisco Systems, Inc.	279,224
2,800		Corning, Inc.	76,552
398		Embarq Corp.	18,833
1,100	@	JDS Uniphase Corp.	13,607
850	@	Juniper Networks, Inc.	23,392
1,670		Motorola, Inc.	15,581
2,750		Qualcomm, Inc.	133,485
3,200		Qwest Communications International, Inc.	15,520
2,168		Sprint Nextel Corp.	20,292
5,000		Verizon Communications, Inc.	192,350
3,200		Windstream Corp.	42,688

			1,266,423

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VII	as of May 31, 2008 (continued)

Shares		Value

Textiles: 0.0%
400	Cintas Corp.	$11,808

		11,808

Toys/Games/Hobbies: 0.0%
900	Hasbro, Inc.	32,616

		32,616

Transportation: 0.3%
300	Burlington Northern Santa Fe Corp.	33,915
250	CH Robinson Worldwide, Inc.	16,125
410	CSX Corp.	28,315
250	Expeditors International Washington, Inc.	11,770
300	FedEx Corp.	27,513
400	Norfolk Southern Corp.	26,952
300	Ryder System, Inc.	22,029
400	Union Pacific Corp.	32,924
1,100	United Parcel Service, Inc. — Class B	78,122

		277,665

	Total Common Stock
	(Cost $21,422,697)	20,946,555

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Apartments: 0.0%
500	Equity Residential	21,145

		21,145

Diversified: 0.0%
200	Vornado Realty Trust	19,546

		19,546

Health Care: 0.0%
800	HCP, Inc.	27,408

		27,408

Hotels: 0.1%
1,900	Host Hotels & Resorts, Inc.	32,661

		32,661

Regional Malls: 0.1%
400	General Growth Properties, Inc.	16,624
300	Simon Property Group, Inc.	29,808

		46,432

Storage: 0.1%
700	Public Storage, Inc.	61,691

		61,691

Warehouse/Industrial: 0.0%
450	Prologis	27,869

		27,869

	Total Real Estate Investment Trusts (Cost $232,710)	236,752

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 50.9%
Federal Home Loan Mortgage Corporation: 50.9%
$42,500,000	Z	1.640%, due 06/26/08	$42,450,957

		Total U.S. Government Agency Obligations (Cost $42,422,652)	42,450,957

		Total Long-Term Investments (Cost $64,078,059)	63,634,264

Shares			Value

SHORT-TERM INVESTMENTS: 25.7%
Mutual Fund: 20.9%
17,425,000	**	ING Institutional Prime Money Market Fund	$17,425,000

		Total Mutual Fund (Cost $17,425,000)	17,425,000

Principal
Amount				Value

U.S. Government Agency Obligations: 4.2%
$3,500,000	Z	Federal Home Loan Bank, 1.750%, due 06/26/08		$3,495,580

		Total U.S. Government Agency Obligations (Cost $3,495,580)		3,495,580

Repurchase Agreement: 0.6%
500,000		Deutsche Bank Repurchase Agreement dated 05/30/08, 2.280%, due 06/02/08, $500,095 to be received upon repurchase (Collateralized by $495,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $511,519, due 01/07/13)		500,000

		Total Repurchase Agreement (Cost $500,000)		500,000

		Total Short-Term Investments (Cost $21,420,580)		21,420,580

		Total Investments in Securities (Cost $85,498,639)*	102.0%	$85,054,844
		Other Assets and Liabilities — Net	(2.0)	(1,705,881)

		Net Assets	100.0%	$83,348,963

@	Non-income producing security

@@	Foreign Issuer

**	Investment in affiliate

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $86,660,109.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,076,031
Gross Unrealized Depreciation	(2,681,296)

Net Unrealized Depreciation	$(1,605,265)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VIII	as of May 31, 2008

Shares			Value

COMMON STOCK: 28.2%
Advertising: 0.1%
1,200	@	Interpublic Group of Cos., Inc.	$11,964
840		Omnicom Group	41,168

			53,132

Aerospace/Defense: 0.7%
1,120		Boeing Co.	92,702
230		General Dynamics Corp.	21,195
300		Goodrich Corp.	19,443
250		L-3 Communications Holdings, Inc.	26,848
590		Lockheed Martin Corp.	64,570
747		Northrop Grumman Corp.	56,369
200		Raytheon Co.	12,772
1,250		United Technologies Corp.	88,800

			382,699

Agriculture: 0.5%
2,440		Altria Group, Inc.	54,314
900		Archer-Daniels-Midland Co.	35,730
2,540	@	Philip Morris International, Inc.	133,756
340		Reynolds American, Inc.	18,673

			242,473

Airlines: 0.0%
2,100		Southwest Airlines Co.	27,426

			27,426

Apparel: 0.1%
840		Nike, Inc.	57,431
200		VF Corp.	15,140

			72,571

Auto Manufacturers: 0.1%
2,280	@	Ford Motor Co.	15,504
400		General Motors Corp.	6,840
162		Paccar, Inc.	8,649

			30,993

Auto Parts & Equipment: 0.1%
300	@	Goodyear Tire & Rubber Co.	7,623
1,260		Johnson Controls, Inc.	42,916

			50,539

Banks: 1.3%
4,933		Bank of America Corp.	167,771
1,800		Bank of New York Mellon Corp.	80,154
1,000		BB&T Corp.	31,470
379		Capital One Financial Corp.	18,237
1,100		Fifth Third Bancorp.	20,570
300		Keycorp.	5,841
200		M&T Bank Corp.	17,332
300		Marshall & Ilsley Corp.	6,972
400		Northern Trust Corp.	30,400
2,301		Regions Financial Corp.	41,004
650		State Street Corp.	46,813
1,000		US Bancorp.	33,190
2,469		Wachovia Corp.	58,762
3,620		Wells Fargo & Co.	99,803
600		Zions Bancorp.	25,854

			684,173

Beverages: 0.6%
210		Anheuser-Busch Cos., Inc.	12,067
2,640		Coca-Cola Co.	151,166

Shares			Value

Beverages: (continued)
600	@	Constellation Brands, Inc.	$12,792
870		Pepsi Bottling Group, Inc.	28,205
1,610		PepsiCo, Inc.	109,963

			314,193

Biotechnology: 0.4%
1,570	@	Amgen, Inc.	69,127
350	@	Biogen Idec, Inc.	21,963
550	@	Celgene Corp.	33,473
150	@	Genzyme Corp.	10,269
1,100	@	Gilead Sciences, Inc.	60,852

			195,684

Building Materials: 0.0%
200		Trane, Inc.	9,284

			9,284

Chemicals: 0.7%
200		Air Products & Chemicals, Inc.	20,384
1,430		Dow Chemical Co.	57,772
100		Eastman Chemical Co.	7,661
200		Ecolab, Inc.	8,966
1,600		EI Du Pont de Nemours & Co.	76,656
500		Hercules, Inc.	10,315
400		International Flavors & Fragrances, Inc.	16,784
700		Monsanto Co.	89,180
500		PPG Industries, Inc.	31,515
300		Rohm & Haas Co.	16,194
400		Sigma-Aldrich Corp.	23,504

			358,931

Coal: 0.1%
100		Consol Energy, Inc.	9,756
300		Peabody Energy Corp.	22,176

			31,932

Commercial Services: 0.2%
150	@	Apollo Group, Inc. — Class A	7,169
400		H&R Block, Inc.	9,336
90		McKesson Corp.	5,189
510		Moody’s Corp.	18,911
500		Robert Half International, Inc.	12,290
800		RR Donnelley & Sons Co.	26,264
997		Western Union Co.	23,569

			102,728

Computers: 1.6%
400	@	Affiliated Computer Services, Inc.	21,680
1,100	@	Apple, Inc.	207,625
200	@	Cognizant Technology Solutions Corp.	7,056
300	@	Computer Sciences Corp.	14,745
2,950	@	Dell, Inc.	68,027
700		Electronic Data Systems Corp.	17,143
2,690	@	EMC Corp.	46,914
3,260		Hewlett-Packard Co.	153,416
1,800		International Business Machines Corp.	232,974
280	@	Lexmark International, Inc.	10,321
400	@	NetApp, Inc.	9,752
350	@	Sandisk Corp.	9,909
937	@	Sun Microsystems, Inc.	12,134
300	@	Teradata Corp.	8,103

			819,799

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VIII	as of May 31, 2008 (CONTINUED)

Shares			Value

Cosmetics/Personal Care: 0.6%
300		Avon Products, Inc.	$11,718
490		Colgate-Palmolive Co.	36,436
3,979		Procter & Gamble Co.	262,813

			310,967

Distribution/Wholesale: 0.0%
600		Genuine Parts Co.	26,406

			26,406

Diversified Financial Services: 1.6%
1,280		American Express Co.	59,328
396		Ameriprise Financial, Inc.	18,715
800		Bear Stearns Cos., Inc.	7,464
700		Charles Schwab Corp.	15,526
600		CIT Group, Inc.	6,000
6,290		Citigroup, Inc.	137,688
80		CME Group, Inc.	34,424
1,110		Countrywide Financial Corp.	5,839
940		Discover Financial Services	16,121
750		Federal Home Loan Mortgage Corporation	19,065
1,250		Federal National Mortgage Association	33,775
520		Goldman Sachs Group, Inc.	91,733
100	@	IntercontinentalExchange, Inc.	13,820
4,050		JPMorgan Chase & Co.	174,150
880		Lehman Brothers Holdings, Inc.	32,393
1,230		Merrill Lynch & Co., Inc.	54,022
1,280		Morgan Stanley	56,614
360		NYSE Euronext	23,011
320	@	SLM Corp.	7,254

			806,942

Electric: 0.9%
700	@	AES Corp.	13,636
1,400		American Electric Power Co., Inc.	59,262
1,100		Centerpoint Energy, Inc.	18,634
900		Dominion Resources, Inc.	41,670
1,000		DTE Energy Co.	44,240
3,500		Duke Energy Corp.	64,680
900		Edison International	47,907
200		Entergy Corp.	24,154
200		Exelon Corp.	17,600
70		FirstEnergy Corp.	5,510
700		FPL Group, Inc.	47,264
1,200		Pepco Holdings, Inc.	32,448
800		PPL Corp.	41,048
200		Public Service Enterprise Group, Inc.	8,852
300		Southern Co.	10,860

			477,765

Electrical Components & Equipment: 0.1%
440		Emerson Electric Co.	25,599
300		Molex, Inc.	8,352

			33,951

Electronics: 0.3%
750	@	Agilent Technologies, Inc.	28,043
400		Applera Corp. — Applied Biosystems Group	13,904
600		Jabil Circuit, Inc.	7,632
400		PerkinElmer, Inc.	11,312
720	@	Thermo Electron Corp.	42,494

Shares			Value

Electronics: (continued)
550	@@	Tyco Electronics Ltd.	$22,066
200	@	Waters Corp.	12,304

			137,755

Engineering & Construction: 0.1%
100		Fluor Corp.	18,655
100	@	Jacobs Engineering Group, Inc.	9,478

			28,133

Environmental Control: 0.1%
1,100	@	Allied Waste Industries, Inc.	14,817
600		Waste Management, Inc.	22,758

			37,575

Food: 0.5%
800		ConAgra Foods, Inc.	18,864
850		General Mills, Inc.	53,720
600		HJ Heinz Co.	29,946
500		Kellogg Co.	25,905
1,180		Kraft Foods, Inc.	38,326
400		Kroger Co.	11,056
200		McCormick & Co., Inc.	7,516
600		Safeway, Inc.	19,122
2,100		Sara Lee Corp.	28,938
500		Supervalu, Inc.	17,535
300		WM Wrigley Jr. Co.	23,139

			274,067

Forest Products & Paper: 0.0%
700		International Paper Co.	19,054
300		MeadWestvaco Corp.	7,719

			26,773

Gas: 0.1%
600		Sempra Energy	34,686

			34,686

Hand/Machine Tools: 0.1%
160		Black & Decker Corp.	10,352
190		Snap-On, Inc.	11,765
280		Stanley Works	13,602

			35,719

Healthcare — Products: 0.9%
610		Baxter International, Inc.	37,271
200		Becton Dickinson & Co.	16,890
1,900	@	Boston Scientific Corp.	25,251
350	@@	Covidien Ltd.	17,532
200		CR Bard, Inc.	18,240
2,740		Johnson & Johnson	182,868
1,400		Medtronic, Inc.	70,938
500	@	Patterson Cos., Inc.	17,005
500	@	St. Jude Medical, Inc.	20,375
200		Stryker Corp.	12,910
400	@	Varian Medical Systems, Inc.	19,016
150	@	Zimmer Holdings, Inc.	10,920

			449,216

Healthcare — Services: 0.3%
690		Aetna, Inc.	32,540
370		Cigna Corp.	15,022
125	@	Coventry Health Care, Inc.	5,754
370	@	Humana, Inc.	18,889
100	@	Laboratory Corp. of America Holdings	7,379
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund VIII	as of May 31, 2008 (CONTINUED)

Shares			Value

Healthcare — Services: (continued)
1,200		UnitedHealth Group, Inc.	$41,052
490	@	WellPoint, Inc.	27,352

			147,988

Home Builders: 0.0%
300		Centex Corp.	5,649
400		D.R. Horton, Inc.	5,084
400		Lennar Corp.	6,752
700		Pulte Homes, Inc.	8,561

			26,046

Household Products/Wares: 0.2%
500		Clorox Co.	28,565
200		Fortune Brands, Inc.	13,896
750		Kimberly-Clark Corp.	47,850

			90,311

Insurance: 1.2%
490	@@	ACE Ltd.	29,434
770		Aflac, Inc.	51,690
630		Allstate Corp.	32,092
3,020		American International Group, Inc.	108,720
250		AON Corp.	11,798
200		Assurant, Inc.	13,606
810		Chubb Corp.	43,546
400		Cincinnati Financial Corp.	14,008
500		Genworth Financial, Inc.	11,050
450		Hartford Financial Services Group, Inc.	31,982
400		Lincoln National Corp.	22,064
200		Loews Corp.	9,914
300		Marsh & McLennan Cos., Inc.	8,169
1,320		Metlife, Inc.	79,240
600		MGIC Investment Corp.	7,212
390		Progressive Corp.	7,823
790		Prudential Financial, Inc.	59,013
280		Torchmark Corp.	17,755
860		Travelers Cos., Inc.	42,837
600		UnumProvident Corp.	14,448

			616,401

Internet: 0.6%
200	@	Akamai Technologies, Inc.	7,810
350	@	Amazon.com, Inc.	28,567
1,410	@	eBay, Inc.	42,314
300	@	Expedia, Inc.	7,275
250	@	Google, Inc. — Class A	146,450
1,417	@	Symantec Corp.	30,791
1,300	@	Yahoo!, Inc.	34,788

			297,995

Iron/Steel: 0.1%
100		Allegheny Technologies, Inc.	7,500
390		Nucor Corp.	29,172
160		United States Steel Corp.	27,634

			64,306

Leisure Time: 0.0%
400		Carnival Corp.	16,024

			16,024

Lodging: 0.1%
400		Marriott International, Inc.	13,164
300		Starwood Hotels & Resorts Worldwide, Inc.	14,520

			27,684

Shares			Value

Machinery — Construction & Mining: 0.2%
850		Caterpillar, Inc.	$70,244
200	@	Terex Corp.	14,270

			84,514

Machinery — Diversified: 0.1%
180		Cummins, Inc.	12,676
600		Deere & Co.	48,804
100		Rockwell Automation, Inc.	5,855

			67,335

Media: 0.7%
300		CBS Corp. — Class B	6,474
600		Clear Channel Communications, Inc.	21,012
2,925		Comcast Corp. — Class A	65,813
1,000	@	DIRECTV Group, Inc.	28,100
2,600		News Corp. — Class A	46,670
4,500		Time Warner, Inc.	71,460
900	@	Viacom — Class B	32,238
2,290		Walt Disney Co.	76,944

			348,711

Metal Fabricate/Hardware: 0.0%
200		Precision Castparts Corp.	24,160

			24,160

Mining: 0.2%
600		Alcoa, Inc.	24,354
498		Freeport-McMoRan Copper & Gold, Inc.	57,624
400		Newmont Mining Corp.	19,012

			100,990

Miscellaneous Manufacturing: 1.4%
750		3M Co.	58,170
400		Cooper Industries Ltd.	18,652
800		Dover Corp.	43,264
450		Eaton Corp.	43,506
12,450		General Electric Co.	382,464
930		Honeywell International, Inc.	55,447
700		Illinois Tool Works, Inc.	37,590
200	@@	Ingersoll-Rand Co.	8,808
400		Leggett & Platt, Inc.	7,640
260		Parker Hannifin Corp.	22,014
400		Textron, Inc.	25,020
350	@@	Tyco International Ltd.	15,817

			718,392

Office/Business Equipment: 0.1%
800		Pitney Bowes, Inc.	29,048
1,500		Xerox Corp.	20,370

			49,418

Oil & Gas: 3.4%
820		Anadarko Petroleum Corp.	61,475
500		Apache Corp.	67,030
600		Chesapeake Energy Corp.	32,862
2,771		Chevron Corp.	274,745
2,074		ConocoPhillips	193,089
660		Devon Energy Corp.	76,520
300		ENSCO International, Inc.	21,549
200		EOG Resources, Inc.	25,726
6,900		ExxonMobil Corp.	612,444
400		Hess Corp.	49,124
800		Marathon Oil Corp.	41,112
See Accompanying Notes to Financial Statements

ING Principal Protection Fund VIII	PORTFOLIO OF INVESTMENTS as of MAY 31, 2008 (CONTINUED)

Shares			Value

Oil & Gas: (continued)
300		Murphy Oil Corp.	$27,795
300	@,@@	Nabors Industries Ltd.	12,612
200		Noble Corp.	12,628
360		Noble Energy, Inc.	35,082
1,160		Occidental Petroleum Corp.	106,639
200		Questar Corp.	12,844
200		Sunoco, Inc.	8,894
500		Valero Energy Corp.	25,420
312		XTO Energy, Inc.	19,849

			1,717,439

Oil & Gas Services: 0.7%
400		Baker Hughes, Inc.	35,448
650		Halliburton Co.	31,577
500	@	National Oilwell Varco, Inc.	41,660
1,300		Schlumberger Ltd.	131,469
100		Smith International, Inc.	7,892
454	@	Transocean, Inc.	68,186
400	@	Weatherford International Ltd.	18,252

			334,484

Packaging & Containers: 0.1%
430		Ball Corp.	23,349
300		Bemis Co.	7,980

			31,329

Pharmaceuticals: 1.3%
1,400		Abbott Laboratories	78,890
200		Allergan, Inc.	11,524
2,000		Bristol-Myers Squibb Co.	45,580
250		Cardinal Health, Inc.	14,135
1,400		Eli Lilly & Co.	67,396
420	@	Express Scripts, Inc.	30,286
200	@	Hospira, Inc.	8,388
718	@	King Pharmaceuticals, Inc.	7,367
700	@	Medco Health Solutions, Inc.	33,915
2,660		Merck & Co., Inc.	103,634
7,920		Pfizer, Inc.	153,331
2,300		Schering-Plough Corp.	46,920
400	@	Watson Pharmaceuticals, Inc.	11,424
1,600		Wyeth	71,152

			683,942

Pipelines: 0.1%
1,000		El Paso Corp.	19,550
700		Spectra Energy Corp.	18,914
870		Williams Cos., Inc.	33,095

			71,559

Retail: 1.6%
200		Abercrombie & Fitch Co.	14,520
100	@	Autozone, Inc.	12,656
520		Best Buy Co., Inc.	24,279
400	@	Big Lots, Inc.	12,424
910	@	Coach, Inc.	33,033
670		Costco Wholesale Corp.	47,784
1,586		CVS Caremark Corp.	67,865
490		Darden Restaurants, Inc.	16,783
450		Family Dollar Stores, Inc.	9,630
300	@	GameStop Corp.	14,880
980		Gap, Inc.	17,885
1,390		Home Depot, Inc.	38,030
1,430		Lowe’s Cos., Inc.	34,320
300		Macy’s, Inc.	7,101

Shares			Value

Retail: (continued)
1,610		McDonald’s Corp.	$95,505
200		Polo Ralph Lauren Corp.	13,970
300		RadioShack Corp.	4,395
910		Staples, Inc.	21,340
700		Target Corp.	37,352
400		Tiffany & Co.	19,612
1,080		TJX Cos., Inc.	34,625
800		Walgreen Co.	28,816
2,840		Wal-Mart Stores, Inc.	163,982
640		Yum! Brands, Inc.	25,408

			796,195

Savings & Loans: 0.1%
2,300		Hudson City Bancorp., Inc.	40,940
1,042		Washington Mutual, Inc.	9,399

			50,339

Semiconductors: 0.8%
300		Altera Corp.	6,942
300		Analog Devices, Inc.	10,533
1,900		Applied Materials, Inc.	37,639
400	@	Broadcom Corp.	11,476
6,980		Intel Corp.	161,796
300		KLA-Tencor Corp.	13,836
200		Linear Technology Corp.	7,354
1,300	@	LSI Logic Corp.	9,451
200	@	MEMC Electronic Materials, Inc.	13,732
690		National Semiconductor Corp.	14,525
800	@	Nvidia Corp.	19,760
700	@	QLogic Corp.	11,053
1,900		Texas Instruments, Inc.	61,712
300		Xilinx, Inc.	8,160

			387,969

Software: 1.0%
610	@	Adobe Systems, Inc.	26,877
380	@	Autodesk, Inc.	15,641
260	@	BMC Software, Inc.	10,426
870		CA, Inc.	23,090
1,000	@	Compuware Corp.	10,190
200	@	Electronic Arts, Inc.	10,040
200	@	Fiserv, Inc.	10,472
800		IMS Health, Inc.	19,392
9,850		Microsoft Corp.	278,952
4,980	@	Oracle Corp.	113,743

			518,823

Telecommunications: 1.7%
6,885		AT&T, Inc.	274,712
540		CenturyTel, Inc.	19,121
7,200	@	Cisco Systems, Inc.	192,384
2,000		Corning, Inc.	54,680
251		Embarq Corp.	11,877
900	@	JDS Uniphase Corp.	11,133
600	@	Juniper Networks, Inc.	16,512
1,170		Motorola, Inc.	10,916
1,940		Qualcomm, Inc.	94,168
1,800		Qwest Communications International, Inc.	8,730
1,535		Sprint Nextel Corp.	14,368
3,500		Verizon Communications, Inc.	134,645
2,200		Windstream Corp.	29,348

			872,594

See Accompanying Notes to Financial Statements

ING Principal Protection Fund VIII	PORTFOLIO OF INVESTMENTS as of MAY 31, 2008 (CONTINUED)

Shares		Value

Textiles: 0.0%
300	Cintas Corp.	$8,856

		8,856

Toys/Games/Hobbies: 0.0%
600	Hasbro, Inc.	21,744

		21,744

Transportation: 0.4%
200	Burlington Northern Santa Fe Corp.	22,610
100	CH Robinson Worldwide, Inc.	6,450
280	CSX Corp.	19,337
200	Expeditors International Washington, Inc.	9,416
210	FedEx Corp.	19,259
230	Norfolk Southern Corp.	15,497
200	Ryder System, Inc.	14,686
300	Union Pacific Corp.	24,693
800	United Parcel Service, Inc. — Class B	56,816

		188,764

	Total Common Stock (Cost $14,919,223)	14,420,824

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Apartments: 0.0%
400	Equity Residential	16,916

		16,916

Diversified: 0.0%
100	Vornado Realty Trust	9,773

		9,773

Health Care: 0.0%
500	HCP, Inc.	17,130

		17,130

Hotels: 0.1%
1,500	Host Hotels & Resorts, Inc.	25,785

		25,785

Regional Malls: 0.1%
200	General Growth Properties, Inc.	8,312
200	Simon Property Group, Inc.	19,872

		28,184

Storage: 0.1%
400	Public Storage, Inc.	35,252

		35,252

Warehouse/Industrial: 0.0%
300	Prologis	18,579

		18,579

	Total Real Estate Investment Trusts (Cost $143,178)	151,619

Principal
Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 61.1%
Federal Home Loan Mortgage Corporation: 61.1%
$31,600,000Z	2.360%, due 12/22/08	$31,190,521

	Total U.S. Government Agency Obligations (Cost $30,971,207)	31,190,521

U.S. TREASURY OBLIGATIONS: 10.7%
U.S. Treasury STRIP: 10.7%
5,513,000^, Z	2.040%, due 11/15/08	5,462,054

	Total U.S. Treasury Obligations (Cost $5,452,671)	5,462,054

	Total Long-Term Investments (Cost $51,486,279)	51,225,018

Shares				Value

SHORT-TERM INVESTMENTS: 0.0%
Mutual Fund: 0.0%
31,000	**	ING Institutional Prime Money Market Fund		$31,000

		Total Short-Term Investments (Cost $31,000)		31,000

		Total Investments in Securities (Cost $51,517,279)*	100.3%	$51,256,018
		Other Assets and Liabilities — Net	(0.3)	(173,803)

		Net Assets	100.0%	$51,082,215

@	Non-income producing security

@@	Foreign Issuer

STRIP	Separate Trading of Registered Interest and Principal of Securities

**	Investment in affiliate

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $52,276,178.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$209,156
Gross Unrealized Depreciation	(1,229,316)

Net Unrealized Depreciation	$(1,020,160)

See Accompanying Notes to Financial Statements

ING Principal Protection Fund IX	PORTFOLIO OF INVESTMENTS as of May 31, 2008

Shares			Value

COMMON STOCK: 32.9%
Advertising: 0.1%
1,000	@	Interpublic Group of Cos., Inc.	$9,970
800		Omnicom Group	39,208

			49,178

Aerospace/Defense: 0.8%
1,050		Boeing Co.	86,909
250		General Dynamics Corp.	23,038
300		Goodrich Corp.	19,443
150		L-3 Communications Holdings, Inc.	16,109
550		Lockheed Martin Corp.	60,192
665		Northrop Grumman Corp.	50,181
200		Raytheon Co.	12,772
1,100		United Technologies Corp.	78,144

			346,788

Agriculture: 0.6%
2,350		Altria Group, Inc.	52,311
860		Archer-Daniels-Midland Co.	34,142
2,350	@	Philip Morris International, Inc.	123,751
300		Reynolds American, Inc.	16,476

			226,680

Airlines: 0.1%
1,900		Southwest Airlines Co.	24,814

			24,814

Apparel: 0.2%
800		Nike, Inc.	54,696
200		VF Corp.	15,140

			69,836

Auto Manufacturers: 0.1%
1,900	@	Ford Motor Co.	12,920
400		General Motors Corp.	6,840
175		Paccar, Inc.	9,343

			29,103

Auto Parts & Equipment: 0.1%
400	@	Goodyear Tire & Rubber Co.	10,164
1,250		Johnson Controls, Inc.	42,575

			52,739

Banks: 1.5%
4,572		Bank of America Corp.	155,494
1,700		Bank of New York Mellon Corp.	75,701
900		BB&T Corp.	28,323
282		Capital One Financial Corp.	13,570
1,000		Fifth Third Bancorp.	18,700
300		Keycorp.	5,841
200		M&T Bank Corp.	17,332
298		Marshall & Ilsley Corp.	6,926
300		Northern Trust Corp.	22,800
2,158		Regions Financial Corp.	38,456
600		State Street Corp.	43,212
900		US Bancorp.	29,871
2,023		Wachovia Corp.	48,147
3,200		Wells Fargo & Co.	88,224
400		Zions Bancorp.	17,236

			609,833

Beverages: 0.7%
200		Anheuser-Busch Cos., Inc.	11,492
2,450		Coca-Cola Co.	140,287

Shares			Value

Beverages: (continued)
600	@	Constellation Brands, Inc.	$12,792
650		Pepsi Bottling Group, Inc.	21,073
1,440		PepsiCo, Inc.	98,352

			283,996

Biotechnology: 0.4%
1,300	@	Amgen, Inc.	57,239
300	@	Biogen Idec, Inc.	18,825
500	@	Celgene Corp.	30,430
50	@	Genzyme Corp.	3,423
1,000	@	Gilead Sciences, Inc.	55,320

			165,237

Building Materials: 0.0%
200		Trane, Inc.	9,284

			9,284

Chemicals: 0.8%
200		Air Products & Chemicals, Inc.	20,384
1,350		Dow Chemical Co.	54,540
100		Eastman Chemical Co.	7,661
100		Ecolab, Inc.	4,483
1,300		EI Du Pont de Nemours & Co.	62,283
400		Hercules, Inc.	8,252
400		International Flavors & Fragrances, Inc.	16,784
640		Monsanto Co.	81,536
530		PPG Industries, Inc.	33,406
300		Rohm & Haas Co.	16,194
100		Sherwin-Williams Co.	5,615
400		Sigma-Aldrich Corp.	23,504

			334,642

Coal: 0.1%
100		Consol Energy, Inc.	9,756
300		Peabody Energy Corp.	22,176

			31,932

Commercial Services: 0.3%
200	@	Apollo Group, Inc. — Class A	9,558
400		H&R Block, Inc.	9,336
220		McKesson Corp.	12,683
600		Moody’s Corp.	22,248
300		Robert Half International, Inc.	7,374
700		RR Donnelley & Sons Co.	22,981
900		Western Union Co.	21,276

			105,456

Computers: 1.9%
400	@	Affiliated Computer Services, Inc.	21,680
1,000	@	Apple, Inc.	188,750
300	@	Cognizant Technology Solutions Corp.	10,584
250	@	Computer Sciences Corp.	12,288
2,920	@	Dell, Inc.	67,335
700		Electronic Data Systems Corp.	17,143
2,750	@	EMC Corp.	47,960
3,050		Hewlett-Packard Co.	143,533
1,650		International Business Machines Corp.	213,560
300	@	Lexmark International, Inc.	11,058
300	@	NetApp, Inc.	7,314
300	@	Sandisk Corp.	8,493
900	@	Sun Microsystems, Inc.	11,655
200	@	Teradata Corp.	5,402

			766,755

See Accompanying Notes to Financial Statements

ING Principal Protection Fund IX	PORTFOLIO OF INVESTMENTS as of May 31, 2008 (continued)

Shares			Value

Cosmetics/Personal Care: 0.7%
300		Avon Products, Inc.	$11,718
400		Colgate-Palmolive Co.	29,744
3,643		Procter & Gamble Co.	240,620

			282,082

Distribution/Wholesale: 0.1%
600		Genuine Parts Co.	26,406

			26,406

Diversified Financial Services: 1.8%
1,150		American Express Co.	53,303
330		Ameriprise Financial, Inc.	15,596
700		Bear Stearns Cos., Inc.	6,531
600		Charles Schwab Corp.	13,308
350		CIT Group, Inc.	3,500
5,800		Citigroup, Inc.	126,962
70		CME Group, Inc.	30,121
770		Countrywide Financial Corp.	4,050
625		Discover Financial Services	10,719
700		Federal Home Loan Mortgage Corporation	17,794
1,200		Federal National Mortgage Association	32,424
500		Goldman Sachs Group, Inc.	88,205
100	@	IntercontinentalExchange, Inc.	13,820
3,800		JPMorgan Chase & Co.	163,400
840		Lehman Brothers Holdings, Inc.	30,920
1,100		Merrill Lynch & Co., Inc.	48,312
1,350		Morgan Stanley	59,711
390		NYSE Euronext	24,929
300	@	SLM Corp.	6,801

			750,406

Electric: 1.1%
700	@	AES Corp.	13,636
1,300		American Electric Power Co., Inc.	55,029
1,000		Centerpoint Energy, Inc.	16,940
800		Dominion Resources, Inc.	37,040
900		DTE Energy Co.	39,816
3,300		Duke Energy Corp.	60,984
800		Edison International	42,584
200		Entergy Corp.	24,154
200		Exelon Corp.	17,600
120		FirstEnergy Corp.	9,445
700		FPL Group, Inc.	47,264
1,100		Pepco Holdings, Inc.	29,744
700		PPL Corp.	35,917
200		Public Service Enterprise Group, Inc.	8,852
200		Southern Co.	7,240

			446,245

Electrical Components & Equipment: 0.1%
400		Emerson Electric Co.	23,272
300		Molex, Inc.	8,352

			31,624

Electronics: 0.3%
850	@	Agilent Technologies, Inc.	31,782
400		Applera Corp. — Applied Biosystems Group	13,904
400		Jabil Circuit, Inc.	5,088
400		PerkinElmer, Inc.	11,312
700	@	Thermo Electron Corp.	41,314

Shares			Value

Electronics: (continued)
675	@@	Tyco Electronics Ltd.	$27,081
200	@	Waters Corp.	12,304

			142,785

Engineering & Construction: 0.1%
100		Fluor Corp.	18,655
100	@	Jacobs Engineering Group, Inc.	9,478

			28,133

Environmental Control: 0.1%
900	@	Allied Waste Industries, Inc.	12,123
600		Waste Management, Inc.	22,758

			34,881

Food: 0.6%
700		ConAgra Foods, Inc.	16,506
800		General Mills, Inc.	50,560
600		HJ Heinz Co.	29,946
400		Kellogg Co.	20,724
1,095		Kraft Foods, Inc.	35,566
350		Kroger Co.	9,674
200		McCormick & Co., Inc.	7,516
600		Safeway, Inc.	19,122
1,900		Sara Lee Corp.	26,182
500		Supervalu, Inc.	17,535
200		WM Wrigley Jr. Co.	15,426

			248,757

Forest Products & Paper: 0.1%
700		International Paper Co.	19,054
300		MeadWestvaco Corp.	7,719

			26,773

Gas: 0.1%
600		Sempra Energy	34,686

			34,686

Hand/Machine Tools: 0.1%
110		Black & Decker Corp.	7,117
200		Snap-On, Inc.	12,384
300		Stanley Works	14,574

			34,075

Healthcare — Products: 1.0%
550		Baxter International, Inc.	33,605
200		Becton Dickinson & Co.	16,890
1,800	@	Boston Scientific Corp.	23,922
375	@@	Covidien Ltd.	18,784
200		CR Bard, Inc.	18,240
2,500		Johnson & Johnson	166,850
1,300		Medtronic, Inc.	65,871
300	@	Patterson Cos., Inc.	10,203
600	@	St. Jude Medical, Inc.	24,450
200		Stryker Corp.	12,910
300	@	Varian Medical Systems, Inc.	14,262
100	@	Zimmer Holdings, Inc.	7,280

			413,267

Healthcare — Services: 0.4%
570		Aetna, Inc.	26,881
400		Cigna Corp.	16,240
150	@	Coventry Health Care, Inc.	6,905
310	@	Humana, Inc.	15,826
150	@	Laboratory Corp. of America Holdings	11,069
See Accompanying Notes to Financial Statements

ING Principal Protection Fund IX	PORTFOLIO OF INVESTMENTS as of May 31, 2008 (continued)

Shares			Value

Healthcare — Services: (continued)
1,150		UnitedHealth Group, Inc.	$39,342
560	@	WellPoint, Inc.	31,259

			147,522

Home Builders: 0.1%
300		Centex Corp.	5,649
400		D.R. Horton, Inc.	5,084
700		Lennar Corp.	11,816
900		Pulte Homes, Inc.	11,007

			33,556

Household Products/Wares: 0.2%
500		Clorox Co.	28,565
200		Fortune Brands, Inc.	13,896
650		Kimberly-Clark Corp.	41,470

			83,931

Insurance: 1.4%
440	@@	ACE Ltd.	26,431
700		Aflac, Inc.	46,991
560		Allstate Corp.	28,526
2,850		American International Group, Inc.	102,600
200		AON Corp.	9,438
200		Assurant, Inc.	13,606
830		Chubb Corp.	44,621
400		Cincinnati Financial Corp.	14,008
400		Genworth Financial, Inc.	8,840
450		Hartford Financial Services Group, Inc.	31,982
400		Lincoln National Corp.	22,064
200		Loews Corp.	9,914
300		Marsh & McLennan Cos., Inc.	8,169
1,240		Metlife, Inc.	74,437
500		MGIC Investment Corp.	6,010
340		Progressive Corp.	6,820
650		Prudential Financial, Inc.	48,555
200		Torchmark Corp.	12,682
750		Travelers Cos., Inc.	37,358
400		UnumProvident Corp.	9,632

			562,684

Internet: 0.6%
200	@	Akamai Technologies, Inc.	7,810
300	@	Amazon.com, Inc.	24,486
1,300	@	eBay, Inc.	39,013
300	@	Expedia, Inc.	7,275
200	@	Google, Inc. — Class A	117,160
1,287	@	Symantec Corp.	27,967
1,300	@	Yahoo!, Inc.	34,788

			258,499

Iron/Steel: 0.1%
100		Allegheny Technologies, Inc.	7,500
300		Nucor Corp.	22,440
150		United States Steel Corp.	25,907

			55,847

Leisure Time: 0.0%
400		Carnival Corp.	16,024

			16,024

Lodging: 0.1%
300		Marriott International, Inc.	9,873
350		Starwood Hotels & Resorts Worldwide, Inc.	16,940

			26,813

Shares			Value

Machinery — Construction & Mining: 0.2%
800		Caterpillar, Inc.	$66,112
200	@	Terex Corp.	14,270

			80,382

Machinery — Diversified: 0.2%
200		Cummins, Inc.	14,084
600		Deere & Co.	48,804
100		Rockwell Automation, Inc.	5,855

			68,743

Media: 0.8%
300		CBS Corp. — Class B	6,474
600		Clear Channel Communications, Inc.	21,012
2,700		Comcast Corp. — Class A	60,750
1,000	@	DIRECTV Group, Inc.	28,100
2,450		News Corp. — Class A	43,978
4,200		Time Warner, Inc.	66,696
900	@	Viacom — Class B	32,238
2,150		Walt Disney Co.	72,240

			331,488

Metal Fabricate/Hardware: 0.1%
200		Precision Castparts Corp.	24,160

			24,160

Mining: 0.2%
400		Alcoa, Inc.	16,236
524		Freeport-McMoRan Copper & Gold, Inc.	60,632
400		Newmont Mining Corp.	19,012

			95,880

Miscellaneous Manufacturing: 1.6%
750		3M Co.	58,170
200		Cooper Industries Ltd.	9,326
800		Dover Corp.	43,264
400		Eaton Corp.	38,672
11,300		General Electric Co.	347,136
800		Honeywell International, Inc.	47,696
600		Illinois Tool Works, Inc.	32,220
200	@@	Ingersoll-Rand Co.	8,808
400		Leggett & Platt, Inc.	7,640
250		Parker Hannifin Corp.	21,168
400		Textron, Inc.	25,020
175	@@	Tyco International Ltd.	7,908

			647,028

Office/Business Equipment: 0.1%
700		Pitney Bowes, Inc.	25,417
1,500		Xerox Corp.	20,370

			45,787

Oil & Gas: 3.9%
700		Anadarko Petroleum Corp.	52,479
500		Apache Corp.	67,030
600		Chesapeake Energy Corp.	32,862
2,544		Chevron Corp.	252,238
1,899		ConocoPhillips	176,797
600		Devon Energy Corp.	69,564
300		ENSCO International, Inc.	21,549
200		EOG Resources, Inc.	25,726
6,350		ExxonMobil Corp.	563,626
300		Hess Corp.	36,843
700		Marathon Oil Corp.	35,973
200		Murphy Oil Corp.	18,530
See Accompanying Notes to Financial Statements

ING Principal Protection Fund IX	PORTFOLIO OF INVESTMENTS as of May 31, 2008 (continued)

Shares			Value

Oil & Gas: (continued)
300	@, @@	Nabors Industries Ltd.	$12,612
200		Noble Corp.	12,628
400		Noble Energy, Inc.	38,980
1,100		Occidental Petroleum Corp.	101,123
200		Questar Corp.	12,844
200		Sunoco, Inc.	8,894
450		Valero Energy Corp.	22,878
350		XTO Energy, Inc.	22,267

			1,585,443

Oil & Gas Services: 0.8%
400		Baker Hughes, Inc.	35,448
600		Halliburton Co.	29,148
500	@	National Oilwell Varco, Inc.	41,660
1,200		Schlumberger Ltd.	121,356
100		Smith International, Inc.	7,892
419	@	Transocean, Inc.	62,930
400	@	Weatherford International Ltd.	18,252

			316,686

Packaging & Containers: 0.1%
300		Ball Corp.	16,290
300		Bemis Co.	7,980

			24,270

Pharmaceuticals: 1.6%
1,300		Abbott Laboratories	73,255
300		Allergan, Inc.	17,286
1,900		Bristol-Myers Squibb Co.	43,301
190		Cardinal Health, Inc.	10,743
1,300		Eli Lilly & Co.	62,582
420	@	Express Scripts, Inc.	30,286
200	@	Hospira, Inc.	8,388
614	@	King Pharmaceuticals, Inc.	6,300
600	@	Medco Health Solutions, Inc.	29,070
2,450		Merck & Co., Inc.	95,452
7,300		Pfizer, Inc.	141,328
2,150		Schering-Plough Corp.	43,860
200	@	Watson Pharmaceuticals, Inc.	5,712
1,500		Wyeth	66,705

			634,268

Pipelines: 0.1%
900		El Paso Corp.	17,595
700		Spectra Energy Corp.	18,914
650		Williams Cos., Inc.	24,726

			61,235

Retail: 1.8%
100		Abercrombie & Fitch Co.	7,260
100	@	Autozone, Inc.	12,656
520		Best Buy Co., Inc.	24,279
400	@	Big Lots, Inc.	12,424
780	@	Coach, Inc.	28,314
650		Costco Wholesale Corp.	46,358
1,486		CVS Caremark Corp.	63,586
410		Darden Restaurants, Inc.	14,043
600		Family Dollar Stores, Inc.	12,840
300	@	GameStop Corp.	14,880
1,050		Gap, Inc.	19,163
1,310		Home Depot, Inc.	35,842
1,300		Lowe’s Cos., Inc.	31,200
200		Macy’s, Inc.	4,734

Shares			Value

Retail: (continued)
1,400		McDonald’s Corp.	$83,048
200		Polo Ralph Lauren Corp.	13,970
300		RadioShack Corp.	4,395
840		Staples, Inc.	19,698
650		Target Corp.	34,684
300		Tiffany & Co.	14,709
1,050		TJX Cos., Inc.	33,663
800		Walgreen Co.	28,816
2,750		Wal-Mart Stores, Inc.	158,785
600		Yum! Brands, Inc.	23,820

			743,167

Savings & Loans: 0.1%
2,100		Hudson City Bancorp., Inc.	37,380
870		Washington Mutual, Inc.	7,847

			45,227

Semiconductors: 0.9%
300		Altera Corp.	6,942
200		Analog Devices, Inc.	7,022
1,600		Applied Materials, Inc.	31,696
400	@	Broadcom Corp.	11,476
6,440		Intel Corp.	149,279
300		KLA-Tencor Corp.	13,836
200		Linear Technology Corp.	7,354
1,100	@	LSI Logic Corp.	7,997
200	@	MEMC Electronic Materials, Inc.	13,732
400		National Semiconductor Corp.	8,420
850	@	Nvidia Corp.	20,995
600	@	QLogic Corp.	9,474
1,800		Texas Instruments, Inc.	58,464
300		Xilinx, Inc.	8,160

			354,847

Software: 1.2%
720	@	Adobe Systems, Inc.	31,723
280	@	Autodesk, Inc.	11,525
190	@	BMC Software, Inc.	7,619
850		CA, Inc.	22,559
800	@	Compuware Corp.	8,152
200	@	Electronic Arts, Inc.	10,040
200	@	Fiserv, Inc.	10,472
800		IMS Health, Inc.	19,392
9,200		Microsoft Corp.	260,544
4,710	@	Oracle Corp.	107,576

			489,602

Telecommunications: 2.0%
6,342		AT&T, Inc.	253,046
600		CenturyTel, Inc.	21,246
6,550	@	Cisco Systems, Inc.	175,016
1,850		Corning, Inc.	50,579
225		Embarq Corp.	10,647
600	@	JDS Uniphase Corp.	7,422
400	@	Juniper Networks, Inc.	11,008
1,030		Motorola, Inc.	9,610
1,800		Qualcomm, Inc.	87,372
2,500		Qwest Communications International, Inc.	12,125
1,809		Sprint Nextel Corp.	16,932
3,200		Verizon Communications, Inc.	123,104
1,600		Windstream Corp.	21,344

			799,451

See Accompanying Notes to Financial Statements

ING Principal Protection Fund IX	PORTFOLIO OF INVESTMENTS as of May 31, 2008 (continued)

Shares		Value

Textiles: 0.0%
300	Cintas Corp.	$8,856

		8,856

Toys/Games/Hobbies: 0.0%
600	Hasbro, Inc.	21,744

		21,744

Transportation: 0.4%
200	Burlington Northern Santa Fe Corp.	22,610
100	CH Robinson Worldwide, Inc.	6,450
200	CSX Corp.	13,812
200	Expeditors International Washington, Inc.	9,416
200	FedEx Corp.	18,342
250	Norfolk Southern Corp.	16,845
200	Ryder System, Inc.	14,686
300	Union Pacific Corp.	24,693
700	United Parcel Service, Inc. — Class B	49,714

		176,568

	Total Common Stock (Cost $13,718,430)	13,346,101

REAL ESTATE INVESTMENT TRUSTS: 0.4%
Apartments: 0.0%
400	Equity Residential	16,916

		16,916

Diversified: 0.0%
100	Vornado Realty Trust	9,773

		9,773

Health Care: 0.0%
400	HCP, Inc.	13,704

		13,704

Hotels: 0.1%
1,500	Host Hotels & Resorts, Inc.	25,785

		25,785

Regional Malls: 0.1%
300	General Growth Properties, Inc.	12,468
100	Simon Property Group, Inc.	9,936

		22,404

Storage: 0.1%
400	Public Storage, Inc.	35,252

		35,252

Warehouse/Industrial: 0.1%
300	Prologis	18,579

		18,579

	Total Real Estate Investment Trusts (Cost $137,814)	142,413

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 56.8%
Federal Home Loan Mortgage Corporation: 56.8%
$23,600,000	Z	2.530%, due 04/21/09	$23,080,341

		Total U.S. Government Agency Obligations (Cost $22,804,237)	23,080,341

U.S. TREASURY OBLIGATIONS: 10.2%
U.S. Treasury STRIP: 10.2%
4,225,000	^, Z	2.130%, due 02/15/09	4,162,267

		Total U.S. Treasury Obligations (Cost $4,172,073)	4,162,267

		Total Long-Term Investments (Cost $40,832,554)	40,731,122

Shares				Value

SHORT-TERM INVESTMENTS: 0.0%
Mutual Fund: 0.0%
10,000	**	ING Institutional Prime Money Market Fund		$10,000
		Total Short-Term Investments (Cost $10,000)		10,000

		Total Investments in Securities (Cost $40,842,554)*	100.3%	$40,741,122
		Other Assets and Liabilities — Net	(0.3)	(133,557)

		Net Assets	100.0%	$40,607,565

@	Non-income producing security

@@	Foreign Issuer

STRIP	Separate Trading of Registered Interest and Principal of Securities

**	Investment in affiliate

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $41,821,623.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$847,967
Gross Unrealized Depreciation	(1,928,468)

Net Unrealized Depreciation	$(1,080,501)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund X	as of May 31, 2008

Shares			Value

COMMON STOCK: 35.3%
Advertising: 0.1%
900	@	Interpublic Group of Cos., Inc.	$8,973
614		Omnicom Group	30,092

			39,065

Aerospace/Defense: 0.9%
915		Boeing Co.	75,735
148		General Dynamics Corp.	13,638
250		Goodrich Corp.	16,203
200		L-3 Communications Holdings, Inc.	21,478
489		Lockheed Martin Corp.	53,516
547		Northrop Grumman Corp.	41,277
100		Raytheon Co.	6,386
948		United Technologies Corp.	67,346

			295,579

Agriculture: 0.6%
1,876		Altria Group, Inc.	41,760
675		Archer-Daniels-Midland Co.	26,798
1,976	@	Philip Morris International, Inc.	104,056
284		Reynolds American, Inc.	15,597

			188,211

Airlines: 0.1%
1,700		Southwest Airlines Co.	22,202

			22,202

Apparel: 0.2%
636		Nike, Inc.	43,483
200		VF Corp.	15,140

			58,623

Auto Manufacturers: 0.1%
1,950	@	Ford Motor Co.	13,260
350		General Motors Corp.	5,985
125		Paccar, Inc.	6,674

			25,919

Auto Parts & Equipment: 0.1%
400	@	Goodyear Tire & Rubber Co.	10,164
940		Johnson Controls, Inc.	32,016

			42,180

Banks: 1.7%
3,814		Bank of America Corp.	129,714
1,400		Bank of New York Mellon Corp.	62,342
800		BB&T Corp.	25,176
356		Capital One Financial Corp.	17,131
850		Fifth Third Bancorp.	15,895
200		Keycorp.	3,894
100		M&T Bank Corp.	8,666
200		Marshall & Ilsley Corp.	4,648
300		Northern Trust Corp.	22,800
1,798		Regions Financial Corp.	32,040
552		State Street Corp.	39,755
700		US Bancorp.	23,233
1,728		Wachovia Corp.	41,126
2,826		Wells Fargo & Co.	77,913
400		Zions Bancorp.	17,236

			521,569

Beverages: 0.8%
142		Anheuser-Busch Cos., Inc.	8,159
2,002		Coca-Cola Co.	114,635

Shares			Value

Beverages: (continued)
650	@	Constellation Brands, Inc.	$13,858
559		Pepsi Bottling Group, Inc.	18,123
1,215		PepsiCo, Inc.	82,985

			237,760

Biotechnology: 0.5%
1,227	@	Amgen, Inc.	54,025
300	@	Biogen Idec, Inc.	18,825
400	@	Celgene Corp.	24,344
97	@	Genzyme Corp.	6,641
898	@	Gilead Sciences, Inc.	49,677

			153,512

Building Materials: 0.0%
200		Trane, Inc.	9,284

			9,284

Chemicals: 0.9%
100		Air Products & Chemicals, Inc.	10,192
1,148		Dow Chemical Co.	46,379
100		Eastman Chemical Co.	7,661
150		Ecolab, Inc.	6,725
1,150		EI Du Pont de Nemours & Co.	55,097
400		Hercules, Inc.	8,252
300		International Flavors & Fragrances, Inc.	12,588
588		Monsanto Co.	74,911
425		PPG Industries, Inc.	26,788
200		Rohm & Haas Co.	10,796
100		Sherwin-Williams Co.	5,615
350		Sigma-Aldrich Corp.	20,566

			285,570

Coal: 0.1%
100		Consol Energy, Inc.	9,756
200		Peabody Energy Corp.	14,784

			24,540

Commercial Services: 0.3%
100	@	Apollo Group, Inc. — Class A	4,779
300		H&R Block, Inc.	7,002
201		McKesson Corp.	11,588
394		Moody’s Corp.	14,610
400		Robert Half International, Inc.	9,832
500		RR Donnelley & Sons Co.	16,415
819		Western Union Co.	19,361

			83,587

Computers: 2.0%
300	@	Affiliated Computer Services, Inc.	16,260
800	@	Apple, Inc.	151,000
200	@	Cognizant Technology Solutions Corp.	7,056
179	@	Computer Sciences Corp.	8,798
2,436	@	Dell, Inc.	56,174
550		Electronic Data Systems Corp.	13,470
2,260	@	EMC Corp.	39,414
2,539		Hewlett-Packard Co.	119,485
1,338		International Business Machines Corp.	173,177
303	@	Lexmark International, Inc.	11,169
350	@	NetApp, Inc.	8,533
200	@	Sandisk Corp.	5,662
650	@	Sun Microsystems, Inc.	8,418
200	@	Teradata Corp.	5,402

			624,018

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund X	as of May 31, 2008 (continued)

Shares			Value

Cosmetics/Personal Care: 0.7%
300		Avon Products, Inc.	$11,718
325		Colgate-Palmolive Co.	24,167
3,047		Procter & Gamble Co.	201,254

			237,139

Distribution/Wholesale: 0.1%
550		Genuine Parts Co.	24,206

			24,206

Diversified Financial Services: 2.0%
1,016		American Express Co.	47,092
203		Ameriprise Financial, Inc.	9,594
600		Bear Stearns Cos., Inc.	5,598
500		Charles Schwab Corp.	11,090
350		CIT Group, Inc.	3,500
4,830		Citigroup, Inc.	105,729
60		CME Group, Inc.	25,818
680		Countrywide Financial Corp.	3,577
595		Discover Financial Services	10,204
650		Federal Home Loan Mortgage Corporation	16,523
1,018		Federal National Mortgage Association	27,506
430		Goldman Sachs Group, Inc.	75,856
100	@	IntercontinentalExchange, Inc.	13,820
3,050		JPMorgan Chase & Co.	131,150
538		Lehman Brothers Holdings, Inc.	19,804
953		Merrill Lynch & Co., Inc.	41,856
1,040		Morgan Stanley	45,999
300		NYSE Euronext	19,176
295	@	SLM Corp.	6,688

			620,580

Electric: 1.2%
600	@	AES Corp.	11,688
1,150		American Electric Power Co., Inc.	48,680
800		Centerpoint Energy, Inc.	13,552
700		Dominion Resources, Inc.	32,410
800		DTE Energy Co.	35,392
2,750		Duke Energy Corp.	50,820
700		Edison International	37,261
100		Entergy Corp.	12,077
200		Exelon Corp.	17,600
63		FirstEnergy Corp.	4,959
550		FPL Group, Inc.	37,136
900		Pepco Holdings, Inc.	24,336
550		PPL Corp.	28,221
150		Public Service Enterprise Group, Inc.	6,639
200		Southern Co.	7,240

			368,011

Electrical Components & Equipment: 0.1%
308		Emerson Electric Co.	17,919
300		Molex, Inc.	8,352

			26,271

Electronics: 0.3%
642	@	Agilent Technologies, Inc.	24,004
300		Applera Corp. — Applied Biosystems Group	10,428
300		Jabil Circuit, Inc.	3,816
300		PerkinElmer, Inc.	8,484
583	@	Thermo Electron Corp.	34,409
475	@@	Tyco Electronics Ltd.	19,057
90	@	Waters Corp.	5,537

			105,735

Shares			Value

Engineering & Construction: 0.1%
100		Fluor Corp.	$18,655
100	@	Jacobs Engineering Group, Inc.	9,478

			28,133

Environmental Control: 0.1%
850	@	Allied Waste Industries, Inc.	11,450
450		Waste Management, Inc.	17,069

			28,519

Food: 0.7%
600		ConAgra Foods, Inc.	14,148
630		General Mills, Inc.	39,816
532		HJ Heinz Co.	26,552
450		Kellogg Co.	23,315
836		Kraft Foods, Inc.	27,153
275		Kroger Co.	7,601
200		McCormick & Co., Inc.	7,516
500		Safeway, Inc.	15,935
1,600		Sara Lee Corp.	22,048
300		Supervalu, Inc.	10,521
200		WM Wrigley Jr. Co.	15,426

			210,031

Forest Products & Paper: 0.1%
550		International Paper Co.	14,971
200		MeadWestvaco Corp.	5,146

			20,117

Gas: 0.1%
450		Sempra Energy	26,015

			26,015

Hand/Machine Tools: 0.1%
98		Black & Decker Corp.	6,341
198		Snap-On, Inc.	12,260
185		Stanley Works	8,987

			27,588

Healthcare — Products: 1.1%
469		Baxter International, Inc.	28,656
200		Becton Dickinson & Co.	16,890
1,500	@	Boston Scientific Corp.	19,935
325	@@	Covidien Ltd.	16,279
200		CR Bard, Inc.	18,240
2,102		Johnson & Johnson	140,287
1,150		Medtronic, Inc.	58,271
300	@	Patterson Cos., Inc.	10,203
450	@	St. Jude Medical, Inc.	18,338
200		Stryker Corp.	12,910
300	@	Varian Medical Systems, Inc.	14,262
100	@	Zimmer Holdings, Inc.	7,280

			361,551

Healthcare — Services: 0.3%
468		Aetna, Inc.	22,071
204		Cigna Corp.	8,282
115	@	Coventry Health Care, Inc.	5,293
302	@	Humana, Inc.	15,417
50	@	Laboratory Corp. of America Holdings	3,690
998		UnitedHealth Group, Inc.	34,142
368	@	WellPoint, Inc.	20,542

			109,437

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund X	As of May 31, 2008 (Continued)

Shares			Value

Home Builders: 0.1%
200		Centex Corp.	$3,766
350		D.R. Horton, Inc.	4,449
600		Lennar Corp.	10,128
500		Pulte Homes, Inc.	6,115

			24,458

Household Products/Wares: 0.2%
400		Clorox Co.	22,852
200		Fortune Brands, Inc.	13,896
587		Kimberly-Clark Corp.	37,451

			74,199

Insurance: 1.5%
362	@@	ACE Ltd.	21,745
536		Aflac, Inc.	35,982
494		Allstate Corp.	25,164
2,299		American International Group, Inc.	82,764
200		AON Corp.	9,438
150		Assurant, Inc.	10,205
692		Chubb Corp.	37,202
300		Cincinnati Financial Corp.	10,506
300		Genworth Financial, Inc.	6,630
326		Hartford Financial Services Group, Inc.	23,169
300		Lincoln National Corp.	16,548
200		Loews Corp.	9,914
200		Marsh & McLennan Cos., Inc.	5,446
1,061		Metlife, Inc.	63,692
500		MGIC Investment Corp.	6,010
338		Progressive Corp.	6,780
573		Prudential Financial, Inc.	42,803
227		Torchmark Corp.	14,394
680		Travelers Cos., Inc.	33,871
500		UnumProvident Corp.	12,040

			474,303

Internet: 0.7%
200	@	Akamai Technologies, Inc.	7,810
250	@	Amazon.com, Inc.	20,405
1,066	@	eBay, Inc.	31,991
200	@	Expedia, Inc.	4,850
200	@	Google, Inc. — Class A	117,160
1,109	@	Symantec Corp.	24,099
1,100	@	Yahoo!, Inc.	29,436

			235,751

Iron/Steel: 0.1%
100		Allegheny Technologies, Inc.	7,500
302		Nucor Corp.	22,590
83		United States Steel Corp.	14,335

			44,425

Leisure Time: 0.0%
357		Carnival Corp.	14,301

			14,301

Lodging: 0.1%
200		Marriott International, Inc.	6,582
254		Starwood Hotels & Resorts Worldwide, Inc.	12,294

			18,876

Machinery — Construction & Mining: 0.2%
650		Caterpillar, Inc.	53,716
100	@	Terex Corp.	7,135

			60,851

Shares			Value

Machinery — Diversified: 0.2%
174		Cummins, Inc.	$12,253
450		Deere & Co.	36,603
100		Rockwell Automation, Inc.	5,855

			54,711

Media: 0.8%
300		CBS Corp. — Class B	6,474
350		Clear Channel Communications, Inc.	12,257
2,000		Comcast Corp. — Class A	45,000
850	@	DIRECTV Group, Inc.	23,885
2,050		News Corp. — Class A	36,798
3,400		Time Warner, Inc.	53,992
700	@	Viacom — Class B	25,074
1,820		Walt Disney Co.	61,152

			264,632

Metal Fabricate/Hardware: 0.1%
200		Precision Castparts Corp.	24,160

			24,160

Mining: 0.3%
450		Alcoa, Inc.	18,266
444		Freeport-McMoRan Copper & Gold, Inc.	51,375
300		Newmont Mining Corp.	14,259

			83,900

Miscellaneous Manufacturing: 1.8%
570		3M Co.	44,209
300		Cooper Industries Ltd.	13,989
700		Dover Corp.	37,856
346		Eaton Corp.	33,451
9,505		General Electric Co.	291,994
709		Honeywell International, Inc.	42,271
500		Illinois Tool Works, Inc.	26,850
200	@@	Ingersoll-Rand Co.	8,808
300		Leggett & Platt, Inc.	5,730
227		Parker Hannifin Corp.	19,220
300		Textron, Inc.	18,765
225	@@	Tyco International Ltd.	10,168

			553,311

Office/Business Equipment: 0.1%
700		Pitney Bowes, Inc.	25,417
1,200		Xerox Corp.	16,296

			41,713

Oil & Gas: 4.1%
604		Anadarko Petroleum Corp.	45,282
400		Apache Corp.	53,624
450		Chesapeake Energy Corp.	24,647
2,147		Chevron Corp.	212,875
1,551		ConocoPhillips	144,398
524		Devon Energy Corp.	60,753
200		ENSCO International, Inc.	14,366
100		EOG Resources, Inc.	12,863
5,267		ExxonMobil Corp.	467,499
250		Hess Corp.	30,703
602		Marathon Oil Corp.	30,937
200		Murphy Oil Corp.	18,530
200	@, @@	Nabors Industries Ltd.	8,408
100		Noble Corp.	6,314
310		Noble Energy, Inc.	30,210
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund X	as of May 31, 2008 (continued)

Shares			Value

Oil & Gas: (continued)
930		Occidental Petroleum Corp.	$85,495
200		Questar Corp.	12,844
100		Sunoco, Inc.	4,447
378		Valero Energy Corp.	19,218
250		XTO Energy, Inc.	15,905

			1,299,318

Oil & Gas Services: 0.8%
300		Baker Hughes, Inc.	26,586
450		Halliburton Co.	21,861
450	@	National Oilwell Varco, Inc.	37,494
1,000		Schlumberger Ltd.	101,130
100		Smith International, Inc.	7,892
299	@	Transocean, Inc.	44,907
400	@	Weatherford International Ltd.	18,252

			258,122

Packaging & Containers: 0.0%
210		Ball Corp.	11,403
200		Bemis Co.	5,320

			16,723

Pharmaceuticals: 1.7%
1,000		Abbott Laboratories	56,350
200		Allergan, Inc.	11,524
1,600		Bristol-Myers Squibb Co.	36,464
158		Cardinal Health, Inc.	8,933
1,050		Eli Lilly & Co.	50,547
370	@	Express Scripts, Inc.	26,681
100	@	Hospira, Inc.	4,194
611	@	King Pharmaceuticals, Inc.	6,269
500	@	Medco Health Solutions, Inc.	24,225
2,189		Merck & Co., Inc.	85,283
6,106		Pfizer, Inc.	118,212
1,800		Schering-Plough Corp.	36,720
200	@	Watson Pharmaceuticals, Inc.	5,712
1,244		Wyeth	55,321

			526,435

Pipelines: 0.2%
700		El Paso Corp.	13,685
600		Spectra Energy Corp.	16,212
579		Williams Cos., Inc.	22,025

			51,922

Retail: 1.9%
100		Abercrombie & Fitch Co.	7,260
100	@	Autozone, Inc.	12,656
439		Best Buy Co., Inc.	20,497
300	@	Big Lots, Inc.	9,318
620	@	Coach, Inc.	22,506
486		Costco Wholesale Corp.	34,662
1,237		CVS Caremark Corp.	52,931
291		Darden Restaurants, Inc.	9,967
500		Family Dollar Stores, Inc.	10,700
200	@	GameStop Corp.	9,920
768		Gap, Inc.	14,016
1,012		Home Depot, Inc.	27,688
1,062		Lowe’s Cos., Inc.	25,488
200		Macy’s, Inc.	4,734
1,252		McDonald’s Corp.	74,269
100		Polo Ralph Lauren Corp.	6,985
350		RadioShack Corp.	5,128
667		Staples, Inc.	15,641

Shares			Value

Retail: (continued)
551		Target Corp.	$29,401
300		Tiffany & Co.	14,709
830		TJX Cos., Inc.	26,610
550		Walgreen Co.	19,811
2,260		Wal-Mart Stores, Inc.	130,492
492		Yum! Brands, Inc.	19,532

			604,921

Savings & Loans: 0.1%
1,550		Hudson City Bancorp., Inc.	27,590
787		Washington Mutual, Inc.	7,099

			34,689

Semiconductors: 0.9%
200		Altera Corp.	4,628
200		Analog Devices, Inc.	7,022
1,382		Applied Materials, Inc.	27,377
350	@	Broadcom Corp.	10,042
5,371		Intel Corp.	124,500
300		KLA-Tencor Corp.	13,836
200		Linear Technology Corp.	7,354
1,000	@	LSI Logic Corp.	7,270
200	@	MEMC Electronic Materials, Inc.	13,732
357		National Semiconductor Corp.	7,515
650	@	Nvidia Corp.	16,055
350	@	QLogic Corp.	5,527
1,550		Texas Instruments, Inc.	50,344
200		Xilinx, Inc.	5,440

			300,642

Software: 1.3%
574	@	Adobe Systems, Inc.	25,290
392	@	Autodesk, Inc.	16,135
314	@	BMC Software, Inc.	12,591
681		CA, Inc.	18,074
800	@	Compuware Corp.	8,152
100	@	Electronic Arts, Inc.	5,020
200	@	Fiserv, Inc.	10,472
700		IMS Health, Inc.	16,968
7,687		Microsoft Corp.	217,696
3,836	@	Oracle Corp.	87,614

			418,012

Telecommunications: 2.1%
5,237		AT&T, Inc.	208,956
530		CenturyTel, Inc.	18,767
5,501	@	Cisco Systems, Inc.	146,987
1,446		Corning, Inc.	39,534
212		Embarq Corp.	10,032
350	@	JDS Uniphase Corp.	4,330
350	@	Juniper Networks, Inc.	9,632
889		Motorola, Inc.	8,294
1,524		Qualcomm, Inc.	73,975
2,000		Qwest Communications International, Inc.	9,700
1,140		Sprint Nextel Corp.	10,670
2,695		Verizon Communications, Inc.	103,677
1,700		Windstream Corp.	22,678

			667,232

Textiles: 0.0%
200		Cintas Corp.	5,904

			5,904

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund X	as of May 31, 2008 (continued)

Shares		Value

Toys/Games/Hobbies: 0.1%
500	Hasbro, Inc.	$18,120

		18,120

Transportation: 0.5%
150	Burlington Northern Santa Fe Corp.	16,958
100	CH Robinson Worldwide, Inc.	6,450
160	CSX Corp.	11,050
200	Expeditors International Washington, Inc.	9,416
185	FedEx Corp.	16,966
225	Norfolk Southern Corp.	15,161
200	Ryder System, Inc.	14,686
200	Union Pacific Corp.	16,462
600	United Parcel Service, Inc. — Class B	42,612

		149,761

	Total Common Stock (Cost $11,367,388)	11,126,344

REAL ESTATE INVESTMENT TRUSTS: 0.4%
Apartments: 0.1%
400	Equity Residential	16,916

		16,916

Diversified: 0.0%
100	Vornado Realty Trust	9,773

		9,773

Health Care: 0.0%
400	HCP, Inc.	13,704

		13,704

Hotels: 0.1%
1,100	Host Hotels & Resorts, Inc.	18,909

		18,909

Regional Malls: 0.1%
200	General Growth Properties, Inc.	8,312
100	Simon Property Group, Inc.	9,936

		18,248

Storage: 0.1%
300	Public Storage, Inc.	26,439

		26,439

Warehouse/Industrial: 0.0%
200	Prologis	12,386

		12,386

	Total Real Estate Investment Trusts (Cost $110,392)	116,375

Principal
Amount			Value

U.S. TREASURY OBLIGATIONS: 64.3%
U.S. Treasury STRIP: 64.3%
$20,830,000	^^,z	2.424%, due 08/15/09	$20,243,161

		Total U.S. Treasury Obligations (Cost $19,972,463)	20,243,161

		Total Long-Term Investments (Cost $31,450,243)	31,485,880

Shares			Value

SHORT-TERM INVESTMENTS: 0.5%
Mutual Fund: 0.1%
25,000	**	ING Institutional Prime Money Market Fund	$25,000

		Total Mutual Fund (Cost $25,000)	25,000

Principal
Amount			Value

Repurchase Agreement: 0.4%
$130,000	Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $130,024 to be received upon repurchase (Collateralized by $245,000 Resolution Funding Corporation, Discount Note, Market Value $133,775, due 10/15/20)		$130,000

	Total Repurchase Agreement (Cost $130,000)		130,000

	Total Short-Term Investments (Cost $155,000)		155,000

	Total Investments in Securities (Cost $31,605,243)*	100.5%	$31,640,880
	Other Assets and Liabilities — Net	(0.5)	(145,459)

	Net Assets	100.0%	$31,495,421

@	Non-income producing security

@@	Foreign Issuer

STRIP	Separate Trading of Registered Interest and Principal of Securities

**	Investment in affiliate

^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $32,535,394.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$780,181
Gross Unrealized Depreciation	(1,674,695)

Net Unrealized Depreciation	$(894,514)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI	as of May 31, 2008

Shares			Value

COMMON STOCK: 28.9%
Advertising: 0.1%
460	@	Interpublic Group of Cos., Inc.	$4,586
354		Omnicom Group	17,350

			21,936

Aerospace/Defense: 0.8%
509		Boeing Co.	42,130
154		General Dynamics Corp.	14,191
120		Goodrich Corp.	7,777
60		L-3 Communications Holdings, Inc.	6,443
296		Lockheed Martin Corp.	32,394
314		Northrop Grumman Corp.	23,694
120		Raytheon Co.	7,663
558		United Technologies Corp.	39,640

			173,932

Agriculture: 0.5%
1,139		Altria Group, Inc.	25,354
372		Archer-Daniels-Midland Co.	14,768
1,139	@	Philip Morris International, Inc.	59,980
186		Reynolds American, Inc.	10,215

			110,317

Airlines: 0.1%
900		Southwest Airlines Co.	11,754

			11,754

Apparel: 0.2%
396		Nike, Inc.	27,075
120		VF Corp.	9,084

			36,159

Auto Manufacturers: 0.1%
1,113	@	Ford Motor Co.	7,568
220		General Motors Corp.	3,762
62		Paccar, Inc.	3,310

			14,640

Auto Parts & Equipment: 0.1%
220	@	Goodyear Tire & Rubber Co.	5,590
566		Johnson Controls, Inc.	19,278

			24,868

Banks: 1.3%
2,161		Bank of America Corp.	73,496
780		Bank of New York Mellon Corp.	34,733
460		BB&T Corp.	14,476
170		Capital One Financial Corp.	8,180
510		Fifth Third Bancorp.	9,537
100		M&T Bank Corp.	8,666
120		Marshall & Ilsley Corp.	2,789
120		Northern Trust Corp.	9,120
964		Regions Financial Corp.	17,178
315		State Street Corp.	22,686
440		US Bancorp.	14,604
928		Wachovia Corp.	22,086
1,538		Wells Fargo & Co.	42,403
220		Zions Bancorp.	9,480

			289,434

Beverages: 0.6%
89		Anheuser-Busch Cos., Inc.	5,114
1,173		Coca-Cola Co.	67,166
340	@	Constellation Brands, Inc.	7,249

Shares			Value

Beverages: (continued)
364		Pepsi Bottling Group, Inc.	$11,801
692		PepsiCo, Inc.	47,264

			138,594

Biotechnology: 0.4%
664	@	Amgen, Inc.	29,236
120	@	Biogen Idec, Inc.	7,530
270	@	Celgene Corp.	16,432
512	@	Gilead Sciences, Inc.	28,324

			81,522

Building Materials: 0.0%
120		Trane, Inc.	5,570

			5,570

Chemicals: 0.8%
120		Air Products & Chemicals, Inc.	12,230
653		Dow Chemical Co.	26,381
100		Eastman Chemical Co.	7,661
120		Ecolab, Inc.	5,380
630		EI Du Pont de Nemours & Co.	30,183
220		Hercules, Inc.	4,539
220		International Flavors & Fragrances, Inc.	9,231
304		Monsanto Co.	38,730
242		PPG Industries, Inc.	15,253
100		Rohm & Haas Co.	5,398
100		Sherwin-Williams Co.	5,615
220		Sigma-Aldrich Corp.	12,927

			173,528

Coal: 0.1%
50		Consol Energy, Inc.	4,878
120		Peabody Energy Corp.	8,870

			13,748

Commercial Services: 0.2%
20	@	Apollo Group, Inc. — Class A	956
200		H&R Block, Inc.	4,668
70		McKesson Corp.	4,036
272		Moody’s Corp.	10,086
220		Robert Half International, Inc.	5,408
340		RR Donnelley & Sons Co.	11,162
373		Western Union Co.	8,818

			45,134

Computers: 1.6%
220	@	Affiliated Computer Services, Inc.	11,924
460	@	Apple, Inc.	86,825
120	@	Cognizant Technology Solutions Corp.	4,234
124	@	Computer Sciences Corp.	6,095
1,311	@	Dell, Inc.	30,232
340		Electronic Data Systems Corp.	8,327
1,251	@	EMC Corp.	21,817
1,430		Hewlett-Packard Co.	67,296
767		International Business Machines Corp.	99,273
189	@	Lexmark International, Inc.	6,967
220	@	NetApp, Inc.	5,364
120	@	Sandisk Corp.	3,397
340	@	Sun Microsystems, Inc.	4,403
120	@	Teradata Corp.	3,241

			359,395

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI	as of May 31, 2008 (continued)

Shares			Value

Cosmetics/Personal Care: 0.6%
120		Avon Products, Inc.	$4,687
169		Colgate-Palmolive Co.	12,567
1,795		Procter & Gamble Co.	118,560

			135,814

Distribution/Wholesale: 0.0%
220		Genuine Parts Co.	9,682

			9,682

Diversified Financial Services: 1.5%
595		American Express Co.	27,578
137		Ameriprise Financial, Inc.	6,475
400		Bear Stearns Cos., Inc.	3,732
260		Charles Schwab Corp.	5,767
218		CIT Group, Inc.	2,180
2,704		Citigroup, Inc.	59,191
40		CME Group, Inc.	17,212
278		Countrywide Financial Corp.	1,462
332		Discover Financial Services	5,694
290		Federal Home Loan Mortgage Corporation	7,372
601		Federal National Mortgage Association	16,239
213		Goldman Sachs Group, Inc.	37,575
1,720		JPMorgan Chase & Co.	73,960
404		Lehman Brothers Holdings, Inc.	14,871
511		Merrill Lynch & Co., Inc.	22,443
645		Morgan Stanley	28,528
170		NYSE Euronext	10,866
171	@	SLM Corp.	3,877

			345,022

Electric: 1.0%
340	@	AES Corp.	6,623
640		American Electric Power Co., Inc.	27,091
460		Centerpoint Energy, Inc.	7,792
460		Dominion Resources, Inc.	21,298
390		DTE Energy Co.	17,254
1,680		Duke Energy Corp.	31,046
420		Edison International	22,357
120		Entergy Corp.	14,492
120		Exelon Corp.	10,560
63		FirstEnergy Corp.	4,959
290		FPL Group, Inc.	19,581
500		Pepco Holdings, Inc.	13,520
260		PPL Corp.	13,341
104		Public Service Enterprise Group, Inc.	4,603
120		Southern Co.	4,344

			218,861

Electrical Components & Equipment: 0.1%
154		Emerson Electric Co.	8,960
120		Molex, Inc.	3,341

			12,301

Electronics: 0.3%
396	@	Agilent Technologies, Inc.	14,806
220		Applera Corp. — Applied Biosystems Group	7,647
220		Jabil Circuit, Inc.	2,798
200		PerkinElmer, Inc.	5,656
321	@	Thermo Electron Corp.	18,945
290	@@	Tyco Electronics Ltd.	11,635
54	@	Waters Corp.	3,322

			64,809

Shares			Value

Engineering & Construction: 0.1%
20		Fluor Corp.	$3,731
100	@	Jacobs Engineering Group, Inc.	9,478

			13,209

Environmental Control: 0.1%
460	@	Allied Waste Industries, Inc.	6,196
320		Waste Management, Inc.	12,138

			18,334

Food: 0.5%
320		ConAgra Foods, Inc.	7,546
320		General Mills, Inc.	20,224
290		HJ Heinz Co.	14,474
220		Kellogg Co.	11,398
457		Kraft Foods, Inc.	14,843
148		Kroger Co.	4,091
120		McCormick & Co., Inc.	4,510
320		Safeway, Inc.	10,198
780		Sara Lee Corp.	10,748
220		Supervalu, Inc.	7,715
120		WM Wrigley Jr. Co.	9,256

			115,003

Forest Products & Paper: 0.0%
290		International Paper Co.	7,894
120		MeadWestvaco Corp.	3,088

			10,982

Gas: 0.1%
320		Sempra Energy	18,499

			18,499

Hand/Machine Tools: 0.1%
82		Black & Decker Corp.	5,305
112		Snap-On, Inc.	6,935
159		Stanley Works	7,724

			19,964

Healthcare — Products: 0.9%
302		Baxter International, Inc.	18,452
120		Becton Dickinson & Co.	10,134
860	@	Boston Scientific Corp.	11,429
170	@@	Covidien Ltd.	8,515
120		CR Bard, Inc.	10,944
1,187		Johnson & Johnson	79,220
610		Medtronic, Inc.	30,909
220	@	Patterson Cos., Inc.	7,482
320	@	St. Jude Medical, Inc.	13,040
120		Stryker Corp.	7,746
220	@	Varian Medical Systems, Inc.	10,459

			208,330

Healthcare — Services: 0.3%
284		Aetna, Inc.	13,393
212		Cigna Corp.	8,607
60	@	Coventry Health Care, Inc.	2,762
118	@	Humana, Inc.	6,024
101	@	Laboratory Corp. of America Holdings	7,453
556		UnitedHealth Group, Inc.	19,021
226	@	WellPoint, Inc.	12,615

			69,875

Home Builders: 0.1%
120		Centex Corp.	2,260
220		D.R. Horton, Inc.	2,796
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI	as of May 31, 2008 (continued)

Shares			Value

Home Builders: (continued)
320		Lennar Corp.	$5,402
260		Pulte Homes, Inc.	3,180

			13,638

Household Products/Wares: 0.2%
220		Clorox Co.	12,569
120		Fortune Brands, Inc.	8,338
334		Kimberly-Clark Corp.	21,309

			42,216

Insurance: 1.2%
185	@@	ACE Ltd.	11,113
287		Aflac, Inc.	19,266
243		Allstate Corp.	12,378
1,382		American International Group, Inc.	49,752
140		AON Corp.	6,607
100		Assurant, Inc.	6,803
380		Chubb Corp.	20,429
120		Cincinnati Financial Corp.	4,202
220		Genworth Financial, Inc.	4,862
183		Hartford Financial Services Group, Inc.	13,006
220		Lincoln National Corp.	12,135
120		Loews Corp.	5,948
120		Marsh & McLennan Cos., Inc.	3,268
596		Metlife, Inc.	35,778
300		MGIC Investment Corp.	3,606
152		Progressive Corp.	3,049
373		Prudential Financial, Inc.	27,863
152		Torchmark Corp.	9,638
390		Travelers Cos., Inc.	19,426
220		UnumProvident Corp.	5,298

			274,427

Internet: 0.6%
120	@	Akamai Technologies, Inc.	4,686
170	@	Amazon.com, Inc.	13,875
646	@	eBay, Inc.	19,386
120	@	Expedia, Inc.	2,910
120	@	Google, Inc. — Class A	70,296
556	@	Symantec Corp.	12,082
560	@	Yahoo!, Inc.	14,986

			138,221

Iron/Steel: 0.1%
150		Nucor Corp.	11,220
36		United States Steel Corp.	6,218

			17,438

Leisure Time: 0.0%
165		Carnival Corp.	6,610

			6,610

Lodging: 0.1%
220		Marriott International, Inc.	7,240
120		Starwood Hotels & Resorts Worldwide, Inc.	5,808

			13,048

Machinery — Construction & Mining: 0.2%
360		Caterpillar, Inc.	29,750
120	@	Terex Corp.	8,562

			38,312

Shares			Value

Machinery — Diversified: 0.2%
136		Cummins, Inc.	$9,577
320		Deere & Co.	26,029
100		Rockwell Automation, Inc.	5,855

			41,461

Media: 0.7%
120		CBS Corp. — Class B	2,590
220		Clear Channel Communications, Inc.	7,704
1,265		Comcast Corp. — Class A	28,463
510	@	DIRECTV Group, Inc.	14,331
1,150		News Corp. — Class A	20,643
1,800		Time Warner, Inc.	28,584
440	@	Viacom — Class B	15,761
999		Walt Disney Co.	33,566

			151,642

Metal Fabricate/Hardware: 0.1%
120		Precision Castparts Corp.	14,496

			14,496

Mining: 0.2%
220		Alcoa, Inc.	8,930
217		Freeport-McMoRan Copper & Gold, Inc.	25,109
220		Newmont Mining Corp.	10,457

			44,496

Miscellaneous Manufacturing: 1.4%
377		3M Co.	29,240
120		Cooper Industries Ltd.	5,596
360		Dover Corp.	19,469
209		Eaton Corp.	20,206
5,403		General Electric Co.	165,980
366		Honeywell International, Inc.	21,821
320		Illinois Tool Works, Inc.	17,184
120	@@	Ingersoll-Rand Co.	5,285
220		Leggett & Platt, Inc.	4,202
149		Parker Hannifin Corp.	12,616
220		Textron, Inc.	13,761
70	@@	Tyco International Ltd.	3,163

			318,523

Office/Business Equipment: 0.1%
340		Pitney Bowes, Inc.	12,345
780		Xerox Corp.	10,592

			22,937

Oil & Gas: 3.4%
310		Anadarko Petroleum Corp.	23,241
220		Apache Corp.	29,493
320		Chesapeake Energy Corp.	17,526
1,217		Chevron Corp.	120,666
949		ConocoPhillips	88,352
277		Devon Energy Corp.	32,115
120		ENSCO International, Inc.	8,620
120		EOG Resources, Inc.	15,436
3,058		ExxonMobil Corp.	271,428
120		Hess Corp.	14,737
334		Marathon Oil Corp.	17,164
120		Murphy Oil Corp.	11,118
120	@,@@	Nabors Industries Ltd.	5,045
120		Noble Corp.	7,577
180		Noble Energy, Inc.	17,541
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI	as of May 31, 2008 (continued)

Shares			Value

Oil & Gas: (continued)
486		Occidental Petroleum Corp.	$44,678
120		Questar Corp.	7,706
120		Sunoco, Inc.	5,336
222		Valero Energy Corp.	11,286
145		XTO Energy, Inc.	9,225

			758,290

Oil & Gas Services: 0.7%
220		Baker Hughes, Inc.	19,496
250		Halliburton Co.	12,145
220	@	National Oilwell Varco, Inc.	18,330
580		Schlumberger Ltd.	58,655
229	@	Transocean, Inc.	34,394
240	@	Weatherford International Ltd.	10,951

			153,971

Packaging & Containers: 0.1%
160		Ball Corp.	8,688
220		Bemis Co.	5,852

			14,540

Pharmaceuticals: 1.3%
610		Abbott Laboratories	34,374
120		Allergan, Inc.	6,914
850		Bristol-Myers Squibb Co.	19,372
53		Cardinal Health, Inc.	2,997
610		Eli Lilly & Co.	29,365
140	@	Express Scripts, Inc.	10,095
120	@	Hospira, Inc.	5,033
228	@	King Pharmaceuticals, Inc.	2,339
320	@	Medco Health Solutions, Inc.	15,504
1,174		Merck & Co., Inc.	45,739
3,444		Pfizer, Inc.	66,676
980		Schering-Plough Corp.	19,992
120	@	Watson Pharmaceuticals, Inc.	3,427
734		Wyeth	32,641

			294,468

Pipelines: 0.1%
400		El Paso Corp.	7,820
340		Spectra Energy Corp.	9,187
377		Williams Cos., Inc.	14,341

			31,348

Retail: 1.6%
100		Abercrombie & Fitch Co.	7,260
50	@	Autozone, Inc.	6,328
249		Best Buy Co., Inc.	11,626
220	@	Big Lots, Inc.	6,833
356	@	Coach, Inc.	12,923
314		Costco Wholesale Corp.	22,394
696		CVS Caremark Corp.	29,782
182		Darden Restaurants, Inc.	6,234
290		Family Dollar Stores, Inc.	6,206
120	@	GameStop Corp.	5,952
502		Gap, Inc.	9,162
603		Home Depot, Inc.	16,498
736		Lowe’s Cos., Inc.	17,664
120		Macy’s, Inc.	2,840
662		McDonald’s Corp.	39,270
120		Polo Ralph Lauren Corp.	8,382
220		RadioShack Corp.	3,223
361		Staples, Inc.	8,465

Shares			Value

Retail: (continued)
285		Target Corp.	$15,208
220		Tiffany & Co.	10,787
485		TJX Cos., Inc.	15,549
340		Walgreen Co.	12,247
1,301		Wal-Mart Stores, Inc.	75,120
334		Yum! Brands, Inc.	13,260

			363,213

Savings & Loans: 0.1%
980		Hudson City Bancorp., Inc.	17,444
386		Washington Mutual, Inc.	3,482

			20,926

Semiconductors: 0.8%
120		Analog Devices, Inc.	4,213
816		Applied Materials, Inc.	16,165
220	@	Broadcom Corp.	6,312
3,012		Intel Corp.	69,818
220		KLA-Tencor Corp.	10,146
100		Linear Technology Corp.	3,677
560	@	LSI Logic Corp.	4,071
120	@	MEMC Electronic Materials, Inc.	8,239
240		National Semiconductor Corp.	5,052
310	@	Nvidia Corp.	7,657
220	@	QLogic Corp.	3,474
880		Texas Instruments, Inc.	28,582
120		Xilinx, Inc.	3,264

			170,670

Software: 1.0%
280	@	Adobe Systems, Inc.	12,337
240	@	Autodesk, Inc.	9,878
143	@	BMC Software, Inc.	5,734
336		CA, Inc.	8,917
460	@	Compuware Corp.	4,687
120	@	Electronic Arts, Inc.	6,024
100	@	Fiserv, Inc.	5,236
340		IMS Health, Inc.	8,242
4,290		Microsoft Corp.	121,493
2,127	@	Oracle Corp.	48,581

			231,129

Telecommunications: 1.7%
3,021		AT&T, Inc.	120,538
311		CenturyTel, Inc.	11,013
3,087	@	Cisco Systems, Inc.	82,485
855		Corning, Inc.	23,376
104		Embarq Corp.	4,921
220	@	JDS Uniphase Corp.	2,721
170	@	Juniper Networks, Inc.	4,678
466		Motorola, Inc.	4,348
790		Qualcomm, Inc.	38,347
1,070		Qwest Communications International, Inc.	5,190
674		Sprint Nextel Corp.	6,309
1,502		Verizon Communications, Inc.	57,782
980		Windstream Corp.	13,073

			374,781

Textiles: 0.0%
120		Cintas Corp.	3,542

			3,542

Toys/Games/Hobbies: 0.0%
320		Hasbro, Inc.	11,597

			11,597

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI	as of May 31, 2008 (CONTINUED)

Shares		Value

Transportation: 0.4%
120	Burlington Northern Santa Fe Corp.	$13,566
20	CH Robinson Worldwide, Inc.	1,290
108	CSX Corp.	7,458
120	Expeditors International Washington, Inc.	5,650
37	FedEx Corp.	3,393
130	Norfolk Southern Corp.	8,759
120	Ryder System, Inc.	8,812
200	Union Pacific Corp.	16,462
360	United Parcel Service, Inc. — Class B	25,567

		90,957

	Total Common Stock (Cost $6,374,900)	6,418,113

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Apartments: 0.0%
120	Equity Residential	5,075

		5,075

Health Care: 0.0%
220	HCP, Inc.	7,537

		7,537

Hotels: 0.1%
680	Host Hotels & Resorts, Inc.	11,689

		11,689

Regional Malls: 0.1%
120	General Growth Properties, Inc.	4,987
120	Simon Property Group, Inc.	11,923

		16,910

Storage: 0.1%
220	Public Storage, Inc.	19,389

		19,389

Warehouse/Industrial: 0.0%
120	Prologis	7,432

		7,432

	Total Real Estate Investment Trusts (Cost $64,660)	68,032

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 53.2%
Federal National Mortgage Association: 53.2%
$12,250,000	^^, Z	2.690%, due 09/15/09	$11,833,146

		Total U.S. Government Agency Obligations (Cost $11,704,282)	11,833,146

U.S. TREASURY OBLIGATIONS: 17.9%
U.S. Treasury STRIP: 17.9%
4,120,000	^, Z	2.490%, due 11/15/09	3,973,942

		Total U.S. Treasury Obligations (Cost $4,002,906)	3,973,942

		Total Long-Term Investments (Cost $22,146,748)	22,293,233

Shares				Value

SHORT-TERM INVESTMENTS: 0.2%
Mutual Fund: 0.2%
55,000	**	ING Institutional Prime Money Market Fund		$55,000
		Total Short-Term Investments (Cost $55,000)		55,000
		Total Investments in Securities (Cost $22,201,748)*	100.5%	$22,348,233
		Other Assets and Liabilities — Net	(0.5)	(117,483)

		Net Assets	100.0%	$22,230,750

@	Non-income producing security

@@	Foreign Issuer

STRIP	Separate Trading of Registered Interest and Principal of Securities

**	Investment in affiliate

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $22,800,879.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$486,406
Gross Unrealized Depreciation	(939,052)

Net Unrealized Depreciation	$(452,646)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XII	AS OF MAY 31, 2008

Shares			Value

COMMON STOCK: 24.8%
Advertising: 0.1%
240	@	Interpublic Group of Cos., Inc.	$2,393
120		Omnicom Group	5,881

			8,274

Aerospace/Defense: 0.6%
259		Boeing Co.	21,437
2		General Dynamics Corp.	184
80		Goodrich Corp.	5,185
129		Lockheed Martin Corp.	14,118
155		Northrop Grumman Corp.	11,696
30		Raytheon Co.	1,916
230		United Technologies Corp.	16,339

			70,875

Agriculture: 0.4%
451		Altria Group, Inc.	10,039
118		Archer-Daniels-Midland Co.	4,685
451	@	Philip Morris International, Inc.	23,750
112		Reynolds American, Inc.	6,151

			44,625

Airlines: 0.0%
350		Southwest Airlines Co.	4,571

			4,571

Apparel: 0.1%
176		Nike, Inc.	12,033

			12,033

Auto Manufacturers: 0.1%
484	@	Ford Motor Co.	3,291
140		General Motors Corp.	2,394
37		Paccar, Inc.	1,975

			7,660

Auto Parts & Equipment: 0.1%
120	@	Goodyear Tire & Rubber Co.	3,049
214		Johnson Controls, Inc.	7,289

			10,338

Banks: 1.1%
891		Bank of America Corp.	30,303
280		Bank of New York Mellon Corp.	12,468
240		BB&T Corp.	7,553
34		Capital One Financial Corp.	1,636
230		Fifth Third Bancorp.	4,301
360		Huntington Bancshares, Inc.	3,208
100		Keycorp.	1,947
8		Marshall & Ilsley Corp.	186
240		National City Corp.	1,402
80		Northern Trust Corp.	6,080
458		Regions Financial Corp.	8,162
111		State Street Corp.	7,994
140		US Bancorp.	4,647
448		Wachovia Corp.	10,662
634		Wells Fargo & Co.	17,479
120		Zions Bancorp.	5,171

			123,199

Beverages: 0.5%
53		Anheuser-Busch Cos., Inc.	3,045
462		Coca-Cola Co.	26,454
140	@	Constellation Brands, Inc.	2,985

Shares			Value

Beverages: (continued)
155		Pepsi Bottling Group, Inc.	$5,025
264		PepsiCo, Inc.	18,031

			55,540

Biotechnology: 0.4%
330	@	Amgen, Inc.	14,530
90	@	Biogen Idec, Inc.	5,648
90	@	Celgene Corp.	5,477
35	@	Genzyme Corp.	2,396
256	@	Gilead Sciences, Inc.	14,162

			42,213

Building Materials: 0.1%
349		Masco Corp.	6,470

			6,470

Chemicals: 0.6%
40		Air Products & Chemicals, Inc.	4,077
227		Dow Chemical Co.	9,171
50		Ecolab, Inc.	2,242
280		EI Du Pont de Nemours & Co.	13,415
120		Hercules, Inc.	2,476
120		International Flavors & Fragrances, Inc.	5,035
142		Monsanto Co.	18,091
94		PPG Industries, Inc.	5,925
100		Rohm & Haas Co.	5,398
90		Sigma-Aldrich Corp.	5,288

			71,118

Coal: 0.1%
30		Consol Energy, Inc.	2,927
50		Peabody Energy Corp.	3,696

			6,623

Commercial Services: 0.2%
100		H&R Block, Inc.	2,334
29		McKesson Corp.	1,672
134		Moody’s Corp.	4,969
120		Robert Half International, Inc.	2,950
120		RR Donnelley & Sons Co.	3,940
151		Western Union Co.	3,570

			19,435

Computers: 1.2%
50	@	Affiliated Computer Services, Inc.	2,710
170	@	Apple, Inc.	32,088
40	@	Cognizant Technology Solutions Corp.	1,411
575	@	Dell, Inc.	13,260
120		Electronic Data Systems Corp.	2,939
465	@	EMC Corp.	8,110
576		Hewlett-Packard Co.	27,107
307		International Business Machines Corp.	39,735
86	@	Lexmark International, Inc.	3,170
100	@	NetApp, Inc.	2,438
30	@	Sandisk Corp.	849
132	@	Sun Microsystems, Inc.	1,709
20	@	Teradata Corp.	540

			136,066

Cosmetics/Personal Care: 0.6%
100		Avon Products, Inc.	3,906
130		Colgate-Palmolive Co.	9,667
735		Procter & Gamble Co.	48,547

			62,120

See Accompanying Notes to Financial Statements

ING Principal Protection Fund XII	PORTFOLIO OF INVESTMENTS As Of MAY 31, 2008 (CONTINUED)

Shares			Value

Distribution/Wholesale: 0.0%
100		Genuine Parts Co.	$4,401

			4,401

Diversified Financial Services: 1.4%
220		American Express Co.	10,197
44		Ameriprise Financial, Inc.	2,079
200		Bear Stearns Cos., Inc.	1,866
94		Charles Schwab Corp.	2,085
142		CIT Group, Inc.	1,420
1,118		Citigroup, Inc.	24,473
10		CME Group, Inc.	4,303
250		Countrywide Financial Corp.	1,315
157		Discover Financial Services	2,693
170		Federal Home Loan Mortgage Corporation	4,321
216		Federal National Mortgage Association	5,836
137		Goldman Sachs Group, Inc.	24,168
30	@	IntercontinentalExchange, Inc.	4,146
710		JPMorgan Chase & Co.	30,530
134		Lehman Brothers Holdings, Inc.	4,933
205		Merrill Lynch & Co., Inc.	9,004
254		Morgan Stanley	11,234
80		NYSE Euronext	5,114
120	@	SLM Corp.	2,720

			152,437

Electric: 0.8%
120	@	AES Corp.	2,338
270		American Electric Power Co., Inc.	11,429
240		Centerpoint Energy, Inc.	4,066
180		Dominion Resources, Inc.	8,334
180		DTE Energy Co.	7,963
670		Duke Energy Corp.	12,382
120		Edison International	6,388
20		Entergy Corp.	2,415
40		Exelon Corp.	3,520
120		FPL Group, Inc.	8,102
200		Pepco Holdings, Inc.	5,408
110		PPL Corp.	5,644
88		Public Service Enterprise Group, Inc.	3,895
80		Southern Co.	2,896

			84,780

Electrical Components & Equipment: 0.0%
46		Emerson Electric Co.	2,676

			2,676

Electronics: 0.2%
198	@	Agilent Technologies, Inc.	7,403
120		Applera Corp. — Applied Biosystems Group	4,171
120		Jabil Circuit, Inc.	1,526
100		PerkinElmer, Inc.	2,828
133	@	Thermo Electron Corp.	7,850
75	@@	Tyco Electronics Ltd.	3,009

			26,787

Engineering & Construction: 0.1%
30		Fluor Corp.	5,597
20	@	Jacobs Engineering Group, Inc.	1,896

			7,493

Shares			Value

Environmental Control: 0.1%
240	@	Allied Waste Industries, Inc.	$3,233
150		Waste Management, Inc.	5,690

			8,923

Food: 0.4%
120		ConAgra Foods, Inc.	2,830
204		General Mills, Inc.	12,893
149		HJ Heinz Co.	7,437
50		Kellogg Co.	2,591
194		Kraft Foods, Inc.	6,301
102		Kroger Co.	2,819
120		Safeway, Inc.	3,824
360		Sara Lee Corp.	4,961
100		Supervalu, Inc.	3,507
30		WM Wrigley Jr. Co.	2,314

			49,477

Forest Products & Paper: 0.1%
130		International Paper Co.	3,539
100		MeadWestvaco Corp.	2,573

			6,112

Gas: 0.0%
80		Sempra Energy	4,625

			4,625

Hand/Machine Tools: 0.1%
87		Snap-On, Inc.	5,387
11		Stanley Works	534

			5,921

Healthcare — Products: 0.7%
94		Baxter International, Inc.	5,743
20		Becton Dickinson & Co.	1,689
310	@	Boston Scientific Corp.	4,120
85	@@	Covidien Ltd.	4,258
20		CR Bard, Inc.	1,824
451		Johnson & Johnson	30,100
300		Medtronic, Inc.	15,201
80	@	Patterson Cos., Inc.	2,721
110	@	St. Jude Medical, Inc.	4,483
20		Stryker Corp.	1,291
50	@	Varian Medical Systems, Inc.	2,377

			73,807

Healthcare — Services: 0.3%
172		Aetna, Inc.	8,112
50		Cigna Corp.	2,030
86	@	Humana, Inc.	4,390
42	@	Laboratory Corp. of America Holdings	3,099
276		UnitedHealth Group, Inc.	9,442
84	@	WellPoint, Inc.	4,689

			31,762

Home Builders: 0.0%
20		Centex Corp.	377
130		D.R. Horton, Inc.	1,652
120		Lennar Corp.	2,026
120		Pulte Homes, Inc.	1,468

			5,523

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XII	as of May 31, 2008 (continued)

Shares			Value

Household Products/Wares: 0.1%
50		Clorox Co.	$2,857
20		Fortune Brands, Inc.	1,390
117		Kimberly-Clark Corp.	7,465

			11,712

Housewares: 0.0%
230		Newell Rubbermaid, Inc.	4,618

			4,618

Insurance: 1.1%
130	@@	ACE Ltd.	7,809
129		Aflac, Inc.	8,660
124		Allstate Corp.	6,317
594		American International Group, Inc.	21,384
90		AON Corp.	4,247
40		Assurant, Inc.	2,721
132		Chubb Corp.	7,096
100		Cincinnati Financial Corp.	3,502
120		Genworth Financial, Inc.	2,652
106		Hartford Financial Services Group, Inc.	7,533
40		Lincoln National Corp.	2,206
50		Loews Corp.	2,479
40		Marsh & McLennan Cos., Inc.	1,089
258		Metlife, Inc.	15,488
100		MGIC Investment Corp.	1,202
114		Progressive Corp.	2,287
184		Prudential Financial, Inc.	13,745
147		Travelers Cos., Inc.	7,322
120		UnumProvident Corp.	2,890

			120,629

Internet: 0.7%
110	@	Amazon.com, Inc.	8,978
278	@	eBay, Inc.	8,343
10	@	Expedia, Inc.	243
80	@	Google, Inc. — Class A	46,864
284	@	Symantec Corp.	6,171
260	@	Yahoo!, Inc.	6,958

			77,557

Iron/Steel: 0.1%
48		Nucor Corp.	3,590
39		United States Steel Corp.	6,736

			10,326

Leisure Time: 0.0%
39		Carnival Corp.	1,562

			1,562

Lodging: 0.1%
120		Marriott International, Inc.	3,949
44		Starwood Hotels & Resorts Worldwide, Inc.	2,130

			6,079

Machinery — Construction & Mining: 0.2%
180		Caterpillar, Inc.	14,875
40	@	Terex Corp.	2,854

			17,729

Machinery — Diversified: 0.1%
8		Cummins, Inc.	563
80		Deere & Co.	6,507

			7,070

Shares			Value

Media: 0.6%
20		CBS Corp. — Class B	$432
120		Clear Channel Communications, Inc.	4,202
535		Comcast Corp. — Class A	12,038
180	@	DIRECTV Group, Inc.	5,058
498		News Corp. — Class A	8,939
830		Time Warner, Inc.	13,180
130	@	Viacom — Class B	4,657
396		Walt Disney Co.	13,306

			61,812

Metal Fabricate/Hardware: 0.0%
30		Precision Castparts Corp.	3,624

			3,624

Mining: 0.2%
110		Alcoa, Inc.	4,465
123		Freeport-McMoRan Copper & Gold, Inc.	14,232
90		Newmont Mining Corp.	4,278

			22,975

Miscellaneous Manufacturing: 1.3%
97		3M Co.	7,523
100		Cooper Industries Ltd.	4,663
190		Dover Corp.	10,275
120		Eastman Kodak Co.	1,838
96		Eaton Corp.	9,281
2,229		General Electric Co.	68,475
212		Honeywell International, Inc.	12,639
120		Illinois Tool Works, Inc.	6,444
50	@@	Ingersoll-Rand Co.	2,202
120		Leggett & Platt, Inc.	2,292
102		Parker Hannifin Corp.	8,636
50		Textron, Inc.	3,128
25	@@	Tyco International Ltd.	1,130

			138,526

Office/Business Equipment: 0.1%
140		Pitney Bowes, Inc.	5,083
360		Xerox Corp.	4,889

			9,972

Oil & Gas: 2.8%
196		Anadarko Petroleum Corp.	14,694
90		Apache Corp.	12,065
70		Chesapeake Energy Corp.	3,834
472		Chevron Corp.	46,799
406		ConocoPhillips	37,799
101		Devon Energy Corp.	11,710
10		ENSCO International, Inc.	718
40		EOG Resources, Inc.	5,145
1,255		ExxonMobil Corp.	111,394
40		Hess Corp.	4,912
134		Marathon Oil Corp.	6,886
10		Murphy Oil Corp.	927
50	@, @@	Nabors Industries Ltd.	2,102
40		Noble Corp.	2,526
90		Noble Energy, Inc.	8,771
270		Occidental Petroleum Corp.	24,821
74		Valero Energy Corp.	3,762
82		XTO Energy, Inc.	5,217

			304,082

See Accompanying Notes to Financial Statements

ING Principal Protection Fund XII	PORTFOLIO OF INVESTMENTS as of May 31, 2008 (continued)

Shares			Value

Oil & Gas Services: 0.6%
50		Baker Hughes, Inc.	$4,431
104		Halliburton Co.	5,052
120	@	National Oilwell Varco, Inc.	9,998
270		Schlumberger Ltd.	27,305
101	@	Transocean, Inc.	15,169
80	@	Weatherford International Ltd.	3,650

			65,605

Packaging & Containers: 0.1%
91		Ball Corp.	4,941
120		Bemis Co.	3,192
120	@	Pactiv Corp.	2,956

			11,089

Pharmaceuticals: 1.2%
280		Abbott Laboratories	15,778
410		Bristol-Myers Squibb Co.	9,344
44		Cardinal Health, Inc.	2,488
260		Eli Lilly & Co.	12,516
90	@	Express Scripts, Inc.	6,490
243	@	King Pharmaceuticals, Inc.	2,493
160	@	Medco Health Solutions, Inc.	7,752
555		Merck & Co., Inc.	21,623
1,457		Pfizer, Inc.	28,208
380		Schering-Plough Corp.	7,752
20	@	Watson Pharmaceuticals, Inc.	571
361		Wyeth	16,054

			131,069

Pipelines: 0.1%
200		El Paso Corp.	3,910
120		Spectra Energy Corp.	3,242
134		Williams Cos., Inc.	5,097

			12,249

Retail: 1.4%
30		Abercrombie & Fitch Co.	2,178
20	@	Autozone, Inc.	2,531
159		Best Buy Co., Inc.	7,424
120	@	Big Lots, Inc.	3,727
170	@	Coach, Inc.	6,171
94		Costco Wholesale Corp.	6,704
284		CVS Caremark Corp.	12,152
48		Darden Restaurants, Inc.	1,644
152		Family Dollar Stores, Inc.	3,253
80	@	GameStop Corp.	3,968
220		Gap, Inc.	4,015
262		Home Depot, Inc.	7,168
274		Lowe’s Cos., Inc.	6,576
20		Macy’s, Inc.	473
249		McDonald’s Corp.	14,771
40		Polo Ralph Lauren Corp.	2,794
60		RadioShack Corp.	879
149		Staples, Inc.	3,494
124	@	Starbucks Corp.	2,256
127		Target Corp.	6,777
120		Tiffany & Co.	5,884
168		TJX Cos., Inc.	5,386
130		Walgreen Co.	4,683
551		Wal-Mart Stores, Inc.	31,815
174		Yum! Brands, Inc.	6,908

			153,631

Shares			Value

Savings & Loans: 0.1%
430		Hudson City Bancorp., Inc.	$7,654
240		Sovereign Bancorp., Inc.	2,194
177		Washington Mutual, Inc.	1,597

			11,445

Semiconductors: 0.7%
100		Altera Corp.	2,314
80		Analog Devices, Inc.	2,809
390		Applied Materials, Inc.	7,726
90	@	Broadcom Corp.	2,582
1,282		Intel Corp.	29,717
100		KLA-Tencor Corp.	4,612
360	@	LSI Logic Corp.	2,617
50	@	MEMC Electronic Materials, Inc.	3,433
73		National Semiconductor Corp.	1,537
125	@	Nvidia Corp.	3,088
120	@	QLogic Corp.	1,895
370		Texas Instruments, Inc.	12,018
20		Xilinx, Inc.	544

			74,892

Software: 0.9%
120	@	Adobe Systems, Inc.	5,287
52	@	Autodesk, Inc.	2,140
15	@	BMC Software, Inc.	602
174		CA, Inc.	4,618
240	@	Compuware Corp.	2,446
50	@	Electronic Arts, Inc.	2,510
140		IMS Health, Inc.	3,394
1,861		Microsoft Corp.	52,704
922	@	Oracle Corp.	21,058

			94,759

Telecommunications: 1.5%
1,225		AT&T, Inc.	48,878
157		CenturyTel, Inc.	5,559
1,344	@	Cisco Systems, Inc.	35,912
240		Citizens Communications Co.	2,798
348		Corning, Inc.	9,514
32		Embarq Corp.	1,514
120	@	JDS Uniphase Corp.	1,484
130	@	Juniper Networks, Inc.	3,578
233		Motorola, Inc.	2,174
382		Qualcomm, Inc.	18,542
500		Qwest Communications International, Inc.	2,425
361		Sprint Nextel Corp.	3,379
685		Verizon Communications, Inc.	26,352
360		Windstream Corp.	4,802

			166,911

Toys/Games/Hobbies: 0.0%
120		Hasbro, Inc.	4,349

			4,349

Transportation: 0.4%
80		Burlington Northern Santa Fe Corp.	9,044
8		CSX Corp.	552
50		Expeditors International Washington, Inc.	2,354
78		FedEx Corp.	7,153
95		Norfolk Southern Corp.	6,401
20		Ryder System, Inc.	1,469
See Accompanying Notes to Financial Statements

ING Principal Protection Fund XII	PORTFOLIO OF INVESTMENTS AS OF May 31, 2008 (continued)

Shares		Value

Transportation: (continued)
146	Union Pacific Corp.	$12,017
130	United Parcel Service, Inc. — Class B	9,233

		48,223

	Total Common Stock (Cost $2,667,931)	2,718,379

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Apartments: 0.0%
20	Equity Residential	846

		846

Diversified: 0.0%
30	Vornado Realty Trust	2,932

		2,932

Health Care: 0.0%
120	HCP, Inc.	4,111

		4,111

Hotels: 0.1%
320	Host Hotels & Resorts, Inc.	5,501

		5,501

Regional Malls: 0.1%
80	General Growth Properties, Inc.	3,325
30	Simon Property Group, Inc.	2,981

		6,306

Storage: 0.1%
120	Public Storage, Inc.	10,576

		10,576

Warehouse/Industrial: 0.0%
20	Prologis	1,239

		1,239

	Total Real Estate Investment Trusts (Cost $31,284)	31,511

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 46.8%
Federal National Mortgage Association: 46.8%
$2,697,000	^, Z	2.810%, due 11/15/09	$2,589,963
2,651,000	^, Z	2.810%, due 01/15/10	2,533,693

			5,123,656

		Total U.S. Government Agency Obligations (Cost $5,040,437)	5,123,656

U.S. TREASURY OBLIGATIONS: 30.8%
U.S. Treasury STRIP: 30.8%
3,520,000	^^, Z	2.540%, due 02/15/10	3,371,354

		Total U.S. Treasury Obligations (Cost $3,401,040)	3,371,354

		Total Long-Term Investments (Cost $11,140,692)	11,244,900

Shares				Value

SHORT-TERM INVESTMENTS: 0.3%
Mutual Fund: 0.3%
27,000	**	ING Institutional Prime Money Market Fund		$27,000

		Total Short-Term Investments (Cost $27,000)		27,000

		Total Investments in Securities (Cost $11,167,692)*	103.0%	$11,271,900
		Other Assets and Liabilities — Net	(3.0)	(326,813)

		Net Assets	100.0%	$10,945,087

@	Non-income producing security

@@	Foreign Issuer

STRIP	Separate Trading of Registered Interest and Principal of Securities

**	Investment in affiliate

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $11,526,806.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$248,811
Gross Unrealized Depreciation	(503,717)

Net Unrealized Depreciation	$(254,906)

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Equity Trust was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.
A brief description of each matter voted upon as well as the results are outlined below:
Matters:
1	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

2	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.
Results:

			Shares voted
			against or	Shares	Broker
	Proposal*	Shares voted for	withheld	abstained	non-vote	Total Shares Voted
ING Index Plus LargeCap Equity Fund	1	1,121,978.994	99,891.513	83,751.799	1,394,171.000	2,699,793.306
ING Index Plus LargeCap Equity Fund II	1	1,981.710.202	181,768.394	107,113.596	2,194,329.000	2,483,210.990
ING Index Plus LargeCap Equity Fund III	1	1,893,297.136	176,250.055	57,091.656	2,601,048.000	4,727,686.847
ING Index Plus LargeCap Equity Fund IV	1	8,299,830.111	789,751.969	379,385.987	8,834,640.000	18,303,608.067
ING Index Plus LargeCap Equity Fund V	1	7,082,064.921	767,748.695	366,822.527	7,890,722.000	16,107,358.143
ING Index Plus LargeCap Equity Fund VI	1	5,964,415.285	758,552.793	294,801.670	7,515,610.000	14,533,379.748
ING Principal Protection Fund VII	1	3,081,474.277	309,900.347	176,704.897	3,850,192.000	3,081,474.277
ING Principal Protection Fund VIII	1	1,809,703.450	182,026.627	94,390.294	2,557,935.000	4,644,055.371
ING Principal Protection Fund IX	1	1,462,818.849	136,032.433	120,700.455	2,239,955.000	3,959,506.737
ING Index Plus LargeCap Equity Fund	2	1,094,694.994	114,393.513	96,533.799	1,394,171.000	2,699,793.306
ING Index Plus LargeCap Equity Fund II	2	2,006,340.460	151,282.397	112,969.335	2,194,329.000	4,464,921.192
ING Index Plus LargeCap Equity Fund III	2	1,858,543.164	160,685.397	107,410.286	2,601,048.000	4,727,686.847

*	The Shareholder Meeting for the Funds was adjourned to November 21, 2007.
A special meeting of shareholders of ING Equity Trust was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.
A brief description of each matter voted upon as well as the results are outlined below:
Matters:
3	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.

4	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.

ING Equity Trust Registrant
Results:

			Shares voted
			against or	Shares	Broker
	Proposal	Shares voted for	withheld	abstained	non-vote	Total Shares Voted
Colleen D. Baldwin	3	142,838,245.304	3,375,161.823	0.000	0.000	146,213,407.127
John V. Boyer	3	142,839,785.792	3,373,621.335	0.000	0.000	146,213,407.127
Patricia W. Chadwick	3	142,879,042.050	3,334,365.077	0.000	0.000	146,213,407.127
Robert W. Crispin	3	142,786,153.613	3,427,253.514	0.000	0.000	146,213,407.127
Peter S. Drotch	3	142,818,018.047	3,395,389.080	0.000	0.000	146,213,407.127
J. Michael Earley	3	142,874,615.519	3,338,791.608	0.000	0.000	146,213,407.127
Patrick W. Kenny	3	142,859,525.170	3,353,881.957	0.000	0.000	146,213,407.127
Shaun P. Mathews	3	142,849,295.152	3,364,111.975	0.000	0.000	146,213,407.127
Sheryl K. Pressler	3	142,823,138.851	3,390,268.276	0.000	0.000	146,213,407.127
David W.C. Putnam	3	142,802,258.864	3,411,148.263	0.000	0.000	146,213,407.127
Roger B. Vincent	3	142,871,116.265	3,342,290.862	0.000	0.000	146,213,407.127

ING Equity Trust Registrant	4	65,255,655.030	9,875,266.376	4,136,287.721	66,946,198.000	146,213,407.127

*	The Shareholder Meeting for ING Equity Trust Registrant was adjourned to November 21, 2007.

SHAREHOLDER MEETING INFORMATION (Unaudited) (Continued)

A special meeting of shareholders of ING Equity Trust was held November 21, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.
A brief description of each matter voted upon as well as the results are outlined below:
Matters:
1	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

2	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.
Results:

			Shares voted
			against or	Shares	Broker
	Proposal*	Shares voted for	withheld	abstained	non-vote	Total Shares Voted
ING Index Plus LargeCap Equity Fund	1	1,305,904.794	131,565.371	95,547.796	1,114,862.000	2,647,879.961
ING Index Plus LargeCap Equity Fund II	1	2,255,442.202	212,111.721	114,853.596	1,813,187.000	4,395,594.519
ING Index Plus LargeCap Equity Fund III	1	2,224,043.824	216,386.823	85,772.339	2,111,429.000	4,637,631.986
ING Index Plus LargeCap Equity Fund IV	1	9,473,210.050	909,716.493	457,142.070	7,183,992.000	18,024,060.613
ING Index Plus LargeCap Equity Fund V	1	8,216,959.868	898,287.117	404,377.502	6,688,715.000	16,208,339.487
ING Index Plus LargeCap Equity Fund VI	1	7,020,938.226	944,264.944	362,758.582	6,284,779.000	14,612,740.752
ING Principal Protection Fund VII	1	3,619,911.104	415,702.868	186,877.294	3,256,199.000	7,478,690.266
ING Principal Protection Fund VIII	1	2,152,558.862	229,920.588	136,099.773	2,224,126.000	4,742,705.223
ING Principal Protection Fund IX	1	1,658,649.231	195,930.995	138,463.803	1,919,341.000	3,912,385.029
ING Index Plus LargeCap Equity Fund	2	1,280,246.189	142,993.976	109,777.796	1,114,862.000	2,647,879.961
ING Index Plus LargeCap Equity Fund II	2	2,280,753.460	169,587.724	132,066.335	1,813,187.000	4,395,594.519
ING Index Plus LargeCap Equity Fund III	2	2,218,336.792	196,490.128	111,376.066	2,111,429.000	4,637,631.986

*	The Shareholder Meeting for the Funds was adjourned to December 17, 2007.
A special meeting of shareholders of ING Equity Trust was held November 21, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.
A brief description of each matter voted upon as well as the results are outlined below:
Matters:
3	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.

4	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.

ING Equity Trust Registrant
Results:

			Shares voted
			against or	Shares	Broker
	Proposal*	Shares voted for	withheld	abstained	non-vote	Total Shares Voted
Colleen D. Baldwin	3	145,594,807.440	4,063,187.254	0.000	0.000	149,657,994.694
John V. Boyer	3	145,598,175.092	4,059,819.602	0.000	0.000	149,657,994.694
Patricia W. Chadwick	3	145,638,821.575	4,019,173.119	0.000	0.000	149,657,994.694
Robert W. Crispin	3	145,549,893.287	4,108,101.407	0.000	0.000	149,657,994.694
Peter S. Drotch	3	145,578,904.513	4,079,090.181	0.000	0.000	149,657,994.694
J. Michael Earley	3	145,638,444.634	4,019,550.060	0.000	0.000	149,657,994.694
Patrick W. Kenny	3	145,623,559.385	4,034,435.309	0.000	0.000	149,657,994.694
Shaun P. Mathews	3	145,610,087.823	4,047,906.871	0.000	0.000	149,657,994.694
Sheryl K. Pressler	3	145,572,261.029	4,085,733.665	0.000	0.000	149,657,994.694
David W.C. Putnam	3	145,565,970.286	4,092,024.408	0.000	0.000	149,657,994.694
Roger B. Vincent	3	145,638,762.335	4,019,232.359	0.000	0.000	149,657,994.694

ING Equity Trust Registrant	4	79,506,308.208	10,668,336.919	4,710,837.567	54,772,512.000	149,657,994.694

*	The Shareholder Meeting for ING Equity Trust Registrant was adjourned to December 17, 2007. Proposal 3 was passed.

SHAREHOLDER MEETING INFORMATION (Unaudited) (Continued)

A special meeting of shareholders of ING Equity Trust was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.
A brief description of each matter voted upon as well as the results are outlined below:
Matters:
1	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

2	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.
Results:

			Shares voted
			against or	Shares	Broker
	Proposal*	Shares voted for	withheld	abstained	non-vote	Total Shares Voted
ING Index Plus LargeCap Equity Fund	1	1,439,871.342	154,930.371	95,766.796	1,005,015.000	2,695,583.509
ING Index Plus LargeCap Equity Fund II	1	2,468,658.558	233,849.721	129,970.008	1,634,160.000	4,466,638.287
ING Index Plus LargeCap Equity Fund III	1	2,500,098.453	236,763.615	99,167.339	1,869,971.000	4,706,000.407
ING Index Plus LargeCap Equity Fund IV	1	10,341,575.994	1,004,888.515	516,898.080	6,628,384.000	18,491,746.589
ING Index Plus LargeCap Equity Fund V	1	9,039,947.195	1,016,404.488	453,698.475	5,805,055.000	16,315,105.158
ING Index Plus LargeCap Equity Fund VI	1	7,679,070.209	1,067,453.932	400,613.360	5,554,576.000	14,701,713.501
ING Principal Protection Fund VII	1	4,006,212.579	440,204.868	207,433.144	2,937,849.000	7,591,699.591
ING Principal Protection Fund VIII	1	2,457,869.492	240,982.588	174,679.318	1,911,720.000	4,785,251.398
ING Principal Protection Fund IX	1	1,867,898.341	209,240.061	159,522.994	1,723,984.000	3,960,645.396
ING Index Plus LargeCap Equity Fund	2	1,414,866.737	165,700.976	110,000.796	1,005,015.000	2,695,583.509
ING Index Plus LargeCap Equity Fund II	2	2,507,290.816	183,412.724	141,774.747	1,634,160.000	4,466,638.287
ING Index Plus LargeCap Equity Fund III	2	2,493,616.421	224,393.920	118,019.066	1,869,971.000	4,706,000.407

*	Proposals for the Funds were not passed.
A special meeting of shareholders of ING Equity Trust was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.
A brief description of each matter voted upon as well as the results are outlined below:
Matters:
4	To amend ING Equity Trust’s Declaration of Trust to permit certain Fund reorganizations without obtaining shareholder approval but subject to approval by the Board.

ING Equity Trust Registrant
Results:

			Shares voted
			against or	Shares	Broker
	Proposal*	Shares voted for	withheld	abstained	non-vote	Total Shares Voted
ING Equity Trust Registrant	4	85,867,939.184	12,258,065.954	5,285,491.087	50,812,577.268	154,224,073.493

*	Proposal for the Registrant did not pass.

TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2008 were as follows:

Fund Name	Type	Per Share Amount
ING Index Plus LargeCap Equity Fund II
Class A	NII	$0.1363
Class B	NII	$0.0184
Class C	NII	$0.0462
ING Index Plus LargeCap Equity Fund III
Class A	NII	$0.0695
Class B	NII	$0.0121
Class C	NII	$0.0198
ING Index Plus LargeCap Equity Fund IV
Class A	NII	$0.1433
Class B	NII	$0.0508
Class C	NII	$0.0398
Class Q	NII	$0.1534
All Classes	STCG	$0.2028
All Classes	LTCG	$1.5944
ING Index Plus LargeCap Equity Fund V
Class A	NII	$0.1403
Class B	NII	$0.0608
Class C	NII	$0.0429
All Classes	STCG	$0.1305
All Classes	LTCG	$0.4559
ING Index Plus LargeCap Equity Fund VI
Class A	NII	$0.1258
Class B	NII	$0.0445
Class C	NII	$0.0360
All Classes	STCG	$0.0901
All Classes	LTCG	$0.4139
ING Principal Protection Fund VII
Class A	NII	$0.0859
Class B	NII	$0.0073
Class C	NII	$—
All Classes	STCG	$0.1196
All Classes	LTCG	$0.3766
ING Principal Protection Fund VIII
Class A	NII	$0.1663
Class B	NII	$0.0785
Class C	NII	$0.0742
All Classes	STCG	$0.1652
All Classes	LTCG	$0.5078
ING Principal Protection Fund IX
Class A	NII	$0.1617
Class B	NII	$0.0768
Class C	NII	$0.0722
All Classes	STCG	$0.1562
All Classes	LTCG	$0.6485

TAX INFORMATION (Unaudited) (continued)

Fund Name	Type	Per Share Amount
ING Principal Protection Fund X
Class A	NII	$0.1995
Class B	NII	$0.1194
Class C	NII	$0.0955
All Classes	STCG	$0.2419
All Classes	LTCG	$0.6217
ING Principal Protection Fund XI
Class A	NII	$0.1526
Class B	NII	$0.0671
Class C	NII	$0.0751
All Classes	STCG	$0.1447
All Classes	LTCG	$0.5755
ING Principal Protection Fund XII
Class A	NII	$0.1517
Class B	NII	$0.0677
Class C	NII	$0.0691
All Classes	STCG	$0.0713
All Classes	LTCG	$0.4430

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Equity Fund II	57.67%
ING Index Plus LargeCap Equity Fund III	100.00%
ING Index Plus LargeCap Equity Fund IV	71.14%
ING Index Plus LargeCap Equity Fund V	70.01%
ING Index Plus LargeCap Equity Fund VI	79.91%
ING Principal Protection Fund VII	96.37%
ING Principal Protection Fund VIII	47.03%
ING Principal Protection Fund IX	51.44%
ING Principal Protection Fund X	43.35%
ING Principal Protection Fund XI	53.63%
ING Principal Protection Fund XII	47.16%

TAX INFORMATION (Unaudited) (continued)

For the year ended May 31, 2008, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Index Plus LargeCap Equity Fund II	56.96%
ING Index Plus LargeCap Equity Fund III	100.00%
ING Index Plus LargeCap Equity Fund IV	70.23%
ING Index Plus LargeCap Equity Fund V	68.44%
ING Index Plus LargeCap Equity Fund VI	74.71%
ING Principal Protection Fund VII	96.01%
ING Principal Protection Fund VIII	46.69%
ING Principal Protection Fund IX	50.55%
ING Principal Protection Fund X	42.72%
ING Principal Protection Fund XI	52.58%
ING Principal Protection Fund XII	46.00%
Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Index Plus LargeCap Equity Fund II	45.54%
ING Index Plus LargeCap Equity Fund III	6.23%
ING Index Plus LargeCap Equity Fund IV	51.52%
ING Index Plus LargeCap Equity Fund V	65.74%
ING Index Plus LargeCap Equity Fund VI	72.49%
ING Principal Protection Fund VII	72.89%
ING Principal Protection Fund VIII	74.10%
ING Principal Protection Fund IX	72.42%
ING Principal Protection Fund X	70.72%
ING Principal Protection Fund XI	73.16%
ING Principal Protection Fund XII	76.77%
The following Funds designate 100% of their short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING Index Plus LargeCap Equity Fund IV
ING Index Plus LargeCap Equity Fund V
ING Index Plus LargeCap Equity Fund VI
ING Principal Protection Fund VII
ING Principal Protection Fund VIII
ING Principal Protection Fund IX
ING Principal Protection Fund X
ING Principal Protection Fund XI
ING Principal Protection Fund XII
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)
The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number of
				Funds in
				Fund
	Position(s)	Term of Office		Complex(2)
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	November 2007 — Present	President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004).	177	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (March 2008 — Present). Formerly, consultant (July 2007 — February 2008). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007), and Executive Director, The Mark Twain House & Museum(3) (September 1989 — November 2005).	177	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	177	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 — Present	Retired partner. PricewaterhouseCoopers, LLP.	177	First Marblehead Corporation,(October 2003 — Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 — January 2007); Tufts Health Plan, Director (June 2006 — Present); and University of Connecticut, Trustee (November 2004 — Present)

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	February 2002 — Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — Present).	177	Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	177	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Re Holdings Corp. (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	177	Global Alternative Asset Management, Inc. (October 2007 — Present); and Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/Trustee	February 2002 — Present	President, Springwell Corporation (March 1989 — Present).	177	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 —

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

				Number of
				Funds in
				Fund
	Position(s)	Term of Office		Complex(2)
	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee
Directors who are “Interested Persons”:

Robert W. Crispin(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 — Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 — December 2007).	177	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

Shaun P. Mathews(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006). Chief Marketing Officer, ING USFS (April 2002 — October 2004), and Head of Rollover/Payout (October 2001 — December 2003).	177	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(5), ING Funds Services, LLC(6), ING Investments, LLC(7) and ING Pilgrim Funding, Inc. (December 2005 — Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)	ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); ING USFS, CMO, ING USFS (April 2002 — October 2004); and Head of ING USFS Rollover/Payout (November 2001 — December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	February 2002 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	February 2002 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present). Formerly, Chief Investment Officer of International Portfolios, ING Investments, LLC(2) (August 2000 — January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present), ING Investments, LLC(2) and Directed Services LLC(6) (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 — October 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Senior Vice President, ING Investments, LLC (December 2006 — Present); and ING Funds Services, LLC(3) (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); and Vice President, ING Investments, LLC(2) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products ( May 2005 — April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005)

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	February 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 — Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Fund Services (March 2005 — March 2008); Tax Senior, ING Funds Services (January 2004 — March 2005); and Tax Senior, KPMG LLP (August 2002 — December 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008) and Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services LLC is the successor in interest to Directed Services, Inc.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING fund by calling (800) 992-0180 or by going to www.ingfunds.com.
Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund
Domestic Equity Fund-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund
Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING Equity Dividend Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund
Domestic Equity Index Funds
ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING Index Plus LargeCap Equity Fund IV
ING Index Plus LargeCap Equity Fund V
ING Index Plus LargeCap Equity Fund VI
ING Index Plus LargeCap Equity Fund VII
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund
Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund
Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund
International Equity Funds
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund
Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund
International Fund-of-Funds
ING Diversified International Fund
Loan Participation Fund
ING Senior Income Fund
Money Market Funds*
ING Money Market Fund
ING Classic Money Market Fund

*	An investment in a fund is not insured or guaranteed by Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141
Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110
Custodian
The Bank of New York Mellon Corporation
One Wall Street,
New York, New York 10286
Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-UDEPPFABCQ	(0508-072808)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Earley is “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $380,317 for year ended May 31, 2008 and $444,327 for year ended May 31, 2007.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $54,538 for the year ended May 31, 2008 and $561,378 for year ended May 31, 2007.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $58,237 in the year ended May 31, 2008 and $118,270 in the year ended May 31, 2007. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Last Approved: November 29, 2007

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	√		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	√		Not to exceed $21,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	√		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E
Prohibited Non-Audit Services
Dated:     January 1, 2008
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING RISK MANAGED NATURAL RESOURCES FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,664,505 for year ended May 31, 2008 and $168,270 for year ended May 31, 2007.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: August 7, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: August 7, 2008

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: August 7, 2008

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